UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Criteo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Statement

Criteo S.A.
32, Rue Blanche
75009 Paris, France

Criteo S.A. | 32, Rue Blanche, 75009 Paris, France
+33 1 7585 0939 | www.criteo.com | IR@Criteo.com

CRITEO

Letter to Our Shareholders
Dear Fellow Shareholders,

2021 was a pivotal year for Criteo as we worked hard to execute against our strategic transformation plan and reposition our business to lead the future of AdTech. This is an exciting time to be part of Criteo and our employees across the globe are working relentlessly to drive innovation and change for our clients. I am proud of the impressive performance that we delivered in 2021 and I am optimistic about what lies ahead. The future is wide open for Criteo.

Progressing on our multi-year transformation journey
Building upon our strong first mover advantage in Commerce Media, we delivered on all our key priorities around growth, execution and first party data in 2021.
First, we delivered four consecutive quarters of Contribution ex-TAC growth in 2021, resulting in double-digit growth for the year, above our financial guidance.
Second, we remained focused on execution. In 2021, we activated $2.7 billion in media spend for our clients through our Commerce Media platform, representing a 19% increase year-over-year. We accelerated our business diversification as a global leader in Retail Media, serving over 50% of the top 25 retailers in the U.S. and Europe, and we now have a third of our live clients using more than one Criteo product on our platform. We added hundreds of net new clients and we benefited from fast-increasing traction in upselling and cross-selling our solutions to existing clients. We expect that momentum to continue in 2022 and beyond.
Lastly, we made significant strides to strengthen Criteo's leadership position in first party data. Once the industry ultimately moves beyond third-party identifiers, our ability to connect first party data from the supply side with first party data from the demand side should provide a crucial advantage to effectively find and monetize commerce audiences on the open Internet.

Driving shareholder value
Shareholder value is a top priority at Criteo as we execute on our disciplined capital allocation strategy. Our goal is to create long-term value by investing in organic growth and leveraging M&A to accelerate our Commerce Media Platform while continuing to return cash to shareholders with our share buyback program. In 2021, we completed our $100 million buyback program and repurchased over 2.6 million shares. We also recently resumed and extended our share buyback program by an additional $105 million to a total of $280 million.

Taking action to make the future better
Sustainability is embedded in everything we do. 2021 was a year of significant achievements for Criteo in terms of Diversity, Equity and Inclusion (DEI). We appointed our first SVP of Global Diversity, Equity, and Inclusion, we reached gender pay parity among our employees and signed an LGBTQIA+ charter with L’Autre Cercle. Furthermore, we expanded our Employee Resource Groups and created a global disability policy to remove barriers throughout our workplace and provide opportunities to increase our diversity.
Helping the environment is another key area of focus for Criteo and we are delighted that 100% of our data center energy is now using decarbonized energy sources or offset by certificates. Importantly, we are committed to enhancing our disclosures on material ESG topics and this year we adopted the Sustainability Accounting Standards Board (SASB) reporting framework. In addition, we mapped our sustainability strategy with the United Nations’ Sustainable Development Goals (SDGs) where we believe our company has the greatest opportunity to influence progress.

Looking ahead
As we enter 2022, we believe we are well-positioned to be the go-to company for commerce and retail media for the open Internet. Retail media has become the number one secular growth trend in digital advertising and we continue to be a leader in this exciting space. We believe our culture of high performance and accountability will be instrumental in achieving our growth ambitions. We focus on our strengths that set us apart, from our differentiated assets that we continue to build on, to our product functions and features, to our technology investments and our people. We intend to continue to differentiate our business to create opportunities for our clients and for ourselves and make choices that enable us to scale.

With our Commerce Media Platform strategy, I am confident in our ability to deliver on our plans for growth, profitability and cash generation to drive long-term shareholder value.

I am proud to work with such an extraordinary team of Criteos, and we are honored to work for you, our shareholders. On behalf of the Board of Directors and our Leadership Team, I would like to thank you for your continued support of Criteo.

Sincerely,

Megan Clarken
Chief Executive Officer

Notice of 2022 Annual General Meeting of Shareholders
To Our Shareholders:

What:	Our 2022 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)
When:	June 15, 2022 at 2:00 p.m., local time
Where:	32 Rue Blanche, 75009 Paris, France*
Why:	At this Annual General Meeting, shareholders of Criteo S.A. (the “Company”) will be asked to:
Within the authority of the Ordinary Shareholders’ Meeting:
	1.	Renew the term of office of Ms. Megan Clarken as Director;
	2.	Renew the term of office of Ms. Marie Lalleman as Director;
	3.	Renew the term of office of Mr. Edmond Mesrobian as Director;
	4.	Renew the term of office of Mr. James Warner as Director;
	5.	Non-binding advisory vote to approve the compensation for the named executive officers of the Company;
	6.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year;
	7.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years;
	8.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years;
	9.	Approve the statutory financial statements for the fiscal year ended December 31, 2021;
	10.	Approve the consolidated financial statements for the fiscal year ended December 31, 2021;
	11.	Approve the allocation of profits for the fiscal year ended December 31, 2021;
	12.	Authorize the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;
Within the authority of the Extraordinary Shareholders’ Meeting:
13.
Authorize the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

	14.	Authorize the Board of Directors to reduce the Company’s share capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code;
	15.	Delegate authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock;
16.
Determine the maximum number of shares that may be issued or acquired pursuant to the authorizations given by the Annual General Shareholders’ Meeting dated June 25, 2020 to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares), and to grant time-based restricted stock units (Time-Based RSUs) and performance-based restricted stock units (Performance-Based RSUs) pursuant to resolutions 16 to 18 of the said meeting;

17.
Determine the maximum number of shares that may be issued or acquired pursuant to the authorizations given by the Annual General Shareholders’ Meeting dated June 25, 2020 to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares), and to grant time-based restricted stock units (Time-Based RSUs) and performance-based restricted stock units (Performance-Based RSUs) pursuant to resolutions 16 to 18 of the said meeting;

18.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights;

19.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;

20.
Delegate authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders’ preferential subscription rights pursuant to items 17 to 19 above (“green shoe”);

21.
Delegate authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise);

22.	Approve the overall limits on the amount of Ordinary Shares to be issued pursuant to items 17 to 19, 21 above and 24 below;
23.	Delegate authority to the Board of Directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code;
24.
Delegate authority to the Board of Directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the Board of Directors pursuant to item 23 above.

We intend that this notice of the Annual General Meeting and accompanying proxy materials will be first made available to you, as a holder of record of Criteo S.A. Ordinary Shares as of April 28, 2022, on or about April 28, 2022. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares (“ADSs”), each of which represents one Ordinary Share of the Company.
If you are a holder of Ordinary Shares at 12:00 a.m., Paris time, on June 13, 2022, you will be eligible to vote on the items to be presented at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. If you vote in advance of the Annual General Meeting by submitting your proxy card, you will not be able to change your vote and you will not be able to vote at the meeting.
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 1, 2022. If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.
Your vote is important. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting, and no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

By order of the Board of Directors

Rachel Picard
Chairwoman of the Board of Directors
Paris, France

*IMPORTANT NOTICE REGARDING COVID-19: We intend to hold the Annual General Meeting in person. However, we are sensitive to the public health and travel concerns our management, directors and shareholders may have regarding the ongoing COVID-19 pandemic and the related protocols that French authorities may impose. As a result, we may decide to hold the Annual General Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting such as videoconference). Any such change will be announced as soon as reasonably practicable before the Annual Meeting on our website, http://criteo.investorroom.com, via a press release and in additional soliciting material and/or the convening notice filed with the U.S. Securities and Exchange Commission. We encourage you to check our website prior to the meeting if you plan to attend.

RESOLUTION 16: OVERALL SHARE LIMITS	95
RESOLUTIONS 17 TO 22: FINANCIAL AUTHORIZATIONS	96
RESOLUTION 17: SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING	98
RESOLUTION 18: SHARE CAPITAL INCREASE WITH SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	100
RESOLUTION 19: SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING	101
RESOLUTION 20: OVER-ALLOTMENT OPTION	103
RESOLUTION 21: SHARE CAPITAL INCREASE FOR COMPANY SAVINGS PLAN	104
RESOLUTION 22: APPROVAL OF OVERALL LIMITS PURSUANT TO RESOLUTIONS 17 TO 19, 21 AND 24	105
RESOLUTION 23: DELEGATION OF AUTHORITY TO DECIDE ON MERGERS	106
RESOLUTION 24: DELEGATION OF AUTHORITY TO INCREASE SHARE CAPITAL BY ISSUING SHARES OR SECURITIES GIVEN ACCESS TO THE SHARE CAPITAL IN THE SCOPE OF A MERGER	107
SHAREHOLDER RESOLUTIONS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS	108
INCORPORATION BY REFERENCE	108
OTHER MATTERS	108
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS	110
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	Annex A-1
ANNEX B: ENGLISH TRANSLATION OF FRENCH GAAP STATUTORY FINANCIAL STATEMENTS	Annex B-1
ANNEX C: ENGLISH TRANSLATION OF IFRS CONSOLIDATED FINANCIAL STATEMENTS	Annex C-1
APPENDIX A: 2016 STOCK OPTION PLAN	Appendix A-1
APPENDIX B: 2015 TIME-BASED RSU PLAN	Appendix B-1
APPENDIX C: 2015 PERFORMANCE-BASED RSU PLAN	Appendix C-1

Criteo S.A.
32 Rue Blanche
75009 Paris, France

PROXY STATEMENT

FOR THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 15, 2022

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 15, 2022:

The proxy statement and annual report are available at
http://criteo.investorroom.com/annuals

    This proxy statement is being furnished to you by the Board of Directors of Criteo S.A. (the “Company,” “Criteo,” “our,” “us,” or “we”) to solicit your proxy to vote your ordinary shares at our 2022 Annual General Meeting of Shareholders (the “Annual General Meeting”). The Annual General Meeting will be held on June 15, 2022 at 2:00 p.m., local time, at 32 Rue Blanche, 75009 Paris, France. As a result of the ongoing COVID-19 pandemic and related French protocols, however, we may decide to hold the Annual General Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We intend that this proxy statement and the accompanying proxy card will be first made available on or about April 28, 2022 to holders of our ordinary shares, nominal value €0.025 per share (“Ordinary Shares”), as of April 28, 2022. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each representing one Ordinary Share, nominal value €0.025 per share (“ADSs”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote at the Annual General Meeting?
As of March 31, 2022, 60,577,750 Ordinary Shares were outstanding, of which approximately 60,544,728 were represented by ADSs.
Holders of record of Ordinary Shares at 12:00 a.m., Paris time, on June 13, 2022 will be eligible to vote on the items to be presented at the Annual General Meeting. A holder of ADSs registered in such holder’s name on the books of the Depositary (a “registered holder of ADSs”) may instruct the Depositary to vote the Ordinary Shares underlying its ADSs, so long as the Depositary receives such holder’s voting instructions by 12:00 p.m., Eastern Time, on June 7, 2022. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 1, 2022.
What matters will be voted on at the Annual General Meeting?
There are 24 resolutions scheduled to be considered and voted on at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting
1.	Renew the term of office of Ms. Megan Clarken as Director;
2.	Renew the term of office of Ms. Marie Lalleman as Director;
3.	Renew the term of office of Mr. Edmond Mesrobian as Director;
4.	Renew the term of office of Mr. James Warner as Director;
5.	Non-binding advisory vote to approve the compensation for the named executive officers of the Company;
6.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year;
7.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years;
8.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years;
9.	Approve the statutory financial statements for the fiscal year ended December 31, 2021;
10.	Approve the consolidated financial statements for the fiscal year ended December 31, 2021;
11.	Approve the allocation of profits for the fiscal year ended December 31, 2021;
12.	Authorize the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;
Within the authority of the Extraordinary Shareholders’ Meeting
13.
Authorize the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

14.
Authorize the Board of Directors to reduce the Company’s share capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code;

15.	Delegate authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock;

16.	Determine the maximum number of shares that may be issued or acquired pursuant to the authorizations given by the Annual General Shareholders’ Meeting dated June 25, 2020 to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares), and to grant time-based restricted stock units (Time-Based RSUs) and performance-based restricted stock units (Performance-Based RSUs) pursuant to resolutions 16 to 18 of the said meeting;
17.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

18.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital while preserving the shareholders’ preferential subscription rights;

19.	Delegate authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;
20.
Delegate authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders’ preferential subscription rights pursuant to items 17 to 19 above (“green shoe”);

21.	Delegate authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise);
22.	Approve the overall limits on the amount of Ordinary Shares to be issued pursuant to items 17 to 19, 21 above and 24 below;
23.
Delegate authority to the Board of Directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code; and

24.	Delegate authority to the Board of Directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the Board of Directors pursuant to item 23 above.
We encourage you to read the English translation of the full text of the resolutions, which can be found in Annex A.
What are the Board of Directors’ voting recommendations?
The Board of Directors recommends that you vote “FOR” the nominees of the Board of Directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 24, except for Resolutions 7 and 8, for which it recommends that you vote “AGAINST.”
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?
    We are distributing our proxy materials to holders of ADSs via the Internet under the “Notice and Access” approach permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This approach expedites shareholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. We intend that on or about April 28, 2022, we will make available to ADS holders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and how to vote. If you would prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability for requesting those materials.

If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?
ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The deposit agreement, as amended from time to time (the “deposit agreement”), among the Company, the Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with BNP Paribas Securities Services as custodian for the Depositary in France under the deposit agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the Ordinary Shares underlying the ADSs. The Depositary’s offices are located at 240 Greenwich Street, New York, New York 10286.
From whom will I receive proxy materials for the Annual General Meeting?
    If you hold Ordinary Shares registered with our registrar, BNP Paribas Securities Services, you are considered the shareholder of record with respect to those Ordinary Shares and you will receive instructions to access the proxy materials from us.

If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive the Notice of Internet Availability and, if requested, other proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the Notice of Internet Availability and, if requested, other proxy materials from your broker, bank or other nominee.
How can I vote my Ordinary Shares or ADSs?
If you hold Ordinary Shares, you have the right to (i) vote at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, provided in each case that you are the holder of record of such Ordinary Shares at 12:00 a.m., Paris time, on June 13, 2022. You may vote at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting. If you would like to submit your proxy card by mail, you must first request a proxy card from BNP Paribas Securities Services. The deadline for requesting a proxy card from BNP Paribas Securities Services is June 9, 2022. Then, simply mark the proxy card in accordance with the instructions, date and sign, and return it. If you choose to vote by mail, however, your proxy card must be received by BNP Paribas Securities Services by June 11, 2022 in order to be taken into account. If you cast your vote by appointing the chairperson of the Annual General Meeting as your proxy, the chairperson of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company, and such other shareholder’s proxy must be received by BNP Paribas Securities Services by June 11, 2022 in order to be taken into account. Due to the ongoing COVID-19 pandemic, for the safety of our shareholders, our management team and our Board of Directors, we highly recommend that you (or your spouse or partner, if your voting proxy is granted to such individual as detailed above) vote by submitting your proxy card to BNP Paribas Securities Services by mail, or grant your voting proxy directly to the chairperson of the Annual General Meeting, as opposed to voting at the Annual General Meeting.

If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 1, 2022. If you held ADSs as of that date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on June 7, 2022, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you timely provide the Depositary, or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.
You also may exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADSs and withdrawing the Ordinary Shares represented by your ADSs pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may incur additional costs associated with the surrender process.
How will my Ordinary Shares be voted if I do not vote?
If you hold Ordinary Shares and do not (i) vote at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.
If you hold Ordinary Shares and you vote by mail, your Ordinary Shares will be treated as abstentions (which will not be counted as a vote “FOR” or “AGAINST”) on any matters with respect to which you did not make a selection.
If you hold Ordinary Shares and grant your voting proxy directly to the chairperson of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the Board of Directors’ recommendations.
How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?
If you are a registered holder of ADSs and do not provide voting instructions to the Depositary on how you would like the Ordinary Shares underlying your ADSs to be voted on one or more matters or do not return your voting instruction form, or if you are a beneficial holder of ADSs and do not return your voting instruction form, if requested by the Company pursuant and subject to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to give a discretionary proxy to the Company to vote on all matters on the agenda which you have not provided voting instructions and against any matter which may be subsequently added to the agenda of such meeting (including during a meeting) in accordance with French law.

How will my Ordinary Shares be voted if I grant my proxy to the chairperson of the Annual General Meeting?
If you are a holder of Ordinary Shares and you grant your proxy to the chairperson of the Annual General Meeting, the chairperson of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the Board of Directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 24, except for Resolutions 7 and 8, which would be voted “AGAINST.”
Could other matters be decided at the Annual General Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Annual General Meeting.
Holders of Ordinary Shares: To address the possibility of another matter being presented at the Annual Meeting, holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairperson of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting (which will not be counted as a vote “FOR” or “AGAINST”) on such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will be voted “AGAINST” such matters.
If a holder of Ordinary Shares chooses to grant a proxy to the chairperson of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairperson of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions.
Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement, except that in the event a new matter is submitted or an existing matter is amended (including during a meeting) in accordance with French law following the date of this proxy statement, then if requested by the Company pursuant and subject to the terms of the deposit agreement, the Depositary will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying ADSs “AGAINST” such matter.
Who may attend the Annual General Meeting?
Holders of record of Ordinary Shares as of 12:00 a.m., Paris time, on June 13, 2022 and ADS holders as of April 1, 2022, or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or by presenting evidence of their status as a shareholder at the Annual General Meeting as of 12:00 a.m., Paris time, on June 13, 2022.
Holders of ADSs may be asked to provide proof of ownership in order to be admitted to the Annual General Meeting, such as their most recent account statement or other similar evidence confirming their ownership as of April 1, 2022.
Holders of Ordinary Shares or ADSs can obtain directions to the Annual General Meeting by contacting our Investor Relations department by phone at +1 (929) 287 7835 or by email at InvestorRelations@criteo.com.
Please note that while we intend to hold the Annual General Meeting in person at the location set forth in this proxy statement, we may decide to hold the Annual General Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting such as videoconference) in light of the COVID-19 pandemic. Any such change will be announced as soon as reasonably practicable before the Annual General Meeting on our website, http://criteo.investorroom.com, via a press release and an additional soliciting material and/or convening notice filed with the SEC. We encourage you to check our website prior to the meeting if you plan to attend.
Can I submit questions to be answered during the Annual General Meeting?
You can submit questions during the Annual General Meeting and in advance of the Annual General Meeting. Questions submitted in advance of the Annual General Meeting must be sent to the Company in written form at least four (4) business days prior to the date of the Annual General Meeting. Such questions should be directed to the attention of the Chief Executive Officer of the Company and can be sent either by mail to the Company’s registered office at Criteo S.A., 32 Rue Blanche, 75009 Paris, France with acknowledgment of receipt or by email at the following address: AGM@criteo.com, in each case, accompanied with proof of a shareholding certificate. At management’s discretion, proper questions raised in advance of the meeting in accordance with these procedures will be addressed by the Company during the Annual General Meeting.
Can I vote at the Annual General Meeting?
If you hold Ordinary Shares as of 12:00 a.m., Paris time, on June 13, 2022 you may vote at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.
If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs at the Annual General Meeting.
As noted above, please monitor our website at http://criteo.investorroom.com in case these meeting logistics are changed in light of the ongoing COVID-19 pandemic.
Can I change my vote?
If you hold Ordinary Shares and submit your proxy card to vote by mail or appoint a proxy in advance of the meeting, you will not be able to change your vote.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.
What is an “abstention” and how would it affect voting?
With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter. With respect to ADSs, an “abstention” occurs when a shareholder sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.
An abstention by a holder of Ordinary Shares or by a holder of ADSs will be counted toward a quorum. Because an abstention from voting is not voted affirmatively or negatively, it will have no effect on the approval of any of the proposals.
What are the quorum requirements for the resolutions?
In deciding the resolutions that are scheduled for a vote at the Annual General Meeting, each shareholder as of the record date is entitled to one vote per Ordinary Share. Under our by-laws, in order to take action on the resolutions, a quorum, consisting of the holders of 33 1/3% of the Ordinary Shares entitled to vote, must be present in-person or by proxy. Abstentions and ADSs for which no voting instructions have been provided are treated as Ordinary Shares that are present for purposes of determining the presence of a quorum. If a quorum is not present, the meeting will be adjourned.
What are the voting requirements for the resolutions?
The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee named in Resolutions 1 to 4 and for the approval of each matter described in Resolutions 5 to 12. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution. For approval of Resolutions 13 through 24, the affirmative vote of two-thirds of the total number of votes cast is required.
Who will count the votes?
Representatives of BNP Paribas Securities Services will tabulate the votes and act as inspectors of election.
Who will conduct the proxy solicitation and how much will it cost?
We are soliciting proxies from shareholders on behalf of our Board of Directors and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Criteo and its subsidiaries may solicit proxies from shareholders of the Company in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.
We have retained Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual General Meeting. Criteo will pay Innisfree a fee of approximately $50,000, as well as reimburse the firm for certain expenses and indemnify the firm against certain losses, costs and expenses.
We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the Depositary and such intermediaries for their related expenses.
Where can I find the documents referenced in this proxy statement?
The following documents are included in this proxy statement: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2021 prepared in accordance with generally accepted accounting principles as applied to companies in France (“French GAAP”), (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2021 prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union, and (iii) an English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting. This proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2021 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). The Company’s Annual Report on Form 10-K was filed with the SEC on February 25, 2022 and is available on our website at http://criteo.investorroom.com. In addition, once available, the Report of the Board of Directors and the Management Report will be posted on our website at http://criteo.investorroom.com and filed with the SEC. Information contained on, or that can be accessed through, any website referenced herein does not constitute a part of this proxy statement. Websites referenced herein are included solely as an inactive textual reference.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company’s Investor Relations department at Criteo S.A., 32 Rue Blanche, Paris, France 75009, or by emailing InvestorRelations@criteo.com. Such additional information includes, but is not limited to, the statutory auditors’ reports and the report prepared by the independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code referenced in the resolutions described below.
Who can I contact if I have questions about voting my Ordinary Shares or ADSs or attending the Annual General Meeting?
If you have any questions about voting your Ordinary Shares or ADSs or attending the Annual General Meeting, please contact the Company by email at AGM@criteo.com, or our proxy solicitor, Innisfree, in the United States at (888) 750-5834 and outside the United States at +1 (412) 232-3651.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director and Director Nominee Biographies
Megan Clarken was appointed as our Chief Executive Officer effective November 25, 2019, and has served as a member of our Board of Directors since August 2020. From 2004 to 2019, Ms. Clarken held numerous senior positions at Nielsen in both commercial and product leadership, including Chief Commercial Officer of Nielsen Global Media, President of Watch, Nielsen’s Media Measurement services, and President of Product Leadership. Ms. Clarken’s previous roles at Nielsen include Managing Director of Media Client Services in Asia Pacific, Middle East and Africa and Managing Director of Nielsen’s digital business across the Asia Pacific region. Prior to Nielsen, she held senior leadership positions for large publishers and online technology providers, including Akamai Technologies and ninemsn in Australia. The Board of Directors believes that Ms. Clarken’s leadership expertise, extensive knowledge of the Company as our Chief Executive Officer and prior industry experience qualify her to serve on, and allow her to make valuable contributions to, the Board of Directors.
Nathalie Balla has served as a member of our Board of Directors since June 2017. Since September 2014, Ms. Balla has been the General Manager of New R SAS. Since June 2021, Ms. Balla has also been on the supervisory board of each of IDI and DEE Tech, which are each listed companies in Paris, and since January 2018 on the supervisory board of La Redoute, as permanent representative of New R SAS. From June 2014 to March 2022, Ms. Balla served as Co-Chair and Chief Executive Officer of La Redoute and Relais Colis, and from 2009 to 2014, Ms. Balla served as Chief Executive Officer of La Redoute, a subsidiary of Redcats. Ms. Balla served on the board of directors of Solocal Group SA from July 2014 to June 2017. Ms. Balla has a Bachelor’s Degree from École supérieure de commerce (ESCP-EAP) of Paris and a PhD in Business Administration from Saint Gallen University. The Board of Directors believes that Ms. Balla’s extensive experience within e-commerce companies allows her to make valuable contributions to the Board of Directors.
Marie Lalleman has served as a member of our Board of Directors since April 2019 and also serves as chairwoman of the nomination and corporate governance committee. Since January 2021, Ms. Lalleman has acted as senior advisor to the CEOs and C-Suite of various global Media, Retail and Data Analytics companies. From 2017 to January 2021, Ms. Lalleman was Executive Vice President, Global Strategic Partners, at The Nielsen Company, leading commercial strategies with e-retailers and e-media clients. From 2007 until 2017, Ms. Lalleman held various other executive and leadership positions for Nielsen Europe and Nielsen Global Retailer Executive Teams. Ms. Lalleman was appointed in October 2021 as a member of the supervisory board of PATRIZIA AG, a global investment manager in the real asset market, listed on the Frankfurt stock exchange. Ms. Lalleman also previously served as a director of Mediametrie/Netratings SAS JV until January 2021. Ms. Lalleman received a business degree from ESC business school in Marseille. The Board of Directors believes that Ms. Lalleman’s experience in and knowledge of the diverse markets in which we operate, understanding of our business environment from various industry perspectives, and strong strategic thinking qualify her to serve on, and will allow her to make valuable contributions to, the Board of Directors.
Edmond Mesrobian has served as a member of our Board of Directors since February 2017. Since August 2018, Mr. Mesrobian has served as Chief Technology Officer of Nordstrom, Inc., a fashion retailer. Prior to that, Mr. Mesrobian served as Chief Technology Officer of Tesco PLC, a grocery and general merchandise retailer, from June 2015 to August 2018. From January 2011 to September 2014, Mr. Mesrobian served as Chief Technology Officer of Expedia, Inc., an online travel company. Mr. Mesrobian holds a B.S. degree in math and computer science, an M.Sc. degree in computer science and a Ph.D. in artificial intelligence and computer vision, all from University of California, Los Angeles. The Board of Directors believes that Mr. Mesrobian’s extensive experience as an information technology executive, including for retailers, and his service on the Board of Directors of technology companies qualify him to serve on, and allow him to make valuable contributions to, the Board of Directors.

Hubert de Pesquidoux has served as a member of our Board of Directors and chairman of the audit committee since October 2012. Mr. de Pesquidoux is currently Executive Partner at Siris Capital, a private equity firm focused on making control investments in data/telecom, technology and technology-enabled business service companies. Since September 2021, Mr. de Pesquidoux has also served on the board of Tarana Wireless, a telecommunications company. Until 2009, Mr. de Pesquidoux spent 21 years in various roles as a senior executive of Alcatel-Lucent SA. His last position was Chief Financial Officer of Alcatel-Lucent and President of its Enterprise Business Group. Mr. de Pesquidoux served as chairman of the board for Tekelec from May 2011 to January 2012 and served on the Board of Directors of Mavenir Systems from January 2012 to February 2015. He is currently the executive chairman of Mavenir Systems, Inc. and the chairman of the audit committee and member of the board of directors of Sequans Communications S.A. The Board of Directors believes that Mr. de Pesquidoux’s experience and knowledge in the high-tech industry, as well as his broad financial expertise, allow him to make valuable contributions to the Board of Directors.
Rachel Picard has served as a member of our Board of Directors and as chairwoman of the nomination and corporate governance committee since June 2017, and has served as chairwoman of our Board of Directors since July 2020. From October 2014 through February 2020, Ms. Picard was the Chief Executive Officer of SNCF Voyages. Prior to that, Ms. Picard was the Chief Executive Officer of SNCF Gares & Connexions at SNCF Group from June 2012 to September 2014. From October 2010 to April 2012, Ms. Picard was with Thomas Cook Group, first as Deputy General Manager of Tour Operating and Marketing, and subsequently as Chief Executive Officer of Thomas Cook. Ms. Picard has been a member of the supervisory Board of Rocher Participations since April 2020, and a member of the Board of Directors of AXA S.A., a French multinational insurance public company, since April 2022. Ms. Picard was a member of the Board of Directors of Compagnie des Alpes, a French public company, from 2010 to March 2022, and was a member of the Board of Directors of Unibail Rodamco for a short period in 2012. Ms. Picard has a Master’s Degree from HEC Paris. The Board of Directors believes that Ms. Picard’s extensive experience in developing and transforming large business entities and in managing digital companies, especially in e-commerce, as well as her strong relationships with French regulatory and political authorities, qualify her to serve on, and will allow her to make valuable contributions to, the Board of Directors.
James Warner has served as vice chairman of our Board of Directors since July 2020 and as chairman of the compensation committee since February 2013, and was our lead independent director from December 2013 until July 2020. He has served as a member of our board of directors since February 2013. Since January 2009, he has been a Principal of Third Floor Enterprises, an advisory firm specializing in digital marketing and media. From January 2000 until December 2008, Mr. Warner served in various leadership roles at aQuantive Inc., including as Executive Vice President at Razorfish Inc. (formerly Avenue A), which was acquired by the Microsoft Corporation in August 2007. Prior to aQuantive, he held leadership positions at HBO, CBS and Primedia. Mr. Warner has served as a member of the board of directors for Merkle, Inc., Invision, Inc., Zoom, Inc., MediaMind, Inc., Healthline Networks, Inc. and Talix, Inc. and is currently a member of the board of directors of Ansira, Inc. Mr. Warner received a Bachelor of Arts degree in American Studies from Yale University and a Master in Business Administration from Harvard Business School. The Board of Directors believes that Mr. Warner’s experience in the consumer and digital marketing and media industries allows him to make valuable contributions to the Board of Directors.
Family Relationships
There are no family relationships among any of our executive officers, directors or director nominees.

Board Leadership and Corporate Governance Framework
Ms. Picard serves as chairwoman of the Board of Directors, and Mr. Warner serves as vice-chairman of the Board of Directors.
Our governance framework provides the Board of Directors with flexibility to select the appropriate board leadership structure for the Company. The Board of Directors has reviewed its leadership structure in light of the Company’s operating and governance environment and determined that, due to their respective significant expertise and history with the Company, Ms. Picard should serve as the chairwoman, and Mr. Warner should serve as vice-chairman, of our Board of Directors.
Because the Board of Directors currently has an independent chairwoman and an independent vice-chairman, the Board of Directors does not currently utilize a lead independent director. The Board of Directors previously determined that it was appropriate to have a lead independent director for so long as the chairperson of the Board of Directors is holding an executive position, or otherwise is not an independent director.
Although our chairperson and Chief Executive Officer positions are currently separated, our Board of Directors does not have a policy that requires the combination or separation of these roles. Given the dynamic and competitive environment in which we operate, the Board of Directors continues to believe that retaining the flexibility to vary the leadership structure as appropriate based on certain circumstances over time is in the best interests of the Company and its shareholders at this time.
Our corporate governance framework enables our Board of Directors and management to pursue our goals and strategic objectives in seeking to maximize long-term shareholder value. Our Board of Directors has adopted corporate governance guidelines that set forth the role of our Board of Directors, board composition and structure (including independence requirements), board membership criteria, and other governance policies. In addition, our Board of Directors has adopted written charters for its standing committees (audit, compensation, and nomination and corporate governance), as well as certain other policies, as detailed below. The Board of Directors is strongly committed to good corporate governance, and seeks opportunities for improvements on an ongoing basis. Annually, the Board of Directors considers updates to our corporate governance framework based on shareholder feedback, results from the annual general shareholders meeting, the Board of Directors and committees’ self-assessments, governance best practices, and regulatory developments.

Our Corporate Governance Documents

•By-laws	•Human Rights Policy
•Code of Business Conduct & Ethics	•Global Disability Policy
•Corporate Governance Guidelines and Board Charter	•Diversity, Equity, and Inclusion Policy
•Third Party Code of Conduct	•Compensation Committee Charter
•Executive Share Ownership Guidelines	•Audit Committee Charter
•Non-Employee Director Share Ownership Guidelines	•Nomination and Corporate Governance Committee Charter
•Anti-Corruption Policy

These documents are available on our website at http://criteo.investorroom.com under “Governance Documents.”

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers. The audit committee is responsible for overseeing the Code of Conduct, and our Board of Directors is required to approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct or waivers of its requirements required to be disclosed under the rules of the SEC or Nasdaq will be disclosed on our website.
Anti-Hedging/Pledging Policies
Our Insider Trading Policy, which is applicable to all directors, officers and employees of Criteo and its subsidiaries, as well as certain family members of the foregoing, makes clear that all subject persons may not (i) trade in options, warrants, puts, calls or other similar derivative instruments on Company securities or sell Company securities “short,” (ii) hold Company securities in margin accounts, (iii) engage in hedging transactions and all other forms of monetization transactions (including through the use of financial instruments, such as prepaid variable forwards, equity swaps, collars and exchange funds) or (iv) pledge Company securities as collateral for loans.
Human Rights Policy
In February 2020, we adopted a Global Human Rights Policy. While governments have the primary responsibility for protecting and upholding the human rights of their citizens, Criteo recognizes our responsibility to respect internationally recognized standards of fair treatment and non-discrimination in our operations. Standards that we look to and are guided by include the United Nations (“UN”) Guiding Principles on Business and Human Rights and the UN Universal Declaration of Human Rights. Further, we are committed to respecting all internationally recognized human rights wherever we do business. The policy applies to Criteo S.A. and its subsidiaries, and applies to everyone in the Company including the Board of Directors and all colleagues when doing work for Criteo. Additionally, we strive to select and work with vendors, partners and suppliers who respect all relevant human rights conventions and principles.
Director Independence
Our nomination and corporate governance committee and our Board of Directors have undertaken a review of the independence of the directors using the current standards for “independence” established by Nasdaq and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the responsibilities of a director. As a result of this review, our Board of Directors determined that Mses. Balla, Lalleman and Picard, and Messrs. de Pesquidoux, Mesrobian and Warner, who currently serve on our Board of Directors, are “independent directors” as that term is defined under the applicable rules and regulations of the SEC and Nasdaq. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities, if any. In determining that Mses. Balla, Picard and Lalleman are independent under Nasdaq and other applicable standards, our Board of Directors considered that Ms. Balla was the co-chairman and Chief Executive Officer of La Redoute until March 2022, Ms. Picard was the Chief Executive Officer of SNCF Voyages until February 2020 and is currently a member of the supervisory board of Rocher Participations, and Ms. Lalleman was a senior advisor to the Chief Executive Officer of Nielsen Media, and that each of La Redoute, SNCF Voyages, Rocher Participations, and Nielsen is a customer of the Company and purchases certain services from the Company on arms-length terms in the ordinary course of business. For more information, see “Certain Relationships and Related Transactions—Other Relationships.”

Board Diversity

Board Diversity Matrix (As of April 8, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	3		1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	2
Two or more Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background	1
Directors who identify as Armenian: 1
Role of the Board in Risk Oversight
Our Board of Directors is primarily responsible for the oversight of our risk management activities and has delegated to the audit committee the responsibility to assist our Board of Directors in this task. The audit committee also monitors our system of disclosure controls and procedures and internal control over financial reporting and reviews contingent financial liabilities. The audit committee reviews and discusses with management, and, as appropriate, the Company’s auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial, data privacy and cybersecurity risk exposures and the steps taken to monitor and manage those exposures and the Company’s contingent financial liabilities. For a description of the principal duties and responsibilities of the audit committee, see “— Board Committees — Audit Committee” below.
While our Board of Directors oversees our risk management, our management is responsible for day-to-day risk management processes. Our Board of Directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Board Committees
The Board of Directors has established an audit committee, a compensation committee and a nomination and corporate governance committee, each of which operates pursuant to a separate charter adopted by our Board of Directors. The charters of each of the Company’s board committees and other governance materials can be accessed on our website at http://criteo.investorroom.com under “Governance Documents.” The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our Board of Directors only have an advisory role for matters falling into the competence of the Board of Directors under French law and can only make recommendations to our Board of Directors in this respect. As a result, such decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee. In addition, special ad hoc committees of the Board of Directors may be created from time to time to assist the Board of Directors with special projects and other matters, including M&A and other strategic options.
Audit Committee. Our audit committee assists the Board of Directors in overseeing the Company’s corporate accounting and financial reporting process, the Company’s systems of internal control over financial reporting, risk management and audits of financial statements, the quality and integrity of the Company’s financial statements and reports, the qualifications, independence and performance of the Company’s independent auditor and statutory auditor, the performance of the Company’s internal audit function and the Company’s compliance program. The committee held five meetings in 2021. Messrs. de Pesquidoux and Warner and Ms. Balla currently serve on the committee, with Mr. de Pesquidoux serving as its chairman. Our Board of Directors has determined that each member of the committee is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors has further determined that Mr. de Pesquidoux, Ms. Balla and Mr. Warner qualify as financially sophisticated under Nasdaq rules. In addition, our Board of Directors has determined that each of Mr. de Pesquidoux and Ms. Balla is an “audit committee financial expert” as defined by SEC rules and regulations, based, in the case of Mr. de Pesquidoux, on his extensive prior experience in the principal financial officer role during his tenure as Chief Financial Officer of Alcatel-Lucent S.A., and in the case of Ms. Balla, her extensive experience directly supervising principal financial and accounting officers as the former Chief Executive Officer of La Redoute. The principal duties and responsibilities of our audit committee include, among other things:
•making recommendations on the appointment and retention of our independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, assessing the independence and qualifications of the independent auditor, overseeing the independent auditor’s work, determining the independent auditor’s compensation and evaluating the performance of the independent auditor;
•reviewing and approving engagements of the independent auditor, including the scope of and plans for audit or non-audit services;
•reviewing and discussing with management and our independent auditors the results of the annual audit, including any critical audit matters identified by our independent auditors;
•reviewing the Company’s internal quality control procedures and conferring with management and the independent auditor regarding the scope, adequacy and effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting;
•reviewing and discussing with management and, as appropriate, the auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and data privacy and cybersecurity risks and the steps taken by management to monitor and control these exposures;

•reviewing and recommending procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing the results of management’s efforts to monitor compliance with the Company’s programs designed to ensure adherence to applicable laws and regulations, as well as the Code of Conduct, including reviewing and making recommendations with respect to related person transactions;
•reviewing and recommending appropriate insurance coverage for the Company’s directors and officers;
•reviewing and making recommendations, under applicable French and U.S. rules, with respect to the financial statements proposed to be included in any of the Company’s reports to be filed with the SEC, reviewing disclosure discussing the Company’s financial performance in any reports to be filed with the SEC, reviewing earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies and preparing any reports of the audit committee as may be required by the SEC; and
•reviewing any significant issues that arise regarding accounting principles and financial statement presentation, conflicts or disagreements between management and the independent auditor or other financial reporting issues and reporting to the Board of Directors with respect to related material issues.
    Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors, establishment of procedures for complaints made and selection of consultants with respect to its duties. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full Board of Directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role and make recommendations to our Board of Directors. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors. Our shareholders renewed the term of office of Deloitte & Associés, our independent registered public accounting firm, at the 2017 Annual General Meeting, and the term of office of RBB Business Advisors at the 2018 Annual General Meeting.
Compensation Committee. Our compensation committee assists our Board of Directors in reviewing, making recommendations to our Board of Directors regarding, and overseeing matters related to the compensation of our executive officers and directors, including establishing and overseeing the Company’s compensation philosophy, policies, plans and programs. The committee held seven meetings in 2021. Messrs. Warner and Mesrobian and Ms. Picard currently serve on the committee, with Mr. Warner serving as its chairman. Our Board of Directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our compensation committee include, among other things:
•reviewing and making recommendations to the Board of Directors with respect to the overall compensation strategy and policies for the Company, including making recommendations to the Board of Directors regarding performance goals and objectives of the Chief Executive Officer and other executive officers, reviewing regional and industry-wide compensation practices and trends and evaluating and recommending to the Board of Directors the compensation plans and programs, terms of employment, severance and other agreements and compensation-related policies advisable for the Company (or the modification or termination thereof);
•making recommendations to the Board of Directors regarding the compensation and other terms of employment of the Chief Executive Officer and executive officers, as appropriate;
•reviewing and making recommendations to the Board of Directors regarding the compensation of non-employee directors;
•reviewing and making recommendations to the Board of Directors regarding the Company’s equity compensation strategy including annual budget, award levels, award mix and vesting;
•reviewing and making recommendations to the Board of Directors with respect to other personnel and compensation matters, including benefit plans;
•reviewing and evaluating risks associated with the Company’s compensation programs;
•reviewing and discussing with management the compensation discussion and analysis and other compensation information that we may be required to include in SEC filings and preparing any reports of the compensation committee on executive compensation as may be required by the SEC;
•considering the results of shareholder advisory votes on executive compensation and on the frequency of such an advisory vote, as required by Section 14A of the Exchange Act and, to the extent it deems appropriate, taking such results into consideration in connection with the review and approval of executive compensation;
•reviewing the Company’s strategies, initiatives and programs with respect to the Company’s culture, talent recruitment, development and retention, and employee engagement; and
•reviewing, and reporting to the Board of Directors, succession planning and management development topics for senior leaders.
The charter for our compensation committee allows the compensation committee, in certain circumstances, to delegate its authority to subcommittees, as appropriate.
The compensation of our executive officers is determined by the Board of Directors, taking into account recommendations from our compensation committee. In the case of members of executive officers other than our Chief Executive Officer, our Board of Directors also takes into account recommendations from our Chief Executive Officer.
Under French law, we must obtain shareholder approval at a general meeting of shareholders in order to authorize the Board of Directors to grant equity compensation. Generally, we ask shareholders to give our Board of Directors the authority to decide on the specific terms of the grant of equity compensation, within the limits of the shareholders’ authorization. The most recent authorization to grant equity compensation was given to our Board of Directors at the 2020 Annual General Meeting. The compensation committee is responsible for evaluating and making recommendations to the Board of Directors with respect to our equity plans.
Our compensation committee engages independent compensation consultants from time to time to assist in evaluating the design and assessing the competitiveness of our executive compensation. For more detailed information on the role of compensation consultants, see “Executive Compensation–

Compensation Discussion and Analysis – Compensation Philosophy and Objectives – Participants in the Compensation Process – Role of Compensation Consultant” elsewhere in this proxy statement.
Nomination and Corporate Governance Committee. Our nomination and corporate governance committee mainly assists our Board of Directors in overseeing all aspects of the Company’s corporate governance functions and making recommendations to the Board of Directors regarding corporate governance issues. The committee also identifies, reviews, evaluates and recommends to our Board of Directors candidates to serve as directors. The committee held four meetings in 2021. Ms. Lalleman, Ms. Picard and Mr. Warner currently serve on the committee, with Ms. Lalleman serving as its chairwoman. Our Board of Directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our nomination and corporate governance committee include:
•identifying, reviewing, evaluating and recommending to the Board of Directors the persons to be nominated for election (or re-election) as directors and appointed to each of the committees of the Board of Directors and establishing related policies, including consideration of any potential conflicts of interest, applicable independence and experience requirements and any other relevant factors that the committee considers appropriate in the context of the needs of the Board of Directors;
•reviewing and assessing the performance of management and the Board of Directors, including committees of the Board of Directors;
•overseeing the Company’s strategy on global corporate social responsibility and environmental, social and governance (“ESG”);
•overseeing the composition of the Board of Directors and its committees;
•assessing the independence of directors;
•developing and recommending to the Board of Directors corporate governance principles and practices; and
•reviewing with the Chief Executive Officer plans for succession to the offices of the Company’s Chief Executive Officer.
    The charter for our nomination and corporate governance committee allows the committee to delegate its authority to subcommittees, as appropriate.
Nomination of Directors
Our Board of Directors believes that it should be reflective of diversity and composed of directors with diverse, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and possess experience at a high level of responsibility within their chosen fields. When considering a candidate for director, the nomination and corporate governance committee considers whether the directors, both individually and collectively, can and do provide the experience, judgment, commitment, skills and expertise appropriate to lead the Company in the context of its industry. In addition, the nomination and corporate governance committee considers a nominee’s expected contribution to the diversity of skills, background, experiences and perspectives, as well as whether such nominee could provide added value to any of the committees of the Board of Directors, given the then existing composition of the Board of Directors as a whole. The nomination and corporate governance committee also provides input and guidance regarding the independence of directors, for formal review and approval by our Board of Directors.
Prior to nominating a sitting director for re-election at an annual meeting of shareholders, in addition to the factors described above, the nomination and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and the committees on which the director sits, as well as the director’s formal and informal contributions to the work of the Board of Directors and its committees. The nomination and corporate governance committee will also consider feedback received during the annual committee assessment process, as well as general, overall board assessments conducted from time to time. The nomination and corporate governance committee considers each director nominee’s experience, judgment, commitment, skills and expertise relevant to service on our Board of Directors.
When seeking candidates for director, the nomination and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. Additionally, the Board of Directors has in the past used and may continue to use the services of third-party search firms to assist in the identification and analysis of appropriate candidates. For example, Ms. Lalleman, who was appointed to our Board of Directors effective April 26, 2019, was identified as a candidate by our then-lead independent director, after an initial search launched by Renovata, a search firm. After conducting an initial evaluation of a prospective candidate, members of the Board of Directors will interview that candidate if they believe the candidate might be suitable. The chairperson or vice-chairperson of the Board of Directors or the lead independent director, if any, may also ask the candidate to meet with certain members of executive management. If the nomination and corporate governance committee believes a candidate would be a valuable addition to the Board of Directors, it may recommend to the Board of Directors that candidate’s appointment or election, who, in turn, can submit the candidate for consideration by the shareholders.
The nomination and corporate governance committee will consider candidates for director recommended by a shareholder or group of shareholders who meet the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code. The nomination and corporate governance committee will evaluate such recommendations applying its regular nomination criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to: Board of Directors, Criteo, 32 Rue Blanche, 75009 Paris, France. The nomination and corporate governance committee will accept recommendations of director candidates throughout the year; however, in order for a recommended director candidate to be considered by the nomination and corporate governance committee for nomination to stand for election at an upcoming annual meeting of shareholders, the recommendation must be received no fewer than 25 days prior to the date of the Company’s annual meeting of shareholders. A shareholder recommendation must contain the following information:
•the text of the resolution to appoint the director candidate;
•a brief explanation of the reason for such recommendation;
•information about the director nominee set forth in Article R. 225-83 5○ of the French Commercial Code; and
•an affidavit to evidence the requisite share holdings.
In connection with its evaluation of director candidates, the nomination and corporate governance committee or the Board of Directors may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The nomination and corporate governance committee has discretion to decide which individuals, if any, to recommend for nomination as directors to the Board of Directors, provided that any such nomination will be reviewed by the full Board of Directors. The Board of Directors then makes a recommendation to the shareholders.

Executive Sessions of Non‑Management Directors
In order to promote discussion among the non-management directors, regularly scheduled executive sessions (i.e., meetings of non-management directors without management present) are held to review such topics as the non-management directors determine.
Communications with the Board of Directors
The Board of Directors has established a process to facilitate communication between shareholders and other interested parties and our directors. All communications by shareholders and other interested parties can be sent to: Chief Legal and Corporate Affairs Officer, Criteo, 32 Rue Blanche, 75009 Paris, France. Communications are distributed to the Board of Directors or to any specific director(s), as appropriate. Items unrelated to the duties and responsibilities of the Board of Directors or otherwise unsuitable for distribution to the Board of Directors will be redirected.
Directors’ Attendance at Board, Committee and Annual Meetings
The Board of Directors held nine meetings (eight of which were telephonic due to the COVID-19 pandemic) during 2021. Each incumbent director attended 100% of the aggregate of the meetings of the Board of Directors and meetings held by all committees on which such director served during 2021, with the exception of Ms. Balla, who was absent and excused from one of the five meetings of the audit committee. A director’s retainer fees are reduced if such director does not attend 100% of the regularly-scheduled in-person meetings held by the Board of Directors during the fiscal year, provided that each director is permitted to attend one such meeting telephonically or by video conference without his or her retainer fees being reduced. In addition, a director may attend a meeting telephonically or by video conference without his or her retainer fees being reduced if such director is unable to attend in person due to a change in the date or location of the physical meeting after the Board of Directors establishes its meeting calendar for any particular fiscal year. However, in 2021, in light of the health and safety concerns resulting from the ongoing COVID-19 pandemic, independent directors were permitted to attend meetings remotely and such attendance would be counted as if attending in-person. For more information, see “Director Compensation” elsewhere in this proxy statement.
Directors are invited but not required to attend the annual meeting of shareholders. Ms. Clarken attended the 2021 Annual General Meeting of Shareholders.
Succession Planning
Our Board of Directors deems succession planning a core responsibility that should involve collaboration between the directors and the Chief Executive Officer. Our nomination and corporate governance committee is primarily responsible for periodically reviewing with the current Chief Executive Officer plans for succession to the office of the Company’s Chief Executive Officer and developing plans for interim succession in the event of an unexpected occurrence. Following coordination with the current Chief Executive Officer, the nomination and corporate governance committee will make recommendations to the Board of Directors with respect to the selection of appropriate individuals to succeed to this position.
The compensation committee also has the responsibility to ensure that the Company considers a long-term program for effective senior leadership development and succession, as well as short-term contingency plans for emergencies and other normal contingencies, such as the termination of employment or death or disability of certain senior leaders.

Human Capital Management
We have a demonstrated history of commitment to the well-being and success of our workforce, and our company is driven by our core values of “open, together and impactful”.
As noted above in the description of the compensation committee's responsibilities, our compensation committee has oversight of and periodically reviews the Company's strategies, initiatives and programs with respect to the Company's culture, talent recruitment, development and retention and employee engagement.

Culture and Talent Acquisition
Attracting and retaining top talent is a key objective at Criteo, and we invest significantly in talent acquisition. We are committed to offering an environment in which employees are ensured equal job opportunities and have a chance for advancement. As part of our transformation, we have undertaken a number of initiatives to enhance our employee value proposition and experience, including the recent publication of our Culture book, flexible working practices and the renovation of our main offices to offer attractive workplaces. Our compelling employee value proposition, attractive compensation packages and vibrant culture are instrumental in our ability to attract and retain talent.

Learning and Development
We strive to provide exceptional training opportunities and development programs for our employees. In 2021, over 33,000 training hours were provided to our employees. To assess and improve employee retention and engagement, we periodically survey employees, and take action to address areas of employee concern. In 2021, we carried out two employee surveys specific to COVID-19 concerns, soliciting feedback on a wide range of topics from well-being to productivity and hybrid work to social links with other employees and provided multiple services to our employees, including a hybrid way of working and several wellness interactive sessions.

Diversity, Equity and Inclusion
As a global technology company, we believe that a diverse and inclusive culture is the cornerstone for driving creative collaboration and sustainable change across the industry. We are proud that our employees can be themselves at work and we value diversity in the workforce; as of December 31, 2021, 41% of our 2,781 employees are female. As stated in our Diversity, Equity and Inclusion policy, our mission is to sustain our focus on equity, and to build stronger diversity through how we hire, develop, reward, and retain all talent at Criteo. We empower our employees to impact the industry, promoting diversity, equity, and inclusion and delivering richer experiences for all. In 2021, we appointed our first SVP of Global Diversity, Equity, and Inclusion, achieved gender pay parity and extended our parental leave to be inclusive of our diverse workforce.

Health, Safety and Wellness
Employee health and safety is a priority for Criteo. We devote time and effort across all of our locations to provide positive working conditions, work-life balance and a healthy office environment for our employees. In response to the COVID-19 pandemic, we immediately implemented a remote working arrangement that complied with applicable government regulations and protected our employees while allowing them to continue to be effective in their jobs. We continue to stay updated on changes in government regulations and implement them to meet our employees’ changing health and wellness needs.

Total Rewards
We are focused on offering competitive compensation and comprehensive benefit packages designed to meet the needs of our employees and reward their efforts and contributions. We seek fairness in total compensation and consider external comparisons, internal comparisons and the relationship between management and non-management compensation. Our total compensation package includes base pay, bonuses, equity awards, 401(k) plan, healthcare and insurance benefits, flexible spending accounts, paid time off, family leave and employee assistance programs among many others.

Environmental, Social and Governance
We encourage you to read our 2021 Corporate Social Responsibility Report, which demonstrates our commitment to ESG issues and is available at https://criteo.investorroom.com/Corporate-Social-Responsibility. The contents of our Corporate Social Responsibility Report are referenced for general information only and are not incorporated by reference herein and are not part of this proxy statement.

RESOLUTIONS 1 TO 4:

ELECTION OF DIRECTORS
General
We currently have seven directors. Pursuant to our by-laws and in accordance with French law, our Board of Directors must be composed of between three and ten members. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Currently, pursuant to our by-laws, our directors are elected for two-year terms.
Our by-laws also provide, in accordance with French law, that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting. In addition, our by-laws provide, in accordance with French law, that any vacancy on our Board of Directors resulting from the death or resignation of a director may be filled by vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders’ meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the Board of Directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the shareholders’ general meeting following such election by the Board of Directors. In the event the Board of Directors is composed of less than three directors as a result of vacancies, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors in order for there to be at least three directors serving on the Board of Directors at any given time, in accordance with French law.
    Since April 2018, we have been in compliance with the French Law requiring that our Board of Directors be composed of no less than 40% men or women, respectively.

The following table sets forth information regarding each continuing director and director nominee, including his or her age, as of March 31, 2022.

Name	Age	Current Position	Director Since	Term Expiration Year
Megan Clarken	55	Director	2020	2022
Nathalie Balla(1)	54	Director	2017	2023
Marie Lalleman (2)	57	Director	2019	2022
Edmond Mesrobian(3)	61	Director	2017	2022
Hubert de Pesquidoux(1)	56	Director	2012	2023
Rachel Picard(2)(3)	55	Chairwoman	2017	2023
James Warner(1)(2)(3)	68	Vice-Chairman	2013	2022

(1)	Member of the audit committee.
(2)	Member of the nomination and corporate governance committee.
(3)	Member of the compensation committee.
    In addition, pursuant to French ordinance no. 2017-1386, Criteo has a social and economic committee (comité social et économique) that includes the employer and a staff delegation composed of representatives elected among the employees. Our social and economic committee was formed in May 2019 and replaced the former works council (comité d’entreprise). Two of these representatives are entitled to attend all meetings of the Board of Directors and meetings of the shareholders in an observer capacity.
Director Nominees
The Board of Directors, based on the recommendation of the nomination and corporate governance committee, has nominated Ms. Clarken, Ms. Lalleman, Mr. Mesrobian and Mr. Warner to be elected as directors at the Annual General Meeting.
Each of the nominees for director to be elected at the Annual General Meeting currently serves as a director of the Company.
Each director elected at the Annual General Meeting will hold office until the 2024 Annual General Meeting. Each director elected at the Annual General Meeting will serve until his or her successor is duly elected and qualified.
If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, then the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.
Given the unique and indispensable skills and expertise, and the dedication and value that each of Ms. Clarken, Ms. Lalleman, Mr. Mesrobian and Mr. Warner bring to our Board of Directors, we request that, pursuant to Resolutions 1 through 4, you approve:
•the renewal of the term of office of Ms. Clarken;
•the renewal of the term of office of Ms. Lalleman;
•the renewal of the term of office of Mr. Mesrobian; and
•the renewal of the term of office of Mr. Warner.
For the full text of Resolutions 1 to 4, please see Annex A.

RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 1 TO 4.

DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth compensation information for each person who served as a non-employee member of our Board of Directors during 2021. Ms. Clarken, who serves as our Chief Executive Officer, is not included in this table, as she was an executive officer of the Company for the periods in 2021 during which she served on the Board of Directors. The compensation received by Ms. Clarken for 2021 is described under “Executive Compensation—Compensation Discussion and Analysis–Elements of Executive Compensation Program” and under “Executive Compensation–Summary Compensation Table” and the tables that follow.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Nathalie Balla(3)	251,775	—	—	—	—	36,958	288,733
Edmond Mesrobian	257,770	—	—	—	—	37,838	295,608
Hubert de Pesquidoux	265,400	—	—	—	—	38,958	304,358
Rachel Picard	407,359	—	—	—	—	161,438	568,797
James Warner	344,612	—	—	—	—	50,585	395,197
Marie Lalleman(4)	240,250	—	—	—	—	102,964	343,214

(1)
In 2020, we committed to no longer issuing warrants to our non-employee directors after those issued prior to the 2020 Annual Meeting. In 2021, our non-employee directors received additional remuneration in the form of cash, which was required to be used by the directors to purchase Criteo shares on the open market. Such shares, once purchased, are subject to a four-year holding period. The amount of additional remuneration in the form of cash paid to the directors to purchase Criteo shares on the open market was $200,000 for each of Ms. Balla, Ms. Lalleman, Mr. Mesrobian and Mr. de Pesquidoux, $360,000 for Ms. Picard, and $250,000 for Mr. Warner. The total number of shares purchased by Ms. Balla, Ms. Lalleman, Mr. Mesrobian, Mr. de Pesquidoux, Ms. Picard and Mr. Warner in fiscal year 2021 was 3,640, 5,100, 3,395, 4,349, 8,855 and 4,380, respectively.

The aggregate number of non-employee director warrants, all of which were issued prior to our 2020 Annual Meeting (and prior to 2020), held by each non-employee director as of December 31, 2021 was as follows:

Name	Number of Warrants
Nathalie Balla	55,335
Marie Lalleman	—
Edmond Mesrobian	62,245
Hubert de Pesquidoux	105,160
Rachel Picard	5,875
James Warner	115,160

(2)	The amounts reported in the “All Other Compensation” column reflect gross-ups to the cash amounts paid to the directors on account of withholding taxes in the total amount of $36,958 for Ms. Balla, $43,932 for Ms. Lalleman, $37,838 for Mr. Mesrobian, $38,958 for Mr. de Pesquidoux, $72,806 for Ms. Picard and $50,585 for Mr. Warner, and gross-ups in respect of social contributions in the amount of $88,632 for Ms. Picard and $59,033 for Ms. Lalleman.

(3)
The cash portion of Ms. Balla’s remuneration for her service as a director (other than with respect to the additional remuneration described in footnote (1) was paid in euros rather than U.S. dollars. For purposes of this disclosure, such amount has been converted from euros to U.S. dollars at a rate of €1.00 = $1.2225, €1.00 = $1.2129, €1.00 = $1.1873 and €1.00 = $1.1593, which represent the respective exchange rates on the dates of payment of Ms. Balla’s remuneration.

(4)
The cash portion of Ms. Lalleman’s remuneration for her service as a director (including with respect to the additional remuneration described in footnote (1) was paid in euros rather than U.S. dollars. For purposes of this disclosure, such amount has been converted from euros to U.S. dollars at a rate of €1.00 = $1.2225, €1.00 = $1.2129, €1.00 = $1.1873 and €1.00 = $1.1593, which represent the respective exchange rates on the dates of payment of Ms. Lalleman’s remuneration.

Independent Director Compensation
The compensation committee is responsible for reviewing and recommending the compensation for the independent members of our Board of Directors for approval. The compensation committee reviews our independent director compensation annually and, with the assistance of its independent compensation consultant, Compensia, Inc. (“Compensia”), designs and updates director compensation to maintain competitive but reasonable compensation levels and structures.
In making decisions regarding independent director compensation, the compensation committee considers data provided by Compensia regarding independent director compensation at the companies in our compensation peer group (the composition of our compensation peer group is described below under “Executive Compensation–Compensation Discussion and Analysis”). Total average compensation for each of our independent directors is generally targeted at the median of our peer group total average director compensation.
For fiscal year 2021, Compensia conducted a review of our independent director compensation program compared to the competitive market. See “Executive Compensation—Compensation Discussion and Analysis” for details on the composition of our compensation peer group.

For fiscal year 2021, we maintained the same independent director compensation structure that was in place for 2020, but after review of Compensia’s peer group benchmark study, and taking into account other factors such as the total cost of our director compensation program and the number of Board of Directors and committee meetings compared to that of the peer group, the Board of Directors approved three changes to the independent director compensation as of February 25, 2021:
•(i) an increase in annual cash remuneration of the Board of Directors from $45,000 to $50,000;
•(ii) an increase in committee chair and membership remuneration, as follows:
◦For audit committee members, from $10,000 to $12,500,
◦For compensation committee members, from $6,000 to $10,000,
◦For nomination and corporate governance committee members, from $3,000 to $6,000,
◦For the audit committee chair, from $20,000 to $25,000,
◦For the compensation committee chair, from $15,000 to $20,000, and
◦For the nomination and corporate governance committee chair, from $10,000 to $12,000; and
•(iii) a decrease in the vice-chairperson’s additional fees from $25,000 to $20,000 and the chairperson’s additional fees from $46,166 (which represented a pro rata amount for fiscal year 2020) to $45,000.

The components of independent director compensation were as follows:

Compensation Element	Director Compensation
Annual cash remuneration(1)	$50,000
Annual equity award(2)(3)
•For general independent directors: $200,000 in shares purchased on the open market that are subject to a four-year holding period
•For the chairwoman of the board: $360,000 in shares purchased on the open market that are subject to a four-year holding period
•For the vice chairman of the board: $250,000 in shares purchased on the open market that are subject to a four-year holding period

Committee membership remuneration(1)	$12,500 for audit committee $10,000 for compensation committee $6,000 for nomination and corporate governance committee
Committee Chair remuneration(1)	$25,000 for audit committee $20,000 for compensation committee $12,000 for nomination and corporate governance committee
New director equity award (one-time grant)(2)(4)	$200,000 in shares purchased on the open market that are subject to a four-year holding period
Chairwoman remuneration	$45,000(5), as well as certain insurance benefits including healthcare insurance for the chairwoman, her spouse and children, and life and disability insurance for the chairwoman only
Vice chairman remuneration	$20,000

(1) Cash remuneration paid to directors is contingent, subject to limited exceptions described below, on attendance at 100% of the scheduled in-person ordinary Board of Directors’ meetings and four scheduled in-person ordinary committee meetings and are reduced pro-rata to the extent of any absence from such meetings; provided (i) directors are allowed to attend one meeting per year (where in-person attendance otherwise would be required) by telephone or video conference without their 100% participation rate being affected, and (ii) in the event that a regularly scheduled in-person Board of Directors’ meeting is changed during the course of the year, a director’s attendance at such meeting by telephone or video conference will not affect his or her 100% participation rate. However, in 2021, in light of the health and safety concerns resulting from the ongoing COVID-19 pandemic, directors were permitted to attend all meetings remotely and such attendance would be counted as if attending in-person.

(2) The equity attendance remuneration (both the initial grant and annual grant) must be used to purchase our shares on the open market and such shares are subject to a four-year holding period. The amount shown is grossed up to take into account: (i) when allocated to non-French residents, a withholding tax of 12.8% payable by the Company; (ii) when allocated to French residents (other than the chairperson), a withholding tax of 12.8% (prélèvements obligatoires) and social contributions of 17.2% (contributions sociales) payable by the Company (i.e., 30% in total); and (iii) when allocated to a French resident who is also the chairperson, a withholding tax of 12.8% (prélèvements obligatoires) and social security contributions of up to 23% (cotisations de sécurité sociale) payable by the Company.

(3) Directors do not receive the annual equity attendance remuneration for the year that they join the Board of Directors.
(4) Prorated for directors who join during the year.
(5) Such amount is equivalent to €36,810. For purposes of this disclosure, such amount has been converted from euros to U.S. dollars at a rate of €1.00 = 1.2225, which represents the exchange rate published by the Banque de France on February 25, 2021.

The compensation committee believes that a combination of cash and equity (via open market purchases) is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee or independent directors may not be granted stock options or RSU awards. As a result, we previously granted warrants to our directors. In lieu of warrants, in 2020 and 2021 we paid our independent directors additional remuneration for the purpose of purchasing Criteo shares on the open market. We believe the additional remuneration that we pay to directors to facilitate their investment in Company securities is a key element of our independent director compensation aligned with our strategy to remain competitive against our peers in the advertising technology and broader technology industries.

In order to facilitate the investment in Criteo securities, each independent member of our Board of Directors currently receives (i) an initial grant of $200,000 to purchase shares of Criteo stock on the open market upon being appointed and (ii) for each subsequent fiscal year, an annual grant of $200,000 (for our general independent directors), $250,000 (for our vice-chairman) or $360,000 (for our chairwoman) to purchase shares of Criteo stock on the open market. The payment of this additional remuneration constitutes taxable compensation to these directors and is grossed up for certain withholding taxes and social security charges. The payment of this remuneration is assuming the independent director has attended 100% of the board’s scheduled in-person meetings for that year and it is reduced proportionately for any scheduled in-person meetings during that fiscal year that they do not attend. However, in 2021, in light of the health and safety concerns resulting from the ongoing COVID-19 pandemic, independent directors were permitted to attend meetings remotely and such attendance would be counted as if attending in-person.
All such securities purchased on the open market by the independent directors are subject to a four-year holding period intended to function as a vesting period during which the director bears the risk of loss. Each independent director may elect to receive up to 30% of such remuneration in cash to pay his or her personal taxes or social security charges that arise in connection with such cash remuneration and to purchase securities with the remaining amount of cash received.
Utilizing this method of cash remuneration followed by purchases of securities on the open market allows our independent directors to continue to acquire and hold Criteo equity but without any resulting incremental shareholder dilution.

Non-Employee Director Share Ownership Guidelines
On October 23, 2020, we adopted share ownership guidelines for our non-employee directors (including the chairperson of our Board of Directors). Pursuant to these guidelines, each non-employee director is required to own Company securities equal to the lesser of (i) 17,308 shares or (ii) the amount of shares that have a fair market value equal to five times such board member’s annual cash retainer, disregarding any additional fees paid for specific leadership roles or committee membership. The non-employee directors are required to meet the applicable ownership requirements within five years of becoming subject to them. If required share ownership is not satisfied within five years, the individual must retain 100% of any shares resulting from vested non-employee director warrants or his or her purchase of shares, until the guidelines are met.

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers, including their ages, as of March 31, 2022:

Name	Age	Position(s)
Megan Clarken	55	Chief Executive Officer
Sarah Glickman	52	Chief Financial Officer
Ryan Damon	49	Chief Legal and Corporate Affairs Officer

Megan Clarken was appointed as our Chief Executive Officer effective November 25, 2019 and has served as a member of our Board of Directors since August 27, 2020. From 2004 to 2019, Ms. Clarken held numerous senior positions at Nielsen in both commercial and product leadership, including Chief Commercial Officer of Nielsen Global Media, President of Watch, Nielsen’s Media Measurement services, and President of Product Leadership. Ms. Clarken’s previous roles at Nielsen include Managing Director of Media Client Services in Asia Pacific, Middle East and Africa and Managing Director of Nielsen’s digital business across the Asia Pacific region. Prior to Nielsen, she held senior leadership positions for large publishers and online technology providers, including Akamai Technologies and ninemsn in Australia.
Sarah Glickman has served as our Chief Financial Officer since August 2020. Ms. Glickman oversees the Company’s finance and global services organization, with responsibility for controllership and internal controls, financial planning and analysis, investor relations, tax and treasury as well as risk management, information technology, procurement and real estate. Ms. Glickman previously served as Acting Chief Financial Officer for 20 months at XPO Logistics, a Fortune 200 company and leading provider of transportation and logistics solutions, where she previously served as Senior Vice President, Corporate Finance and Transformation. Prior to XPO Logistics, Ms. Glickman held operational Chief Financial Officer roles at Novartis and Honeywell International. Ms. Glickman started her career at PricewaterhouseCoopers before taking a finance executive role at Bristol-Myers Squibb. Ms. Glickman has served on the board of directors and as chair of the audit committee of 2seventy bio, Inc., an emerging immuno-oncology company, since November 2021. Ms. Glickman is a U.S. CPA and a U.K. Fellow Chartered Accountant with a degree in economics from the University of York, England and has extensive global experience in strategic decision making, driving operational excellence and strong financial performance and leading transformative change, including M&A.
Ryan Damon has served as our Chief Legal and Corporate Affairs Officer (and previously Executive Vice President, General Counsel and Corporate Secretary) since August 2018. Mr. Damon oversees the Company’s legal and corporate affairs organization, with responsibility for legal, ethics and compliance, privacy, risk management, public affairs and corporate development. Prior to joining Criteo, Mr. Damon was with Riverbed Technology, where he served as Senior Vice President, General Counsel and Secretary from April 2015 through July 2018, and served in other senior legal roles from July 2007 through April 2015. Mr. Damon has also held senior legal roles at Charles Schwab and was an attorney with the law firm of Gunderson Dettmer in Silicon Valley, representing start-up technology companies and venture capital investors. Mr. Damon received a B.A. in Geography with a Specialization in Computing from the University of California at Los Angeles and a J.D. from the University of California, Hastings.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following compensation discussion and analysis provides comprehensive information and analysis regarding our executive compensation program for 2021 for our named executive officers and provides context for the decisions underlying the compensation reported in the executive compensation tables in this proxy statement. For 2021, our named executive officers included (i) our principal executive officer; (ii) our principal financial officer; and (iii) our other executive officer, other than the principal executive officer and the principal financial officer, who was serving as of the end of the fiscal year. Unless otherwise noted, titles referred to in this section are as of December 31, 2021. For the year ended December 31, 2021, our named executive officers were:

Megan Clarken	Chief Executive Officer (principal executive officer)
Sarah Glickman	Chief Financial Officer (principal financial officer)
Ryan Damon	Chief Legal and Corporate Affairs Officer

We believe that we have a strong team of executives who have the ability to execute our strategic and operational priorities. The combination of strong executive leadership and highly talented and motivated employees played a key role in our solid financial performance in 2021 in a challenging context, as described below.
2021 Financial and Operating Results
We are a global technology company powering the world's marketers with trusted and impactful advertising. We operate at the intersection of ecommerce, digital marketing and media monetization. We enable brands' and retailers' growth by providing best-in-class marketing and monetization services on the open Internet. We do this by activating commerce data through artificial intelligence technology, reaching consumers on an extensive scale across all stages of the consumer journey, and generating advertising revenues from consumer brands for large retailers. Our vision is to build the world's leading Commerce Media Platform to deliver measurable business outcomes at scale for global brands, agencies and retailers across multiple marketing goals. Our privacy-safe data is pooled among our clients and publishers and offers deep insights into consumer intent and purchasing habits. To drive trusted and impactful advertising, we activate our data assets in a privacy-by-design way through proprietary artificial intelligence technology to engage consumers in real time with highly relevant digital advertisements across devices and environments.

2021 Financial Results:
Our financial results include:
•Our ADSs representing one ordinary share of the Company on the Nasdaq Stock Market increased in value 91% over 2021;
•Revenue increased 9% from $2,073 million in 2020 to $2,254 million in 2021;
•Gross profit increased 14% year-over-year, or 13% at constant currency, from $688 million in 2020 to $781.9 million in 2021;
•Contribution excluding traffic acquisition costs, which we refer to as Contribution ex-TAC, which is a non-GAAP financial measure, increased by 12% year-over-year, or 11% at constant currency, from $825 million in 2020 to $921 million in 2021;

•Net income increased by 84% year-over-year from $75 million in 2020 to $138 million in 2021; and
•Adjusted EBITDA, which is a non-GAAP financial measure, increased 28%, or 26% at constant currency, from $251 million in 2020 to $322 million in 2021.
Contribution ex-TAC and Adjusted EBITDA are non-GAAP measures. Contribution ex-TAC is a profitability measure akin to gross profit. It is calculated by deducting traffic acquisition costs from gross revenue and reconciled to gross profit through the exclusion of other cost of revenue. We define Adjusted EBITDA as our consolidated earnings before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, restructuring-related and transformation costs, acquisition-related costs and deferred price consideration. Traffic acquisition costs consist primarily of purchases of impressions from publishers on a CPM basis. We purchase impressions directly from publishers or third-party intermediaries, such as advertising exchanges. We recognize cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our consolidated statements of financial position as trade payables. Please refer to the “Non-GAAP Financial Measure Reconciliation” section in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for a reconciliation of gross profit to Contribution ex-TAC and net income to Adjusted EBITDA, in each case the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Constant currency measures exclude the impact of foreign currency fluctuations and is computed by applying the 2020 average exchange rates for the relevant period to 2021 figures.

The following charts show the growth of our revenue, Contribution ex-TAC, gross profit, net income, Adjusted EBITDA and cash flow from operating activities over the past three years:

Revenue, Gross Profit and Contribution ex-TAC
(in thousands of U.S. dollars)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Revenue
Gross Profit
Contribution ex-TAC
2019
2020
2021

Selected Financial Data
(in thousands of U.S. dollars)
$400,000
$300,000
$200,000
$100,000
$-
Net Income
Adjusted EBITDA
Cash flow from operating activities
2019
2020
2021

2021 Operating Results:
We are now reporting results for two reportable segments: Marketing Solutions and Retail Media. Our operating results include:
•Criteo's media spend activated by the Commerce Media Platform for marketers and media owners was $2.7 billion in 2021, growing 19% at constant currency*;
•Criteo had 685 million Daily Active Users (DAUs), over 60% of which on the web are addressable through media owners we have direct access to, as we continue to build Criteo's first-party media network;
•We added 285 net new clients, ending the year with approximately 21,745 clients globally, a 1% increase year-over-year, while maintaining an average client retention rate (as measured on a quarterly basis) of approximately 90% over the past three years;
•Retail Media Contribution ex-TAC grew 59% year-over-year (or 58% on a constant currency basis) and same-retailer Contribution ex-TAC for Retail Media increased 23% year-over-year in Q4;
•Marketing Solutions Contribution ex-TAC grew 7% year-over-year (or 6% on a constant currency basis; and
•The COVID-19 pandemic continued to impact our clients in the Travel and Classified verticals in 2021. See our latest Annual Report on Form 10-K for information on how COVID-19 has impacted the Company and a more detailed discussion of our fiscal 2021 performance.

*Activated media spend is defined as the sum of our Marketing Solutions revenue and the media spend activated on behalf of our Retail Media clients.

2021 Executive Compensation Highlights
Highlights of our executive compensation program for 2021 include:
•We continue to maintain rigorous short- and long-term incentive compensation programs for our executive officers to ensure fair ongoing pay-for-performance outcomes and strong alignment with our shareholders:
◦Ms. Glickman, our Chief Financial Officer, was not granted any long-term incentive compensation in 2021 as the Board of Directors determined that her initial inducement grant in October 2020 would cover her long-term incentive compensation for 2021 and ensure strong pay-for-performance outcomes;
◦In fiscal 2021, the Board of Directors determined that our named executive officers showed exceptional performance and leadership both in driving a transformation of our businesses, building long-term value, and continuing to manage the Company in the face of the ongoing COVID-19 pandemic;
◦We paid annual incentive bonuses to our active named executive officers with funding at between 157% - 162% of target based primarily on our achievement of quantitative (Company financial performance) in addition to the named executive officers’ achievement of qualitative metrics; and
•We updated our compensation peer groups to maintain alignment with key attributes of the Company (including our industry, market capitalization and certain financial metrics, including annual revenue and annual revenue growth), and determined executive compensation levels with reference, in part, to these reasonably comparable groups; and
•We continued the practice by which a majority of our executive officers’ target total direct compensation opportunity is performance-based and variable paid in the form of both short-term incentives and long-term equity-based incentives, including PSUs, RSUs, and stock options (though no options were granted this year). Our long-term equity incentive awards vest over four years, and generally only provide realizable pay opportunities for executives with demonstrated growth in Company value over time or achievement of measurable, objective, pre-determined performance goals.

Executive Compensation Policies and Practices
We maintain several policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy:

What We Do	What We Don’t Do
✓ Clawback policy allows recoupment of incentive compensation paid to executive officers if our financial statements are the subject of a restatement or in the event of misconduct
✓  Performance-based equity incentives
✓  Performance-based annual incentive bonus
✓  Rigorous caps on performance-based cash and equity compensation
✓  Annual compensation program review and, where appropriate, alignment with our compensation peer group; review of external competitive market data when making compensation decisions
✓  Significant portion of executive compensation contingent upon corporate performance, which directly influences stockholder return
✓  Four-year equity award vesting periods, including a one-year performance period and a two-year initial vesting cliff for PSUs
✓  Prohibition on short sales, hedging of stock ownership positions and transactions involving derivatives of our ADSs
✓  Limited executive perquisites
✓  Independent compensation consultant engaged by our compensation committee
✓  Annual board and committee self-evaluations
✓  Rigorous Section 16 executive officer share ownership requirement guidelines
✓  Maintain non-employee director share ownership requirement guidelines

✗ No “single-trigger” change of control benefits
✗ No post-termination retirement or pension non-cash benefits or perquisites for our executive officers that are not available to our employees generally
✗ No tax “gross-ups” for change of control benefits
✗ No employment agreements with executive officers that contain guaranteed salary increases or equity compensation
✗ No discounted stock options or option re-pricings without shareholder approval
✗ No payment or accrual of dividends on unvested stock options, PSU or RSU awards

Executive Pay Mix
The charts below show the target total pay mix for each of Ms. Clarken, our current Chief Executive Officer, Ms. Glickman, our current Chief Financial Officer and Mr. Damon, our current Chief Legal and Corporate Affairs Officer. The long-term compensation presented below is based on grant date fair values, and there is no assurance that these amounts will reflect their actual economic value or that such amounts will ever be realized.
For Ms. Clarken, Ms. Glickman and Mr. Damon, we have presented the target total pay mix for 2021. Ms. Glickman did not receive additional equity grants in 2021 following her initial inducement grant received in October 2020 shortly after she joined the Company.
The charts illustrate the overall predominance of performance-based compensation and variable (as opposed to fixed) long-term incentive compensation through performance-based annual incentives and equity awards in our executive compensation program. We believe that this weighting of components allows us to reward our executives for achieving or exceeding our financial, operational and strategic performance goals, and align our executives’ long-term interests with those of our shareholders.

For more information on the pay mix for our named executive officers, please see “Compensation Tables—Summary Compensation Table.”

Compensation Philosophy and Objectives
Pay for Performance
Our philosophy in setting compensation policies for our executive officers has four fundamental objectives:
✓ to attract and retain a highly skilled team of executives in competitive markets;
✓ to reward our executives for achieving or exceeding our financial, operational and strategic performance goals;
✓ to align our executives’ long-term interests with those of our shareholders; and
✓ to provide compensation packages that are both competitive and reasonable relative to our peers and the broader competitive market.

The compensation committee and the Board of Directors believe that executive compensation should be directly linked both to continuous improvements in corporate performance and to accomplishments that are expected to increase shareholder value over time. Historically, the Board of Directors has compensated our executive officers through three direct compensation components: base salary, an annual incentive bonus opportunity and long-term incentive compensation in the form of equity awards. The compensation committee and the Board of Directors believe that cash compensation in the form of base salary and an annual incentive bonus opportunity provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation in the form of equity awards increases retention and aligns the objectives of our executive officers with those of our shareholders with respect to long-term performance. Since 2015, long-term equity compensation for our executive officers has consisted of both PSU awards and stock options. Since 2019, we have included RSUs in the overall mix of compensation for our executive officers in place of stock options, outside of stock options granted in connection with inducement awards or initial equity awards. For more information, please see “—Long Term Incentive Compensation.”

Participants in the Compensation Process
Role of the Compensation Committee and the Board of Directors
In accordance with French law, committees of our Board of Directors have an advisory role for matters falling into the competence of the Board of Directors under French law and can only make recommendations to our Board of Directors in this respect. As a result, while our compensation committee is primarily responsible for our executive compensation program, including establishing our executive compensation philosophy and practices, as well as determining specific compensation arrangements for the named executive officers, final approval by our Board of Directors is required on such matters. The Board of Directors’ decisions and actions regarding executive compensation referred to throughout this Compensation Discussion and Analysis are made following the compensation committee’s comprehensive in-depth review, analysis and recommendation.
The Board of Directors approves the performance goals recommended by the compensation committee under the Company’s annual and long-term incentive plans and achievement by our executive officers of these goals. While the compensation committee draws on a number of resources, including, input from Ms. Clarken, our Chief Executive Officer, and Compensia, the compensation committee’s independent compensation consultant, to make decisions regarding our executive compensation program, the compensation committee is responsible for making the ultimate recommendation to be approved by the Board of Directors. The compensation committee relies upon the judgment of its members in making recommendations to the Board of Directors after considering several factors, including recommendations of the chairperson of the Board of Directors and the Chief Executive Officer with respect to the compensation of executive officers (other than their own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared to similarly situated executives at peer companies (based on a review of competitive market analyses prepared by Compensia) and other factors as it may deem relevant.
Role of Compensation Consultant
The compensation committee retains the services of Compensia as its independent compensation consultant. The mandate of the compensation consultant includes assisting the compensation committee in its review of executive and director compensation practices, including analysis of competitive market practices and the competitiveness of our executive officer pay levels, design of the Company’s annual and long-term incentive compensation plans, and executive compensation design. The compensation committee is responsible for oversight of the work of Compensia and annually evaluates the performance of Compensia. The compensation committee has discretion to engage and terminate the services provided by Compensia.
At its meeting in October 2021, the compensation committee assessed the independence of Compensia pursuant to SEC and Nasdaq rules, and the Board of Directors concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the compensation committee.
Role of Chief Executive Officer
Ms. Clarken attended compensation committee meetings and worked with the chair of the compensation committee and Compensia to develop compensation recommendations for the executive officers (excluding Ms. Clarken), based upon individual experience and breadth of knowledge, individual performance during the year and other relevant factors. The compensation committee works directly with Compensia to recommend to the Board of Directors compensation actions for individuals holding the position of Chief Executive Officer. In accordance with Nasdaq rules, the charter of the compensation committee provides that individuals holding the position of Chief Executive Officer are not present during deliberations or voting concerning their own compensation.

Use of Competitive Market Data
The compensation committee draws on a number of resources to assist in the evaluation of the various components of the Company’s executive compensation program, including an evaluation of the compensation practices at peer companies. The compensation committee uses data from this evaluation to ensure that our compensation practices are competitive in the marketplace and to assess the reasonableness of compensation.
Our peer companies in 2021 were provided to the compensation committee by Compensia, then selected by the compensation committee and subsequently approved by the Board of Directors. Each year, the compensation committee reviews our peer group with the assistance of Compensia and updates the peer group as appropriate. The companies comprising the peer group for 2021 were selected on the basis of their comparability to Criteo in terms of broad industry (public software and services companies focused on digital media/advertising in the United States and public software/technology companies more broadly in Europe, given the more limited number of comparable companies in the European market), geographic location, market capitalization, financial attributes (including revenue, revenue growth, comparable gross margin and cash flow), number of employees and other relevant factors.
Based on this evaluation, the compensation committee selected the peer companies in the following table for 2021. Given the Company’s unique position as a French company publicly-listed on the Nasdaq Global Market in the United States with certain executives based in Europe, the compensation committee determined that it was appropriate to develop both U.S. and international peer groups. The peer companies generally had revenues up to two times the Company’s revenue, and market capitalization between a quarter to four times the Company’s market capitalization.
U.S. Peers:

Blackbaud	Endurance International	QAD
Box	FireEye	QuinStreet
Cars.com	j2 Global	Quotient Technology
CarGurus	LiveRamp Holdings	RealPage
Cloudera	Magnite	TripAdvsior
Commvault Systems	MicroStrategy	Verint Systems
Cornerstone OnDemand	Nutanix	Yelp
European Peers:

Auto Trader Group	Playtech	Talend S.A.
Cimpress	Rightmove	Travelport Worldwide
Mimecast	Scout24	Trivago N.V.
Opera	Sophos Group

Changes to our U.S. peer group from 2020 to 2021 include the addition of Cars.com, LiveRamp Holdings, Magnite, Quotient Technology and TripAdvisor, and the removal of Cision, LogMeIn, Shutterfly and Tableau Software. Changes to our European peer group from 2020 to 2021 include the addition of Mimecast and Opera, and the removal of Delivery Hero SE, Interxion B.V. and Just Eat Takeaway.com N.V. These changes result in a peer group that we believe is more closely aligned with Criteo’s financial and value criteria.
In addition to reviewing data drawn from these peer groups, the compensation committee also reviews competitive compensation data from broader Radford technology survey cuts and Compensia databases. To assist the Company in making its executive compensation decisions for 2021, Compensia evaluated competitive market practices, considering base salary, target annual incentives as a percentage of base salary, annual incentive plan structures, target total cash compensation, target annual long-term incentive grant date fair values, equity award mixes, equity award structures and target total direct compensation.
In general, our Board of Directors seeks to set executives’ total cash compensation (base salary plus target annual incentive bonus) and long-term incentive compensation at levels that are competitive with our peers (based on its review of the compensation data for executives with similar roles in the Company’s peer groups) and, in the case of long-term incentive compensation, at a level great enough to ensure deep alignment of our executive officers’ interests with those of our shareholders.
However, the compensation committee does not formally “benchmark” our executive officers’ compensation to a specific percentile of our peer group. Instead, it considers competitive market data as one factor among many in its deliberations. The compensation committee exercises independent judgment in determining appropriate levels and types of compensation to be paid based on its assessment of several factors, including recommendations of the Chief Executive Officer with respect to the compensation of executive officers (other than their own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared with similarly situated executives at peer companies (based on review of competitive market analyses prepared by Compensia) and other factors as it may deem relevant.
Prior Year Say-On-Pay Results
At the 2016 Annual General Meeting, shareholder votes expressed a preference for the say-on-frequency proposal to hold an advisory vote to approve executive compensation on an annual basis. In light of this vote, the Company’s Board of Directors determined that the Company will continue to hold an advisory vote to approve executive compensation on an annual basis until the next required say-on-frequency vote, which will be held at this year’s Annual General Meeting.
Our executive compensation program received significant shareholder support and was approved, on a non-binding advisory basis, by approximately 96.7% of the votes cast at the 2021 Annual General Meeting. We value feedback from our shareholders on our executive compensation program and corporate governance policies and welcome input, as it impacts our decision-making. We believe that ongoing engagement builds mutual trust with our shareholders and we will continue to monitor feedback from our shareholders and may solicit outreach on our programs, as appropriate.
In 2021, our management team continued to frequently engage with the investment community, hosting and participating in 138 investor events, including during roadshows and conferences as well as phone calls and meetings with approximately 250 firms. Shareholders we spoke to jointly represented about 60% of floating shares as of December 31, 2021. In 2021, we engaged with shareholders to discuss corporate governance, board composition, executive compensation, business strategy and other ESG topics. In such engagements, investors’ feedback and suggestions on our executive compensation program were regularly heard and taken into consideration. Our shareholders generally favored our existing executive compensation levels and objective, predetermined performance-based incentive structures, which, to a large extent, explains why our executive compensation programs have remained relatively consistent in 2021 with our 2020 programs. Based on future feedback from our shareholders, our compensation committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers.

Elements of Executive Compensation Program
In 2021, as in prior years, our executive compensation program consisted of three principal elements:
•Base salary
•Annual incentive bonus
•Long-term incentive compensation

Base Salary
Base salary is the principal fixed element of an executive officer’s annual cash compensation during employment. The level of base salary reflects the executive officer’s skills and experience and is intended to be on par with other job opportunities available to such executive officer. Given the industry in which we operate and our compensation philosophy and objectives, we believe it is important to set base salaries at a level that is both competitive with our peer group in order to retain our current executives and reasonable, and to hire new executives when and as required. However, our review of the competitive market data is only one factor in setting base salary levels. In addition, the compensation committee also considers the following factors:
•individual performance of the executive officer, as well as overall performance of the Company, during the prior year;
•level of responsibility, including breadth, scope and complexity of the position;
•years and level of experience and expertise and location of the executive officer;
•internal review of the executive officer’s compensation relative to other executives to contemplate internal fairness considerations; and
•in the case of executive officers other than those holding the positions of Chief Executive Officer, the recommendations of the individuals holding the positions of Chief Executive Officer.
    Base salaries for our executive officers are determined on an individual basis at the time of hire. Adjustments to base salary are considered annually based on the factors described above.

2021 Base Salaries
The base salaries of the named executive officers for 2020 and 2021 and related explanatory notes are set forth below:

Name	Position	2021 Base Salary (USD)	2020 Base Salary (USD)	Explanatory Notes
Megan Clarken	Chief Executive Officer	$650,000	$650,000
The Compensation Committee reviewed Ms. Clarken’s salary and determined that it would remain unchanged for 2021.

Ms. Clarken’s remuneration is solely for her role as Chief Executive Officer of Criteo Corp.

Sarah Glickman	Chief Financial Officer	$450,000	$450,000	Ms. Glickman began serving as our Chief Financial Officer on September 8, 2020. The amounts shown with respect to 2020 reflect the annual salary she would have received if she had served for the entirety of 2020.

				Ms. Glickman’s salary was not changed in 2021.

Ryan Damon	Chief Legal and Corporate Affairs Officer	$427,000	$424,043
Upon review by the Compensation Committee, there was no change to Mr. Damon’s base salary for 2021. The amount shown with respect to 2020 reflects the compensation Mr. Damon received due to proration of the effective date April 2020, based on an annual base salary of $427,000.

Annual Incentive Bonus
The Company provides our executive officers with the opportunity to earn annual cash bonus awards pursuant to the Executive Bonus Plan (“EBP”), which are specifically designed to motivate our executive officers to achieve pre-established Company-wide goals set by the Board of Directors and to reward them for individual results and achievements in a given year.
The EBP is intended to provide structure and predictability regarding the determination of performance-based cash bonuses. Specifically, the EBP seeks to:
(i)help attract and retain a high quality executive management team;
(ii)increase management focus on challenging yet realistic goals intended to create value for shareholders;
(iii)encourage management to work as a team to achieve the Company’s goals; and
(iv)provide incentives for participants to achieve results that exceed Company goals.
Pursuant to the EBP, the annual cash bonus opportunities for our executive officers are approved on an annual basis by the Board of Directors. The Company goals, their relative weighting, and the relative weighting for each of the individual performance goals of the executive officers, if applicable, are also established by the Board of Directors at the beginning of the year, upon recommendation of the compensation committee, shortly after the Board of Directors has approved our annual operating plan.
Under the EBP, the Board of Directors has the discretion to determine the extent to which a bonus award will be adjusted based on an executive officer’s individual performance or such other factors as it may, in its discretion, deem relevant. An executive officer’s bonus award may be adjusted downward to zero by the Board of Directors based on a review of individual performance. The Board of Directors is not required to set individual qualitative goals for a given year.
2021 Annual Bonus Incentive
The performance measures and related target levels for the 2021 EBP, which reflected performance requirements set at the start of the year in the Company’s annual operating plan, were developed by the compensation committee and approved by the Board of Directors at meetings held in February 2021. In the first quarter of 2021, the Board of Directors, on the recommendation of the compensation committee, set two shared quantitative goals applicable to all of the named executive officers (weighted 80%, collectively) and individual qualitative goals for each of our named executive officers (weighted 20%). All of our named executive officers participated in the 2021 EBP.
Quantitative Goals
The quantitative measures selected for the 2021 EBP were (i) Contribution ex-TAC* growth, measured at constant currency, from 2020 to 2021, and (ii) Adjusted EBITDA (on an absolute basis but adjusted to remove the impact of currency fluctuations) achieved during 2021. These measures were selected by the Board of Directors because Contribution ex-TAC and Adjusted EBITDA are the key measures it uses to monitor the Company’s financial performance. In particular, our strategy focuses on maximizing the growth of our Contribution ex-TAC on an absolute basis over maximizing our near-term gross margin, as we believe this focus builds sustainable long-term value for our business by fortifying a number of our competitive strengths, including access to advertising inventory, breadth and depth of data and continuous improvement of the Criteo AI Engine’s performance, allowing it to deliver more relevant advertisements at scale. In 2021 (as in 2017, 2018 and 2019), the Contribution ex-TAC measure and Adjusted EBITDA measure were given equal weight of 40% and 40%, respectively (collectively 80% for the quantitative goals). In 2020, the compensation committee determined that Adjusted EBITDA should be more heavily weighted (Adjusted EBITDA at 50% and Contribution Ex-TAC at 30%) because of the economic uncertainties that the COVID-19 pandemic could have had on the overall revenue of the Company (and therefore on Contribution ex-TAC), and its desire to have management focus on our Adjusted EBITDA performance and the underlying expense base during this unusual year marked by the COVID-19 pandemic. In setting the payout scale for both the Contribution ex-TAC portion and the Adjusted EBITDA portion of the quantitative goals, our compensation committee took into consideration the known and perceived challenges for the Company (including related to the ongoing COVID-19 pandemic) and the overall advertising technology industry for 2021, while remaining in line with market practices. The goals were set to be challenging, yet achievable.

*We have renamed Revenue ex-TAC, a non-GAAP financial measure, to Contribution ex-TAC. The change was made as the Company considers that Contribution ex-TAC is a non-GAAP financial measure of profitability, closest to Gross Profit, and not revenue. While the compensation-related metrics for fiscal year 2021 were approved by the Board of Directors as “Revenue Ex-TAC” or “Revenue Ex-TAC New Solutions”, given the renaming to Contribution Ex-TAC, we refer to these compensation-related metrics for fiscal year 2021 as “Contribution Ex-TAC” and “Contribution Ex-TAC Non-Retargeting Solutions”, respectively, where applicable in this Compensation Discussion & Analysis section. No changes were made in the calculation methodology.

The payout scale on the Contribution ex-TAC portion of the quantitative goals determined in early 2021 was as follows, with Contribution ex-TAC growth measured, in each case, on a constant-currency basis:
•If Contribution ex-TAC growth was between -5.3% and the 1.82% target, the payout on the Contribution ex-TAC portion of the quantitative goals would be between 50% and 100% of target;
•If Contribution ex-TAC growth was between the 1.82% target and the 4.8% target, the payout on the Contribution ex-TAC portion of the quantitative goals would be between 100% and 110% of target;
•If Contribution ex-TAC growth was between the 4.8% target and the 8.9% stretch target, the payout on the Contribution ex-TAC portion of the quantitative goals would be between 110% and 150% of target;
•If Contribution ex-TAC growth was between the 8.9% stretch target and the 16.1% maximum target, the payout on the Contribution ex-TAC portion of the quantitative goals would be between 150% and 200% of target; and
•If Contribution ex-TAC growth was 16.1% or greater, our executives could achieve the maximum payout on the Contribution ex-TAC portion of the quantitative goals, which was 200%.
The payout scale on the Adjusted EBITDA portion of the quantitative goals determined in early 2021 was as follows, in each case calculated on an absolute basis and excluding currency impacts:
•If Adjusted EBITDA for 2021 was between $204 million and the $255 million target, the payout on the Adjusted EBITDA portion of the quantitative goals would be between 50% and 100% of target;
•If Adjusted EBITDA for 2021 was between the $255 million target and the $283 million target, the payout on the Adjusted EBITDA portion of the quantitative goals would be between 100% and 110% of target;
•If Adjusted EBITDA for 2021 was between the $283 million target and the $306 million stretch target, the payout on the Adjusted EBITDA portion of the quantitative goals would be between 110% and 150% of target;
•If Adjusted EBITDA for 2021 was between the $306 million stretch target and the $331.5 million maximum target, the payout on the Adjusted EBITDA portion of the quantitative goals would be between 150% and 200% of target; and
•If Adjusted EBITDA for 2021 was $331.5 million or above, our executives could achieve the maximum payout on the Adjusted EBITDA portion of the quantitative goals, which was 200%.
The quantitative goals determined in early 2021 and the achievement levels for such goals were designed to ensure proper alignment between the 2021 EBP and the internal 2021 financial plan supporting the guidance that we published at the beginning of 2021. The Board of Directors did not exercise its discretion in 2021 when evaluating our financial performance and determining the 2021 EBP payout percentage with respect to the quantitative goals.
The chart below sets forth the quantitative goals determined in early 2021 and the achievement levels for such goals, as well as actual Company performance for 2021 against which executive performance was measured.

		Payout Scale
Performance Measure	Weight	50%	100%	110%	150%	200%	Actual
2021 Contribution ex-TAC growth at constant currency	40%	-5.3%	1.82%	4.8%	8.9%	≥16.1%	10.9%
2021 Adjusted EBITDA on an absolute and constant currency basis	40%	$204 million	$255 million	$283 million	$306 million	≥$331.5 million	$318.9 million

As shown above, year-over-year Contribution ex-TAC growth was 10.9% at constant currency, which resulted in a 163% payout for the Contribution ex-TAC portion of the quantitative goals, and Adjusted EBITDA was $318.9 million, which resulted in a payout of 175% on the Adjusted EBITDA portion of the quantitative goals. This resulted in a total of 169% on the quantitative measures and, with 100% achievement of the qualitative goals discussed below, this would bring a total overall payout percentage, on average, of 155% of the target bonus amounts to the 2021 EBP participants. Note that our EBP, with Board of Directors approval, allows for over-achievement of qualitative objectives, provided that the total bonus cap of 200% of target is not exceeded, so individual payout results may vary based on individual performance outcomes.
Qualitative Goals
In addition, the Board of Directors selected individual qualitative goals for each of the 2021 EBP participants that were aligned to strategic performance objectives for those individuals. The qualitative goals were weighted 20% of the target bonus opportunity, and this component is evaluated at the discretion of the Board of Directors. These qualitative goals for 2021 were determined for Ms. Clarken, Ms. Glickman and Mr. Damon in the first half of 2021 by the compensation committee with the intent to be rigorous and difficult to achieve. The qualitative goals for 2021 included: (i) for Ms. Clarken, executing the 2021 portion of the approved transformation plan, (including the financial performance and restructuring plan), continuing to develop and implement the mid- and long-term strategy to achieve future sustainable growth, maintaining the overall health of the Company through the COVID-19 pandemic (including developing a new hybrid model of working from home), and increasing the Company’s external profile with stakeholders; (ii) for Ms. Glickman, shifting to a dynamic, highly energized and effective General Services organization model, supporting the Company’s business model and product roadmap, designing, operating and optimizing processes and tools, providing innovative solutions and services to all employees, and building rapport with the external investor community and ensuring strategic alignment and driving shareholder value (including through investor relations events) and (iii) for Mr. Damon, optimizing the legal organization and activities to best support the Company’s new commercial strategy and product introduction, executing public affairs and privacy compliance strategy to support the Company’s new positioning and products, effectively managing Board of Directors governance and driving successful M&A, divestiture and partnership execution. Each of Ms. Clarken, Ms. Glickman and Mr. Damon also had a qualitative goal of driving a high-performing, scalable, diverse and inclusive organization (including fostering a culture consistent with Criteo values through the organization and through close teamwork within the leadership team).
The compensation committee determined that the 2021 EBP participants exceeded the achievement of their respective qualitative objectives. The compensation committee recommended, and the Board of Directors approved, a 125% payout with respect to Ms. Clarken, a 110% payout with respect to Ms. Glickman, and a 135% payout with respect to Mr. Damon, in each case, for the qualitative portion of the 2021 EBP.

    2021 Annual Cash Bonus Payouts
    The Board of Directors approved annual incentive bonus awards for each of the named executive officers as follows:

Name	Bonus Target as % of Base Salary	Bonus Target ($)	Quantitative Goals Achievement (80%)	Qualitative Goals Achievement (20%)	Funding Multiplier as % of Target	Actual Payout Amount
Megan Clarken	100%	$650,000	169%	125%	160%	$1,040,000
Sarah Glickman	75%	$337,500	169%	110%	157%	$529,875
Ryan Damon	60%(1)	256,221	169%	135%	162%	$415,078

(1) Mr. Damon’s target bonus as a percentage of base salary was increased to 60% in 2021 from 50% in 2020.
Long-Term Incentive Compensation
Long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity is provided in the form of long-term equity awards. We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to drive the achievement of both near-term and long-term corporate objectives.
Historically, the Board of Directors only granted stock options to employees of the Company. However, following a change to the tax treatment of RSUs under French law (the enactment of the Loi Macron), in 2018 the Board of Directors, after careful review by the compensation committee, decided to add RSUs to the Company’s equity compensation program for certain employees, including executive officers at the discretion of the Board of Directors, and PSUs to the Company’s equity compensation program for executive officers and managers and certain other employees. In October 2015, the Company’s shareholders approved: (i) a general plan (as such plan has been amended, the “Amended and Restated 2015 Time-Based RSU Plan”) providing for the grant of time-based RSUs to employees of the Company, and (ii) a performance-based plan (as such plan has been amended, the “Amended and Restated 2015 Performance-Based RSU Plan”) providing for the grant of PSUs, subject to the achievement of performance goals and time-based vesting, to the executive officers and certain other members of management and employees of the Company, as determined by the Board of Directors.
In 2021, we granted RSUs and PSUs only to Ms. Clarken and Mr. Damon. Ms. Glickman was not granted any long-term incentive compensation in 2021 given her receipt of an initial inducement grant of 110,327 RSUs and 110,327 PSUs when she joined the Company in October 2020.
RSUs and PSUs provide an appropriate balance between addressing retention objectives and driving corporate performance. The Board of Directors grants some or all of our executive officers additional equity awards each year as part of our annual review of our executive compensation program. The eligibility for, size of, and mix of any additional equity awards to each of our executive officers are determined on a discretionary basis taking into account the following factors:
•each executive officer’s individual performance assessment, the results and contributions delivered during the year, as well as his or her anticipated potential future impact;
•delivering equity values that are competitive, yet reasonable, when compared to the equity values delivered by the companies in our peer group to their executives with similar responsibility;
•delivering equity award mixes that take into account our peer and broader market practices and key investor and investor advisor guidelines;

•the size and vesting schedule of existing equity awards in order to maximize the long-term retentive power of additional awards;
•the size of each executive officer’s total cash compensation opportunity;
•the Company’s overall performance relative to corporate objectives; and
•the Company’s projected overall equity pool for the year and impact on available share reserves.

Based on the foregoing factors, the Board of Directors, upon recommendation of the compensation committee, determined that the regular 2021 long-term incentive compensation to be granted to Ms. Clarken, and Mr. Damon should consist of a mix of RSUs and PSUs.
The table below sets forth the equity awards granted by the Board of Directors to our named executive officers in 2021:

				Total Value of Equity Awards in 2021 (in thousands)
Name	Shares Issuable Upon Exercise of Stock Options Granted in 2021	Shares Issuable Upon Vesting of PSUs Granted in 2021(1)	Shares Issuable Upon Vesting of RSUs Granted in 2021	Targeted	Actual(3)
Megan Clarken	–	110,200	110,200	$5,393	$7,815
Ryan Damon	–	25,747	25,748	$1,260	$1,826
Sarah Glickman	–	–(2)	–(2)	–	–

(1) The amounts of PSUs set forth in this column show the amounts originally granted to our named executive officers. As set forth in the section below, 100% of Ms. Clarken’s and Mr. Damon’s 2021 PSU awards were earned based on achievement of relevant 2021 financial goals.

(2) Ms. Glickman did not receive any equity grants in 2021 due to her receipt of an initial inducement grant of 110,327 RSU and 110,327 PSU when she joined the Company in late 2020. 100% of Ms. Glickman’s 2020 PSU awards were earned, as determined by the Board of Directors in early 2022 based upon the attainment of the 2021 financial goals. Please see “—Performance Conditions and Vesting of PSU Grants” below for further information on Ms. Glickman’s 2020 PSU awards.

(3) The grant date value of the shares awarded are approximately 45% greater than the targeted value expressed in cash due to a difference in the 30-day stock price average used for conversion ($24.47) of cash to the number of shares, in accordance with the Company's standard grant practices, and the actual price of our Ordinary Shares on the grant date ($35.46). Going forward, the Board of Directors determined as of April 27, 2021 to standardize the pricing policy for all equity grants to an average of 20-trading-day closing price calculated on date of determination, the date of determination being five (5) trading days prior to the date on which the Board of Directors grants the equity award, provided that the fair market value should not be less or more than 10% of the closing price on the date of determination of the number of shares.

Performance Conditions and Vesting of PSU Grants
Our Ordinary Shares subject to the PSUs granted to the named executive officers are earned contingent upon the attainment of certain financial goals that are typically set by the Board of Directors upon their grant. In 2021, Ms. Clarken and Mr. Damon were granted 110,200 and 25,747 PSUs, respectively, in the first quarter and the Board of Directors set 2021 Contribution Ex-TAC, Free Cash Flow and Contribution Ex-TAC Non-retargeting Solutions goals for this grant. However, Ms. Glickman was a new hire in September 2020 and she received an initial inducement equity grant of 110,327 PSUs in October 2020. Accordingly, the Board of Directors determined that Ms. Glickman’s PSU awards would be subject to the 2021 financial goals. Below we have described the application of the 2021 financial goals that apply to Ms. Clarken’s and Mr. Damon’s 2021 PSU grants and Ms. Glickman’s 2020 PSU grant.
Achievement in Contribution Ex-TAC, Free Cash Flow and Contribution Ex-TAC Non-retargeting Solutions are important metrics used by the Board of Directors to measure the Company’s financial performance and creation of shareholder value given our current development stage, the significant growth opportunities ahead of us and the significant impact that high Contribution Ex-TAC, Free Cash Flow and Contribution Ex-TAC Non-retargeting Solutions can have on the Company’s profitability and cash generation given the scalability of our operating model. As a result, given the increased focus that the Company is putting on optimizing the expense base and cash flow generation, the compensation committee and Board of Directors determined that growth in these three metrics, with equal weighting on each metric, was the appropriate performance measure for the 2021 (or 2020, for Ms. Glickman) PSU awards. Our compensation committee and Board of Directors believe that setting a one-year performance measurement period remains appropriate at this stage in the Company’s development and market conditions. This approach was balanced by the four-year vesting schedule to which any earned PSUs are subject, as discussed below. Our 2021 Free Cash Flow target, described below, represents an approximately 44% conversion rate of the Adjusted EBITDA target for the year, which is in line with the average conversion rate for prior years.
The following table sets forth the 2021 Contribution Ex-TAC goal for the 2021 PSU awards.

2021 Contribution Ex-TAC	Potential Percentage of PSUs Earned(1)(2)
$781 million	50% (Threshold)
$840 million	100% (Target)
(1) Achievement is linear for Contribution Ex-TAC between tranches, and paid to one decimal point. Achievements below the threshold and above the maximum are rounded up or down accordingly, and capped at 100%.
(2) Every $1 million above the target from Contribution Ex-TAC Non-retargeting Solutions metric below will be added to Contribution Ex-TAC to bring Contribution Ex-TAC to the target level, if it is otherwise below target. However, both Contribution Ex-TAC and Contribution Ex-TAC Non-retargeting Solutions will be capped at 100% payout.
The following table sets forth the 2021 Free Cash Flow goal for the 2021 PSU awards.

2021 Free Cash Flow	Potential Percentage of PSUs Earned(1)
$67 million	50% (Threshold)
$111 million	100% (Target)
(1) Achievement is linear for Free Cash Flow between tranches, and paid to one decimal point. Achievements below the threshold and above the maximum are rounded up or down accordingly, and capped at 100%.
The following table sets forth the 2021 Contribution Ex-TAC Non-retargeting Solutions goal for the 2021 PSU awards.

2021 Contribution Ex-TAC Non-retargeting Solutions	Potential Percentage of PSUs Earned(1)(2)
$207 million	50% (Threshold)
$230 million	100% (Target)
(1) Achievement is linear for Contribution Ex-TAC Non-retargeting Solutions between tranches, and paid to one decimal point. Achievements below the threshold and above the maximum are rounded up or down accordingly, and capped at 100%.
(2) Every $1 million above the target from Contribution Ex-TAC Non-retargeting Solutions will be added to the Contribution Ex-TAC metric above to bring Contribution Ex-TAC to the target level, if it is otherwise below target. However, both Contribution Ex-TAC and Contribution Ex-TAC Non-retargeting Solutions will be capped at 100% payout.
Actual 2021 Contribution Ex-TAC, Free Cash Flow and Contribution Ex-TAC Non-retargeting Solutions was $914.8 million, $167.9 million and $246.6 million, respectively, each of which was in excess of the applicable target for the year and resulting in a 100% payout with respect to each applicable goal. Based on the goals set by the Board of Directors in early 2021, the total payout percentage was 100% with respect to the 2021 PSU awards granted to Ms. Clarken and Mr. Damon and the 2020 PSU awards granted to Ms. Glickman. Note that the PSU awards for 2021 were capped at 100%, with no opportunity for over-achievement.

Our compensation committee and Board of Directors believe that a time-based vesting requirement for any earned PSUs is important to provide additional retention incentives and longer term alignment with our shareholders. The PSUs earned with respect to 2021 are subject to a four-year vesting schedule, with half of any earned PSUs vesting on the second anniversary of the grant date and the remainder vesting in eight equal quarterly installments thereafter, which quarterly vesting would be subject to the recipient’s continued employment with the Company. As a result, none of the PSUs granted to Ms. Clarken or Mr. Damon for 2021 will vest until March 2023 at the earliest and none of the PSUs granted to Ms. Glickman for 2020 will vest until October 2022 at the earliest.
Vesting of RSU Grants
Our standard RSU grants have a four-year vesting schedule, with 50% of the award vesting on the second anniversary of the date of grant, and the remainder vesting in equal quarterly installments thereafter over the subsequent two-year period.
Share Ownership and Equity Awards
As discussed above, long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber in the global technology industry and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity is provided in the form of long-term equity awards. We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both near-term and long-term corporate objectives.
As a result, each of our named executive officers accumulates substantial exposure to our stock price, which, when coupled with time- and performance-based vesting, we believe results in strong alignment of our executives’ interests with those of our shareholders. Furthermore, our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Share Ownership Requirements
    On December 11, 2019, our Board of Directors adopted share ownership guidelines for our Section 16 executive officers, under which (i) our Chief Executive Officer is required to acquire and own securities in an amount equal to the lesser of (a) 200,000 shares or (b) five times their annual base salary and (ii) all other Section 16 executive officers are required to acquire and own securities in an amount equal to the lesser of (a) 45,000 shares or (b) two times their annual base salary. The Section 16 officers are required to meet the applicable ownership requirements within five years of becoming subject to them. If required share ownership is not satisfied within five years, the individual must retain 100% of any shares resulting from exercised options or vested RSUs or PSUs, net of any amounts required to pay taxes and exercise prices, until the guidelines are met. These share ownership guidelines were revised on October 23, 2020 to remove their application to the chairperson of our Board of Directors because a separate share ownership guidelines for our non-employee directors was adopted, as further described below.
On October 23, 2020, our Board of Directors adopted share ownership guidelines for our non-employee directors (including the chairperson of our Board of Directors). For more details on the non-employee director share ownership guidelines, see “Director Compensation—Non-Employee Director Share Ownership Guidelines.”
In addition to these share ownership guidelines, our Board of Directors require that 1% of the shares resulting from the exercise of stock options or received upon the vesting of RSUs or PSUs by our chairperson (if applicable), Chief Executive Officer and Deputy Chief Executive Officers (“directeurs généraux délégués”) be held by such persons until the termination of their respective offices. For 2021, (i) Ms. Picard was the chairperson of our Board of Directors and (ii) Ms. Clarken was our Chief Executive Officer.

The table below shows the total exposure that each of our named executive officers had to Criteo’s stock as of March 31, 2022, including both vested and unvested equity awards.

Name	Ordinary Shares and ADSs (1)	Securities underlying option awards (2)	Securities underlying RSU and PSU awards (3)	Total
Megan Clarken	49,985	195,371	516,828	762,184
Sarah Glickman	—	—	312,674	312,674
Ryan Damon	44,380	16,845	158,292	219,517

		Total for all named executive officers:		1,294,375

(1) The amounts shown in this column reflect Ordinary Shares and ADSs owned by each of our named executive officers.
(2) The amounts shown in this column reflect stock options that have vested and are exercisable, as well as those that have not yet vested. For more information on grant dates, vesting schedules, exercise prices and expiration dates of option awards held by our named executive officers as of December 31, 2021, please see “Compensation Tables—Outstanding Equity Awards at 2021 Fiscal Year End.”
(3) The amounts shown in this column reflect outstanding RSUs and PSUs, whether or not vested or determined earned by the Board of Directors. For more information on the RSUs and PSUs held by each of our named executive officers as of December 31, 2021, please see “Compensation Tables—Outstanding Equity Awards at 2020 Fiscal Year End.” For more information applicable to PSU awards, please see “—Long-Term Incentive Compensation.”
Other Compensation Information
Employee Benefit Programs
Each of our executive officers is eligible to participate in the employee benefit plans available to our employees in the country in which they are employed, including medical, dental, group life and disability insurance, in each case on the same basis as other employees in such country, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan for U.S. employees is a tax-qualified 401(k) retirement savings plan (the “401(k) Plan”), pursuant to which all employees, including any named executive officer employed by our U.S. subsidiary (Criteo Corp.), are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Code. In 2021, we provided a 100% matching contribution on employee contributions up to the first 3% of eligible compensation and a 50% matching contribution for the next 2% of eligible compensation. Each of Ms. Clarken, Ms. Glickman and Mr. Damon participate on the same basis as our other eligible employees.
Perquisites and Other Personal Benefits
We provide limited perquisites to our named executive officers. For more information on the perquisites and other personal benefits provided to our named executive officers, please refer to footnote (8) to the Summary Compensation Table in “Executive Compensation – Compensation Tables” included elsewhere in this proxy statement.
Timing of Compensation Actions
Compensation, including base salary adjustments, for our named executive officers is reviewed annually, usually in the first quarter of the fiscal year, and upon promotion or other changes in job responsibilities.

 Equity Grant Policy
We do not have, nor do we plan to establish, any program, plan or practice to time stock option grants in coordination with releasing material non-public information or any plan to reprice any outstanding option awards.
Short Sale and Derivatives Trading Policy
As noted in more detail above under the caption “Anti-Hedging/Pledging Policy,” our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Executive Compensation Recovery (“Clawback”) Policy
We maintain a “clawback” policy with respect to certain compensation earned by or paid to our executive officers after the effective date of the policy, adopted in April 2018. To the extent permitted by applicable law, the policy allows us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct.
Risks Related to Compensation Policies and Practices
As part of the Board of Directors’ risk oversight role, our compensation committee at least annually reviews and evaluates the risks associated with our compensation programs. The compensation committee has reviewed our compensation practices as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, the compensation committee considered the following:
•the Company’s use of different types of compensation vehicles to provide a balance of short-term and long-term incentives with fixed and variable components;
•the granting of equity-based awards that are earned based on performance (in the case of executive officers) and subject to time-based vesting, which aligns employee compensation with Company performance, encouraging participants to generate long-term appreciation in equity values;
•the Company’s annual bonus determinations for each employee being tied to achievement of Company goals, which goals seek to promote retention on behalf of the Company and to create long-term value for our shareholders; and
•the Company’s system of internal control over financial reporting and code of business conduct and ethics, which among other things, reduce the likelihood of manipulation of the Company’s financial performance to enhance payments under any of its incentive plans.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE
James Warner (Chair)
Edmond Mesrobian
Rachel Picard

COMPENSATION TABLES
Summary Compensation Table
The following Summary Compensation Table sets forth, for the three years ended December 31, 2021, 2020 and 2019, respectively, the compensation earned by (i) our principal executive officer, (ii) our principal financial officer, and (iii) our other executive officer, other than the principal executive officer and the principal financial officer, who was serving as of the end of the fiscal year (collectively, our named executive officers).

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(4)(5)(6)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)	Total ($)
Megan Clarken	2021	650,000	—	7,815,000	—	1,040,000	68,644	9,573,644
Chief Executive Officer	2020	650,000	—	—	—	663,000	126,900	1,439,900
	2019	65,890.41 (3)	300,000 (3)	2,514,156	2,429,699	65,890	75,000	5,084,745

Sarah Glickman (1)	2021	450,000	—		—	529,875	11,400	991,275
Chief Financial Officer	2020	141,393 (3)	100,000 (3)	3,051,645	—	106,045	2,250	3,401,333

Ryan Damon	2021	427,000	—	1,826,000	—	415,078	99,868	2,767,946
Chief Legal and Corporate	2020	424,043	—	1,008,685	—	216,262	140,846	1,789,836
Affairs Officer	2019	415,000	—	—	—	164,838	139,190	719,028

(1)Ms. Glickman became our Chief Financial Officer on September 8, 2020. Ms. Glickman received a sign-on bonus equal to $100,000. As provided above, Ms. Glickman did not receive an additional equity grant in 2021 due to her initial inducement grant in late 2020.
(2)All amounts presented in the Summary Compensation Table, and in the supporting tables that follow, are expressed in U.S. dollars. The average exchange rate used for the purpose of the Summary Compensation Table, and, unless otherwise noted, the supporting tables that follow, for the three years ended December 31, 2021, 2020 and 2019 is as follows:

Date	Euro to U.S. Dollar Conversion Rate
12/31/21	1.1326
12/31/20	1.1421
12/31/19	1.1196
(3)The amounts of base salary and bonus paid to Ms. Clarken and to Ms. Glickman in 2019 and 2020, respectively, were pro-rated based on the time that they each joined the Company in 2019 and 2020, respectively.
(4)The 2021 actual stock award values are approximately 45% greater than the intended targets values due to a difference in the 30-day stock price average used for conversion ($24.47) and the actual price on the grant date ($35.46).
(5)The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of awards granted in 2021, 2020 and 2019 please refer to Note 20, Note 19 and Note 20 (Share-based Compensation), respectively, of our Annual Reports on Form 10-K, each as filed with the SEC on February 25, 2022, February 26, 2021 and March 2, 2020, respectively.
(6)The amounts reported in the “Stock Awards” column represent the grant date fair value of the 2019, 2020 and 2021 PSU awards at target, computed in accordance with FASB ASC Topic 718, which also reflects the maximum value of the PSU award.
(7)The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the amount of the cash incentive bonus earned by our named executive officers for performance for the three years ended December 31, 2021, 2020 and 2019 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for the discussion and analysis of the annual cash incentives earned by each named executive officer in respect of 2021.

(8)The amounts reported in the “All Other Compensation” column for 2021 include the benefits set forth in the table below. The incremental cost to the Company is based on premiums paid, amounts reimbursed by the Company to the executive and the cost of mobility benefits to the Company.

Named Executive Officer	Life Insurance and Disability Benefit Plan Contributions ($)(a)	Defined Contribution Plan Contributions ($)(b)	Tax Reimbursements ($)(c)	Mobility Benefits ($)(d)
Megan Clarken	—	11,400	1,953	55,291
Sarah Glickman	—	11,400	—	—
Ryan Damon	—	3,563	33,950	62,355
(a)Represents the cost of any life insurance and disability plan premium, which was not applicable to any of the named executive officers this year.
(b)Represents the cost to us of our employer contributions to the 401(k) plan accounts of Ms. Clarken, Mr. Damon and Ms. Glickman, who elected to participate in our 401(k) plan.
(c)Represents Company-paid taxes for items such as taxable mobility benefits.
(d) Represents mobility benefits paid by us to Ms. Clarken and Mr. Damon. Mobility benefits include certain benefits that are provided for international assignments and relocations.

Grants of Plan-Based Awards Table 2021
The following table sets forth the grants of plan-based awards to the named executive officers during the year ended December 31, 2021.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Megan Clarken	—	325,000	650,000	1,300,000	—	—	—	—	—	—	—
	2/25/2021	—	—	—	—	110,200	110,200		—	—	3,907,692
	2/25/2021	—	—	—	—	—	—	110,200	—	—	3,907,692
Sarah Glickman	—	168,750	337,500	675,000	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Ryan Damon	—	128,100	256,200	512,400	—	—	—	—	—	—	—
	2/25/2021	—	—	—	—	25,747	25,747	—	—	—	912,989
	2/25/2021	—	—	—	—	—	—	25,748	—	—	913,024
(1)The amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column represent each named executive officer’s annual cash incentive that could have been earned in respect of the annual cash incentive established in 2021 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer for 2021. Note that Mr. Damon’s target bonus as a percentage of base salary increased from 50% to 60% in 2021.
(2)On February 25, 2021, Ms. Clarken and Mr. Damon each received a grant of PSUs under the Amended and Restated 2015 Performance-Based RSU Plan. 100% of these PSUs were earned, 50% of which will vest on the two-year anniversary of the grant date, and the remainder will vest in equal portions at the end of each quarter during the two-year period thereafter. On October 23, 2020, Ms. Glickman received a grant of PSUs under the Amended and Restated 2015 Performance-Based RSU Plan. 100% of these PSUs were earned, as determined by the Board of Directors in 2022 based upon the attainment of the 2021 financial goals, 50% of such earned PSUs will vest on the two-year anniversary of the grant date, and the remainder will vest in equal portions at the end of each quarter during the two-year period thereafter. See “Executive Compensation–Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2021 and 2020, with respect to Ms. Glickman.
(3)Ms. Clarken and Mr. Damon each received a grant of RSUs under the Amended and Restated 2015 Time-Based RSU Plan on February 25, 2021, 50% of which will vest on the two-year anniversary of the grant date, and the remainder will vest in equal portions at the end of each quarter during the two-year period thereafter. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the RSUs granted in 2021.
(4)Represents the grant date fair value, measured in accordance with ASC Topic 718, of PSU awards and RSU awards made in 2021. Grant date fair values are calculated pursuant to assumptions set forth in Note 20 of our Annual Report on Form 10-K as filed with the SEC on February 25, 2022.

Executive Employment Agreements
We have entered into an offer letter agreement or employment agreement with each of the named executive officers, the material terms of which are described below. Each of the agreements with our named executive officers is for an indefinite term. The provisions of these arrangements relating to termination of employment are described under “Potential Payments Upon Termination or Change of Control” below. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program” for a discussion of the elements of compensation of each of the named executive officers for the year ended December 31, 2021.
Ms. Clarken
Criteo S.A. and Criteo Corp. entered into a management agreement with Ms. Clarken, dated as of October 2, 2019, as amended on November 22, 2019, in connection with her employment by Criteo Corp. The management agreement, as amended, provided that Ms. Clarken was entitled to receive an annual base salary of $650,000 and will be eligible to receive a target annual bonus opportunity equal to 100% of her base salary. Ms. Clarken’s remuneration is in respect of her role as Chief Executive Officer of our wholly-owned subsidiary, Criteo Corp.
In connection with her potential relocation from the United States to Paris, France, Criteo Corp. agreed to reimburse Ms. Clarken for certain expenses up to $75,000, in accordance with the Company’s relocation policy approved by the Board of Directors, including airfare for Ms. Clarken and her spouse, furniture and household moving expenses, incidentals and the cost of temporary housing for up to two months. Criteo Corp. also agreed to provide Ms. Clarken with (i) reasonable tax assistance services, (ii) reasonable immigration assistance services for Ms. Clarken and her spouse, (iii) the cost of airfare for Ms. Clarken and her spouse for up to three visits to Ms. Clarken’s home country per calendar year and (iv) a monthly housing allowance equal to $5,000 per month (or the equivalent amount in euros) after taxes for a maximum period of three years. Due to the effects of the COVID-19 pandemic, Ms. Clarken’s relocation to France was disrupted and certain fixed expenses were paid by the Company on her behalf in connection with her previous attempt to relocate. In February 2021, the Board of Directors determined to temporarily halt the payment of any further relocation benefits until Ms. Clarken is permitted to relocate to France. The Company will reinstate the relocation benefits for a period of two years once Ms. Clarken is able to relocate to France.
Our Board of Directors determined that, for year ended December 31, 2021, Ms. Clarken’s annual base salary and target annual bonus opportunity would be unchanged.
Ms. Glickman
We entered into an offer letter effective as of August 27, 2020, as amended on April 1, 2021 and March 16, 2022, with Ms. Glickman, our current Chief Financial Officer. Pursuant to the offer letter, Ms. Glickman was entitled to receive an annual base salary of $450,000 and a target annual bonus opportunity equal to 75% of her annual base salary with a maximum annual bonus opportunity equal to 200% of her base salary. Additionally, Ms. Glickman received an initial inducement equity grant of (i) 110,327 time-based RSUs and (ii) 110,327 performance-based PSUs.

In connection with a potential relocation to Paris, France, the Company agreed to reimburse Ms. Glickman for certain relocation-related expenses for up to two months following such a relocation. The Company also agreed to provide Ms. Glickman with certain tax and immigration assistance, housing allowance, schooling fees and airfare costs, for a maximum period of three years after such a relocation. Ms. Glickman has not benefited from any of the above in 2021.
Mr. Damon
    We entered into an employment agreement effective as of August 1, 2018, as amended on March 16, 2022, with Mr. Damon, our Chief Legal and Corporate Affairs Officer. Under the terms of his employment agreement, for the year ended December 31, 2018, Mr. Damon was entitled to receive an annual base salary of $415,000, and a target annual bonus opportunity that was initially equal to 50% of his annual base salary.
    Our Board of Directors determined that for year ended December 31, 2021, Mr. Damon would be entitled to receive an annual base salary of $427,000, and an annual target bonus opportunity equal to 60% of his annual base salary.
Outstanding Equity Awards at 2021 Fiscal Year End
The following table sets forth the number of securities underlying outstanding equity awards held by the named executive officers as of December 31, 2021.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Megan Clarken	12/11/19	28,992	195,371	—	17.54	12/11/29	62,697	2,437,032	—	—
	2/25/21						110,200	4,283,474	110,200	4,283,474

Sarah Glickman	10/23/20	—	—	—	—	—	110,327	4,288,410	110,327	4,288,410

Ryan Damon	10/25/18	4,564	16,845	—	20.48	10/25/28	4,688	182,222	—	—
	3/3/20	—	—	—	—	—	21,608	839,903	21,608	839,903
	2/25/21	—	—	—	—	—	25,748	1,000,825	25,747	1,000,786
(1)Refer to “—Potential Payments upon Termination or Change of Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.
(2)The stock options will generally vest as to 25% of the grant on the first anniversary of the date of grant and in 16 equal quarterly installments thereafter, based on continued employment.

(3)The applicable exchange rate for the exercise price of the stock option and employee warrant awards shown in the Outstanding Equity Awards at Fiscal Year End table are as follows:

Date	Euro to U.S. Dollar Conversion Rate
10/25/18	1.1389
12/11/19	1.1077
3/3/20	1.1117
10/23/20	1.1856
2/25/21	1.1246
(4)The PSUs will generally vest as to 50% of the earned amount on the second anniversary of the date of grant and in eight equal quarterly installments thereafter, based on continued employment.
(5)The RSUs will generally vest as to 50% on the two-year anniversary of the grant date, and the remainder will vest in eight equal quarterly installments thereafter.
(6)Determined with reference to $38.87, the closing price of an ADS on December 31, 2021.

Option Exercises and Stock Vested in 2021
The following table summarizes for each named executive officer the stock option exercises and shares vested from outstanding stock awards during the year ended December 31, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Megan Clarken	180,096	7,098,430	71,654	2,936,381
Sarah Glickman	—	—	—	—
Ryan Damon	48,655	1,899,631	6,250	207,071

Potential Payments upon Termination or a Change of Control
Individual Agreements
We have entered into employment arrangements and non-compete agreements, as described below, which require us to provide specified payments and benefits to certain of our named executive officers as a result of certain terminations of employment, including following a change of control. Each of the employment arrangements with our named executive officers, discussed above in “Executive Compensation—Compensation Tables—Executive Employment Agreements,” provide for severance, non-compete or change of control payments.
Ms. Clarken
Ms. Clarken’s employment agreement, as amended, provides for a potential severance payment in the event of certain terminations of employment with Criteo Corp. If Ms. Clarken’s office as Chief Executive Officer of Criteo Corp. is terminated by Criteo Corp. other than for Cause (as defined in her employment agreement) and other than due to her death or disability, or by Ms. Clarken for Good Reason (as defined in her employment agreement) (each, an “involuntary termination”), subject to Ms. Clarken’s execution of a general release of claims in favor of Criteo S.A. and Criteo Corp. and continued compliance with the restrictive covenants set forth in her protective covenants agreement, Ms. Clarken will be entitled to receive (i) a lump sum cash amount equal to the sum of (A) Ms. Clarken’s annual base salary rate as then in effect (without giving effect to any reduction in base salary amounting to Good Reason), (B) an annual bonus for the calendar year during which the involuntary termination occurs, calculated based on the annual bonus that would be paid to Ms. Clarken if her office had not terminated and if all performance-based milestones were achieved at the 100% level by both Criteo Corp. and Ms. Clarken, (C) all earned but unpaid bonus amounts for completed performance periods prior to the termination date (notwithstanding any requirement to remain in service through the payment date) and (D) up to $75,000 in reimbursement for certain expenses incurred by Ms. Clarken in connection with her relocation from Paris, France back to her home country, including airfare for Ms. Clarken and her spouse, and furniture and household goods moving expenses, (ii) the cost of COBRA premiums under Criteo Corp.’s group health insurance plans in the United States and the cost of premiums for medical, dental, life insurance and disability insurance in France, in each case, for the 12-month period following the termination date and (iii) continued vesting of outstanding unvested stock options, RSUs and PSUs as if Ms. Clarken remained in service for 12 months following the termination date (and in the case of PSUs, based on actual performance at the end of the applicable performance year, as determined by the board in its reasonable discretion). All vested stock options will remain exercisable by Ms. Clarken for the 12-month period following the termination date, or the earlier expiration of the stock option pursuant to its original terms.
If Ms. Clarken’s office as Chief Executive Officer of Criteo Corp. is terminated due to an involuntary termination within one year following a Change in Control (as defined in her employment agreement), subject to Ms. Clarken’s execution of a general release of claims in favor of Criteo S.A. and Criteo Corp. and continued compliance with the restrictive covenants set forth in her protective covenants agreement, Ms. Clarken will be entitled to receive immediate vesting of all outstanding unvested stock options, RSUs and PSUs based on achievement of the target level of performance, provided that no RSU or PSU granted within the one-year period prior to the date of Ms. Clarken’s termination will vest (but, in such event, any unvested RSUs or PSUs will continue to vest as if Ms. Clarken remained in service for up to 12 months following the termination date). All vested stock options will remain exercisable by Ms. Clarken for the 12-month period following the termination date, or the earlier expiration of the stock option pursuant to its original terms.
Any RSUs or PSUs that become vested pursuant to the terms of her employment agreement will be subject to a holding period until the second anniversary of the date of grant of the award, and the shares relating to such vested RSUs and PSUs will be definitively acquired by (delivered to) Ms. Clarken no earlier than the expiration of the required holding period.
Ms. Glickman
Ms. Glickman’s offer letter, as amended, provides for a potential severance payment in the event of certain terminations of employment with Criteo Corp. If Ms. Glickman’s office as Chief Financial Officer of Criteo Corp. is terminated by Criteo Corp. other than for Cause (as defined in her offer letter), or by Ms. Glickman for Good Reason (as defined in her offer letter) (each, an “involuntary termination”), subject to Ms. Glickman’s execution of a general release of claims in favor of Criteo S.A. and Criteo Corp. and continued compliance with the restrictive covenants set forth in her protective covenants agreement, Ms. Glickman will be entitled to receive a lump sum cash amount (less all applicable withholdings) equal to the sum of (i) the product of (x) 12, if the termination date (as defined in her offer letter) is during the initial 12 months of her employment, or 6, if the termination date is after such initial 12 month period, and (y) her monthly base salary rate as then in effect, (ii) an amount equal to the product of (A) 100%, if the termination date is during the initial 12 months of her employment, or 50%, if the termination date is after such initial 12 month period and (B) her annual bonus target for the calendar year during which the termination occurs, calculated based on the bonus that would be paid to her if her employment had not terminated and if all performance-based milestones were achieved at the 100% level by both Company and Ms. Glickman and (iii) all bonus amounts earned for completed performance periods prior to the termination date but which otherwise remain unpaid as of the termination date. In addition, based on the conditions in the preceding sentence, Ms. Glickman will also be entitled to receive the cost of COBRA premiums under Criteo Corp.’s group health insurance plans in the United States and, if applicable, the cost of premiums for medical, dental, life insurance and disability insurance in France, in each case, until the earlier of (i) 12 months, if the termination date is during the initial 12 months of employment, or 6 months if the termination date is after the initial 12 months of employment and (ii) the first date her and her covered dependents become eligible for healthcare coverage under another employer’s plan.
If Ms. Glickman’s office as Chief Financial Officer of Criteo Corp. is terminated due to an involuntary termination within 12 months following a Change in Control (as defined in her offer letter), subject to Ms. Glickman’s execution of a general release of claims in favor of Criteo S.A. and Criteo Corp., Ms. Glickman will be entitled to receive immediate vesting of all outstanding unvested RSUs and PSUs based on achievement of the target level of performance, provided that no RSU or PSU granted within the one-year period prior to the date of Ms. Glickman’s termination will vest (but, in such event, any unvested RSUs or PSUs will continue to vest as if Ms. Glickman remained in service for up to 12 months following the termination date).
Any RSUs or PSUs that become vested pursuant to the terms of her offer letter will be subject to a holding period until the second anniversary of the date of grant of the award, and the shares relating to such vested RSUs and PSUs will be definitively acquired by (delivered to) Ms. Glickman no earlier than the expiration of the required holding period.
Mr. Damon
Mr. Damon’s employment agreement provides for a potential severance payment in the event Mr. Damon is terminated by us without Cause or resigns with Good Reason (as such terms are defined in his employment agreement). In such an event, Mr. Damon will be entitled to receive, on the 60th day following the Termination Date (as defined in the employment agreement), a lump sum cash amount (less applicable withholdings) equal to the sum of (i) the product of (x) six (or in the event of a change of control (as defined in the employment agreement) and a subsequent involuntary termination within 12 months following the date of such change of control, 12), and (y) Mr. Damon’s monthly base salary rate as then in effect (without giving effect to any reduction in base salary amounting to good reason), (ii) an amount equal to the product of (x) 50% (or in the event of a change of control (as defined in the employment agreement) and a subsequent involuntary termination within 12 months following the date of such change of control, 100%) and (y) Mr. Damon’s annual bonus for the calendar year during which the termination occurs, calculated based on the bonus that would be paid to Mr. Damon if his employment had not terminated and if all performance-based milestones were achieved at the 100% level by both the Company and Mr. Damon, such bonus to be, solely for the purpose of defining severance benefits, and (iii) all bonus amounts earned for completed performance periods prior to the termination date but which otherwise remain unpaid as of the termination date.
In addition, in the event that Mr. Damon is terminated by us without Cause or resigns with Good Reason, in each case, upon or within 12 months following a change in control of the Company (as defined in the 2016 Stock Option Plan), his equity awards will accelerate and become exercisable as of his termination date, provided that the PSUs will vest in the amount that would become vested assuming achievement of the target level of performance, and provided further that in all instances the provisions of the Amended and Restated 2015 RSU Plan and the Amended and Restated 2015 PSU Plan which prohibit the acceleration or shortening of the minimum vesting period of one year will continue to apply, such that no RSUs or PSUs granted within the one-year period prior to the date of Mr. Damon’s termination will vest (but, in such event, any unvested RSUs or PSUs will continue to vest as if Mr. Damon remained in service for up to 12 months following the termination date). Any RSUs or PSUs that become vested pursuant to the terms of Mr. Damon’s employment agreement will be subject to a holding period until the second anniversary of the date of grant of the award and the shares relating to such vested RSUs and PSUs will be definitively acquired by (delivered to) Mr. Damon no earlier than the expiration of the required holding period.
Treatment Under Equity Plans
Stock Option Plans
Each of our 2012 Stock Option Plan, 2013 Stock Option Plan, 2014 Stock Option Plan and 2016 Stock Option Plan provides that in the event of a change of control of the Company (as defined in the plans), a successor corporation shall assume all outstanding options or substitute outstanding options with equivalent options or rights. Pursuant to the stock option plans, in the event that the successor corporation does not agree to assume or substitute outstanding options, the options will accelerate and become fully vested and exercisable upon the change of control.
Upon termination of an option holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the Board of Directors, a vested option will generally remain exercisable for 90 days following the option holder’s termination.
If, at the date of termination, the option holder is not entitled to exercise all of his options, the shares covered by the unexercisable portion will be forfeited and revert back to the applicable stock option plan.

Performance-Based Free Share (PSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Performance-Based RSU Plan, in the event of a change of control of the Company, if a successor corporation does not agree to assume an unvested PSU award or substitute for the PSU award with an equivalent right, and the grant date of the PSU is at least one year prior to the date of the change of control, the restrictions and forfeiture conditions applicable to the PSU will lapse, and the PSU award will become vested prior to the consummation of the change of control, with any performance conditions being deemed to be achieved at target levels. If the grant date of the PSU award is less than one year prior to the date of the change of control of the Company and no such successor corporation agrees to assume or substitute an unvested PSU, the PSU will lapse.
In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Performance-Based RSU Plan), an unvested PSU will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and Restated 2015 Performance-Based RSU Plan), our Board of Directors has the discretion to determine whether some or all of the unvested PSUs will vest, subject to the limitations of the plan.
If an employee with outstanding PSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the PSUs under the Amended and Restated 2015 Performance-Based RSU Plan, if any, will terminate effective as of the date that such employee is no longer actively employed.
    Time-Based Free Share (RSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Time-Based RSU Plan, in the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control.
In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Time-Based RSU Plan), any unvested RSUs will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and Restated 2015 Time-Based RSU Plan), our Board of Directors has the discretion to determine whether some or all of the unvested RSUs will vest, subject to the limitations of the plan.
If an employee with outstanding RSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the RSUs under the Amended and Restated 2015 Time-Based RSU Plan, if any, will terminate effective as of the date that such employee is no longer actively employed.

Estimated Potential Payments and Benefits
The following table estimates the potential amounts payable to our named executive officers in connection with certain terminations of their employment or a change of control of the Company, under the circumstances described in more detail above. The table reflects estimated amounts assuming that the termination of employment or other circumstance, as applicable, occurred on December 31, 2021. The actual amounts that would be paid upon a named executive officer’s termination of employment or a change of control can be determined only at the time of such event.

POTENTIAL PAYMENTS UPON TERMINATION OR FOLLOWING A CHANGE OF CONTROL
	Termination Without Cause				Termination Without Cause or Resignation by the Executive With Change of Control
Name	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)	Continued Insurance Coverage ($)(1)	Total ($)	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)(2)	Continued Insurance Coverage ($)(1)	Total ($)
Megan Clarken	1,300,000	3,534,371	19,967	4,854,338	1,300,000	15,171,244	19,967	16,491,211
Sarah Glickman	393,750	—	28,921	422,671	787,500	8,576,821	28,921	9,393,242
Ryan Damon	341,628	—	28,921	370,549	683,256	4,173,419	28,921	4,885,596

(1) Amount shown is an estimate based on the monthly cost of life and disability insurance and health insurance coverage as of the end of 2021.
(2) The value shown includes the value of equity awards held by the executive that would become vested under the applicable circumstances. The value of stock options, to the extent applicable, is based on the excess, if any, of $38.87, the closing price of an ADS on December 31, 2021, over the exercise price of such options, multiplied by the number of unvested stock options or employee warrants held by the executive that would become vested under the applicable circumstances. The exchange rate used to convert the exercise price of the options from euros into U.S. dollars is 1.183, which represents the average exchange rate for the year ended December 31, 2021. The amount shown represents the value of the equity awards that would vest upon a change of control under the additional assumption that outstanding equity awards are not assumed or substituted in the change of control transaction, as described above in the “Potential Payments Upon Termination or Change of Control—Treatment Under Equity Plans” narrative.

PAY RATIO DISCLOSURE
Pursuant to the Exchange Act, we are required to disclose in this proxy statement the ratio of the total annual compensation of our Chief Executive Officer to the median of the total annual compensation of all of our employees (excluding our Chief Executive Officer). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that total compensation for Ms. Clarken, our Chief Executive Officer, for 2021 was $9,573,644, and the median of the total compensation of all of our employees (excluding Ms. Clarken) for 2021 was approximately $91,169. Accordingly, we estimate the ratio of Ms. Clarken’s total compensation for 2021 to the median of the total compensation of all of our employees (excluding Ms. Clarken) for 2021 to be approximately 105 to 1.
We selected December 31, 2021, which is a date within the last three months of fiscal 2021, as the determination date to identify our median employee. To find the median of the annual total compensation of all our employees (excluding Ms. Clarken), we used the amount of salary, wages, overtime and bonus from our payroll records as our consistently applied compensation metric. In making this determination, we annualized the compensation for those employees who were hired during fiscal 2021 as permitted under SEC rules. We did not make any cost-of-living adjustments in identifying the median employee. After identifying the median employee, we calculated the annual total compensation for such employee using the same methodology we used for Ms. Clarken’s annual total compensation in the Summary Compensation table for fiscal year 2021.
In accordance with SEC rules, we excluded all employees in certain non-U.S. jurisdictions that, in each case, constituted less than 0.62% of our total headcount. The excluded employees were located in Canada (13 employees), Australia (20 employees), China (11 employees), the Netherlands (17 employees), Sweden (3 employees), Turkey (21 employees) and Israel (23 employees). The 108 excluded employees constituted 3.84% of our total number of 2,810 U.S. and non-U.S. employees as of December 31, 2021.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee currently consists of Messrs. Warner and Mesrobian and Ms. Picard. During fiscal year 2021, no member of the compensation committee was an employee, officer or former officer of the Company or any of its subsidiaries. During fiscal year 2021, no member of the compensation committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. During fiscal year 2021, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Company’s Board of Directors or compensation committee.

RESOLUTION 5:

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non‑binding advisory basis, the compensation of our named executive officers (as disclosed under “Executive Compensation—Compensation Discussion and Analysis” and the tables that follow).
Our primary compensation goals for our named executive officers are (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational, and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. Our compensation programs are designed to reward our named executive officers for the achievement of annual and long‑term strategic and operational goals that are expected to increase shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Prior to voting, we encourage shareholders to review the Compensation Discussion and Analysis and executive compensation tables in “Executive Compensation” in this proxy statement for complete details of how our compensation policies and procedures for our named executive officers operate and are designed to achieve our compensation objectives.
We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This resolution, commonly known as a “say‑on‑pay” proposal, gives you as a shareholder the opportunity to express your views on our 2021 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. At the 2016 Annual General Meeting, our shareholders recommended that our Board of Directors hold a say-on-pay vote on an annual basis. At the 2021 Annual General Meeting, approximately 96.7% of the votes cast were in favor of the advisory vote to approve our executive compensation. We engaged in outreach to a significant number of our shareholders, covering a large percentage of our outstanding shares. We continuously engage with our largest investors and regularly solicit their feedback on a variety of corporate governance topics, including executive compensation, as part of the compensation committee’s review of our compensation strategy.
Although this is an advisory vote which will not be binding on our compensation committee or Board of Directors, our compensation committee and Board of Directors will carefully review the results of the shareholder vote. Our compensation committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our Board of Directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2021 as outlined in this proxy statement, by voting “FOR” Resolution 5.
For the full text of Resolution 5, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 5.

RESOLUTIONS 6 TO 8:

ADVISORY VOTE AS TO THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Section 14A of the Exchange Act requires that, at least once every six years, we ask our shareholders to vote, on a non-binding advisory basis, to determine whether shareholder advisory votes to approve our named executive officers’ compensation should occur every one, two or three years. To comply with this requirement and due to the limitations of French law, which permits shareholders to only vote “FOR,” “AGAINST” or “ABSTAIN” on any particular matter, we are presenting three non-binding resolutions asking our shareholders whether they prefer to cast future advisory votes on our named executive officers’ compensation every year or once every two years or once every three years, respectively. Shareholders have the option to vote “FOR,” “AGAINST” or abstain on each of the three resolutions.
The Board of Directors recommends that future advisory votes to approve the compensation of our named executive officers take place every year. After careful consideration, the Board of Directors has determined that an advisory vote to approve executive compensation that occurs annually is the most appropriate alternative for the Company, as it will allow shareholders to provide us with regular, direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote to approve executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices. We will continue to engage with our shareholders regarding our executive pay programs between shareholder advisory votes as part of our governance process.
The Company recognizes that shareholders may have different views as to the best approach for the Company and, therefore, the Company and the Board of Directors encourage shareholders to express their preferences as to the appropriate frequency of the advisory vote to approve our named executive officers’ compensation by voting “FOR” one (and only one) of Resolutions 6 through 8 and voting “AGAINST” the remaining two such resolutions.
Although this is an advisory vote which will not be binding on our compensation committee or Board of Directors, the compensation committee and Board of Directors will carefully review the outcome of the vote on Resolutions 6 through 8. The compensation committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning how often we will ask our shareholders to submit an advisory vote to approve our named executive officers’ compensation. If a majority of the votes cast are in favor of more than one of Resolutions 6 through 8 or if all three such resolutions fail to receive a majority of the votes cast, the Company will consider the resolution with the highest percentage of “FOR” votes to be the recommendation of the shareholders.
For the full text of Resolutions 6-8, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 6 AND “AGAINST” RESOLUTIONS 7 AND 8.

RESOLUTIONS 9 TO 11:

VOTE ON THE 2021 FINANCIAL STATEMENTS AND ALLOCATION OF PROFITS
In accordance with French corporate law, our statutory financial statements, prepared in accordance with French GAAP, and our consolidated financial statements prepared in accordance with IFRS as adopted by the European Union, must each be approved by our shareholders within six months following the close of the year. At the Annual General Meeting, the Statutory Auditors will present their reports on our 2021 French GAAP statutory financial statements and our 2021 IFRS consolidated financial statements.
Resolution 9 approves our statutory financial statements for the fiscal year ended December 31, 2021 (also referred to as individual or corporate financial statements) and the transactions disclosed therein. For reference, an English translation of our statutory financial statements for the fiscal year ended December 31, 2021, prepared in accordance with French GAAP is set forth in Annex B.

Resolution 10 approves our consolidated financial statements for the fiscal year ended December 31, 2021, and the transactions disclosed therein. For reference, an English translation of our consolidated financial statements for the fiscal year ended December 31, 2021, prepared in accordance with IFRS as adopted by the European Union is set forth in Annex C.
Resolution 11 allocates the profits for the Company’s statutory financial statements of €75,256,676 for the fiscal year ended December 31, 2021, to retained earnings.
For the full text of Resolutions 9 to 11, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTIONS 9 TO 11.

AUDIT COMMITTEE REPORT
Following is the report of the audit committee with respect to the Company’s audited 2021 consolidated financial statements, which include its consolidated statements of financial position as of December 31, 2021 and 2020, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes thereto.
Responsibilities. As described above under the heading “Board of Directors—Board Committees—Audit Committee,” the audit committee is responsible for, among other things, the evaluation and assessment of the independence and qualification of the independent registered public accounting firm to the extent permitted under French law. It is not the duty of the audit committee to plan or conduct audits or to prepare the Company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”) and has the primary responsibility for assuring their accuracy, effectiveness and completeness. The independent registered public accounting firm is responsible for auditing those financial statements and the effectiveness of internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S. GAAP, the Company’s financial condition, results of operations and cash flows and whether the Company’s internal control over financial reporting is effective. However, the audit committee does review, upon completion of the audit, the consolidated financial statements proposed to be included in the Company’s reports with the SEC and recommends whether such financial statements should be included. The audit committee also reviews any analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and reviews with management and the independent registered public accounting firm, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation. In addition, the audit committee reviews, upon completion of the audit, the consolidated financial statements prepared in accordance with IFRS as adopted by the European Union for the purpose of our statutory reporting requirements.
In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the audit committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the audit committee, the Board of Directors, management or by any board committee. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) or that the financial statements are presented in accordance with U.S. GAAP.
Review with Management and Independent Registered Public Accounting Firm. The audit committee reviewed and discussed the audited consolidated financial statements for 2021, including the quality of the Company’s accounting principles, with management and the Company’s independent registered public accounting firm for 2021, Deloitte & Associés. The audit committee also discussed with Deloitte & Associés the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of the effectiveness of internal control over financial reporting pursuant to Section 404. Deloitte & Associés provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee discussed with Deloitte & Associés the latter’s independence, including whether its provision of non-audit services compromised such independence.
Conclusion of the Audit Committee. Based upon the reviews and discussions referred to above, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 25, 2022.
Submitted by the audit committee of the Board of Directors:

Hubert de Pesquidoux (Chair)

Nathalie Balla

James Warner

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm, Deloitte & Associés, was renewed by shareholders at the 2017 Annual General Meeting to serve as the independent registered public accounting firm for the Company until the annual meeting of the Company’s shareholders approving the financial statements for the fiscal year 2022. Deloitte & Associés has audited the accounts and records of the Company and its subsidiaries since 2011. A representative of Deloitte & Associés is expected to be present at the Annual General Meeting and will have the opportunity to make a statement.
The fees for professional services rendered by Deloitte & Associés in each of 2020 and 2021 were:

	Year Ended December 31,
	2021	2020
	(in thousands)
Audit Fees(1)	$2,473	$2,519

Audit-Related Fees	$118	$34

Tax Fees	$343	$191

All Other Fees	$7	$6

Total	$2,941	$2,750
______________________
(1) As Criteo is a company incorporated in France, a substantial portion of the audit fees are denominated in euros and have been translated into U.S. dollars using the average exchange rate for the period.
“Audit Fees” are the aggregate fees for the audit of our consolidated financial statements (including statutory financial statements for Criteo S.A. and other consolidated entities, both French and foreign). This category also includes services relating to (i) procedures performed on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act and (ii) other services that are generally provided by the independent accountant, such as consents and assistance with and review of documents filed with the SEC.
“Audit-Related Fees” are the aggregate fees for assurance and related services reasonably related to the performance of the audit and not reported under Audit Fees. In both 2020 and 2021, they related mainly to assurance services for the issuance of the report on corporate social responsibility, as required under the French Commercial Code, and assurance services for the issuance of a report on compliance with bank covenants.
“Tax Fees” are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning related services. In 2020 and 2021, these services included tax certification services for foreign entities.
“All Other Fees” are any additional amounts for products and services provided by the principal accountant.
Our audit committee approved all audit and non-audit services provided by our independent accountant.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Ordinary Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Ordinary Shares. Based solely upon a review of the copies of such reports furnished to us, we believe that during the fiscal year 2021, all persons subject to the reporting requirements of Section 16(a) of the Exchange Act filed the required reports on a timely basis with the exception of (i) a Form 4 for Mr. Damon involving a single transaction of 126 Ordinary Shares (filed with the SEC on January 29, 2021) and (ii) a Form 4 for Mr. Damon involving a single transaction of 39 Ordinary Shares (filed with the SEC on October 27, 2021).

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our Ordinary Shares as of March 31, 2022 (unless otherwise indicated) for:
•each beneficial owner of more than 5% of our outstanding Ordinary Shares;
•each of our directors, director nominees and named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 31, 2022, and Ordinary Shares issuable upon the vesting of RSUs within 60 days after March 31, 2022. Such Ordinary Shares are also deemed outstanding for purposes of computing the percentage ownership of the person holding the option, warrant or free share, but not the percentage ownership of any other person. The percentage ownership information shown in the table is based upon 60,577,750 Ordinary Shares outstanding as of March 31, 2022.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of our directors, director nominees, executive officers and named beneficial owners are in care of Criteo S.A., 32 Rue Blanche, 75009 Paris, France.

	Shares Beneficially Owned
Name of Beneficial Owner 5% Shareholders:	Number	%
Neuberger Berman Group LLC (1)	5,267,457	8.67%
DNB Asset Management AS (2)	4,635,947	7.60%
Morgan Stanley (3)	3,373,924	5.60%

Named Executive Officers, Directors and Director Nominees:
Megan Clarken	78,482	*
Sarah Glickman	—	—
Ryan Damon (4)	54,601	*
Edmond Mesrobian (5)	59,608	*
Hubert de Pesquidoux (6)	103,777	*
James Warner (7)	123,028	*
Nathalie Balla (8)	54,343	*
Rachel Picard	43,577	*
Marie Lalleman	22,350	*
All directors and named executive officers as a group (9 persons)	539,766	*
* Represents beneficial ownership of less than 1%.
(1) Based on a Schedule 13G filed by Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC on February 11, 2022 and includes 5,267,457 shares held by individual advisory clients and various registered mutual funds that may be deemed beneficially owned by Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC. The principal business address of Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC is 1290 Avenue of the Americas, New York, NY 10104.
(2) Based on a Schedule 13G filed by DNB Asset Management AS (“DNB”) on February 9, 2022 and includes 4,635,947 shares held by a number of funds and managed accounts for which DNB is the investment manager and of which DNB may be deemed to be the beneficial owner in its capacity as investment manager to such clients. The principal address of DNB is Dronning Aufemias Gate 30, Bygg M-12N 0191 Oslo, Norway.
(3) Based on a Schedule 13G filed by Morgan Stanley and Morgan Stanley & Co. International plc on February 10, 2022 and includes 3,373,924 shares that may be deemed beneficially owned by Morgan Stanley, including 3,284,218 shares either held or that may be beneficially owned by Morgan Stanley & Co. International plc. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley & Co. International plc, a wholly-owned subsidiary of Morgan Stanley. The principal address of Morgan Stanley is 1585 Broadway, New York, NY 10036. The principal address of Morgan Stanley & Co. International plc is 25 Cabot Square Canary Wharf, London E14 4QA, England.
(4) Includes 4,094 Ordinary Shares issuable within 60 days after March 31, 2022 upon the vesting of options and 1,563 Ordinary Shares issuable within 60 days after March 31, 2022 upon vesting of RSUs.
(5) Includes 3,213 Ordinary Shares issuable within 60 days after March 31, 2022 upon the vesting of warrants.
(6) Includes 3,213 Ordinary Shares issuable within 60 days after March 31, 2022 upon the vesting of warrants.
(7) Includes 3,213 Ordinary Shares issuable within 60 days after March 31, 2022 upon the vesting of warrants.
(8) Includes 3,213 Ordinary Shares issuable within 60 days after March 31, 2022 upon the vesting of warrants.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We have adopted written procedures concerning the review, approval or ratification of transactions with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, which we refer to as our related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, a holder of more than 5% of our outstanding voting securities, an immediate family member (as defined under applicable SEC rules) of any of the foregoing, or any person who was in such role at any time since the beginning of the last fiscal year. A related person transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest.
Directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related person transactions involving themselves and their immediate family members that are known to them. Throughout the year, directors and executive officers must notify our Chief Legal and Corporate Affairs Officer of any potential related person transactions as soon as they become aware of any such transaction. Our Chief Legal and Corporate Affairs Officer informs the audit committee and the Board of Directors of any related person transaction of which they are aware. The Board of Directors must approve or ratify any related person transactions. The audit committee or the Board of Directors may, in its discretion, engage outside counsel to review certain related person transactions.
During 2021, we have engaged in, or continued to be party to, the following related person transactions.
Agreements with Our Directors and Executive Officers: Indemnification Arrangements
Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We have entered into agreements with our directors and certain officers to provide liability insurance to cover damages and expenses related to judgments, fines and settlements in any action arising out of their actions as directors and officers. The agreements do not provide coverage for willful or gross misconduct, actions by Criteo or derivative actions by shareholders on Criteo’s behalf, insider trading, or actions in bad faith or contrary to Criteo’s best interest, or criminal or fraudulent proceedings. Under French law, a director or officer may not be held liable to third parties for recklessness or gross negligence not involving intentional misconduct, but rather only to the Company itself. Claims made by Criteo or by any shareholder or other person on Criteo’s behalf are not indemnifiable. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. As a result, we believe that these arrangements are consistent with market practice in our main competitive markets for director and executive talent and are therefore necessary to attract qualified directors and executive officers.
Other Transactions
Nathalie Balla, one of the members of our Board of Directors, also serves on the supervisory board of La Redoute, as representative of New R SAS, and was the Co-Chair and CEO of La Redoute from June 2014 to March 2022. During the year ended December 31, 2021, the amounts of the transactions between La Redoute and Criteo amounted to approximately $13,496,832.11 for the provision of digital advertising and other services. Our Board of Directors reviewed and approved these transactions, and believes that the these transactions have been entered into in the ordinary course and conducted on an arm’s length basis and involved terms no less favorable to us than those that we believe we would have obtained in the absence of such affiliation.
Other Relationships
In connection with our business, we enter into contracts and other commercial arrangements with customers for digital advertising and other services in the ordinary course, some of which customers may be affiliated with members of our Board of Directors. Three members of our Board of Directors had affiliations in 2021 with customers of the Company that receive advertising services from the Company, which affiliations the Board of Directors considered in determining such members’ independence: (i) Ms. Balla was the co-chairman and Chief Executive Officer of La Redoute until March 2022 and is currently a member of the supervisory board of La Redoute, (ii) Ms. Picard was the Chief Executive Officer of SNCF Voyages until February 2020 and is currently a member of the supervisory board of Rocher Participations, (iii) Ms. Lalleman is a senior advisor to the Chief Executive Officer of Nielsen Media. We review these and all other such transactions for independence assessments for our Board of Directors and pursuant to our Conflicts of Interest and Related Person Transaction Policy. For more information, see “Board of Directors and Corporate Governance—Director Independence.”

RESOLUTION 12:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK

Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares, under the conditions set forth in Article L. 225-209-2 of the French Commercial Code, to use as acquisition consideration and/or to underlay incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.
External growth and, in particular, acquisitions, whether tuck-in, bolt-on or mid-sized, that would enable us to strengthen our technology platform, product portfolio or team of key employees, particularly in Product and Research & Development, are important areas of development for us. Potential targets of strategic importance are mainly located in the highly competitive technology industry in the United States. While the Board of Directors is mindful of the importance of maximizing its financial liquidity, particularly in the context of the global economic turmoil triggered by the ongoing COVID-19 pandemic and the intense competition in the advertising technology industry, in order to take advantage of potential opportunities, we must be able to act swiftly and with the greatest financial flexibility possible, both in terms of our access to financial resources and our ability to structure consideration in a manner that is attractive to U.S. targets.
Since equity-based incentives are a key component in the economics of the technology industry, the Board of Directors wishes to enable us to use Company stock, among other means, as a potential component of acquisition consideration. Because we are not listed in the European Union and are therefore deemed a private company for French law purposes, our shareholders may not delegate their authority to the Board of Directors to issue new shares as consideration for potential acquisitions without first holding a special shareholders’ meeting. However, our shareholders may delegate authority to our Board of Directors to repurchase outstanding shares in order to be able to use such shares as consideration for potential acquisitions, rather than issuing new shares. Unlike most companies incorporated under U.S. state law, which are generally able to repurchase their own shares without shareholder approval, as a French company, subject to limited exceptions only, our Board of Directors must have a specific delegation of authority in order to buy back our shares for limited pre-specified purposes, including to be used as consideration for potential future acquisitions. You are therefore being asked pursuant to Resolution 12 to renew our Board of Directors’ existing delegation of authority to buy back our shares to use as consideration for potential acquisitions, which otherwise would expire on June 14, 2022.
In addition, equity-based compensation is an important tool for us to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term, as well as to ensure employees’ interests are aligned with those of our shareholders. As a result, the scope of the authorization being requested pursuant to Resolution 12 also allows us to use repurchased shares to grant equity to our employees in a manner that would not be dilutive to our shareholders.
Share repurchases pursuant to this resolution cannot exceed 10% of our share capital, and share repurchases for potential future use as merger and acquisition consideration cannot exceed 5% of our share capital. Any share repurchases pursuant to this resolution must be carried out within the price range—$24.59 to $55.62—determined by an independent expert (as required by Article L. 225-209-2 of the French Commercial Code) and approved by the shareholders pursuant to Resolution 12. The aggregate cap on repurchases pursuant to this Resolution 12 is $366,443,137.08.

This delegation of authority would be effective for 12 months (valid through June 14, 2023) and implemented under the conditions of Article L. 225-209-2 of the French Commercial Code. It would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting.

On February 5, 2021, our Board of Directors authorized a share buyback program of approximately $100 million relying on and subject to, this same authorization granted at last year’s Annual General Meeting. This share buyback program was later extended to approximately $175 million and further extended to approximately $280 million by the Board of Directors during its meetings on October 28, 2021 and February 3, 2022, respectively, worth of our outstanding ADSs to satisfy employee equity plan vesting, in lieu of issuing new shares, and potentially in connection with M&A transactions. Pursuant to this share buyback program, the Company completed the repurchase of approximately $100 million in December 2021. In March 2022, the Company continued this share buyback program.
Under no circumstances can the Board of Directors use this delegation of authority during an unsolicited public tender offer by a third party on our shares.

The following documents will be made available to the shareholders entitled to vote at the Annual General Meeting in accordance with Articles L. 225-115, R. 225-83 and R. 225-89 of the French Commercial Code: (i) the report prepared by an independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code and (ii) the Statutory Auditors’ report.
For the full text of Resolution 12, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 12.

RESOLUTION 13:
VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO BUY BACK SHARES
The shareholders are asked to grant all powers to the Board of Directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Resolution 12. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.
As of the date of this proxy statement and over the past 24 months, the Company has already cancelled 249,977 shares on October 28, 2021, equivalent to approximately 0.38% of the Company’s share capital as of this date (pursuant to a similar authorization granted by Resolution 10 of the Shareholders’ Meeting of June 15, 2021).
This authorization would be granted for a 12-month period (valid through June 14, 2023) and supersedes the authorization for the same purpose granted by Resolution 10 of the Shareholders’ Meeting of June 15, 2021.

For the full text of Resolution 13, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 13.

RESOLUTION 14:
VOTE ON THE AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS TO REDUCE SHARE CAPITAL BY CANCELLING SHARES ACQUIRED PURSUANT TO PROVISIONS OF ARTICLE L. 225-208 OF THE FRENCH COMMERCIAL CODE
The shareholders are asked to grant all powers to the Board of Directors for the purpose of carrying out a share capital reduction not motivated by losses, on one or more occasions, up to a maximum amount of 164,708.35, which represents 10% of our share capital as of December 31, 2021, by way of cancellation of a maximum of 6,588,334 of the Company’s shares with a par value €0.025 per share, acquired by the Company in accordance with Article L. 225-208 of the French Commercial Code.
This authorization would allow the Company to comply with the provisions of Article L. 225-214 of the French Commercial Code, which imposes the cancellation of shares purchased by the Company on the grounds of Article L.225-208 that have not been allocated within one year of their repurchase.
This authorization would be granted for a 12-month period (valid through June 14, 2023) and supersedes the authorization for the same purpose granted by Resolution 11 of the Shareholders’ Meeting of June 15, 2021.
This authorization shall not be used during a public tender offer by a third party.
For the full text of Resolution 14, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 14.

RESOLUTION 15:
VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE SHARE CAPITAL BY WAY OF A BUYBACK OF COMPANY STOCK FOLLOWING THE CANCELLATION OF REPURCHASED STOCK
The shareholders are asked to grant all powers to the Board of Directors for the purpose of carrying out, in one or more times, one or more repurchases of shares (or ADSs) within the limit of a maximum number of 13,176,669 shares (representing approximately 20% of the share capital of the Company as of December 31, 2021) of a nominal value of 0.025 euro for the purposes of cancelling them and resulting in the Company's share capital reduction not arising from losses, of a maximum nominal amount of €329,416.725, in accordance with the provisions of Articles L.225-204 and L. 225-207 of the French Commercial Code.
Should the shareholders vote in favor of this resolution, the Board of Directors would be authorized to implement a share capital reduction by way of a share buyback offer to all Company shareholders and cancellation of the shares tendered by the shareholders, and to determine its final amount. The cancellation of the shares so repurchased would have an accretive effect on shareholders.
The per share repurchase price will be determined by the Board of Directors within the limit of a maximum price of $55.62 per share (or the equivalent in euros on the date of implementation of this delegation), i.e. a maximum aggregate amount of $732,886,329,78 for the above maximum number of 13,176,669 shares.

The Company's creditors may object to the share capital reduction during a period of 20 days following the filing at the Commercial Court registry of the minutes of the shareholders' meeting and of the minutes of the deliberations of the Board of Directors implementing the delegation.
This authorization would be granted for an 18-month period (valid through December 14, 2023).
This authorization could not be implemented in the event of a public tender offer on the Company by a third party.
For the full text of Resolution 15, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 15.

EQUITY RESOLUTION

Introduction

The following is an overview of the equity plan-related proposal being submitted for the approval of our shareholders, which is described in more detail below.

Our shareholders previously authorized us, pursuant to Resolution 13 at the 2021 Annual General Meeting of June 15, 2021, to deliver up to 7,800,000 Ordinary Shares under our equity compensation plans (the “Existing Equity Pool”). As of March 31, 2022, approximately 6,415,106 Ordinary Shares (or 4,086,055 full-value awards under our Fungible Share Ratio of 1.57, as discussed further below) remained available for future delivery under the Existing Equity Pool. In the past year, the Company used only treasury shares to settle equity awards from the Existing Equity Pool and thus no incremental shareholder dilution resulted from the settlement of such awards. The Board of Directors believes that, given our organic and external growth strategy for 2022 and 2023, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2023 Annual General Meeting.

Additionally, pursuant to Resolutions 16, 17 and 18 at the 2020 Annual General Meeting of June 25, 2020, our shareholders authorized the Board of Directors to grant, respectively, (i) stock options to subscribe for or purchase Ordinary Shares under the 2016 Criteo Stock Option Plan (the “2016 Stock Option Plan”), (ii) time-based restricted stock units (“Time-Based RSUs” or “RSUs”) under the Amended and Restated 2015 Time-Based RSU Plan (the “2015 Time-Based RSU Plan”) and (iii) performance-based RSUs (“PSUs”) under the Amended and Restated 2015 Performance-Based RSU Plan (the “2015 Performance-Based RSU Plan”). Pursuant to such resolutions, the Board of Directors is authorized to grant stock options, Time-Based RSUs and PSUs for the 38-month period following the date of the 2020 Annual General Meeting (until August 24, 2023).

Based on the foregoing, pursuant to Resolution 16 below, we are requesting that shareholders authorize a share reserve of 9,000,000 new Ordinary Shares, which will cover all potential future grants under all of our equity compensation plans from the date of the 2022 Annual General Meeting (the “New Equity Pool”). Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. We commit to reduce the New Equity Pool by the number of shares that we grant under our Existing Equity Pool between March 31, 2022 and June 15, 2022 (the 2022 Annual General Meeting date), unless the authorization for the New Equity Pool is not approved by shareholders. All awards, whether settled through newly issued shares or through the repurchase plan pursuant to Resolution 12, will be deducted from the New Equity Pool.

As of March 31, 2022, we held 5,327,644 treasury shares that could be used for equity incentive instruments for our employees. These treasury shares were repurchased as part of our past share repurchase programs and therefore can be used, within the appropriate time limits, for future RSU or PSU grants, or delivered upon vesting of outstanding RSUs and PSUs, without any shareholder dilution. Our intention is to prioritize the use of treasury shares upon the vesting of outstanding RSUs and PSUs (as opposed to newly issued Ordinary Shares) in order to limit shareholder dilution.

Additionally, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted (the “Fungible Share Ratio”). The Board of Directors considered this Fungible Share Ratio in connection with its determination of the size of the New Equity Pool for submission to our shareholders. With the Fungible Share Ratio, if we were to grant only RSUs and PSUs, the New Equity Pool would permit the delivery of a maximum of approximately 5,732,484 new Ordinary Shares under our equity compensation plans.

Historical Overhang and Annual Share Usage

While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards. As a result, we evaluated both our “overhang percentage” and annual share usage, or “burn rate,” in considering the advisability of the New Equity Pool and its potential impact on our shareholders.

•Overhang. The minimum and maximum overhang percentage before and after the New Equity Pool, based on March 31, 2022 figures, are presented below:

	Minimum Overhang	Maximum Overhang
A: Stock Options and Warrants Outstanding Subject to Overhang(1)	883,953	883,953
B: RSUs and PSUs Outstanding Subject to Overhang	6,443,943	6,443,943
C: Ordinary Shares Subject to Outstanding Awards Subject to Overhang (A+B)	7,327,896	7,327,896
D: Ordinary Shares Available for Awards under the Existing Equity Pool Creating Overhang	—	—
E: Total (C+D)	7,327,896	7,327,896
F: Ordinary Shares Outstanding as of March 31, 2022	60,577,750	60,577,750
G: Actual Overhang before the New Equity Pool (E / F)	12.10%	12.10%
H: Ordinary Shares in New Equity Pool Subject to Overhang	—	9,000,000
I: Actual Overhang after the New Equity Pool ((C-D+H) / F)	12.10%	26.95%
(1) The weighted average exercise price is $26.38 and the weighted average remaining contractual term is 3.57 years.
(2) Reflects that the Company used only treasury shares to settle awards from the Existing Equity Pool and assumes continued use of treasury shares under such pool.
(3) Assumes the complete utilization of treasury shares to create no shareholder dilution.

Because we have used and intend to use only treasury shares to settle equity awards from the Existing Equity Pool, the 12.10% minimum overhang represents the number of outstanding equity awards divided by 60,577,750 Ordinary Shares outstanding as of March 31, 2022 (the “overhang percentage”).

Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. Taking into account the 9,000,000 shares (option/SAR equivalent) we will have available for future awards under the New Equity Pool, based on March 31, 2022 figures, our effective overhang percentage would be a minimum of 12.10% or a maximum of 26.95%, depending on our utilization of treasury shares in the future upon the vesting of outstanding RSUs and PSUs.

•Annual Share Usage. The annual share usage, or burn rate, under our equity compensation program for the last three fiscal years was as follows:

	Fiscal Year 2021	Fiscal Year 2020	Fiscal Year 2019	Three-Year Average
A: Stock Options and Warrants Granted	0	140,513	544,027	228,180
B: RSUs Granted	2,215,821	2,411,802	2,890,460	2,506,028
C: PSUs Granted	285,576	272,600	257,291	271,822
D: PSUs Earned	467,293	43,217	81,771	197,427
E: Total Options, Warrants and RSUs Granted and Total PSUs Earned (A+B+D)	2,683,114	2,595,532	3,516,258	2,931,635
F: Basic Weighted Average Ordinary Shares Outstanding	60,717,446	60,876,480	64,305,665	61,966,530
G: Burn Rate (E/F)	4.42%	4.26%	5.47%	4.72%
Our three-year gross average adjusted burn rate is 6.75%, which compares favorably to the Non Russell 3000 in the GICS 5020 Media & Entertainment Industry grouping of 7.88%.

We calculated gross adjusted burn rate as being equal to (i) the sum of (A) the number of shares granted pursuant to awards (and not, in the case of PSUs, the number earned) plus (B) the number of shares granted pursuant to full value awards (i.e., RSUs and PSUs) multiplied by a multiplier applied by Institutional Shareholder Services (“ISS”)), divided by (ii) our weighted average Ordinary Shares outstanding. The ISS multiplier converts full-value awards to stock option equivalents using a multiplier that ranges from 1.5x to 4.0x and is tied to the volatility of each company’s stock price over the past three years. For 2021, the ISS multiplier for Criteo was 1.5. We have chosen to present gross adjusted burn rate (rather than the burn rate calculated in the table above under “Annual Share Usage”) for comparative purposes because of the limited availability of peer disclosures of earned PSU amounts.

Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants and the price per share of our Ordinary Shares, the maximum of 9,000,000 Ordinary Shares reserved for delivery under the New Equity Pool (or 5,732,484 full-value awards under our Fungible Share Ratio of 1.57) will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the New Equity Pool took into account, among other things, our share price and volatility, our share burn rate and overhang, the existing terms of our outstanding awards and the Fungible Share Ratio with respect to the grant of RSUs and PSUs. The Company also considered the guidelines of proxy advisory firms in connection with the features of our equity compensation plans. The results of this analysis were presented to the compensation committee and the Board of Directors for their approval. Upon approval of Resolution 16, based on the factors described above, we estimate that the pool of available shares would last for approximately one year.

Background of Criteo Equity Compensation Plans

We currently maintain the following equity compensation plans and arrangements: (i) the 2015 Time-Based RSU Plan, pursuant to which we grant RSUs to our employees and may grant RSUs to our corporate officers listed in Article L. 225-197-1 II of the French Commercial Code, (ii) the 2015 Performance-Based RSU Plan, pursuant to which we grant PSUs to our corporate officers listed in Article L. 225-197-1 II of the French Commercial Code, and certain employees, including Named Executive Officers, members of executive management and other employees, and (iii) the 2016 Stock Option Plan, pursuant to which we grant stock options to the corporate officers listed in Article L. 225-185 of the French Commercial Code and employees (same persons as for (ii)).

The 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan were each adopted by our Board of Directors on July 30, 2015, and approved by our shareholders at the Combined Shareholders’ Meeting on October 23, 2015. Our shareholders approved an amendment to each of the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan to change the Fungible Share Ratio from 2.5 to 1.57 at the 2016 Annual General Meeting on June 29, 2016. The 2016 Stock Option Plan was adopted by our Board of Directors on April 7, 2016, and approved by our shareholders at the 2016 Annual General Meeting on June 29, 2016.

The purposes of our equity compensation plans and arrangements are to: (i) attract and retain the best available personnel, in particular for positions of substantial responsibility; (ii) provide long-term incentives to grantees; (iii) align interests of grantees with the long-term interests of our shareholders; and (iv) promote the success of the Company’s business.

All equity and option awards to our named executive officers and certain other executives under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan are subject to our clawback policy, which was adopted by our Board of Directors in April 2018 and which allows us to recoup performance-based equity awards and cash bonuses earned or paid after the effective date of the policy from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company.

Equity Compensation for Employees

Long-term incentive compensation in the form of equity awards is an important tool for us to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term. We currently grant stock options and RSUs, subject only to time-based vesting, and PSUs, subject to the achievement of performance goals and time-based vesting, to our executive officers and certain other members of management and employees, as determined by the Board of Directors. The mix of equity incentives that we grant to our employees and executives, as appropriate, has been designed to ensure retention, shareholder alignment and, in the case of our executives, a pay-for-performance executive compensation program.

See “Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a detailed description of the equity compensation provided to our named executive officers.

At the 2020 Annual General Meeting, we sought and received the approval of renewed authorization from our shareholders to grant stock options (Resolution 16 adopted at the 2020 Annual General Meeting), RSUs (Resolution 17 adopted at the 2020 Annual General Meeting) and PSUs (Resolution 18 adopted at the 2020 Annual General Meeting) and at the 2021 Annual General Meeting, we received shareholder approval of an overall share reserve of 7,800,000 Ordinary Shares (the Existing Equity Pool, as defined above) to cover all issuances under the foregoing equity compensation plans from the date of the 2021 Annual General Meeting (Resolution 13 adopted at the 2021 Annual General Meeting). Pursuant to Resolution 12 of this 2022 Annual General Meeting, we are now seeking shareholder approval to replace the Existing Equity Pool with a new pool of Ordinary Shares that may be issued or delivered pursuant to stock options, RSUs and PSUs as set forth by Resolutions 16, 17 and 18 of the 2020 Annual General Meeting of June 25, 2020, as from the date of the 2022 Annual General Meeting (such overall limit on the shares under our equity compensation plans in Resolution 13, the New Equity Pool, as defined above). Once the authorization for the New Equity Pool is approved by our shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool.

Equity Compensation for Directors

We believe that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with the global technology industry’s practice. We further believe that a substantial portion of the remuneration that we pay to directors should facilitate their investment in Company securities. For more information on the compensation provided to our independent directors, see “Director Compensation—Independent Director Compensation.”
Description of Principal Features of our Equity Compensation Plans and Amendments to Plans

Pursuant to SEC requirements, we are providing the following descriptions of the material terms of our equity compensation plans and arrangements that will collectively be subject to the requested New Equity Pool. The following description of the material terms of our equity compensation plans and arrangements is qualified in its entirety by the complete text of the plans. We have amended each of our 2016 Stock Option Plan, 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan, each as adopted by our Board of Directors on April 6, 2022. The amendment to the 2016 Stock Option Plan expands the authority of the Company to amend or cancel options if necessary or advisable to comply with applicable laws. The amendment to both the 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan extends the period in which award holders must accept their awards from 90 days to six months following notification of such awards, or such other period as determined by the Company, and also expands the authority of the Company to amend or cancel awards if necessary or advisable to comply with applicable laws. The amended versions of each of these plans are attached as Appendix A, Appendix B and Appendix C, respectively, to this proxy statement as filed with the SEC.

Description of Principal Features of the 2016 Stock Option Plan

Types of Awards; Eligibility. The 2016 Stock Option Plan provides for the discretionary grant of options to purchase our Ordinary Shares to our employees and generally to employees of any company in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Approximately 2,800 employees (plus any new hires in 2022), including approximately 10 corporate officers, whether listed in the 2016 Stock Option Plan as eligible beneficiaries or employed by the Company or by any Affiliated Company under the terms and conditions of an employment contract, are eligible to be selected to participate in the 2016 Stock Option Plan. Participants in the 2016 Stock Option Plan will be determined at the discretion of the Board of Directors. Options granted under the 2016 Stock Option may be intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code” and such awards, “ISOs”), or options that do not qualify as ISOs (“NSOs”).

Shares Available; Certain Limitations. The maximum number of shares that may be issued or delivered upon the exercise of options granted pursuant to Resolution 16 of the 2020 Annual General Meeting of June 25, 2020 will not exceed the overall number of shares remaining available for delivery in the New Equity Pool which is subject to shareholder approval (Resolution 13). Subject to the foregoing, the maximum number of Ordinary Shares that may be granted as ISOs is 4,600,000. Securities resulting from option exercise under the 2016 Stock Option Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo (treasury shares). If an option expires for any reason without having been exercised in full, the Ordinary Shares subject to the unexercised portion of the option will be available for future grants under the 2016 Stock Option Plan. However, any shares delivered by an option holder or withheld by Criteo in payment of the subscription or exercise price and/or any tax withholding obligations or purchased on the open market with cash proceeds received from the exercise of options will be deemed delivered and will not available for future grant.

Individual Award Limitation. The maximum number of Ordinary Shares that may be granted under options in any fiscal year of Criteo to any individual employee is 2,200,000 Ordinary Shares.

Administration. The 2016 Stock Option Plan will be administered by the Board of Directors. Subject to the provisions of the 2016 Stock Option Plan, the Board of Directors will have the authority, in its discretion, to: (i) determine the fair market value of our Ordinary Shares; (ii) determine individuals to whom options may be granted; (iii) select the individuals and determine whether and to what extent options may be granted; (iv) approve or amend forms of option agreement; (v) determine the terms and conditions of options, consistent with the plan terms; (vi) construe and interpret the terms of the 2016 Stock Option Plan and options granted thereunder; (vii) prescribe, amend and rescind rules and regulations relating to the 2016 Stock Option Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) modify or amend each option, including the discretionary authority to accelerate the vesting of options, to allow for options to continue to vest after an optionee’s termination, or to extend the post-termination exercise period of options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the 2016 Stock Option Plan, but in no event beyond the original term of the option; (ix) authorize any person to execute on behalf of Criteo any instrument required to effect the grant of an option previously granted by the Board of Directors (x) determine the terms and restrictions applicable to options; and (xi) make all other such determinations deemed necessary or appropriate to administer the 2016 Stock Option Plan. The Board of Directors’ decisions, determinations and interpretations will be final and binding on all option holders and other concerned parties.

Exercisability and Vesting: Minimum One-Year Vesting Period. The exercise price of an option granted pursuant to the 2016 Stock Option Plan must be equal to the fair market value of the underlying share, which, consistent with French market practice, is set by Criteo at the higher of (i) the closing price on the day prior to the grant date and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. Further, in view of our intention to prioritize use of treasury shares under the New Equity Pool, the 2016 Stock Option Plan, as amended by our Board of Directors on April 6, 2022, provides that, in addition to the minimum price specified above, the exercise price of an option to acquire treasury shares may not be less than 80% of the average price paid by Criteo for the purchase of the treasury shares. At the time an option is granted, the Board of Directors will fix the vesting period. Any options granted under the 2016 Stock Option Plan will be subject to a vesting period of at least one year, provided that options representing a maximum of 5% of the New Equity Pool may be granted without any minimum vesting period. Criteo may nonetheless grant options that contain rights to accelerated vesting upon termination of employment (including on death, as required by French law), or otherwise exercise discretion to accelerate vesting under the 2016 Stock Option Plan.

Options, once vested, may be exercised during their term, which will be no more than nine years and six months from the date of grant of the option except in the case of an option holder’s death or disability during such term. To exercise an option, the option holder may pay the exercise price in cash or by such other methods as permitted by the Board of Directors, such as by the Company’s withholding in Ordinary Shares with a value sufficient to cover the aggregate exercise price.

No Repricing: The Board of Directors may not reduce the exercise price of an option without shareholder approval or cancel an option in exchange for a replacement option with a lower exercise price or for cash, other than in the case of a capitalization adjustment or a change in control, as provided in the 2016 Stock Option Plan.

Equitable Adjustments. In the event of the carrying out by Criteo of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the Board of Directors will take the required measures to protect the interest of the option holders in the conditions set forth in Article L. 228-99 of the French Commercial Code.

Additionally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off/split-up, or other distribution of stock or property of Criteo, any reorganization or any partial or complete liquidation of Criteo, the Board of Directors may make such adjustment in the number and class of Ordinary Shares which may be delivered under the 2016 Stock Option Plan, in the exercise or purchase price per share under any outstanding option, and in the individual and ISO option limits as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment will cause any option which is or becomes subject to Section 409A of the Code (“Section 409A”) to fail to comply with the requirements of such section.

Award Treatment Upon a Change in Control. Unless otherwise provided by the Board of Directors, in an agreement between Criteo or its affiliates and the option holder or in the applicable award agreement, in the event of a change in control (as defined in the 2016 Stock Option Plan), each outstanding option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for the outstanding options, each option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the change in control at such time and on such conditions as the Board of Directors determines. In addition, if an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the Board of Directors will notify the relevant option holder in writing or electronically that his or her option will be fully vested and exercisable for a period of time, which will not be less than 10 days, determined by the Board of Directors in its sole discretion, and the option will terminate upon the expiration of such period.

An option will be considered assumed if: (i) following the change in control, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration received in the change in control by holders of shares for each such share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares), provided that the consideration received in the change in control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option for each share subject to such option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock of Criteo in the change in control; (ii) any securities of the successor corporation or its parent forming part of the substitute option following the change in control are freely tradable on a major stock exchange; and (iii) the option otherwise remains subject to the same terms and conditions that were applicable to the option immediately prior to the change in control.

Notwithstanding any provision of the 2016 Stock Option Plan to the contrary, in the event that each outstanding option is not assumed or substituted in connection with a change in control, the Board of Directors may, in its discretion, provide that each option shall, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per share in the change in control over the exercise or purchase price per share subject to the option multiplied by (y) the number of shares granted under the option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per share subject to the option is greater than or equal to the consideration paid per share in the change in control, then the Board of Directors, in its discretion, cancel such option without any consideration upon the occurrence of a change in control.

Clawback. In April 2018, we adopted a clawback policy with respect to certain incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company. Under the 2016 Stock Option Plan, all options will also be subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

Share Ownership Guidelines. The 2016 Stock Option Plan reflects that Ordinary Shares acquired pursuant to options may need to be held by the option holder to comply with Criteo’s Share Ownership Guidelines.

Amendment and Termination of the Plan. The Board of Directors will have the authority to amend, alter, suspend or terminate the 2016 Stock Option Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

Dividends and Dividend Equivalents. Option holders do not have any right to receive any dividends paid prior to the date of exercise of such Option and in no event are dividend equivalents payable with respect to Options under the 2016 Stock Option Plan.

Governing Law. The 2016 Stock Option Plan is governed by the laws of the French Republic.

Description of Principal Features of the 2015 Time-Based RSU Plan

Types of Awards; Eligibility. The 2015 Time-Based RSU Plan provides for the grant of RSUs to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant, as well as to our corporate officers under Article L. 225-197-1 II of the French Commercial Code (i.e., currently including the chairperson of the Board of Directors, the Chief Executive Officer and certain of our other executive officers). Approximately 2,800 employees (not including any new hires in 2022), including approximately 10 corporate officers, are eligible to be selected to participate in the 2015 Time-Based RSU Plan. Participants in the 2015 Time-Based RSU Plan are determined at the discretion of the Board of Directors.

Shares Available; Certain Limitations. The maximum number of shares that may be granted or vested free of charge pursuant to Resolution 17 of the 2020 Annual General Meeting of June 25, 2020 will not exceed the overall number of shares remaining available for delivery in the New Equity Pool, which is subject to shareholder approval (Resolution 13). Any RSUs granted under the 2015 Time-Based RSU Plan are counted against the New Equity Pool limit as 1.57 shares for every one RSU granted. RSUs subject to the 2015 Time-Based RSU Plan may consist of authorized but unissued or existing Ordinary Shares of Criteo.

In the event that an RSU is terminated or canceled without having vested, the Ordinary Shares subject to the unvested and forfeited portion of the RSUs will, provided the 2015 Time-Based RSU Plan is still in effect, again be available for future awards to the 2015 Time-Based RSU Plan or the 2015 Performance-Based RSU Plan.

Notwithstanding any provision of the 2015 Time-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for delivery under the 2015 Time-Based RSU Plan.

Administration. The 2015 Time-Based RSU Plan is administered by the Board of Directors. Subject to the provisions of the 2015 Time-Based RSU Plan, the Board of Directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to RSUs (which need not be identical) granted to any grantee and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances RSUs may be settled, canceled, forfeited, exchanged or surrendered.

Vesting and Minimum Vesting Period. RSUs will vest at the times and upon the conditions that the Board of Directors may determine, as reflected in an applicable award agreement. RSUs granted under the 2015 Time-Based RSU Plan vest solely on the basis of continued employment through the end of the vesting period, provided that (unless otherwise determined by the Board of Directors at the time of grant and except for grantees who are subject to taxation in certain enumerated countries) if a grantee leaves the Company more than one year after the grant date of the RSUs but before the first vesting date, they will receive a pro-rata portion of the grant on the first vesting date and the rest of the award will be automatically forfeited. RSUs have a minimum vesting period of one year. Additionally, RSUs are subject to a holding period of one year, provided the Board of Directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.

Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the Board of Directors may adjust the maximum number of Ordinary Shares underlying RSUs or take other such action as may be provided in Article L. 225-181 and Article L. 228-99 of the French Commercial Code.

Award Treatment Upon a Change in Control. In the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control. RSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.

A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding RSUs where: (i) following the change in control, the terms of the RSU provide the right to receive, for each ordinary share of Criteo subject to the RSU immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their ordinary share on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received for each RSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the RSUs following the change in control are freely tradable on a major stock exchange; and (iii) the RSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.

Except as would otherwise result in adverse tax consequences under Section 409A, the Board of Directors may, in its discretion, provide that each RSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each RSU. The Board of Directors will not be required to treat each outstanding grant of

RSUs similarly. The 2015 Time-Based RSU Plan provides the Board of Directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the RSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

Clawback. In April 2018, we adopted a clawback policy with respect to incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company. Under the 2015 Time-Based RSU Plan, all RSUs are also subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

Share Ownership Guidelines. The 2015 Time-Based RSU Plan reflects that Ordinary Shares acquired pursuant to RSUs may need to be held by the grantee to comply with Criteo’s Share Ownership Guidelines.

Amendment and Termination of the Plan. The Board of Directors has the authority to amend, alter, suspend or terminate the 2015 Time-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

Prohibition on Payment of Dividends. In April 2018, we amended the 2015 Time-Based RSU Plan to expressly prohibit the payment or accumulation of dividends on unvested RSU awards. The amendment formalized our existing practice of not paying or accumulating dividends on unvested RSU awards. On April 23, 2020, we amended the 2015 Time-Based RSU Plan to better clarify that the prohibition on the payment or accumulation of dividends on unvested RSU awards applies equally to dividend equivalents.

Governing Law. The 2015 Time-Based RSU Plan is governed by the laws of the French Republic.

Description of Principal Features of the 2015 Performance-Based RSU Plan

Types of Awards; Eligibility. The 2015 Performance-Based RSU Plan provides for the discretionary grant of PSUs to our named executive officers, as well as to certain members of executive management and other employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. A total of approximately 2,800 employees (not including any new hires in 2022), including the Chief Executive Officer and the other two executive officers, are eligible to be selected to participate in the 2015 Performance-Based RSU Plan; however, based on past practice of the compensation committee and the Board of Directors, only members of our leadership team are generally selected to participate in the 2015 Performance-Based RSU Plan). Participants in the 2015 Performance-Based RSU Plan are determined at the discretion of the Board of Directors. For the number of employees employed by us and our subsidiaries, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 25, 2022.

Shares Available; Certain Limitations. The maximum number of shares that may be granted or that may vest free of charge pursuant to PSUs issued under Resolution 18 of the 2020 Annual General Meeting of June 25, 2020 will not exceed the overall number of shares remaining available for delivery in the New Equity Pool, which is subject to shareholder approval (Resolution 13). In the event that a PSU is terminated or canceled without having vested, the Ordinary Shares relating to the unvested and forfeited portion of the PSU will, provided the 2015 Performance-Based RSU Plan is still in effect, again be available for future awards to the 2015 Performance-Based RSU Plan or the 2015 Time-Based RSU Plan. Notwithstanding any provision of the 2015 Performance-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for issuance or transfer under the 2015 Performance-Based RSU Plan. Any PSUs granted under the 2015 Performance-Based RSU Plan are counted against the New Equity Pool limit as 1.57 shares for every one PSU granted. PSUs subject to the 2015 Performance-Based RSU Plan may consist of authorized but unissued or existing Ordinary Shares of Criteo.

Individual Award Limitation. With respect to any PSU granted under the 2015 Performance-Based RSU Plan, unless otherwise determined by the Board of Directors, no single individual will be granted PSUs in respect of more than 1,000,000 Ordinary Shares for any single fiscal year.

Administration. The 2015 Performance-Based RSU Plan is administered by the Board of Directors. Subject to the provisions of the 2015 Performance-Based RSU Plan, the Board of Directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to PSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances PSUs may be settled, canceled, forfeited, exchanged or surrendered.

Vesting and Minimum Vesting Period. PSUs will vest at the times and upon the conditions that the Board of Directors may determine, as reflected in an applicable award agreement. PSUs granted under the 2015 Performance-Based RSU Plan will vest (i) on the basis of time, provided that the participant remains employed with us through the end of the vesting period (subject to the following sentence), and (ii) on the basis of an attainment of one or more performance targets determined by the Board of Directors at the time of grant. Unless otherwise determined by the Board of Directors at the time of grant, if a grantee leaves the Company more than one year after the grant date of the PSUs but before the first vesting date and any of the performance targets related to the grant have been met at 100% attainment or higher, the grantee will receive the portion of their grant relating to those performance targets that have been fully met on the first vesting date, and the rest of the award will be automatically forfeited. PSUs have a minimum vesting period of one year. Additionally, PSUs are subject to a holding period of one year, provided the Board of Directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date. However, in the event of termination of a grantee’s employment due to the grantee’s disability or death, the time-based vesting conditions will be deemed met and the PSUs will vest to the extent that the performance targets have been attained, as determined by the Board of Directors as of the grantee’s disability or death.

The ultimate acquisition by the recipients of PSU grants of any shares subject to the PSUs is subject to or conditioned upon, in whole or in part, the achievement of certain performance criteria. At the time of grant, the Board of Directors will establish in writing the applicable performance period, performance award formula and one or more performance targets which, when measured at the end of the performance period, will determine, on the basis of the performance award formula, the final number of shares to be acquired by the participant. The Board of Directors will have full power and final authority, in its discretion, to alter or cancel the performance targets or performance award formula applicable to a grantee, including, without limitation, in the event that the participant changes roles or functions within Criteo or any of our affiliates during the performance period.

Performance Targets. Performance will be evaluated by the Board of Directors on the basis of targets to be attained with respect to one or more measures of business or financial performance (“Performance Criteria”). Except as otherwise determined by the Board of Directors and, in each case, to the extent applicable, Performance Criteria will have the same meanings as used in our financial statements, or, if such terms are not used in our financial statements, they will have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry. Except as otherwise determined by the Board of Directors, the Performance Criteria applicable to the acquisition of shares subject to a PSU will be calculated in accordance with generally accepted accounting principles and will exclude the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors, occurring after the establishment of the performance targets applicable to the acquisition of the shares. Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Criteria in order to prevent the dilution or enlargement of the participant’s rights with respect to the acquisition of the shares subject to the PSUs.

Performance Criteria may be one or more of the following or such other measures, as determined by the Board of Directors: (i) contribution excluding traffic acquisition costs; (ii) adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the SEC; (iii) cash flow from operating activities; (iv) stock price; (v) completion of identified special project(s); or (vi) any combination of the foregoing. Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments will be made to the Performance Criteria, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the SEC.

Where applicable, performance targets may be expressed in terms of attaining a specified level of the Performance Criteria or the attainment of a percentage increase or decrease in the particular Performance Criteria, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of Directors. The performance targets may be subject to a threshold level of performance below which no shares will be acquired, levels of performance at which specified numbers of shares will be acquired, and a maximum level of performance above which no additional number of shares will be acquired (or at which full vesting will occur).

Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the Board of Directors may adjust the maximum number Ordinary Shares underlying grants of PSUs or take other such action as may be provided in Article L. 225-181 and Article L. 228-99 of the French Commercial Code.

Award Treatment Upon a Change in Control. In the event of a change in control (as described in the 2015 Performance-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding PSUs, and the PSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the PSUs will lapse and the PSUs will be deemed fully vested at the target level of performance prior to the consummation of a change in control. PSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.

A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding PSUs where: (i) following the change in control, the terms of the PSU provide the right to receive, for each ordinary share of Criteo subject to the PSU immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received for each PSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the PSUs following the change in control are freely tradable on a major stock exchange; and (iii) the PSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.

Except as would otherwise result in adverse tax consequences under Section 409A, the Board of Directors may, in its discretion, provide that each PSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each PSU. The Board of Directors will not be required to treat each outstanding grant of PSUs similarly. The 2015 Performance-Based RSU Plan provides the Board of Directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the PSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

Clawback. In April 2018, we adopted a clawback policy with respect to incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company. Under the 2015 Performance-Based RSU Plan, all PSUs shall also be subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

Share Ownership Guidelines. The 2015 Performance-Based RSU Plan reflects that Ordinary Shares acquired pursuant to PSUs may need to be held by the grantee to comply with Criteo’s Share Ownership Guidelines.

Amendment and Termination of the Plan. The Board of Directors has the authority to amend, alter, suspend or terminate the 2015 Performance-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

Prohibition on Payment of Dividends. In April 2018, we amended the 2015 Performance-Based RSU Plan to expressly prohibit the payment or accumulation of dividends on unvested PSU awards. The amendment formalizes our existing practice of not paying or accumulating dividends on unvested PSU awards. On April 23, 2020, we amended the 2015 Performance-Based RSU Plan to better clarify that the prohibition on the payment or accumulation of dividends on unvested PSU awards applies equally to dividend equivalents.

Governing Law. The 2015 Performance-Based RSU Plan is governed by the laws of the French Republic.

Certain Federal Income Tax Consequences Under Equity Plans and Arrangements

The following is a summary of certain U.S. federal income tax consequences of awards under our equity compensation plans and arrangements, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive Stock Options (“ISOs”). In general, no taxable income is realized by a participant upon the grant of an ISO. If Ordinary Shares are delivered to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) Criteo will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, Criteo would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NSO as discussed below.

Nonqualified Stock Options (“NSOs”). In general, no taxable income is realized by a participant upon the grant of an NSO. Rather, at the time of exercise of the NSO, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the exercise price. Criteo generally will be entitled to a tax deduction at such time and in the same amount, if any, that the option holder recognizes as ordinary income. The participant’s tax basis in any Ordinary Shares received upon exercise of an NSO will be the fair market value of the Ordinary Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock Units. In general, the grant of RSUs will not result in taxable income for the participant or in a tax deduction for Criteo. Upon the settlement of the grant in shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Criteo generally will be entitled to a tax deduction at the same time and in the same amount.

Recent Share Price

On March 31, 2022, the closing sale price of an American Depositary Share representing one ordinary share of the Company on the Nasdaq Stock Market was $27.24 per share.

New Plan Benefits

Awards under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan are within the discretion of the Board of Directors. As a result, the benefits or amounts that will be awarded or allocated under our equity compensation plans are not determinable at this time. The discretion of the Board of Directors to make grants under our equity compensation plans is subject to the overall limit on the number of shares to be delivered under the New Equity Pool being approved pursuant to Resolution 13. For a summary of the aggregate awards made under the Company’s equity compensation plans in fiscal year 2021 (as well the two prior fiscal years), see the Annual Share Usage table on page 82. For information on the equity granted to our named executive officers in fiscal year 2021, see Grants of Plan-Based Awards Table under “Compensation Tables.”

Prior Grants under the Plans

The following table shows, for each of the individuals and groups indicated, the aggregate number of shares subject to awards that have been granted (without regard to awards that were forfeited or cancelled) to the individuals and groups indicated below under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan since each plan’s inception through December 31, 2021. No awards have been granted under any of the equity plans to any associate of any of our directors (including nominees) or executive officers, or to any nominee for election as a director who is not a current director, and no person has received 5% or more of the awards granted under any of the plans.

Name of Individual or Group	Number of Options Granted	Number of RSUs and PSUs(1) Granted
Named Executive Officers:
Megan Clarken	375,467	363,708
Sarah Glickman	—	220,654
Ryan Damon	65,500	181,281

Non-Employee Directors:
James Warner	—	—
Nathalie Balla	—	—
Marie Lalleman	—	—
Edmond Mesrobian	—	—
Hubert de Pesquidoux	—	—
Rachel Picard	—	—

Current Executive Officers as a group:	440,967	765,643
Current Non-Employee Directors as a group:	—	—
All Employees who are not Executive Officers, as a group:	14,026,378	15,530,502

(1)	For PSUs, this column reflects the target number of PSUs granted.

RESOLUTION 16:

APPROVAL OF THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED OR ACQUIRED PURSUANT TO THE AUTHORIZATIONS GIVEN TO THE BOARD OF DIRECTORS BY THE ANNUAL GENERAL MEETING DATED JUNE 25, 2020 TO GRANT OSAS (OPTIONS TO SUBSCRIBE FOR NEW ORDINARY SHARES) OR OAAS (OPTIONS TO PURCHASE ORDINARY SHARES), TIME-BASED RESTRICTED STOCK UNITS (“TIME-BASED RSUS” OR “RSUS”) AND PERFORMANCE-BASED RESTRICTED STOCK UNITS ("PERFORMANCE-BASED RSUS" OR “PSUS”) PURSUANT TO RESOLUTIONS 16 TO 18 OF THE ANNUAL GENERAL MEETING DATED JUNE 25, 2020
Our shareholders previously authorized our Board of Directors, pursuant to Resolution 13 at the 2021 Annual General Meeting of June 15, 2021, to issue up to 7,800,000 Ordinary Shares under our equity compensation plans, which we refer to herein as the Existing Equity Pool. As of March 31, 2022, approximately 6,415,106 Ordinary Shares remained available for future issuance under the Existing Equity Pool. The Board of Directors believes that, given our organic and external growth strategy for 2022 and 2023, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2023 Annual General Meeting.
As a result, we are requesting that shareholders authorize a share reserve of 9,000,000 Ordinary Shares with a nominal value of €0.025 per share, which we refer to herein as the New Equity Pool. The New Equity Pool will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting, including: (i) stock options to be issued pursuant to the authorization in Resolution 16 adopted at the 2020 Annual Meeting; (ii) RSUs to be issued pursuant to Resolution 17 adopted at the 2020 Annual Meeting; and (iii) PSUs to be issued pursuant to Resolution 18 adopted at the 2020 Annual Meeting.
Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. We commit to reduce the New Equity Pool by the number of shares that we grant under our Existing Equity Pool between March 31, 2022 and June 15, 2022 (the 2022 Annual General Meeting date), unless the authorization for the New Equity Pool is not approved by shareholders.
Moreover, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, any RSU or PSU granted thereunder would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted. With this Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of only approximately 5,732,484 Ordinary Shares.
Upon approval of Resolution 16, we estimate that the pool of available shares would last for approximately one year.
The Board of Directors believes that in order to successfully attract and retain the best possible candidates while aligning the interests of our executives, employees, directors and shareholders, it is essential that we continue to offer competitive equity incentive programs.
For the full text of Resolution 16, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 16.

RESOLUTIONS 17 TO 22:

FINANCIAL AUTHORIZATIONS
Resolutions 17 to 22 seek the delegation of financial authorizations. The goal of these resolutions is to allow us to swiftly raise the funds and have the financial flexibility necessary to enable us to execute our strategic objectives, including, but not limited to, with respect to external growth.

Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restrictions on the purpose of such issuance, in accordance with French law, in order for our Board of Directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose. At the 2021 Annual General Meeting on June 15, 2021, the shareholders approved certain financial authorizations. However, certain of our Board of Directors’ important current financial authorizations will expire in 2022. As a result, we are seeking re-approval at the Annual General Meeting of the following financial resolutions:
•Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

•Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights;

•Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;

•Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders’ preferential subscription rights pursuant to Resolution 17 and Resolution 19; and

•Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise).

In addition, at the Annual General Meeting, shareholders are being asked to approve the maximum global nominal amount of the share capital increases as well as the maximum global nominal amount of the debt securities that may be issued, in each case, which may be completed pursuant to Resolutions 17 to 19, Resolution 21 and Resolution 24.
Re-approving our Board of Directors’ financial authorizations will allow the Company to maintain equal footing with our U.S. competitors and to increase our financial flexibility by quickly raising capital and taking advantage of potential business opportunities, including, but not limited to, potential acquisitions. Although always important, we believe this flexibility is particularly necessary in light of the current worldwide economic challenges, in part related to the ongoing COVID-19 pandemic.
While we believe the Company’s current liquidity position already provides ample financial flexibility, the proposed financial authorizations would provide our Board of Directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions. As one of the potential purposes of our use of liquidity, our external growth strategy is focused on acquisitions that complement our technology platform and product portfolio, as well as Research & Development talent. Should we decide to engage in M&A transactions, we are committed to pursuing external growth opportunities in a manner that will preserve the quality of our offering, while improving its performance and delivering long-term value for our shareholders.
The financial delegations of authority presented for your approval at the Annual General Meeting are subject to the following important limitations:
•the aggregate amount of share capital increases pursuant to Resolution 18 cannot exceed €823,541.84 which represents 50% of our share capital as of December 31, 2021;
•the aggregate amount of share capital increases pursuant to each of Resolutions 17, 19, and 24 cannot exceed €164,708.35, which represents 10% of our share capital as of December 31, 2021;
•the aggregate amount of share capital increases pursuant to Resolution 21 cannot exceed €49,412.5, which represents 3% of our share capital as of December 31, 2021;
•the aggregate nominal amount of debt securities that may be issued pursuant to each of Resolutions 17 to 19, 21 and 24 cannot exceed $500,000,000, or the corresponding value of this amount for an issuance in a foreign currency;
•any share capital increase pursuant to Resolution 20, which grants a customary over-allotment option for any issuance pursuant to Resolutions 17 and 19, would be at the same price as, and limited to a maximum of 15% of, the initial issuance;
•the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 17, 19, 21 and 24 cannot exceed €164,708.35, which represents 10% of our share capital as of December 31, 2021; and
•the global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 17 to 19, 21 and 24 shall not exceed $500,000,000.
Our Board of Directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party for Criteo shares. None of the corresponding authorizations granted at last year’s Annual General Meeting of Shareholders on June 15, 2021, have been used to date, as well as prior financial authorizations granted at all prior Annual General Meetings since the completion of the Company’s follow-on offering after its initial public offering.
Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived at the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to all of Resolutions 17, 19, 21 and 24, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

RESOLUTION 17:

VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
Pursuant to Resolution 17, the Board of Directors is also requesting the necessary authority to issue through an underwritten offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached to Ordinary Shares or other types of securities). The type of offering contemplated by this authorization is similar to the offering carried out concurrently with our initial public offering in October 2013 on the Nasdaq Global Market.
The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:
•any bank, investment services provider, or other member of a banking syndicate (underwriters) undertaking to ensure the completion of the share capital increase or of any issuance that could in the future lead to a share capital increase in accordance with this delegation of authority.
The Board of Directors will set the issue price of Ordinary Shares to be issued by virtue of this delegation, subject to the requirement that the price of the shares will be at least equal to the volume-weighted average price of the ADSs for the five trading days preceding the determination of such price, subject to a maximum discount of 10% (as determined by the Board of Directors). We believe this is an important safeguard for shareholders.
We intend to use this delegation of authority to raise funds for general corporate purposes and have the financial flexibility necessary to enable us to execute our strategic objectives, including, but not limited to, with respect to financing potential external growth. We do not intend to use this delegation in the context of an unsolicited tender offer for Criteo shares by a third party. As a result, we believe that a share capital increase in an amount not to exceed €164,708.35, which represents 10% of our share capital as of December 31, 2021 (subject to and to be deducted from the global limit of €164,708.35 provided in Resolution 22), will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing in significant amounts, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000, and the amount of any share capital increase will be subject to the global limit of €164,708.35, in each case as approved pursuant to Resolution 22.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the Board of Directors. We currently have no immediate plans to issue securities pursuant to this resolution. Any transaction where we sell such securities will be reviewed and approved by the Board of Directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2021 Annual General Meeting of Shareholders on June 15, 2021, nor pursuant to any prior similar authorizations granted since the completion of the Company’s follow-on offering after its initial public offering.
This delegation of authority would be granted for an 18-month period (valid through December 14, 2023) and would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders on June 15, 2021. In the absence of a favorable vote, this delegation of authority will expire on December 14, 2022, which could impair our ability to obtain appropriate financing to execute on our strategic objectives. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 17, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 17.

RESOLUTION 18:

VOTE ON SHARE CAPITAL INCREASE WITH SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of Ordinary Shares and any type of securities giving, by any means, immediately and/or in the future, access to Ordinary Shares, by calling on the Company’s shareholders. The Company’s shareholders will be awarded, under the applicable legal provisions and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new shares or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.
The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. As a result of maintaining shareholders’ preferential rights, we believe that a share capital increase in an amount not to exceed 50% of the Company’s share capital will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to a source of financing and allow us to respond quickly to changes in market conditions.
The share capital increases carried out pursuant to this authorization cannot exceed €823,541.84, which represents 50% of the Company’s share capital as of December 31, 2021. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000 as approved pursuant to Resolution 22.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the Board of Directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the Board of Directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2021 Annual General Meeting of Shareholders on June 15, 2021, nor pursuant to any prior similar authorizations granted in the past.
This delegation of authority would be granted for a 26-month period (valid through August 14, 2024) and would supersede the corresponding delegation granted by the shareholders at the 2020 Annual General Meeting of Shareholders on June 25, 2020. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 18, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 18.

RESOLUTION 19:

VOTE ON SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The Board of Directors is requesting the necessary authority to issue through a public offering Ordinary Shares and/or any type of securities giving access, by any means, immediately or in the future, to Ordinary Shares. Resolution 19 is intended:
•To comply with the approach currently promoted by French regulatory authorities, pursuant to which, irrespective of whether a public offering is underwritten, this Resolution should be used to complete any such public offering because it is grounded on provisions of the French Commercial Code meant precisely for public offerings. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 19 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the Annual General Meeting as sufficient for all potential market participants;
•To allow for a direct public offering, without the involvement of underwriters; and
•To allow for the Ordinary Shares to be listed on a regulated market within the meaning of the French Commercial Code, namely, if applicable, on the Euronext stock market.
Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, if, at the time the delegation is used, the Ordinary Shares are admitted on a regulated market within the meaning of the French Commercial Code (for which the Nasdaq Global Market does not qualify), shareholders could be granted a priority subscription period in accordance with applicable French law.
The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. We do not intend to use it in the context of an unsolicited tender offer by a third party for Criteo shares. As a result, we believe that a share capital increase in an amount not to exceed €164,708.35, which represents 10% of the Company’s share capital as of December 31, 2021, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000, and the amount of any share capital increase will be subject to the global limit of €164,708.35, in each case as approved pursuant to Resolution 22.
The price of the shares to be issued by virtue of this delegation would be set by the Board of Directors and shall be at least equal to the volume-weighted average price of the ADSs over the course of the five trading days preceding the fixing of the issue price, subject to a maximum discount of 10%, as determined by the Board of Directors.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the Board of Directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2020 Annual General Meeting of Shareholders held on June 25, 2020, nor pursuant to any prior similar authorizations granted in the past.

This delegation of authority would be granted for a 26-month period (valid through August 14, 2024) and would supersede the corresponding delegation granted by the shareholders at the 2020 Annual General Meeting of Shareholders dated June 25, 2020. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 19, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 19.

RESOLUTION 20:

VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATIONS IN RESOLUTIONS 17 TO 19
The purpose of this Resolution 20 is to allow the Board of Directors to grant a customary over-allotment option for any issuance pursuant to Resolutions 17 to 19 above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.
For the full text of Resolution 20, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 20.

RESOLUTION 21:

VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)
Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the Board of Directors is required to submit for approval by the shareholders a resolution to authorize the Board of Directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).
The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed €49,412.5, which represents 3% of the share capital as of December 31, 2021. In addition, the nominal amount of any debt securities giving access to the Company’s share capital that may be issued pursuant to this Resolution 21 is limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000, and the amount of any share capital increase will be subject to the global limit of €164,708.35, in each case as approved pursuant to Resolution 22.
Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the Board of Directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.
To date, we have not implemented any company savings plans involving equity of the Company and thus employees have not received any shares thereunder. However, approving this resolution will enable our Board of Directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.
This delegation of authority would be granted for an 18-month period (valid through December 14, 2023).
For the full text of Resolution 21, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 21.

RESOLUTION 22:

VOTE ON THE OVERALL LIMITS PURSUANT TO RESOLUTIONS 17 TO 19, 21 and 24
The Board of Directors hereby proposes to set the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 17, 19, 21 and 24 at €164,708.35, which corresponds to 10% of the share capital as of December 31, 2021. This limit is set without taking into account the par value of Ordinary Shares to be issued, if applicable, in relation to adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares of the Company, in accordance with legal and regulatory requirements as well as applicable contractual provisions.
The global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 17 to 19, 21 and 24 shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency or in a monetary unit calculated by reference to multiple currencies).
We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, including, but not limited to, with respect to potential external growth, and in line with the flexibility available to comparable U.S. companies. The Board of Directors intends, whenever possible, to grant its shareholders a priority subscription period for issuances carried out pursuant to these delegations.
For the full text of Resolution 22, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 22.

RESOLUTION 23:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO DECIDE ON ANY MERGER-ABSORPTION, SPLIT OR PARTIAL CONTRIBUTION OF ASSETS PURSUANT TO PROVISIONS OF ARTICLE L. 236-9 II OF THE FRENCH COMMERCIAL CODE
On April 11, 2019, the members of the National Assembly of the French Parliament adopted the Action Plan for Business Growth and Transformation (“PACTE Law”), and the PACTE Law was enacted on May 22, 2019. Article L. 236-9 of the French Commercial code previously provided that a merger is decided by the extraordinary shareholders meeting in each company involved in the transaction. In accordance with the PACTE Law, Article L. 236-9 of the French Commercial Code has been amended such that (i) the extraordinary shareholders meeting of the acquiring company may delegate to the board of directors its competence in making decisions relating to a merger for a period that cannot exceed 26 months and (ii) the extraordinary shareholders meeting of the acquiring company may determine the merger and grant to the board of directors the power to set definitive terms and conditions of such merger for a period that cannot exceed five years.
Pursuant to Resolution 23 and in accordance with the amended Article L. 236-9 of the French Commercial Code, we are asking shareholders to (i) delegate authority to the Board of Directors of the Company to decide on any merger-absorption, split or partial contribution of assets and (ii) grant to the Board of Directors full powers to implement this delegation, in accordance with the provisions set forth in the PACTE Law and the by-laws of the Company, for the purpose of deciding all terms of any transaction that would be decided under this delegation. If an operation by the Board of Directors pursuant to this delegation requires an increase in the Company’s share capital, it must be carried out within the limits set forth in Resolution 24 (i.e., the maximum nominal amount of share capital increases to be completed pursuant to Resolution 24, immediately or in the future, may not exceed the global amount of €164,708.35, which corresponds to 10% of the share capital of the Company as of December 31, 2021).
We are asking shareholders to approve Resolution 23 because we believe that shareholders’ approval in these circumstances is often a cumbersome process, and could create uncertainty with respect to the ability to consummate such a transaction. Additionally, we believe that the process of submitting such a transaction for shareholders’ approval could prevent companies from seizing opportunities in a timely manner. The delegation provided for in Resolution 23 is intended to simplify the merger-absorption process.
This delegation of authority would be granted for a 26-month period (valid through August 14, 2024) and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 25, 2020.
For the full text of Resolution 23, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 23.

RESOLUTION 24:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL BY ISSUING SHARES OR SECURITIES GIVEN ACCESS TO THE SHARE CAPITAL IN THE SCOPE OF A MERGER-ABSORPTION, SPLIT OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO RESOLUTION 23
Subject to the adoption by shareholders of Resolution 23, we are asking our shareholders to adopt Resolution 24 and in accordance with Articles L. 225-129 to L. 225-129-5 and L. 228-91 of the French Commercial Code, and to delegate to the Board of Directors the authority to decide to issue, on one or more occasions, Ordinary Shares and/or any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares, in compensation for contributions in kind granted to the Company as part of any merger-absorption, split or partial contribution of assets decided by the Board of Directors pursuant of the delegation granted under Resolution 23, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use.
The securities issued pursuant to this delegation may consist of debt securities or be related to the issuance of such debt securities or permit the issuance as intermediate securities.
We are also asking our shareholders to waive, to the benefit of the shareholders of the absorbed company or the contributing company, any preferential subscription right attached to the Ordinary Shares or securities to be issued.
The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed the global amount of €164,708.35, which corresponds to 10% of the share capital of the Company as of December 31, 2021. This limit is set without taking into account the par value of the Ordinary Shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions.
The amount of any share capital increase will also be subject to the global limit of €164,708.35, as approved pursuant to Resolution 22. The nominal amount of all issuances of debt securities to be completed giving access to the Company’s share capital will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency). This amount will be increased, if applicable, for any redemption premium above nominal value and will be deducted from the overall limit set forth in Resolution 22 above. This limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code.
We are asking that the Board of Directors be granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, as the case may be, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and, do everything that is required.
This delegation of authority would be granted for a 26-month period (valid through August 14, 2024) and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 25, 2020.
For the full text of Resolution 24, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 24.

SHAREHOLDER RESOLUTIONS FOR
THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any shareholder desiring to present a resolution for inclusion in Criteo’s proxy statement for the 2023 Annual General Meeting of Shareholders must deliver such resolution to the Board of Directors at the address below no later than December 29, 2022. Only those resolutions that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in the Company’s proxy statement for the 2023 Annual General Meeting of Shareholders.
Under French law, shareholders are permitted to submit a resolution for consideration so long as such matter is received by the Board of Directors at the address below no later than 25 days prior to the date of the meeting. Shareholders wishing to present resolutions at the 2023 Annual General Meeting of Shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.
All submissions to the Board of Directors should be made to:
Criteo S.A.
32 Rue Blanche
75009 Paris, France
Attention: Board of Directors
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Report of the Compensation Committee” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
OTHER MATTERS
The Board of Directors knows of no matters that may be submitted for consideration at the Annual General Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, as discussed above under “Shareholder Resolutions for the 2023 Annual General Meeting of Shareholders,” which may be presented by a shareholder proponent at the Annual General Meeting if submitted by the deadline for such submissions. Holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairperson of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will not be counted as a vote “FOR” or “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If a holder of Ordinary Shares chooses to grant a proxy to the chairperson of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairperson of the Annual General Meeting shall have discretionary authority pursuant to Rule 14a‑4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions not submitted or approved by the Board of Directors. Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement, except that in the event a new matter is submitted or an existing matter is amended (including during a meeting) in accordance with French law following the date of this proxy statement, then if requested by the Company pursuant and subject to the terms of the deposit agreement, the Depositary will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying ADSs “AGAINST” such matter.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS
We have either mailed to you with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), including audited financial statements, or sent you a Notice of Internet Availability of Proxy Materials with the web address for accessing the Annual Report online. Copies of these materials are also available online through the SEC at www.sec.gov. We may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and the Annual Report, or the Notice of Internet Availability, as applicable, by delivering a single set of proxy materials to an address shared by two or more holders of Ordinary Shares or ADSs, unless contrary instructions are received prior to the mailing date. This delivery method can result in meaningful cost savings for us. We undertake to deliver promptly upon written or oral request at the address or phone number below a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the proxy materials in the future. If you hold Ordinary Shares and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Investor Relations department at Criteo S.A., 32 Rue Blanche, 75009 Paris, France, or by email at InvestorRelations@criteo.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary or your brokerage firm, as applicable.

Translation for Informational Purposes
ANNEX A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE
VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF JUNE 15, 2022

Agenda for the Ordinary Shareholders’ Meeting

1.renewal of the term of office of Ms. Megan Clarken as Director,

2. renewal of the term of office of Ms. Marie Lalleman as Director,

3. renewal of the term of office of Mr. Edmond Mesrobian as Director,

4. renewal of the term of office of Mr. James Warner as Director,

5. non-binding advisory vote to approve the compensation for the named executive officers of the Company,

6. non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year,

7. non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years,

8. non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years,

9. approval of the statutory financial statements for the fiscal year ended December 31, 2021,

10. approval of the consolidated financial statements for the fiscal year ended December 31, 2021,

11. approval of the allocation of profits for the fiscal year ended December 31, 2021,

12. authorization to be given to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,

Agenda for the Extraordinary Shareholders’ Meeting

13. authorization to be given to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,

14. authorization to be given to the Board of Directors to reduce the Company’s share capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code,

15. delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock,

Annex A-1

16. determination of the maximum number of shares that may be issued or acquired pursuant to the authorizations given by the Annual General Shareholders’ Meeting dated June 25, 2020 to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares), and to grant time-based restricted stock units (Time-Based RSUs) and performance-based restricted stock units (Performance-Based RSUs) pursuant to resolutions 16 to 18 of the said meeting,

17. delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights,

18. delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights,

19. delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights,

20. delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders’ preferential subscription rights pursuant to items 17 to 19 above (“green shoe”),

21. delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise),

22. approval of the overall limits on the amount of Ordinary Shares to be issued pursuant to items 17 to 19, 21 above and 24 below,

23. delegation of authority to the Board of Directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code,

24. delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the Board of Directors pursuant to item 23 above.

TEXT OF THE RESOLUTIONS

RESOLUTIONS WITHIN THE AUTHORITY OF THE ORDINARY SHAREHOLDERS’ MEETING

First Resolution
Renewal of the term of office of Ms. Megan Clarken as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Ms. Megan Clarken expires at the end of this Shareholders’ Meeting, renews the term of office of Ms. Megan Clarken as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2023.
Second Resolution

Renewal of the term of office of Ms. Marie Lalleman as Director

Annex A-2

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Ms. Marie Lalleman expires at the end of this Shareholders’ Meeting, renews the term of office of Ms. Marie Lalleman as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2023.
Third Resolution
Renewal of the term of office of Mr. Edmond Mesrobian as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Edmond Mesrobian expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Edmond Mesrobian as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2023.
Fourth Resolution
Renewal of the term of office of Mr. James Warner as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. James Warner expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. James Warner as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2023.
Fifth Resolution
Non-binding advisory vote to approve the compensation for the named executive officers of the Company
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
approves, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.
Sixth Resolution
Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,

Annex A-3

decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every year.
Seventh Resolution
Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,
decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every two years.
Eighth Resolution
Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,
decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every three years.
Ninth Resolution
Approval of the statutory financial statements for the fiscal year ended December 31, 2021
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the management report on the Company’s activities and accounts for the fiscal year ended December 31, 2021 and the report of the Statutory Auditors on the performance of their duties for this fiscal year, approves the statutory financial statements of the Company for the fiscal year ended December 31, 2021, which show profits amounting to €75,256,676, as well as the transactions reflected therein and summarized in these reports, and notes that the annual financial statements show neither excess depreciation and other non-deductible amortization, nor any sumptuary expenses referred to in Article 39-4 of the General Tax Code.
Tenth Resolution
Approval of the consolidated financial statements for the fiscal year ended December 31, 2021
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the management report for the Company and its subsidiaries for the fiscal year ended December 31, 2021 and the consolidated financial statements for that year, as well as the report of the Statutory Auditors thereon, approves the consolidated financial statements of the Company (prepared in accordance with IFRS) for the fiscal year ended December 31, 2021, as presented, as well as the transactions reflected therein and summarized in these reports.

Annex A-4

Eleventh Resolution
Approval of the allocation of profits for the fiscal year ended December 31, 2021
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
having acknowledged that the profits for the fiscal year ended December 31, 2021 amount to €75,256,676,

decides to allocate the total profits to retained earnings.
It is noted that no dividends have been distributed for the last three fiscal years.
Twelfth Resolution
Authorization to be given to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report, the report of the independent expert designated in accordance with Articles R. 225-160-1 et seq. of the French Commercial Code and the Statutory Auditors’ special report, in accordance with Article L. 225-209-2 of the French Commercial Code, authorizes the Board of Directors to purchase shares of the Company under the conditions set forth in Article L. 225-209-2 of the French Commercial Code, decides that the purchase of these shares may be effected on one or more occasions, on the market or off market, including without limitation through an accelerated bookbuilding procedure (BB) or block trade, but this authorization shall however not be used by the Board of Directors during a public tender offer by a third-party, decides that the authorization may be used and the shares so purchased may be allocated:
–within two (2) years from their purchase date, as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction; or,
–within one (1) year from their purchase date, to serve stock option plans, free share plans, profit sharing plans and other allocations to employees and officers of the Company and of its affiliates; or,
–to any further purpose as may be authorized by the law when this delegation shall be used by the Board of Directors, acknowledges that the maximum number of shares that may be purchased pursuant to this resolution for the purposes stated in this resolution shall at no time exceed 10% of the total number of shares of the Company outstanding, provided that if the shares are allocated as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction, the maximum number of shares that may be purchased for that purpose shall at no time exceed 5% of the total number of shares of the Company outstanding, decides that all or part of the purchased shares, subject to the adoption of the Thirteenth resolution below, can be cancelled under the terms and conditions set forth in the said resolution, acknowledges that any shares not used for the above mentioned purposes within the relevant time period will be automatically cancelled, it being specified that the Board of Directors shall be authorized to use the repurchased shares for any other purpose set forth above (within the relevant time period set forth above), decides to set the minimum purchase price per share (excluding fees and commissions) at $24.59, or the then euro equivalent on the date on which this authorization is used, and the maximum purchase price per share (excluding fees and commissions) at $55.62, or the then euro equivalent on the date on which this authorization is used, in accordance with the report by the independent expert pursuant to Article L.

Annex A-5

225-209-2 of the French Commercial Code, with an overall cap of $366,443,137.08.; subject to adjustments as necessary to reflect any relevant capital transactions (e.g. incorporation of reserves, allocation of free shares, stock splits or reverse stock splits) that might occur during the term of this authorization, decides that the purchase price per share under this authorization shall be set by the Board of Directors, grants full powers to the Board of Directors, with the option to sub-delegate powers to the Chief Executive Officer or, with the agreement of the latter, to one or more Deputy Chief Executive Officers (directeurs généraux délégués), to implement this authorization, place stock market orders, enter into all types of agreements as permitted by law, carry out any formalities, procedures and filings with the French Autorité des Marchés Financiers and other competent bodies, and, in general, do whatever is necessary.
This authorization is granted to the Board of Directors for a period of twelve (12) months from the date of this Shareholders’ Meeting, and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 15, 2021, provided that, if during the effective time of this authorization, the Company’s shares are admitted to trading on a regulated market or a multilateral trading facility within the meaning of the French Commercial Code, such authorization would automatically lapse.

RESOLUTIONS WITHIN THE AUTHORITY OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING

Thirteenth Resolution
Authorization to be given to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, authorizes the Board of Directors, in accordance with Article L. 225-209-2 of the French Commercial Code, to cancel, on one or more occasions, all or part of the shares repurchased by the Company and to reduce the share capital accordingly, such cancellations not to exceed 10% of the share capital of the Company in the aggregate per twenty-four (24) month period, decides that any potential excess of the purchase price of the shares over their par value will be charged on any available reserve account, including the legal reserves, provided that such legal reserve is not less than 10% of the share capital of Company after the completion of the capital reduction, grants full powers to the Board of Directors, with the option to sub-delegate as provided by law, to carry out all acts, formalities or declarations necessary to finalize the capital reductions that could be achieved pursuant to this authorization and for the purposes of amending the Company's by-laws as a result.
This authorization is granted for a period of twelve (12) months from the date of this
Shareholders’ Meeting and supersedes the authorization for the same purpose pursuant to the 10th resolution of the Shareholders’ Meeting of June 15, 2021.
Fourteenth Resolution
Authorization to be given to the Board of Directors to reduce the Company’s share capital by cancelling the shares acquired by the Company pursuant to the provisions of Article L. 225-208 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the auditor’s report, acting in accordance with Articles L. 225-204 to L. 225-205 of the French Commercial Code,
authorizes the Board of Directors to carry out a share capital reduction not motivated by losses, on one or more occasions, up to a maximum amount of €164,708.35 by way of cancellation of a maximum of 6,588,334

Annex A-6

Company’s shares with a par value €0.025 per share, acquired by the Company in accordance with Article L. 225-208 of the French Commercial Code, linked to purchase of options or free shares granted by the Company and became lapsed, decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions provided by the law and under the conditions specified below, notably:
–in the event of the opposition of one or more creditors of the Company within the deadline for opposition from creditors, which will start to run from the filing of the minutes of the current shareholders’ meeting and of the minutes of the Board of Directors implementing the current authorization, take any appropriate measure, set up any security or execute any court decision ordering the lodging of guarantees or the reimbursement of debts;
–amend the Company’s by-laws accordingly and, more generally, do whatever is useful or necessary for the implementation of the current resolution, decides that this authorization is granted to the Board of Directors for a period of twelve (12) months from the date of this Shareholders’ Meeting and supersedes the authorization for the same purpose pursuant to the 11th resolution of the Shareholders’ Meeting of June 15, 2021 and shall not be used during a public tender offer by a third party.
Fifteenth Resolution
Delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock
The Shareholders' Meeting, acting under the conditions of quorum and majority required for the extraordinary shareholders' meetings, having reviewed the Board of Directors' report and the Statutory Auditors' report, in accordance with Articles L. 225-204 and L. 225-207 of the French commercial Code, authorizes the Board of Directors to decide, as appropriate, at its own discretion, to carry-out, in one or more times, one or more repurchases of shares (or ADS) within the limit of a maximum number of 13,176,669 shares of a nominal value of 0.025 euro for the purposes of cancelling them and resulting in the Company's share capital reduction not arising from losses, of a maximum nominal amount of €329,416.725, in accordance with the provisions of Article L. 225-207 of the French commercial Code, decides that the Board of Directors shall have all powers, with the right to sub-delegate, under the conditions laid down by the law, to implement this delegation in accordance with applicable law and the by-laws of the Company, and in particular to:
–set the final terms and conditions of the transaction, including in particular the number of shares to be repurchased and cancelled within the aforementioned limit and maximum repurchase price at $55.62 per share (or the equivalent in euros of this amount on the date of use of this delegation), i.e., a maximum aggregate amount of $732,886,329.78;
–in the event of opposition by one or more of the Company's creditors within the period of opposition by the creditors, which shall begin to run as from the filing at the Commercial Court registry of the present decision's minutes and of the Board of Directors' minutes implementing this delegation, take any appropriate measure, create any financial security or comply with any court decision ordering the creation of guarantees or the repayment of debts;
–make to all shareholders a buyback offer by the Company;
–in view of the results of the buyback offer, determine the final amount of the capital reduction and acknowledge the completion of the capital reduction;
–if applicable, decide to deduct the difference between the repurchase value of the shares acquired and the nominal of the cancelled shares from any available reserves and premium accounts, or from a retained earnings account;
–make any corresponding amendment to the Company's by-laws, and, in general, take any action and perform all formalities required to carry out this resolution,

Annex A-7

decides that this authorization is granted to the Board of Directors for a period of eighteen (18) months from the date of this Shareholders' Meeting and supersedes the authorization for the same purpose pursuant to the 12th resolution of the Shareholders’ Meeting of June 15, 2021 and may not be implemented in the event of a public tender offer by a third party.
Sixteenth Resolution
Determination of the maximum number of shares that may be issued or acquired pursuant to resolution 16 (authorization to grant options to purchase or to subscribe shares), resolution 17 (authorization to grant time-based free shares/restricted stock units/RSUs to employees of the Company and of its subsidiaries), resolution 18 (authorization to grant performance-based free shares/restricted stock units/RSUs to executives officers and certain employees of the Company and of its subsidiaries) of the Annual General Shareholders’ Meeting date June 25, 2020
The Annual General Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ reports, decides to set at 9,000,000 shares with a nominal value of € 0.025 each, the maximum number of shares (i) which may be issued or acquired upon the exercise of options granted pursuant to resolution 16 (authorization to grant options to purchase or to subscribe shares), and (ii) that may be granted free of charge (PSUs/RSUs) pursuant to resolution 17 and to resolution 18 of the Annual General Shareholders’ Meeting dated June 25, 2020; it being specified that (x) this global limit does not include any additional shares issued to preserve, in accordance with applicable contractual provisions, the rights of any holder of securities or other rights giving access to shares of the Company and, (y) this limit does not apply to the number of shares issued, acquired or likely to be issued pursuant to options, non-employee warrants, founders warrants (BSPCE) and free shares granted prior to this Shareholders' Meeting and supersedes for the future the maximum limits set by resolutions 19 and 13 of the shareholders meetings dated, respectively June 25, 2020 and June 15, 2021.
Seventeenth Resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-138 and L. 228-91 et seq. of the French Commercial Code,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, to increase the number of authorized ordinary shares of the Company or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s share capital (including without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to ordinary shares or other types of securities), which securities may be issued in euros, a foreign currency or in any monetary units established by reference to several currencies at the option of the Board of Directors, to be paid in cash, including by way of set-off against receivables, decides that this authorization shall not be used during a public tender offer by a third party, decides that the maximum nominal amount of the share capital increase, immediately or in the future, by virtue of the powers granted by the Annual General Shareholders’ Meeting to the Board of Directors pursuant to this resolution, may not exceed the global amount of €164,708.35. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,

Annex A-8

decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-second resolution below, decides that the nominal amount of all debt securities giving access to the Company’s share capital to be issued pursuant to this authorization will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency),
–this amount will be increased, if applicable, for any redemption premium above the nominal value;
–this amount will be deducted from the overall limit set forth in the Twenty-second resolution below;
–this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides to waive the shareholders’ preferential subscription rights attached to the shares and securities which will be issued and to restrict the persons eligible to subscribe for those shares and securities to which this resolution pertains to the following category of persons:
–any bank, investment services provider or member of a banking syndicate (underwriters) undertaking to ensure the completion of the share capital increase or of any issuance that could in the future lead to a share capital increase in accordance with the present delegation of authority, take notes, as necessary, that the present delegation of authority automatically includes, for the benefit of the holders of the securities giving access to the Company’s share capital to be issued pursuant to this delegation, as applicable, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the issue price of the ordinary shares to be issued by virtue of the present delegation will be at least equal to the weighted average price of the American Depositary Shares representing the Company’s ordinary shares on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 10% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price shall be determined in accordance with the provisions of Article L. 225-136-1° of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares, provided that (i) in the case of an issuance of securities giving access to the Company’s share capital, the issue price of the ordinary shares to be issued upon the exercise, conversion or exchange of such securities, may, as applicable, be set, at the discretion of the Board of Directors, by reference to a formula set by it and applicable after the issuance of the securities (for example, upon exercise, conversion or exchange) in which case the aforementioned maximum discount may be determined, if the Board of Directors deems appropriate, on the date of the application of the formula (and not on the date of the setting of the issue price), and (ii) the issue price of the securities giving access to the Company’s share capital issued by virtue of the present resolution, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Annual General Shareholders’ Meeting and supersedes all previous delegations for the same purpose, decides that the Board of Directors is granted all powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation in order to, notably:
–determine the amount of the share capital increase, the issue price (provided that such price will be determined in accordance with the conditions set forth above), and the premium that may, if appropriate, be requested at the issuance;
–set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued;
–determine the dividend eligibility date, which may be retroactive, for shares or securities giving access to the Company’s share capital to be issued and the method of payment;
–set the list of the beneficiaries within the above mentioned category of persons and the number of securities to be granted to each of them;

Annex A-9

–in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase;
–acknowledge completion of each share capital increase and make the corresponding amendments to the Company’s by-laws;
–in general, enter into any agreement, particularly to ensure the successful completion of the proposed issuances, take all measures and accomplish all formalities required for the issuance, for the listing and for any financial services relating to the securities issued by virtue of the present delegation, as well as pursuant to the exercise of the rights attached thereto;
–make any decisions relating to the admission of the shares or securities issued for trading on the Nasdaq Global Market.
Eighteenth Resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights
The Annual General Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, after having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with the provisions of Articles L. 225-129 et seq. of the French Commercial Code, notably, Articles L. 225-129 to L. 225-129-6, L. 225-132, L. 225-133, L. 225-134, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it considers appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, to issue ordinary shares of the Company and any type of securities giving, by any means, immediately and/or in the future, access to the Company’s share capital, said shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides that the shareholders have, in proportion to the amount of their shares, a preferential right of subscription to the Ordinary Shares or securities to be issued, as the case may be, pursuant to this delegation, grants to the Board of Directors the power to grant to the shareholders the right to subscribe, subject to pro rata reduction (à titre réductible), to a greater number of shares than the number of shares to which they would be entitled to subscribe by irrevocable entitlement (à titre irréductible), proportional to the amount of shares they hold, and, in any event, within the limit of the number they request, decides that the maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed the global amount of €823,541.84. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital to be completed will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:
–this amount will be increased, if applicable, for any redemption premium above nominal value;
–this amount will be deducted from the overall limit set forth in Twenty-second resolution below;
–this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code,

Annex A-10

decides that if the statutory and optional (if any) subscriptions do not result in the issuance being subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:
–limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided;
–freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for; and,
–publicly trade all or part of the issued, but not subscribed securities, in France or abroad, decides that the issuance of warrants (bons de souscription d’actions, or warrants) of the Company may be performed by way of an offer to subscribe, but also by way of free allocation to the holders of existing shares, decides, in the case of free allocation of warrants (bons de souscription d’actions, or warrants), that the Board of Directors would have the possibility to decide that the allocation rights on fractional shares will not be tradeable and that the corresponding shares will be sold, takes note, as necessary, that the present delegation unconditionally and expressly waives, in favor of the holders of the securities to be issued giving access to the Company's share capital, if any, pursuant to the present delegation, express renunciation by the shareholders to their preferential subscription right to the ordinary shares to which those securities give right, specifies that the delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose, decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions established by applicable laws and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:
–set the dates, conditions and modalities of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium;
–determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as the case may be, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital;
–make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions; and,
–suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three (3) months, decides that the Board of Directors may:
–in its sole discretion and whenever it deems it appropriate, charge the expenses, rights and fees generated by the share capital increases performed by virtue of the present delegation, to the total amount of the premium related to those transactions and withdraw, from the amount of such premium, the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase;
–take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market; and,
–more generally, enter into any agreement, notably to successfully complete the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.

Annex A-11

Nineteenth Resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights
The Annual General Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. of the French Commercial Code, and notably, Articles L. 225-129 to L. 225-129-6, L. 225-135, L. 225-135-1, L. 225-136, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide to issue, by way of public offering, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, Ordinary Shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, such shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that this authorization shall not be used by the Board of Directors during a public tender offer by a third-party, decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides to waive the shareholders’ preferential subscription right attached to the Ordinary Shares or securities issued by virtue of the present delegation, decides to allow the Board of Directors to grant, at its own discretion, to shareholders a priority subscription right on all or some of the issuances pursuant to this authorization under the terms and conditions set forth pursuant to Article L. 225-135 of the French Commercial Code, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market (marché réglementé) within the meaning of the French Commercial Code. This priority subscription right will not give rise to the creation of negotiable rights, but may be exercised by irrevocable entitlement (à titre irréductible) or subject to pro rata reduction (à titre réductible), if the Board of Directors decides that it is appropriate, notes, as necessary, that the present delegation includes, in favor of the holders of the securities to be issued giving access to the Company's share capital, express waiver by the shareholders of their preferential subscription right with respect to the Ordinary Shares to which such securities give right, decides that the maximum nominal amount of the share capital increase that may be completed, immediately or in the future, by virtue of this resolution, may not exceed the global amount of €164,708.35. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any share capital increase that may be completed by virtue of the powers granted to the Board of Directors pursuant to this resolution will be deducted from the overall limit set forth in the below, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital that may be completed by virtue of this resolution will not exceed $500.000.000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:
–this amount will be increased, if applicable, for any redemption premium above nominal value;
–this amount will be deducted from the overall limit set forth in the Twenty-second resolution below;
–this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides that if the issuance of shares or securities referred to above is not subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:

Annex A-12

–limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided;
–freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for; and,
–publicly trade all or part of the issued but not subscribed-for securities, in France or abroad, decides that the issue price of the shares that may be issued by virtue of the present delegation will be determined by the Board of Directors and will be at least equal to the average of the weighted average price by volume of a share of the Company on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 10% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price will be determined in accordance with the provisions of Article L. 225-136-1 of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares and it being specified that the issue price of the securities giving access to capital to the Company’s share capital issued by virtue of the present delegation, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above, decides that this delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Annual General Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose, decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with provisions set forth in the law and the Company’s by-laws, the present delegation in order to, notably:
–set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium;
–determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and where appropriate, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital;
–make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions;
–and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three (3) months, decides that the Board of Directors may:
–in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct from this amount the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase;
–make any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market in the United States of America, and, more generally;
–enter into any agreement, particularly to ensure the successful completion of the proposed issuances of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.

Annex A-13

Twentieth Resolution
Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders’ preferential subscription rights pursuant to items 17 to 19 above (“green shoe”)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-135, L. 225-135-1 et seq., L. 228-91 and L. 228-92 of the French Commercial Code,
grants to the Board of Directors the authority to increase the number of shares or securities to be issued in the event of oversubscription, with or without preserving preferential subscription right, in connection with any increase of the share capital of the Company carried out pursuant to resolutions 17, 18, and 19 above, in accordance with the conditions set forth in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (which, as of the date hereof, permits the issuance of shares or securities at the same price as the initial issuance and up to a limit of 15% of the amount of the initial issuance, within thirty days of the closing date of the initial subscription), such shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-second resolution below, decides that the present delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of this Shareholders’ Meeting, decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:
–set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium;
–determine the amounts to be issued, the dividend determination date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as applicable, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of the securities giving access to the Company’s share capital;
–make any adjustment required in order to protect the interests of the holders of rights attached to the securities giving access to the Company’s share capital that shall be issued, in accordance with legal and regulatory requirements as well as applicable contractual provisions; and,
–suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three (3) months, decides that the Board of Directors may:
–in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution, to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase;
–take any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market; and,
–more generally, enter into any agreement, in particular to ensure the successful completion of the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to make the corresponding amendment of the Company’s by-laws.

Annex A-14

Twenty-first Resolution

Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d’épargne d’entreprise)

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and Article L. 3332-1 et seq. of the French Labor Code,
grants to the Board of Directors the authority to issue, on one or more occasions in the proportions and at the times it deems appropriate, ordinary shares or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s ordinary shares reserved for participants in a savings plan of the Company or, as applicable, of French or foreign companies affiliated with the Company according to Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code,
decides that the maximum nominal amount of the increase in share capital that may be completed pursuant to this resolution may not exceed €49,412.5. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the total nominal amount of debt securities issued giving access to the Company’s share capital that may be issued pursuant to this resolution shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), will be deducted from the overall limit set forth in the Twenty-second resolution below, decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-second resolution below, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting, decides that the issue price of the new shares or securities giving access to the Company’s share capital will be determined by the Board of Directors in accordance with Articles L. 3332-18 to L. 3332-23 of the French Labor Code,
decides to waive, for the benefit of the participants in a savings plan, the shareholders’ preferential subscription rights to the shares or securities giving access by any means, immediately or in the future, to ordinary shares to be issued according to this resolution, decides that the Board of Directors is granted full powers to implement the present delegation, with the right to sub-delegate in accordance with the conditions set forth in applicable laws and regulations, particularly in order to, without limitation:
–decide that the subscriptions may be completed directly or through employee shareholding funds, or any other structure or entity permitted by applicable laws or regulations;
–set the dates, terms and conditions of any issuance pursuant to the present resolution, and, set the opening and closing dates of the subscriptions, the dividend entitlement date, the method of payment for shares and other securities giving access to the Company’s share capital, and to set the deadline for the payment for shares and, as applicable, other securities giving access to the Company’s share capital;
–to apply for the admission to trading of the securities issued, record the completion of the share capital increases and to subsequently amend the Company’s by-laws, to carry out, directly or through an assignee, all transactions and formalities related to the share capital increases and, to charge the expenses of the share capital increases to the amount of the premiums related to such increases, and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each increase.

Annex A-15

Twenty-second Resolution
Approval of the overall limits pursuant to the Seventeenth resolution, the Eighteenth resolution, the Nineteenth resolution, the Twenty-first resolution above and the Twenty-fourth resolution below
The Annual General Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, decides that:
–the global nominal amount of the share capital increases which may be completed pursuant to the Seventeenth resolution, the Nineteenth resolution, the Twenty-first resolution above and the Twenty-fourth resolution below may not exceed €164,708.35. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares of the Company, in accordance with legal and regulatory requirements as well as applicable contractual provisions;
–the global nominal amount of the debt securities that may be issued pursuant to the delegations granted at the Seventeenth resolution, the Eighteenth resolution, the Nineteenth resolution, the Twenty-first resolution above and the Twenty-fourth resolution below shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency or in a monetary unit calculated by reference to multiple currencies).
Twenty-third Resolution
Delegation of authority to the Board of Directors to decide on any merger-absorption, split or partial contribution of assets pursuant to the provisions of Article L. 236-9 II of the French Commercial Code
The Annual General Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
acting in accordance with Article L. 236-9 II of the French Commercial Code, grants to the Board of Directors the authority to decide, at the times it shall determine, one or more transactions of merger-absorption, split or partial contribution of assets realized pursuant the provisions of Articles L. 236-1 et seq. of the French Commercial Code,
decides that the Board of Directors is granted full powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation, for the purpose of deciding all the terms of any transaction which would be decided under this delegation, it being specified that if this operation requires an increase of the Company’s share capital, it must be carried out within the limits set in the Twenty-second resolution above, decides that this delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of the present Annual General Shareholders’ Meeting and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 25, 2020, decides that this authorization shall not be used by the Board of Directors during a public tender offer by a third-party.
Twenty-fourth Resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing shares or securities giving access to the share capital in the scope of a merger-absorption, split or partial contribution of assets decided by the Board of Directors pursuant to item 24 above
The Annual General Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, subject to the adoption of the Twenty-third resolution above,

Annex A-16

acting in accordance with Articles L. 225-129 to L. 225- 129-5 and L. 228-91 of the French Commercial Code,
grants to the Board of Directors the authority to decide to issue, on one or more occasions, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, (including without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities), in compensation for contributions in kind granted to the Company as part of any merger-absorption, split or partial contribution of assets decided by the Board of Directors pursuant of the delegation granted under the Twenty-third resolution above, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use, decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides, as necessary, to waive to the benefit of the shareholders of the absorbed company or the contributing company, the preferential subscription right attached to the ordinary shares or securities to be issued, notes, as necessary, that the present delegation includes, in favor of the holders of the securities to be issued giving access to the Company's share capital, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed the global amount of €164,708.35. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-second resolution above, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital to be completed will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:
–this amount will be increased, if applicable, for any redemption premium above nominal value,
–this amount will be deducted from the overall limit set forth in the Twenty-second resolution above,
–this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, notes that the Board of Directors is granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, at the case maybe, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and, do everything that is required, specifies that this delegation is granted to the Board of Directors for a period of twenty-sixth (26) months as from the date of the present Annual General Shareholders’ Meeting and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 25, 2020.

----

Annex A-17

ANNEX B
FRENCH GAAP STATUTORY FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the statutory financial statements included in this Annex B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO SA

32 rue Blanche
75009 Paris

ANNUAL FINANCIAL STATEMENTS
for the fiscal year ending on
December 31, 2021

Annex B-1

INCOME STATEMENT

In Euros		2021	2020

Revenue		26,735,221	16,941,170
NET TURNOVER		26,735,221	16,941,170
Capitalized in-house production		16,848,464	9,345,326
Reversals of provisions and depreciation		26,317,358	24,253,235
Other income		475,334,854	436,964,867

OPERATING REVENUES TOTAL	I	545,235,897	487,504,599

Other purchases and external costs		187,253,677	150,119,123
Taxes and duties		5,381,538	7,191,492
Payroll expenses		80,952,229	82,815,924
Social charges		73,483,120	69,355,152

OPERATING PROVISIONS
On fixed assets :	depreciation and amortization expenses	40,171,942	40,005,780
impairment expenses
On current assets: allowance for bad debt and other current assets provisions		17,324	39,702
Provisions for contingent liabilities		26,260,381	24,253,235

Other expenses		63,609,348	66,272,009

OPERATING EXPENSES TOTAL	II	477,129,558	440,052,418
1. OPERATING PROFIT OR LOSS (I - II)		68,106,340	47,452,181

Interests on intercompany funding		9,344,905	62,568,947
Other interest and similar income		368,307	604,764
Reversals of FX Provisions and depreciations		43,109,796	13,741,963
Currency exchange gains		37,747,845	51,496,378
Proceeds from sale of short-term investments		—	—

FINANCIAL INCOME TOTAL	V	90,570,854	128,412,052

FX Provisions and financial assets impairment		3,048,402	43,458,389
Interest and similar charges		1,188,253	2,356,729
Currency exchange losses		74,529,490	52,627,550
Losses from sale of short-term investments		—	—

FINANCIAL EXPENSES TOTAL	VI	78,766,144	98,442,668
2. FINANCIAL PROFIT OR LOSS (V - VI)		11,804,710	29,969,385
3. CURRENT PROFIT OR LOSS BEFORE TAX (I - II + III - IV + V - VI)		79,911,050	77,421,566

Income on non-current Operating transactions		—	84,201
Income on non-current capital transactions		5,130,095	518,996
Non-current provisions and depreciations reversals		645,418	25,099

EXCEPTIONAL INCOME	VII	5,775,513	628,296

Expenses on non-current Operating transactions		6,772,726	4,795
Expenses on non-current capital transactions		2,757,820	291,177
Non-current provisions expenses		4,115,370	1,326,295

EXCEPTIONAL EXPENSES	VIII	13,645,917	1,622,267
4. EXCEPTIONAL PROFIT OR LOSS (VII - VIII)		(7,870,404)	(993,970)
Employee profit sharing	IX	—	—
Income tax	X	(3,216,030)	(4,054,874)
TOTAL INCOME	(I + III + V + VII)	641,582,264	616,544,948
TOTAL EXPENSES	(II + IV + VI + VIII + IX + X)	566,325,588	536,062,479

5. PROFIT OR LOSS		75,256,676	80,482,469

Annex B-2

BALANCE SHEET - ASSET

In Euros		Gross	Amortization, depreciation and provision	2021 Net	2020 Net

INTANGIBLE FIXED ASSETS
Establishment costs
Research and development costs
Concessions, patents, licenses, trade mark, processes, software, right and similar assets		74 897 736	-61 427 127	13 470 608	13 031 037
Goodwill		51 754 813		51 754 813	51 754 813
Other intangible fixed assets		12 397 622		12 397 622	7 879 328
Advance payment on intangible fixed assets

TANGIBLE FIXED ASSETS
Land
Constructions
Technical installations, plant and machinery, equipment and fixtures
Other tangible fixed assets		153 676 693	-98 603 751	55 072 941	82 087 696
Tangible fixed assets in progress		811 114		811 114	346 455
Advance payment on tangible fixed assets		120 079		120 079	0

FINANCIAL FIXED ASSETS
Participating interests
Long-term equity interests		420 704 265	-2 995 571	417 708 695	133 490 614
Portfolio long-term investment securities		50 426 982		50 426 982	304 894 362
Other long-term investment securities
Loans		0		0	0
Other financial fixed assets		73 449 943	-1 364 390	72 085 554	29 298 017

TOTAL II		838 239 247	-164 390 839	673 848 408	622 782 322

STOCKS AND WORK IN PROGRESS

Payments on account on orders		2 091 933		2 091 933	172 985

OPERATING DEBTS RECEIVABLE
Trade debtors and related accounts		82 021 079	-17 324	82 003 755	73 397 286
Other operating debt receivable		148 179 274		148 179 274	157 951 338
Subscribed capital - called but not paid

OTHER CURRENT ASSETS
Short-term financial instruments		43 219 137		43 219 137	46 606 245
Cash balances		369 748 956		369 748 956	323 411 035

OTHER ASSETS ACCRUAL
Prepaid expenses		11 925 224		11 925 224	9 756 058

TOTAL III		657 185 603	-17 324	657 168 279	611 294 946

Loan issue costs to be spread	IV	393 467		393 467	680 928
Loan redemption premiums	V
Realizable exchange losses	VI	2 760 941		2 760 941	43 109 796

GRAND TOTAL (I to VI)		1 498 579 258	-164 408 163	1 334 171 095	1 277 867 993
Annex B-3

BALANCE SHEET - LIABILITIES AND EQUITY

In Euros			2021	2020

CAPITAL AND RESERVES
Capital	(of which paid up :	1 647 084)	1 647 084	1 656 803
Premiums on shares issued, mergers, contributions			283 155 431	287 355 579
Revaluation reserve
Legal reserve			231 991	231 991
Statutory or contractual reserves
Tax-regulated reserves			13 966 546	13 966 546
Other reserve
Profit or loss carried forward			631 679 222	551 183 194
PROFIT OR LOSS for the financial year			75 256 676	80 482 469
Investment grants
Tax-regulated provisions

		TOTAL I	1 005 936 950	934 876 581

OTHER PRIVATE FUNDS
Proceeds from issues of equity instruments
Conditional advances

		TOTAL II	0	0

PROVISIONS FOR LIABILITIES AND CHARGES
Provisions for contingent liabilities			32 509 782	68 651 133
Provisions for charges

		TOTAL III	32 509 782	68 651 133

DEBTS PAYABLE
Convertible debenture loans
Other debenture loans
Financing from financial institutions			171 257	1 215 479
Other financing			155 546 204	189 802 961
Payments on account received on orders in progress
Trade creditors and related accounts			56 213 104	36 568 286
Tax and social security debts payable			67 269 782	44 106 488
Creditors for fixed assets and related accounts			759 667	376 465
Other debts payable			8 137 684	802 671

OTHER LIABILITIES ACCRUAL
Deferred income			0	0

		TOTAL IV	288 097 700	272 872 349

Realizable exchange gains		V	7 626 663	1 467 930

	GRAND TOTAL (I to V)		1 334 171 095	1 277 867 993

Annex B-4

NOTES TO THE ACCOUNTS
The notes presented thereafter are part of the financial statements prepared for the year ending December, 31 2021.These concern the annual accounts of Criteo SA, a company registered with the Paris Trade Register under number 484 786 249, and whose registered office is located at 32 Rue Blanche in Paris (75009). This company is the consolidating company of the Criteo Group.

The fiscal year is for a 12 months period, from January 1, 2021 to December 31, 2021.

1.Accounting principles and methods
1.1     Rules and methods of evaluation
1.2     Significant events
1.3     Subsequent events

2.Balance sheet information
2.1     Fixed assets and depreciation
2.2    Provisions details
2.3    Maturities of receivables and liabilities
2.4    Other intercompany balance sheet accounts
2.5    Accrued income
2.6     Accrued expenses
2.7     Prepaid expenses and income
2.8     Share capital
2.9    Changes in equity
2.10     Translation difference on receivables and liabilities labelled in foreign currency

3.Income statement information
3.1     Revenue breakdown
3.2     Income taxes details
3.3     Other intercompany income statement accounts
3.4    Extraordinary income and expenses
3.5    Employee profit sharing

4.Financial commitments and additional information
4.1     Financial commitments
4.2     Increase and decrease in future tax liabilities
4.3    Compensation allocated to members of the board of directors and management board
4.4     Workforce
4.5     Retirement obligations
4.6     Employment tax credit
4.7     Audit fees information
4.8     List of subsidiaries and percentage of ownership

Annex B-5

Part 1 - Accounting principles and methods
The financial statements for the past fiscal year were drafted and presented in accordance with the accounting rules and the principles established by Article 121-1 to 121-5 et seq. of the 2018 French General Accounting Plan.

The accounting conventions were applied in accordance with several French regulatory sources including the French Commercial Code, the Accounting Decree of 11/29/83, as well as ANC Regulation 2014-03 of June 5th, 2014 modified by the last ANC regulation 2018-07 of December 10th, 2018.

The main accounting methods applied when preparing the financial statements are presented below. These methods have been continuously applied at the end of the current and previous fiscal years based on principle of continuity of operation and independence of financial exercices.

The basic method selected to evaluate the accounting items is the historic cost method.

1.1.     Rules and methods of evaluation
1.1.1    Intangible assets
Acquired intangible assets are recorded on the balance sheet at their cost of acquisition or their contribution value, less cumulated amortization and impairment expenses. When their useful life is definite, the cost of the intangible assets, less their remaining value, as applicable, is depreciated over the anticipated period of use by the Company. This period is determined on a case-by-case basis according to the nature and characteristics of the elements included in this section. When their useful life is indefinite, the intangible assets are not depreciated but are subjected to systematic annual impairment testing.

The software is depreciated on a pro-rata basis between 1 and 5 years.

1.1.2    Goodwill
The Company goodwill comes from:
–€2,958,983 technical loss recorded when cancelling the AdQuantic SAS company shares on August 15, 2014 in exchange of the contribution received during the merger.
–€4,607,675 technical loss recorded when cancelling the Monsieur Drive SAS company shares on November 3, 2016 in exchange of the contribution received during the merger.
–€1,673,886 technical loss recorded when cancelling the Adspirit Software SAS company shares on July 2, 2019 in exchange of the contribution received during the merger.
–€42,514,269 technical loss recorded when cancelling the Storetail Marketing Services company shares on August 10th, 2020 in exchange of the contribution received during the merger.

Goodwill is accounted for its cost of acquisition. It is not amortized but instead subject to impairment test. In the event that the recoverable value is lower than the net carrying value, the difference is recognized as an impairment loss.

Annex B-6

1.1.3    Tangible fixed assets
Tangible fixed assets are accounted for at their acquisition cost (purchase price and accessory costs, excluding acquisition expenses for fixed assets) less cumulative depreciation.

Depreciation is calculated on a straight line basis over the assets estimated useful lives.

-	Fixtures and fittings	8 to 10 years
-	Office and computer equipment	1 to 5 years
-	Miscellaneous equipment	5 years

1.1.4    Other financial investments
The gross value is represented by the cost of purchase, excluding accessory costs. When the fair value is less than the carrying value, depreciation expense is recorded for the amount of the difference.
Depreciation are recognized in financial result.
Loans to subsidiaries are recognized as long-term investments securities from fiscal year 2018 and accounted for their nominal value. All those assets are depreciated if there is a risk related to repayment.

1.1.5    Receivables
Receivables are accounted for the nominal value and current asset allowance is recorded when the fair value of the asset is less than the carrying value.

1.1.6    Cash and cash equivalents
They include liquidity, bank deposits, and other highly liquid short-term investments with initial maturity dates of less than or equal to three months. The bank overdrafts are shown in the current liabilities section of the balance sheet under "loans and financial liabilities."

1.1.7    Capital increase related cost
Capital increase related cost are offset against paid-in capital according to the preferential method on a one-time basis, net of taxes.

1.1.8    Financial liabilities
The financial liabilities include loans and other interest-bearing liabilities.

1.1.9    Provisions for risks and charges
Provisions are recorded when there is an obligation to a third party for which an outflow of resources to this third party is probable or certain without expecting at least equivalent consideration from this third party. This obligation may be legal, regulatory, or contractual or it may arise from the company's practices. The estimated amount of provisions corresponds to the outflow of resources that the company is likely to support to fulfil its obligation.
Annex B-7

The provisions for risks and charges are comprised of provisions for corporate and tax risks, among others.

1.1.10    Accounts payable
Trade payables and related accounts are assessed at their nominal value.

1.1.11    Currency operations
Currency expenses and income are recorded at their exchange value as of the transaction date.

Currency liabilities, receivables, and liquidity are recorded on the balance sheet at their exchange value in effect at the end of the fiscal year. The difference resulting from the discounting of the currency liabilities and receivables at this last rate is indicated in the balance sheet as the "translation difference."

Unrealized exchange losses are covered by a provision for risks as required by French GAAP.

1.1.12    Revenue
The components of revenue mainly include services billed to group subsidiaries and sub-rental products.

1.1.13    Other income
The other income essentially includes the performance of services and other revenue billed to the subsidiaries of the group.

1.1.14    Research & development costs
The total research and development costs and expenses recorded for the fiscal year amounted to €83,880,752 euros.

1.1.15    Financial profit or loss
    In addition to the financial result of the foreign currency transactions described in 1.1.11, the financial result mainly consists of dividends and interest paid by the subsidiaries as well as movements relating to provisions for foreign exchange losses.

1.1.16    Extraordinary profit or loss
The extraordinary profit or loss represents the income or expenses associated with events or transactions that are clearly separate from the company's ordinary activities that are not expected to reoccur on a frequent or regular basis.

1.1.17    Financing implementation costs
The costs for implementing financing or opening credit lines are spread over the duration of the contracts.

Annex B-8

1.1.18    Tax consolidation
Criteo SA is the parent company of a tax group which since January 1, 2011 consists of Criteo France SAS located at 32 rue Blanche 75009 Paris and since January 1, 2017 of Criteo Finance SAS located at 32 rue Blanche 75009 Paris. Storetail Markeking Services SA which was located at 32 rue Blanche 75009 Paris which was part of the tax Group since January 1, 2019 has been merged into Criteo SA on 2020.

The subsidiaries accounted for their tax expenses as if there was no consolidation. Criteo Group has elected to adopt a neutral fiscal regime. The parent company records its taxes to reflect the tax savings generated by the consolidation.

1.2        Significant events

Share repurchase program

On October 25, 2018 Criteo's Board of Directors authorized a share repurchase program of up to $80.0 million (€70.5 million) of the Company’s outstanding American Depositary Shares. As of December 31, 2018, 3.5 million shares were held as treasury shares. We completed this share repurchase program in 2018.

On February 8, 2019, the Board of Directors authorized the reduction of capital resulting in the formal retirement of 1.6 million treasury shares.

On July 26, 2019, Criteo's Board of Directors authorized a share repurchase program of up to $80.0 million (€71.4 million)of the Company's outstanding American Depositary Shares. As of December 31, 2019, 3.2 million shares were held as treasury shares as part of the share repurchase program authorized on July 26, 2019.

On April 23, 2020, Criteo's Board of Directors authorized a share repurchase program of up to $30.0 million (€26.3 million) of the Company's outstanding American Depositary Shares. We completed this share repurchase program in July 2020.

On February 5, 2021, Criteo's Board of Directors authorized a share repurchase program (the “SBB4”) of up to $100.0 million (€84.9million) of the Company's outstanding American Depositary Shares (the “First SBB4 Tranche”) that was later extended, by a Board of Directors’ decision dated October 28,2021, to $175 million.
The First SBB4 Tranche was completed in December 2021.
As of December 31, 2021, Criteo has 5,207,873 treasury shares which may be used to satisfy the company’s obligations under its employee equity plans upon RSU vesting in lieu of issuing new shares, and for M&A activity.

Annex B-9

EUROS	SBB2 - Treasury Shares Repurchased for Merger & Acquisition 2019	SBB2 - Treasury Shares Repurchased for RSU Vesting 2019 & 2020	SBB3 - Treasury Shares Repurchased for Merger & Acquisition 2020	SBB3 - Treasury Shares Repurchased on for RSU Vestings 2020	SBB4 - Treasury Shares Repurchased for Merger & Acquisition 2021	SBB4 - Treasury Shares Repurchased on for RSU Vestings 2021	Balance at December 31, 2021
Balance sheet section	Other financial fixed assets	Investment securities	Other financial fixed assets	Investment securities	Other financial fixed assets	Investment securities	Total
Treasury Shares Repurchased Number	1,498,709	3,001,291	952,386	1,147,614	0	0	6,600,000
Acquisition value	25,727,248	43,857,007	10,423,059	12,098,826	0	0	92,106,140
Vested shares in 2019 & 2020		967,464	0	0	0	0	967,464
Vested shares in 2019 & 2020 (value)		15,050,463	0	0	0	0	15,050,463
Treasury Shares Repurchased Number at the end of the period	1,498,709	2,033,827	952,386	1,147,614	0	0	5,632,536
Provision (average exchange rate)	0	0	0	0	-1,364,390		-1,364,390
Treasury Shares Repurchased Number in 2021	0	0	0	0	1,842,370	805,372	2,647,742
Acquisition value	0	0	0	0	60,476,080	24,371,720	84,847,800
Cancellation of shares in 2021	1,498,709	0	0	0	0	0	1,498,709
Cancellation of shares in 2021 (value)	25,727,248	0	0	0	0	0	25,727,248
Vested shares in 2021	0	1,573,696	0	0	0	0	1,573,696
Vested shares in 2021 (value)	0	23,128,022	0	0	0	0	23,128,022
Vested/cancelled shares 2019 to 2021	1,498,709	2,541,160	0	0	0	0	4,039,869
Vested/cancelled shares 2019 to 2021 (value)	25,727,248	38,178,485	0	0	0	0	63,905,733
Treasury Shares Repurchased Number at the end of the period 2021	0	460,131	952,386	1,147,614	0	0	2,560,131
Revaluation at the end of the period		-246,711	71,286	-172,934	1,954,906	1,489,720	3,096,267
Revaluation at the end of the period	0	5,431,811	10,494,345	11,925,892	61,066,596	25,861,440	114,780,083

Annex B-10

Conversion of loan

On January 1st, 2021, the intercompany debt owed by the American subsidiary Criteo Corp. to its sole stockholder, Criteo SA, was converted into additional paid-in-capital for $ 331.5 million increasing Criteo SA amount of share investment consequently.

Annex B-11

1.3    Subsequent events
On February 3, 2022, Criteo’s Board of Directors authorized the extension of the SBB4 to $280 million of the Company’s outstanding American Depositary Shares (the “Third SBB4 Tranche”).

Annex B-12

Part 2 - Balance sheet information

2.1    Fixed assets and depreciation

Movements in fixed assets and depreciation are reported in the tables below:

GROSS VALUES (Euros)	As of Jan.1, 2021	Acquisitions	Reclassifications	Conversion of branches into subsidiaries	Disposals	As of Dec. 31, 2021

Intangible assets

Concessions and patents	66,277,720	3,812,914	5,068,198	-	261 096	74,897,736
Goodwill	51,754,813	0	-	-	-	51,754,813
Other intangible fixed assets	7,879,328	9,586,492	(5,068,198)	-	-	12,397,622
	125,911,861	13,399,406	-	-	261 096	139,050,171

Tangible fixed assets

General equipment, fixtures, and fittings	4,359,248	-	0	-	3 103 848	1,255,400
Office and computer equipment, furniture	198,970,285	7,323,707	149,761	-	54,022,460	152,421,293
Assets under construction	346,455	614,419	(149,761)	-	-	811,114
Advance payments and deposits	-	120 079	-	-	-	120 079
	203,675,988	8,058,205	-	-	57,126,308	154,607,886

Other financial assets

Other financial investments	136,486,184	284,218,081	-	-	0	420,704,265
Portfolio long-term investment securities	304,894,362	21,525,822	-	-	275,993,203	50,426,982
Loans and other financial	29 392 813	76 283 840	-	-	32,226,709	73,449,943
	470,773,359	382,027,743	-	-	308,219,912	544,581,191

TOTAL	800 361 209	403 485 354	-	-	365 607 316	838 239 247

Annex B-13

DEPRECIATION (Euros)	As of Jan.1, 2021	Increase	Decrease	Conversion of branches into subsidiaries	As of Dec. 31, 2021

Intangible assets

Concessions and patents	53,246,684	8,401,092	220 649	-	61,427,127
	53,246,684	8,401,092	220 649	-	61,427,127

Tangible fixed assets

General equipment and fixtures	4,077,811	115,656	3 018 238	-	1,175,229
Office and computer equipment and furniture	117,164,027	31,655,193	51,390,697	-	97,428,523
Assets under construction	-	-	-		-
	121,241,837	31,770,849	54,408,935	-	98,603,751

TOTAL	174 488 521	40 171 942	54 629 584	-	160 030 879

Movements during the fiscal year affecting deferrals over several fiscal years	Net amount at beginning of fiscal year	Increase	Depreciation and amortization	Net amount at end of fiscal year
Expenses to be deferred over several fiscal years	680 928	-	287 461	393 467

Annex B-14

2.2    Provisions details
The movements of provisions are reported below:

PROVISIONS (Euros)	As of Jan.1, 2021	Increase	Used reversals	Not used reversals including branches transformation	As of Dec. 31, 2021

Provisions for risks and charges

Provisions for disputes	1,288,102	1,000,980	388,915	161,707	1,738,460
Provisions for guarantees given to customers	-	-	-	-	-
Provisions for losses on futures markets	-	-	-	-	-
Provisions for fines and penalties	-	-	-	-	-
Provisions for exchange losses	43,109,796	2,760,941	-	43,109,796	2,760,941
Provisions for pensions and similar obligations	-	-	-	-	-
Provisions for taxes	-	-	-	-	-
Provisions for renewal of fixed assets	-	-	-	-	-
Provisions for major repairs	-	-	-	-	-
Provisions for social security and tax charges on paid vacation	-	-	-	-	-
Other provisions for risks and charges	24,253,235	28,010,381	24,253,235	-	28,010,381
	68,651,134	31,772,302	24,642,150	43,271,503	32,509,782

Depreciation and amortization

On intangible assets	-	-	-	-	-
On tangible assets	-	-	-	-	-
On equity-method investments	-	-	-	-	-
On equity interests	2,995,571	-		-	2,995,571
On other financial investments	94,796	1,364,390	-	94,796	1,364,390
On inventory and work in progress	-	-	-		-
On accounts receivable	56,977	17,324	-	56,977	17,324
Other depreciation	-	-	-	-	-
	3,147,343	1,381,714	-	151,773	4,377,284

GENERAL TOTAL	71 798 477	33 154 016	24 642 150	43 423 276	36 887 066
operating		26 277 705	24 310 212
financial		3 048 402	43 109 796
extraordinary		4 115 370	645 418
“Other provisions for risks and charges” corresponds mainly to future vestings

Annex B-15

2.3    Maturities of receivables and liabilities

2.3.1    Maturity of receivables

Schedule of receivables (Euros)	Gross amount	Up to 1 year	More than 1 year

Portfolio long-term investment securities	50,426,982	-	50 426 982
Loans	-	-	-
Other financial investments	73,449,943	73,449,943	-
Doubtful or disputed receivables	-	-	-
Other trade receivables	82,021,079	82,021,079	-
Other social security receivables	114 857	114 857	-
Income taxes	31,345,539	31,345,539	-
Value-added tax	12,457,197	12,457,197	-
Other taxes, duties, and social security payments	3,285,518	3,285,518	-
Group and partners	92,317,515	92,317,515	-
Sundry debtors	8,658,648	8,658,648	-
Prepaid expenses	11,925,224	11,241,435	683 789

TOTAL	366 002 503	314 891 731	51 110 771

Amount of loans granted during fiscal year	21 604 535
Amount of loans refund during fiscal year	275 993 203

2.3.2    Maturity of liabilities

Schedule of liabilities (Euros)	Gross amount	Up to 1 year	Between 1 and 5 years	More than 5 years

Loans, debts, and credit with a maximum 1 year maturity	-	-	-	-
Loans, debts, and credit for more than 1 year maturity	171,257	0	171,257	-
Miscellaneous loans and financial liabilities	-	-	-	-
Trade payables and related accounts	56,213,104	56,213,104	-	-
Personnel and related accounts	22,588,437	22,588,437	-	-
Social security and other social bodies	24,051,156	24,051,156	-	-
Income taxes	12 206 353	-	-	-
Value-added tax	8,383,475	8,383,475	-	-
Other taxes, duties, and related	0	—	-	-
Debts on fixed assets and related accounts payable	759,667	759,667	-	-
Group and partners	155,586,566	155,586,566	-	-
Other liabilities	8,137,684	8,137,684	—	-
Prepaid income	-	-	-	-

TOTAL	288,097,699	275,720,089	171,257	-

Loans obtained during the fiscal year	-
Loans repaid during the fiscal year	1 054 500
Loans, debts contracted with partners	-

Annex B-16

2.4    Other intercompany balance sheet accounts

Other intercompany balance sheet accounts (Euros)	Intercompany balance from		Other intercompany bills of exchange receivables and payables
	More than 10% own	Less than 10 % own

Subscribed capital called but unpaid

Intangible assets

Advance payments and deposits

Tangible fixed assets

Advance payments and deposits

Other financial assets

Holdings		420,704,265
Receivables attached to holdings		50,426,575
Loans		-
Other equity investments
Other financial investments

Total fixed assets	-	471,130,841	-

Advance payments on orders
Receivables
Trade and other receivables		81,236,074
Other receivables		92,310,920
Subscribed capital called but unpaid

Total receivables	-	173,546,994	-

Marketable securities
Cash and cash equivalents

Liabilities

Convertible bonds
Other bond issues
Loans and other liabilities toward credit institutions
Miscellaneous loans and financial liabilities		155 534 523
Advances and deposits received on current orders
Trade payables and related accounts		18 932 123
Debts on fixed assets and related accounts payable
Other liabilities		7 343 878

Total liabilities	-	181 810 523	-
Transactions between related parties are concluded under normal market conditions. Therefore, they do not require additional information as referred to in Article R.123-198 11.
Annex B-17

2.5    Accrued income

Accrued income	2021	2020

Intercompany AR	545,388	624,507
Other equity investments	-	-
Loans	-	-
Other financial investments	-	-
Trade and other receivables	1,645,185	6,663,748
Other receivables	131 313	0
Marketable securities	-	-
Cash and cash equivalents	194,702	160,002

Total (Euros)	2 516 587	7 448 256

2.6    Accrued expenses

Accrued expenses	2021	2020

Convertible bonds	-	-
Other bond issues	-	-
Loans and other liabilities toward credit institutions	-	-
Miscellaneous loans and financial liabilities	-	-
Trade payables and related accounts	31,976,196	14,449,720
Tax and social security liabilities	42,103,428	32,256,796
Debts on fixed assets and related accounts payable	572,038	338,231
Other liabilities	7 343 878	0

Total (Euros)	81 995 539	47 044 747

2.7    Prepaid expenses and income

Deferred income	2021	2020

Operating income	-	-
Financial income	-	-
Exceptional income	-	-

Total (Euros)	-	-

Prepaid expenses	2021	2020

Operating expenses	11 925 224	9,756,058
Financial expenses	-	-
Exceptional expenses	-	-

Total (Euros)	11 925 224	9,756,058

Annex B-18

2.8    Share capital

Different categories of securities	Nominal value		Number of securities
	At start of fiscal year	At end of fiscal year	At start of fiscal year	Created	Reimbursed	At end of fiscal year
Ordinary shares	0.025	0.025	66,272,106	1,109,950	1,498,709	65,883,347
Share capital consisted of 65,883,347 shares with a nominal value of €0.025; the share capital amounted to €1,647,084.
Share Options Plans and Employee Warrants Grants (BSPCE)

The board of directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options plans as follows:
•Issuance of 2,112,000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2,112,000 BSPCE until April 24, 2010 (“Plan 1”);
•Issuance of 1,472,800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1,472,800 BSPCE until October 16, 2010 (“Plan 2”);
•1,584,000 OSA, authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1 584 000 OSA until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2,700,000 OSA or BSPCE (“Plan 3”);
•Issuance of 361,118 BSPCE, granted to Criteo’s co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);
•2,800,000 BSPCE or OSA, authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2,800,000 OSA or BSPCE (“Plan 5”);
•1,654,290 BSPCE or OSA, authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1,654,290 OSA or BSPCE (“Plan 6”).
•6,627,237 BSPCE or OSA, authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6,627,237 OSA or BSPCE (“Plan 7”).
•9,935,710 OSA, authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9,935,710 OSA (“Plan 8”). The board of directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and presence condition.
•4,600,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 29, 2016 and 100,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 9”. The board of directors has authorized RSU to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.
•4,600,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 28, 2017 and 120,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 10”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.
•4,200,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 27, 2018 and 150,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 11”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.6,200,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on May 16, 2019 and 175,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 12”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior
Annex B-19

managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.
•6,463,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 25, 2020, such authorizations collectively referred to as “Plan 13”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to members of management, subject to the achievement of internal performance objectives and a presence condition.
•7,800,000 Share Options or RSU's, authorized at the General Meeting of Shareholders on June 15, 2021, such authorizations collectively referred to as “Plan 14”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to members of management, subject to the achievement of internal performance objectives and a presence condition.

Upon the exercise of the BSPCEs or Share Options, we grant beneficiaries newly issued ordinary shares of the Parent. We also grant beneficiaries ordinary shares of the Parent upon the vesting of RSUs. Prior to the beginning of our share repurchase programs described elsewhere in this Form 10-K, these grants relating to vested RSUs were completed using newly issued ordinary shares. Since the initiation of our share repurchase programs, the grants relating to vested RSUs are completed using existing ordinary shares that were repurchased as part of our share repurchase programs.

The BSPCEs and OSAs may be exercised by the beneficiary on the basis of the following vesting schedule for the Plans 1, 2 and 3:
•up to 1/3 of the BSPCE on the first anniversary of the date of grant;
•up to 1/12 at the expiration of each quarter following the first anniversary of the date of grant, and this during 24 months thereafter; and
•at the latest within 10 years from the date of grant.

For the Plan 3 amended to Plan 13, the vesting schedule is as follows:
•up to 1/4 of the BSPCE/share options on the first anniversary of the date of grant;
•up to 1/16 at the expiration of each quarter following the first anniversary of the date of grant, and this during 36 months thereafter.
•The BSPCEs and OSAs may be exercised at the latest within 10 years from the date of grant.

The vesting schedule for the RSUs is as follows:
•50% at the expiration of a two year period;
•6,25% at the expiration of each quarter following the first two years-period during 24 months.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.

Annex B-20

Details of BSPCE/OSA/RSU plans

	Plans 1 & 2	Plan 3	Plan 5	Plan 6		Plan 7	Plan 8
Dates of grant (board of directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	Nov 18, 2011 - May 22, 2012	October 25, 2012	Oct 25, 2012 - April 18, 2013	Sept 3, 2013 - April 23, 2014	July 30, 2014 - June 28, 2016
Vesting period	3 years	3 - 4 years	4 years	1 year	4-5 years	4 years	4 years	4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	-
Expected option life	8 years	8 years	8 years	8 years	8 years	6 - 8 years	6 years	-
Number of options granted	1,819,120	4,289,940	1,184,747	257,688	1,065,520	2,317,374	4,318,551	2,534,262
Type : Share Option (S.O./BSPCE/RSU	BSPCE	BSPCE & OSA	BSPCE & OSA	BSPCE	BSPCE & OSA	BSPCE & OSA	OSA	RSU
Share entitlement per option	1	1	1	1	1	1	1	1
Exercise price	€ 0,45 - € 2,10	€ 0,20 - € 5,95	€ 5,95	€ 8,28	€ 8,28 - € 10,43	€ 12,08 - € 38,81	€ 22,95 - €47,47	-
Performance Conditions	No	Yes (A)	No	Yes (B)	No	No	No	Yes (C)

	Plan 9		Plan 10		Plan 11		Plan 12		Plan 13	Plan 14
Dates of grant (board of directors)	July 28, 2016 - June 27, 2017		July 27, 2017 - June 26, 2018		July 26, 2018 - June 25, 2019		July 25, 2019 - June 24, 2020		June 25, 2020 - December 15, 2020	June 15, 2021 - December 15, 2021
Vesting period	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4.0 years
Contractual life	10 years	-	10 years	—	10 years	—	10 years	—	—	0 years
Expected option life	6 years	-	6 years	—	6 years	—	6 years	—	—	0 years
Number of options granted	502,410	2,556,315	947,565	2,150,498	128,380	2,712,014	515,980	3,733,588	3,058,526	301,338
Type : Share Option (S.O./BSPCE/RSU	OSA	RSU	OSA	RSU	OSA	RSU	OSA	RSU	RSU	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1	1
Exercise price	€38,20 - € 43,45	-	€24,63 - € 28,69	—	€15.86 - €18.72	—	€8.66-€15.67	—	—	—
Performance Conditions	No	Yes (D)	No	No	No	Yes (E)	No	Yes (F)(G)	Yes (G)	Yes (H)

(A) 180 000 OSA are subjected to performance conditions based on contribution excluding traffic acquisition costs targets that were met in 2012.
(B) The conditions of exercise of 257 688 BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, the Group determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.
Annex B-21

(C) On October 29, 2015 and January 29, 2016, the board of directors of the Parent granted a total of 337,960 and 33,010 RSUs to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions taken were confirmed in 2016.
(D) On July 28, 2016 and June 27, 2017 the board of directors of the Parent granted a total of 195,250 RSUs and 135,500 respectively, to certain senior managers, and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016 and 2017 the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions were confirmed in 2017 and 2018.
(E) On July 26, 2018, the board of directors of the Parent granted a total of 203,332 RSU to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2018, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.
(F) On April 25, 2019, the board of directors of the Parent granted a total of 257,291 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2019, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.
(G) On March 3, 2020, October 23, 2020 and December 9, 2020 the Board of Directors of the Parent granted a total of 272,600 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2020, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.
(H) On February 25, 2021, June 14, 2021 and October 28, 2021 the Board of Directors of the Parent granted a total of 261,198 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2021, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Change in Number of BSPCE/OSA/RSU

Balance at December 31, 2019	2,559,534	4,978,987	7,538,521
Granted	140,513	2,684,402	2,824,915
Exercised	(223,934)	—	(223,934)
Vested	—	(1,478,894)	(1,478,894)
Forfeited	(370,355)	(1,230,404)	(1,600,759)
Expired	(3,600)	—	(3,600)
Balance at December 31, 2020	2,102,158	4,954,091	7,056,249
Granted	—	2,501,397	2,501,397
Exercised	(1,100,733)	—	(1,100,733)
Vested	—	(1,570,815)	(1,570,815)
Forfeited	(430,624)	(585,317)	(1,015,941)
Balance at December 31, 2021	570,801	5,299,356	5,870,157

Annex B-22

Breakdown of the Closing Balance

	Plans 1 & 2	Plan 3	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	Plan 10	Plan 11	Plan 12	RSUs	Total
Balance at December 31, 2020
Number outstanding	—	42,644	101,852	20,870	104,131	921,534	97,013	169,754	128,380	515,980	4,954,091	7,056,249
Weighted-average exercise price	€ —	€5,31	€5,95	€9,36	€20,05	€29,82	€41,18	€26,46	€17,32	€13,76	—	€26,81
Number exercisable	—	42,644	101,852	20,870	104,131	921,534	97,013	169,754	56,330	93,867	—	1,607,995
Weighted-average exercise price	€ —	€5,31	€5,95	€9,36	€20,05	€29,82	€41,18	€26,46	€17,32	—	—	€24,87
Weighted-average remaining contractual life	€ —	0.5 years	1.3 years	2.1 years	2.9 years	4.2 years	6.1 years	7.3 years	8.1 years	9.0 years	—	5.8 years
Balance at December 31, 2021
Number outstanding		—	9,400	10,382	45,751	170,006	—	—	52,072	283,190	5,299,356	5,870,157
Weighted-average exercise price	€ —	€ —	€ 5.95	€ 9.37	€ 22.45	€ 30.19	€ —	€ —	€ 17.21	€ 13.50	—	€ 2,604.00
Number exercisable	—	—	9,400	10,382	45,751	170,006	—	—	12,117	7,638	—	255,294
Weighted-average exercise price	€ —	€ —	€5,95	€ 9.37	€ 22.45	€ 30.19	€ —	0	17.79	15.67	—	€ 1,978.00
Weighted-average remaining contractual life	—	—	0.2 years	1.1 years	1.9 years	2.9 years	—	—	7.2 years	8.1 years	—	5.7 years

Non-Employee Warrants (Bons de Souscription d’Actions or BSA)

In addition to the RSUs, OSAs and BSPCE grants, the shareholders of the Parent company also authorized the grant of warrants, as indicated below:
•Plan A : up to 1/8 at the expiration of each quarter following the date of grant, and this during 24 months; and at the latest within 10 years as from the date of grant.
•Plan B : up to 1/3 of the warrants on the first anniversary of the date of grant; then up to 1/12 at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during 24 months thereafter; and at the latest within 10 years as from the date of grant.
•Plan C: up to 1/24 at the expiration of each month following the date of grant, and this during 24 months, and at the latest within 10 years as from the date of grant.
•Plan D (member of the advisory board): up to 1/24 at the expiration of each month following the date of grant, and this during 24 months; and at the latest within 10 years as from the date of grant.
•Plan D (not member of the advisory board): 1/3 at the date of grant; 1/3 at the first anniversary of the date of grant; 1/3 at the second anniversary of the date of grant; and at the latest within10 years as from the date of grant.
•Plans E, F, G, H and I: up to 1/4 of the warrants on the first anniversary of the date of grant; up to 1/16 at the expiration of each quarter following the first anniversary of the date of grant, and this during 36 months thereafter; and at the latest within 10 years from the date of grant.
Annex B-23

Upon exercise of the warrants, the Group offers settlement of the warrants in newly issued ordinary shares of the Parent company.
When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than the average of the closing share price for the last 20 trading days.

Details of Non-employee Warrants

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F	Plan G	Plan H	Plan I
Dates of grant (board of directors)	November 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Mar 1, 2017	July 27, 2017 - Oct 26, 2017	October 25, 2018	October 24, 2019
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years
Expected option life	8 years	8 years	8 years	8 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years
Number of options granted	231,792	277,200	192,000	125,784	38,070	59,480	46,465	125,000	105,680
Share entitlement per warrant	1	1	1	1	1	1	1	1	1
Share warrant price	€ 0.02	€ 0.07 - € 0.11	€ 0.04 - € 0.30	€ 0.43 - € 0.48	€ 9.98 - € 16.82	€ 13.89 - € 17.44	€ 13.88 - € 17.55	€ 6.91	€ 6.81
Exercice price	€ 0.70	€ 0.70	€ 0.70 - € 5.95	€ 8.28 - € 9.65	€ 35.18 - € 41.02	€ 33.98 - € 43.42	€ 35.80 - € 44.37	€ 19.71	€ 17.44
Performance conditions	No	Yes(A)	No	No	No	No	No	No	No

(A)     All the performance conditions relating to Plan B were achieved during the period ended December 31, 2010.

Changes in Number of Non-Employee Warrants

Warrant
Balance at December 31, 2019	363,767
Granted
Exercised	(7,250)
Forfeited	(12,742)
Expired
Balance at December 31, 2020	343,775
Granted
Exercised
Forfeited
Expired
Balance at December 31, 2021	343,775

Breakdown of the Closing Balance
Annex B-24

	December 31, 2020	December 31, 2021
Number outstanding	343,775	343,775
Weighted-average exercise price	€15,12	€15,12
Number exercisable	205,890	343,775
Weighted-average exercise price	17,33	€ 15.12
Weighted-average remaining contractual life	6.8 years	5.8 years

Annex B-25

2.9    Changes in equity

In Euros
Equity at closing of fiscal year N-1 before allocations	854,394,113
Equity at opening of fiscal year N	934,876,581
Contributions received with retroactive effect to the opening of the fiscal year
Equity at opening of fiscal year after retroactive contributions	934,876,581
Changes in the share capital	(9,719)
Changes in the operator account
Changes in issue, merger, contribution premiums, etc.	(4,200,148)
Changes in revaluation differences
Changes in legal, statutory, contractual, and other reserves	—
Changes in regulated reserves
Changes in retained earnings	80,496,029
Changes in investment grants and regulated provisions
- Allocation of profit N-1 to equity (excluding distribution)	(80,482,469)
Changes during the fiscal year	(4,196,307)
Equity at the end of the fiscal year before result	930,680,274
Result of the fiscal year	75,256,676
Equity at the end of the fiscal year after result and before the general shareholders' meeting	1,005,936,950

2.10    Translation difference on receivables and liabilities denominated in foreign currency

Nature of variances	Assets Amount	Difference offset by currency rate hedge	Provision for exchange loss	Amount of Liabilities
	As of Dec.31, 2021			As of Dec.31, 2021

On other non-financial assets	-	-	-	-
On other financial assets	1,787,336	-	1,787,336	5,895,349
On receivables	(735,694)	-	(735,694)	1,573,135
On financial liabilities	540,232	-	540,232	579,975
On accounts payable	1,169,067	-	1,169,067	283,582
On fixed asset liabilities	-	-	-	-

Total (Euros)	2,760,941	-	2,760,941	8,332,042

Annex B-26

Part 3 - Income statement information

3.1    Revenue breakdown

Revenue	France	Abroad	Total

Sales of finished products	-	-	-
Sales of intermediate products	-	-	-
Sales of residual products	-	-	-
Work	-	-	-
Studies	-	-	-
Performance of services	9,550,942	13,268,906	22,819,847
Sales of goods	-	-	-
Income from related activities	3,915,374	-	3,915,374

Total (euros)	13,466,316	13,268,906	26,735,221

3.2    Income taxes detail

Euros	Before taxes	Corresponding taxes	After taxes
+ Earnings before tax	79,911,050	(3,567,380)	83,478,429
+ Extraordinary profit or loss	(7,870,404)	351,350	(8,221,753)
- Employee profit sharing	-	-	-
Accounting result	72,040,646	(3,216,030)	75,256,676

The indicated tax amount corresponds to the sum of the following items:

–Income taxes: 11,157,461 Euros
–Research tax credit: - 14,373,491 Euros

Annex B-27

3.3    Other intercompany income statement accounts

Other intercompany income statement accounts (Euros)	Intercompany balance from		Other intercompany bills of exchange receivables and payables
	More than 10 % own	Less than 10 % own

Operating expenses	-	131,644,851	-
Financial expenses	-	34,459	-
Extraordinary expenses	-	-	-

Total Expenses	-	131,679,310	-

Operating income	-	(500,139,504)	-
Financial income	-	(9,299,983)	-
Extraordinary income	-	0	-

Total Income	-	(509,439,487)	-
3.4    Extraordinary income and expenses

Exceptional income	Amount

Income on non-current Operating transactions	-
Income from assignments of assigned tangible assets	5,130,095
Non-current provisions and depreciations reversals	645 418

Total (euros)	5 775 513

Exceptional expenses	Amount

Penalties and fines	6 745 000
Debt write off	27 726
Book values of assigned tangible fixed assets	2 757 820
Depreciation, amortization, and exceptional provisions	4 115 370

Total (euros)	13 645 917

Exceptionnal result is mainly composed of early termination fees for Rue Blanche facilities (€ 6.7m) and realized gains for datacenters decommisionning (€ 2.3m).
3.5    Employee profit sharing
The amount paid in 2021 for employee profit-sharing is zero.

The amount of employee profit-sharing recognized for the 2021 financial year is zero.

Annex B-28

Part 4 - Financial commitments and additional information

4.1    Financial commitments

Commitments given	Amount (euros)

Discounted bills not due
Endorsements, bonds, and guarantees
Movable property lease commitments
Real estate lease commitments
Commitments regarding pensions, retirement, and similar obligations	4,558,151
Other commitments given	75 694 318
Autonomous bank guarantee	3,143,629

Total (1)	83,396,098

(1) Including:	-
- managers	-
- subsidiaries	-
- holdings	-
- affiliated companies	-
Commitments backed by collateral	-

Commitments received	Amount

Other commitments received

Total	-

Reciprocal commitments	Amount

Total (euros)	-
The other commitments indicated primarily include future minimum payments on real estate, hosting, and other non-cancellable commitments.

Annex B-29

4.2    Increases and reductions in future tax liabilities

Increases in future tax liabilities	Amount

Regulated provisions:
Accelerated depreciation
Provisions for price increases
Provisions for price fluctuation

Other:
2020 unrealized exchange loss	884 136

Total (euros)	884 136

Decreases in future tax liabilities	Amount

Provisions not deductible for their accounting year:
Provisions for paid vacation
Employee profit sharing	-

Other:
C3S 2020	236 352
2020 construction effort	109 661
Provision for 2020 exchange loss	884 136
2020 unrealized exchange loss	2 442 286

Total (euros)	3 672 435

4.3    Compensation allocated to members of the Board of Directors, Management Board, and Supervisory Board
The compensation of managers by category is not provided because it could be used to identify the situation of a given member of the governing bodies. In 2021, € 1,882,984 were paid to the Company's directors as attendance fees.
In accordance with the legislation in force, no advances or credits were granted to the Company Executives or Corporate Officers.

Annex B-30

4.4    Workforce

as of Dec. 31, 2021
Executives	868
Supervisors and technicians
Employees
Workers
Total	868

4.5    Retirement obligations
Commitments related to retirement benefits were estimated on December 31, 2021 using the retrospective method. This method takes into account the current age and seniority of each employee, their life expectancy until the 65 years of age, and the probability of their remaining in the company at that age.
The selected scale concerning the number of months of compensation pay is the scale from the SYNTEC collective bargaining agreement; the amount of retirement benefits is equal to one month per year in the company, plus 1/5 of a month starting from the 6th year.
The calculation is estimated using the compensation paid in 2021 and takes into account a rotation rate by age segment of between 0% and 17.8%, a discount rate of 0.85%, a wage revaluation rate of 5%, and a social security contribution rate of 49%.
The retirement obligations amounted to €4,558,151 in 2021.

14.7    Audit fees information
The auditors’ fees invoiced for the Criteo SA statutory and consolidated audits amounted to €124,000 for the financial year ended in 2021.

Annex B-31

14.8    List of subsidiaries and percentage of ownership

Subsidiaries	Gross value of shares	Net value	Advance, guarantees & securities	Capital	Equity (excluding capital) before allocation of 2021 result	% of ownership	Dividends distributed in 2021	2021 Revenue	2021 Net Result
	(€)	(€)	(€)	(€)	(€)		(€)	(€)	(€)

Criteo France (France)	24,062,257	24,062,257	0	1,297,056	37,068,766	100%	0	166,661,059	(982,201)
Criteo Ltd (UK)	14,049,751	14,049,751	19,976,051	119,009	(384,555)	100%		89,815,445	(1,928,446)
Criteo GmbH (Germany)	512,404	512,404	27,891,155	25,000	9,596,254	100%	(5,000,000)	262,255,573	1,422,975
Criteo BV (Netherlands)	100,000	100,000	0	100,000	2,647,666	100%	(1,010,000)	47,435,210	303,172
Criteo Corp (United States)	337,965,223	337,965,223	0	73,540,063	234,073,513	100%		854,797,680	29,519,817
Criteo Do Brazil Desenvolvimento De Serviços De Internet LTDA (Brasil)	2,126,831	2,126,831	0	1,229,951	(2,919,968)	100%		48,859,964	(298,879)
Criteo Australie PTY (Australia)	71	71	9,414,986	64	(7,788,041)	100%		28,209,608	(167,223)
Criteo KK (Japan)	63,766	63,766	0	84,369	78,438,972	66%		264,631,739	9,005,310
Criteo SRL (Italy)	20,000	20,000	1,867,484	20,000	5,310,921	100%	0	52,387,721	(1,364,110)
Criteo Singapore PTE Ltd (Singapore)	24,082,777	24,082,777	0	23,846,083	(15,196,112)	100%		37,820,890	(198,841)
Criteo LLC (Russia)	305,709	305,709	0	117	355,665	100%	(1,383,898)	29,503,233	268,486
Criteo Espana S.L. (Spain – Madrid)	3,000	3,000	3,057,948	3,000	2,769,241	100%		34,507,834	(345,003)
Criteo Europa MM S.L. (Spain – Barcelona)	3,000	3,000	(11,073,702)	3,000	2,816,638	100%	0	437,290	5,989,780
Criteo MEA FZ LLC (Dubai)	12,937	12,937	(1,120,317)	11,885	3,080,575	100%		20,892,120	(61,339)
Criteo Reklmacilik Hzimztleri ve Ticaret AS (Turkey)	1,206,576	1,206,576	0	446,385	(174,252)	100%		19,076,789	(352,893)
Criteo Canada Corp. (Canada)	1	1	3,720,884	1	2,973,611	100%		24,639,828	81,937
Criteo Finance SAS (France)	10,000	10,000	3,314,033	10,000	(520,959)	100%		18,325,050	(850,756)
Criteo India Private Limited (India)	3,139,888	3,139,888	0	3,146,177	(1,168,534)	100%		9,641,267	196,116
Criteo Korea Ltd (Korea)	78,342	78,342	0	74,273	4,893,827	100%		92,657,554	1,145,896
Criteo Nordics AB (Sweden)	4,876	4,876	1,463,923	4,878	1,042,054	100%		30,368,532	(35,304)
Mad Yourself (United States)	2,995,571	0	0	883	186,297	100%		0	0
Condigolabs (France)	1,000,000	1,000,000	0	166,667	634,000	40%		0	0
Doobe In Site Ltd (Israel)	4,658,241	4,658,241	10,425,755	2,844	(10,076,794)	100%		2,331,165	7,144,931
Criteo Technology (France)	10,000	10,000	0	10,000	0	100%		0	0
Source: subsidiaries’ accounts presented in US GAAP (internal group reporting standard) converted to euros.
Annex B-32

ANNEX C
IFRS CONSOLIDATED FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the consolidated financial statements included in this Annex C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

Consolidated Financial Statements
for the year ending December 31, 2021

Annex C-1

CONSOLIDATED STATEMENTS OF INCOME

(In thousands of euros)	Notes	December 31, 2019	December 31, 2020	December 31, 2021

Revenue	7	2,020,115	1,816,441	1,905,790
Traffic acquisition costs	8	(1,174,590)	(1,093,376)	(1,127,294)
Other cost of revenue	8	(104,697)	(119,359)	(116,757)
Gross Profit		740,828	603,706	661,739
Research and development expenses	8/9	(153,734)	(114,932)	(128,002)
Sales and operations expenses	8/9	(337,443)	(287,725)	(274,035)
General and administrative expenses	8/9	(124,465)	(102,199)	(128,553)
Income from Operations		125,186	98,850	131,149
Financial and Other income (expense)	11	(9,388)	(4,434)	(1,363)
Income before taxes		115,798	94,416	129,786
Provision for income taxes	12	(34,083)	(28,293)	(13,883)
Net income		81,715	66,123	115,903
- Available to shareholders of Criteo S.A.		77,120	63,554	113,207
- Available to non-controlling interests		4,595	2,569	2,696

Basic earnings per share (in € per share)	24	1.20	1.04	1.86
Diluted earnings per share (in € per share)	24	1.18	1.03	1.78
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-3

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021

Net income	81,715	66,123	115,903
Foreign currency translation differences, net of taxes	9,338	(38,204)	28,806
- Foreign currency translation differences	9,338	(38,204)	28,806
- Income tax effect	—	—	—
Actuarial (losses) gains on employee benefits, net of taxes	(1,082)	4,108	1,007
- Actuarial (losses) gains on employee benefits	(1,227)	4,565	1,150
- Income tax effect	145	(457)	(143)
Comprehensive income	89,971	32,027	145,716
- Available to shareholders of Criteo S.A.	84,705	30,511	143,874
- Available to non-controlling interests	5,266	1,516	1,842
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-4

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands of euros)	Notes	December 31, 2019	December 31, 2020	December 31, 2021
Goodwill	14	282,268	265,508	291,100
Intangible assets	15	77,340	64,985	72,952
Property, plant and equipment	16	172,832	154,426	123,574
Marketable Securities - non current	17	—	34,075	4,415
Non-current financial assets	18	19,358	14,754	5,682
Right of use assets - operating leases	19	126,067	93,110	104,622
Deferred tax assets	12	25,805	16,120	31,792
TOTAL NON-CURRENT ASSETS		703,670	642,978	634,137
Marketable Securities - current	17	—	—	44,410
Trade receivables	20	425,640	386,321	513,849
Current tax assets	12	19,427	9,045	7,762
Other current assets	21	69,139	73,466	94,524
Cash and cash equivalents	22	372,751	397,784	455,330
TOTAL CURRENT ASSETS		886,957	866,616	1,115,875
TOTAL ASSETS		1,590,627	1,509,594	1,750,012

(In thousands of euros)	Notes	December 31, 2019	December 31, 2020	December 31, 2021
Share capital	23	1,655	1,657	1,647
Additional paid-in capital		303,195	301,322	297,123
Currency translation adjustment		29,256	(7,895)	21,765
Consolidated reserves		548,648	627,883	705,183
Treasury stock		(66,551)	(76,372)	(112,360)
Retained earnings		77,120	63,554	113,207
Equity - available to shareholders of Criteo S.A.		893,323	910,149	1,026,565
Non-controlling interests		27,274	28,931	31,034
TOTAL EQUITY		920,597	939,080	1,057,599
Financial liabilities - non current portion	26	684	315	318
Non current lease liabilities - operating leases	19	106,330	68,011	82,380
Retirement benefit obligation	25	7,553	5,026	5,037
Other non current liabilities		4,934	4,510	8,729
Deferred tax liabilities	12	8,142	3,375	2,519
TOTAL NON-CURRENT LIABILITIES		127,643	81,237	98,983
Financial liabilities - current portion	26	3,236	2,354	567
Current lease liabilities - operating leases	19	40,876	40,328	30,370
Provisions	28	5,681	1,833	2,701
Trade payables		347,564	299,372	380,317
Current tax liabilities		3,045	2,140	5,864
Other current liabilities	29	141,985	143,250	173,611
TOTAL CURRENT LIABILITIES		542,387	489,277	593,430
TOTAL EQUITY AND LIABILITIES		1,590,627	1,509,594	1,750,012
The accompanying notes form an integral part of these consolidated financial statements.
Annex C-5

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of euros)	Notes	December 31, 2019	December 31, 2020	December 31, 2021
Net income		81,715	66,123	115,903
Non-cash and non-operating items		212,998	200,597	170,806
- Amortization and provisions		137,400	140,473	116,139
- Share-based compensation expense		36,621	25,206	37,650
- Net gain on disposal of non-current assets		—	2,380	1,663
- Change in deferred taxes		12,577	3,349	(15,542)
- Income tax for the period		21,506	24,943	29,425
- Interest paid on leasing		4,207	2,524	1,452
- Other		687	1,722	19
Change in working capital		5,566	(40,386)	(33,007)
- (Increase) / Decrease in trade receivables		790	(3,472)	(114,105)
- Increase / (Decrease) in trade payables		(12,420)	(29,338)	69,898
- (Increase) / Decrease in other current assets		6,802	(6,294)	(16,684)
‘-Increase / (Decrease) in other current liabilities		10,172	5,473	27,889
- Change in operating lease liabilities and right of use assets		222	(6,755)	(5)
Income taxes paid		(46,530)	(15,430)	(24,315)
CASH FROM OPERATING ACTIVITIES		253,749	210,904	229,387
Acquisition of intangible assets, property, plant and equipment		(88,927)	(58,764)	(46,566)
Proceeds from disposal of intangible assets, property, plant and equipment		1,442	1,400	1,818
Payments for (Disposal of) acquired businesses, net of cash acquired (disposed)		(3,970)	(969)	(8,814)
Net gain or (loss) on disposal of non-current financial assets		(1,220)	(30,160)	(10,935)
CASH USED FOR INVESTING ACTIVITIES		(92,675)	(88,493)	(64,497)
Issuance of long-term borrowings		—	140,000	—
Repayment of borrowings (1)		(913)	(142,821)	(1,056)
Repayment of leases (2)		(54,683)	(48,476)	(44,313)
Proceeds from capital increase		1,642	1,694	21,531
Change in treasury stocks		(52,957)	(39,208)	(84,870)
Change in other financial liabilities		(1,227)	(1,638)	(3,669)
CASH USED FOR FINANCING ACTIVITIES		(108,138)	(90,449)	(112,377)
CHANGE IN NET CASH AND CASH EQUIVALENTS		52,936	31,962	52,513
Net cash and cash equivalents at beginning of period	22	318,276	372,751	397,784
Effect of exchange rate changes on cash and cash equivalents		1,539	(6,929)	5,033
Net cash and cash equivalents at end of period	22	372,751	397,784	455,330
(1) Interests paid for the year ended December 31, 2021, 2020 and 2019 amounted respectively to €1.1 million, €1.6 million and €1.2 million.
The accompanying notes form an integral part of these consolidated financial statements.
Annex C-6

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(In thousands of euros)	Share capital	Additional paid-in capital	Treasury stock	Currency translation adjustment	Consolidated Reserves	Retained earnings	Equity attributable to shareholders of Criteo S.A.	Non-controlling interests	Total equity
Balance at January 1, 2019	1,693	333,340	(69,741)	20,589	463,403	75,304	824,588	21,158	845,746
Net income	—	—	—	—	—	77,120	77,120	4,595	81,715
Other comprehensive income (loss)	—	—	—	8,667	(1,082)	—	7,585	671	8,256
Total comprehensive income	—	—	—	8,667	(1,082)	77,120	84,705	5,266	89,971
Allocation of net income from prior period	—	—	—	—	75,304	(75,304)	—	—	—
Issuance of common shares	2	1,634	(52,957)	—	—	—	(51,321)	—	(51,321)
Share-based compensation	—	—	—	—	35,192	—	35,192	190	35,382
Change in treasury stock (1)	(40)	(31,779)	56,147	—	(24,328)	—	—	—	—
Other changes in equity (2)	—	—	—	—	159	—	159	660	819
Balance at December 31, 2019	1,655	303,195	(66,551)	29,256	548,648	77,120	893,323	27,274	920,597
Net income	—	—	—	—	—	63,554	63,554	2,569	66,123
Other comprehensive income (loss)	—	—	—	(37,151)	4,108	—	(33,043)	(1,053)	(34,096)
Total comprehensive income	—	—	—	(37,151)	4,108	63,554	30,511	1,516	32,027
Allocation of net income from prior period	—	—	—	—	77,120	(77,120)	—	—	—
Issuance of common shares	6	1,689	(39,208)	—	—	—	(37,514)	—	(37,513.5)
Share-based compensation	—	—	—	—	23,579	—	23,579	165	23,744
Change in treasury stock (1)	—	—	25,966	—	(25,822)	—	144	—	144
Other changes in equity	(4)	(3,562)	3,421	—	250	—	105	(24)	81
Balance at December 31, 2020	1,657	301,322	(76,372)	(7,895)	627,883	63,554	910,149	28,931	939,080
Net income	—	—	—	—	—	113,207	113,207	2,696	115,903
Other comprehensive income (loss)	—	—	—	29,660	1,007	—	30,667	(854)	29,813
Total comprehensive income	—	—	—	29,660	1,007	113,207	143,874	1,842	145,716
Allocation of net income from prior period	—	—	—	—	63,554	(63,554)	—	—	—
Issuance of common shares	27	21,504	—	—	—	—	21,531	—	21,531
Share-based compensation	—	—	—	—	35,872	—	35,872	261	36,133
Change in treasury stock (1)	(37)	(25,703)	(35,988)	—	(23,142)	—	(84,870)	—	(84,870)
Other changes in equity (2)	—	—	—	—	9	—	9	—	9
Balance at December 31, 2021	1,647	297,123	(112,360)	21,765	705,183	113,207	1,026,565	31,034	1,057,599
(1) Share repurchase program (see note 4)
(2) Includes deferred consideration in the context of Storetail Marketing Services SAS acquisition in 2018 and 2020

The accompanying notes form an integral part of these consolidated financial statements.
Annex C-7

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of the activity
Criteo S.A. is a société anonyme or S.A, under the laws of the French Republic. The headquarters are located at 32 rue Blanche, 75009 Paris. The Company is registered on Registre du Commerce (Trade and Companies Registry) in Paris under no. 484 786 249 RCS Paris.
Criteo is a global technology company powering the world's marketers with trusted and impactful advertising. Criteo enables brands' and retailers' growth by activating commerce data through artificial intelligence ("AI") technology, reaching consumers on an extensive scale across all stages of the consumer journey, and generating advertising revenues from consumer brands for large retailers.
The preparation of the Consolidated Financial Statements as of December 31, 2021 are under the responsibility of Criteo S.A.’s management. The Consolidated Financial Statements were authorized for issuance by the board of directors of Criteo S.A. on February 24, 2022 and will be approved at the General Meeting on June 15, 2022.
All amounts are expressed in thousands of euros, unless stated otherwise.
In these notes, Criteo S.A. is referred to as the Parent company and together with its subsidiaries, collectively, as "Criteo," the Company "or" the Group".

Annex C-8

Note 2 – Basis of preparation
The Consolidated Financial Statements have been prepared using a going concern assumption and the historical cost principle with the exception of certain assets and liabilities that are measured at fair value in accordance with IFRS. The categories concerned are detailed in the following notes.
In application of the 1606/2002 regulation adopted by the European Parliament and the European Council, the Consolidated Financial Statements have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standard Board (“IASB”) and endorsed by the European Union and whose application is mandatory for the year ending December 31, 2021. Furthermore, regarding its mandatory compliance as a Nasdaq listed company and under the Securities Exchange Act of 1934, the Group publishes consolidated financial statements in accordance with the applicable accounting standards in the United States.
The set of texts adopted by the European Union is available on the web site of the European Commission: https://ec.europa.eu/info/law/international-accounting-standards-regulation-ec-no-1606-2002_en
Standards and amendments applicable from January 1, 2021

The following new standards and amendments have been adopted by Criteo on January 1, 2021 but have had no impact on the Company’s consolidated financial statements as of December 31, 2021:
•Interest Rate Benchmark Reform - Part 2 (Amendments to IFRS 9, IAS 39 and IFRS 7, IFRS 4 and IFRS 16)
•Decision of the IFRS Interpretations Committee (IFRS IC) of 20 April 2021 on IAS 19

Standards and amendments to be adopted but not yet applicable as of December 31, 2021

•Property, Plant and Equipment — Proceeds before Intended Use (Amendments to IAS 16)
•Onerous Contracts — Cost of Fulfilling a Contract (Amendments to IAS 37)
•Presentation of financial statements (Amendments to IAS 1)
•Income tax (Amendments to IAS 12)
•Insurance Contracts (Amendments to IFRS 17)
•Definition of Accounting Estimates (Amendments to IAS 8)

Annex C-9

Note 3 – Principles and accounting methods
Consolidation Methods
The Group has control over all its subsidiaries, and consequently they are all fully consolidated. The table below presents at each period’s end and for all entities included in the consolidation scope the following information:
•Country of incorporation; and
•Percentage of voting rights and ownership interests

	Country	December 31, 2019		December 31, 2020		December 31, 2021		Consolidation method
		Voting rights	Ownership interest	Voting rights	Ownership interest	Voting rights	Ownership interest
French subsidiaries
Criteo S.A.	France	100%	100%	100%	100%	100%	100%	Parent Company
Criteo France S.A.S.	France	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Finance S.A.S.	France	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services S.A.S. (*)	France	100%	100%	—%	—%	—%	—%	N/A
Criteo Technology	France	—%	—%	—%	—%	100%	100%	Fully consolidated
Condigolabs S.A.S.	France	100%	40%	100%	40%	100%	40%	Fully consolidated
Foreign subsidiaries
Criteo Ltd.	United Kingdom	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services LTD	United Kingdom	100%	100%	—%	—%	—%	—%	N/A
Criteo Corp.	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Madyourself Technologies, Inc	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo GmbH	Germany	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Nordics AB. (*)	Sweden	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Korea Ltd. (*)	Korea	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo K.K.	Japan	66%	66%	66%	66%	66%	66%	Fully consolidated
Criteo Do Brasil Desenvolvimento De Serviços De Internet Ltda.	Brazil	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo B.V.	The Netherlands	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Australia Pty Ltd.	Australia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo S.R.L.	Italy	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Advertising (Beijing) Co.Ltd	China	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Singapore Pte.Ltd	Singapore	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo LLC	Russia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Europa MM, S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Espana, S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services S.L.U (***)	Spain	100%	100%	—%	—%	—%	—%	N/A
Criteo Canada Corp.	Canada	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Reklamcilik Hzimetleri ve Ticaret A.S.	Turkey	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo MEA FZ-LLC	United Arab Emirates	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo India Private Limited	India	100%	100%	100%	100%	100%	100%	Fully consolidated
Gemini HoldCo, LLC	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Doobe In Site Ltd	Israel	—%	—%	—%	—%	100%	100%	Fully consolidated
(*) merged with Criteo S.A..
(**) merged with Criteo Ltd.
(***) merged with Criteo Espana S.L.
Annex C-10

Business combinations
The acquisition method is used in accounting for business combinations. The consideration transferred to obtain control of a subsidiary is calculated as the sum of the acquisition-date fair values of assets transferred, liabilities incurred and the equity interests issued by the Company, which includes the fair value of any asset or liability arising from a contingent consideration arrangement.
Acquisition costs are expensed as incurred.
Identifiable assets acquired and liabilities assumed are recognized in a business combination regardless of whether they have been previously recognized in the acquiree’s financial statements prior to the acquisition. Assets acquired and liabilities assumed are generally measured at their acquisition date fair values.
Goodwill is determined after a separate recognition of identifiable intangible assets. It is calculated as the excess of the fair value of the consideration transferred over the sum of the recognized amount of any non-controlling interest in the acquiree and the acquisition date fair values of identifiable net assets.
When the cost of the acquisition is below the fair value of the Company’s share in the assets, liabilities and contingent liabilities of the acquiree, the difference is recognized directly in the income statement.
If the initial accounting for a business combination can only be determined provisionally, provisional values of the assets and liabilities should be adjusted within one year from the acquisition date, in accordance with IFRS 3.
The impact of capital gains or losses and of depreciation charges and reversals recognized after 12 months of the acquisition date in relation to the values assigned to assets acquired and liabilities assumed at the time of the first consolidation is recognized prospectively, as the income of the period of change and future periods, if any, without adjusting goodwill except in the case of the correction of an error, in accordance with IAS 8—Accounting policies, changes in accounting estimates and errors.

Intangible Assets (Excluding Goodwill)
Acquired intangible assets are accounted for at acquisition cost, less accumulated amortization and any impairment loss. Acquired intangible assets are primarily composed of software, technologies and customer relationships, amortized on a straight-line basis over their estimated useful lives comprised between one and three years for software, and between three and nine years for technologies and customer relationships. Intangible assets are reviewed for impairment whenever there are events or changes in circumstances such as, but not limited to, significant declines in revenue, earnings or cash flows or material adverse changes in the business climate, that indicate that the carrying amount of an asset may be impaired.

Annex C-11

Costs related to customized internal-use software that have reached the development stage are capitalized. Capitalization of such costs begins when the preliminary project stage is complete and stops when the project is substantially complete and is ready for its intended purpose. In making this determination, several analysis for each phase were performed, including analysis of the feasibility, availability of resources, intention to use and future economic benefits. Amortization of these costs begins when assets are placed in service and is calculated on a straight-line basis over the assets’ useful lives estimated between three to five years.
The research and development efforts are focused on enhancing the performance of our solution and improving the efficiency of the services the Group delivers to clients. All development costs, principally headcount-related costs, are expensed as incurred as management has determined that technological feasibility is reached shortly before the product is available for release to customers.

Property, Plant and Equipment
Property, plant and equipment are accounted for at acquisition cost less cumulative depreciation and any impairment loss. Depreciation is calculated on a straight-line basis over the assets’ estimated useful lives as follows:
•Servers........................................................................5 years over the life of the warranty
•Furniture and IT equipment.............................................................................. 3 to 5 years
Leasehold improvements are depreciated over their useful life or over the lease term, whichever is shorter.
The gains and losses on disposal of assets are determined by comparing selling price with the net book value of the disposed asset. Residual values and the duration of assets’ useful lives are revised and, if applicable, adjusted at each closing date for each reporting period.

Annex C-12

Impairment of Assets

Goodwill, Intangible Assets, Property, plant and equipment
In accordance with IAS 36—Impairment of Assets, whenever events or changes in market conditions indicate a risk of impairment of intangible assets, property, plant and equipment, a detailed review is carried out in order to determine whether the net carrying amount of such assets remains lower than their recoverable amount, which is defined as the greater of fair value (less costs to sell) and value in use. Value in use is measured by discounting the expected future cash flows from continuing use of the asset and its ultimate disposal. Goodwill is tested once a year for impairment following the principle that the Group operates as two reporting units and has selected December 31 as the date to perform its annual impairment test.
In the event that the recoverable value of the reporting unit is lower than the net carrying value, the difference is recognized as an impairment loss. Impairment losses for property, plant and equipment or intangible assets with finite useful lives can be reversed if the recoverable value becomes higher than the net carrying value (but not exceeding the loss initially recorded).
There has been no impairment of goodwill during the years ended December 31, 2019, 2020 and 2021, as the Company's reporting units’ fair value was in excess of the carrying value based on the annual goodwill impairment test.
Leases
In accordance with the provisions of IFRS 16, when entering into a rental agreement, the Group recognizes a liability on the balance sheet corresponding to future discounted payments of the fixed part of the rents, as well as a right of use asset amortized over the term of the contract
Office space and data centers are rented under non-cancellable operating lease agreements. These leases typically include rent free periods, rent escalation periods, renewal options and may also include leasehold improvement incentives. Both office and data center leases may contain non-lease components such as maintenance, electrical costs, and other service charges. Non-lease components are accounted for separately.
Operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. Options have been included in the calculation if management has determined that it is reasonably certain that the option will be exercised. Lease liabilities or right of use asset for leases with a term of 12 months or less and/or low values are not recognized.

Annex C-13

Financial Assets and Liabilities, Excluding Derivatives Financial Instruments
Financial assets, excluding cash, consist exclusively of loans and receivables. Loans and receivables are non-derivative financial assets with a payment, which is fixed or can be determined, not listed on an active market. They are included in current assets, except those that mature more than twelve months after the reporting date.
Loans are measured at amortized cost using the effective interest method. The recoverable amount of loans and advances is estimated whenever there is an indication that the asset may be impaired and at least on each reporting date. If the recoverable amount is lower than the carrying amount, an impairment loss is recognized in the Consolidated Statement of Income.
The Group carries the accounts receivable at original invoiced amount less an allowance for any potential uncollectible amounts. Receivables are presented on a gross basis and are not netted against the payments we are required to make to advertising inventory publishers. Management makes estimates of expected credit trends for the allowance for credit losses based on, among other factors, a past history of collections, current credit conditions, the aging of the receivables, past history of write downs, credit quality of our customers, current economic conditions, and reasonable and supportable forecasts of future economic conditions.
A receivable is considered past due if we have not received payments based on agreed-upon terms.
A higher default rate than estimated or a deterioration in our clients’ creditworthiness could have an adverse impact on our future results. Allowances for credit losses on trade receivables are recorded in “sales and operations expenses” in our Consolidated Statements of Income. We generally do not require any security or collateral to support our receivables.
Financial liabilities are initially recorded at their fair value at the transaction date. Subsequently they are measured at amortized cost using the effective interest method.

Annex C-14

Derivatives Financial Instruments
The Group buys and sells derivative financial instruments in order to manage and reduce the exposure to the risk of exchange rate fluctuations. The Group deals only with first-class financial institutions. Under IAS 39, financial instruments may only be classified as hedges when the effectiveness of the hedging relationship at inception and throughout the life of the hedge can be demonstrated and documented. Derivatives not designated as hedging instruments mainly consist of put, forward buying and selling contracts that we use to hedge intercompany transactions and other monetary assets or liabilities denominated in currencies other than the local currency of a subsidiary. We recognize gains and losses on these contracts, as well as the related costs in the financial income (expense), net, along with the foreign currency gains and losses on monetary assets and liabilities.
In accordance with amendment to IFRS 7—Financial instruments: Disclosures, financial instruments are presented in three categories based on a hierarchical method used to determine their fair value:
•Level 1: fair value calculated using quoted prices in an active market for identical assets and liabilities;
•Level 2: fair value calculated using valuation techniques based on observable market data such as prices of similar assets and liabilities or parameters quoted in an active market;
•Level 3: fair value calculated using valuation techniques based wholly or partially on unobservable inputs such as prices in an active market or a valuation based on multiples for unlisted companies.

Cash and cash equivalents and Marketable securities
Cash includes cash on deposit with banks and highly liquid investments such as demand deposits with banks. Cash equivalents include short-term, highly liquid investments, with a remaining maturity at the date of purchase of three months or less for which the risk of changes in value is considered to be insignificant. Highly liquid demand deposits therefore meet the definition of cash equivalents.
Criteo holds investments in marketable securities, consisting mainly of term deposits with banks, not meeting the cash equivalents definition, presented as non current assets. Criteo accounts for marketable securities using the amortized cost model as Criteo’s objective is to collect contractual cash flows that are solely made up of payments of principal and interests. Interest income generated from these investments are recorded as financial income.

Annex C-15

Employee Benefits
Depending on the laws and practices of the countries in which the Group operates, employees may be entitled to compensation when they retire or to a pension following their retirement. For state-managed plans and other defined contribution plans, we recognize them as expenses when they become payable, our commitment being limited to our contributions.
In accordance with IAS 19, the liability with respect to defined benefit plans is estimated using the projected unit credit method. Under this method, each period of service gives rise to an additional unit of benefit entitlement and each unit is valued separately to obtain the final obligation. The final amount of the liability is then discounted.
In 2021, the IFRS IC issued a decision on the methodology for calculating the employee benefits and the vesting period. In its decision, the IFRS IC concludes, in this case, that no right is acquired in the event of departure before retirement age and that the commitment must only be recognized over the last years of the career of the employees concerned. This decision had no impact on the Group.
The main assumptions used to calculate the liability are:
•discount rate;
•future salary increases; and
•employee turnover.

Service costs are recognized in the income statement and are allocated by function.
Finance costs are presented as part of “Financial income (expense)” in the Consolidated Statement of Income.
Actuarial gains and losses are recognized in other comprehensive income. Actuarial gains and losses arise as a result of changes in actuarial assumptions or experience adjustments (differences between the previous actuarial assumptions and what has actually occurred).

Provisions
The Group recognizes provisions in accordance with IAS 37—Provisions, Contingent Liabilities and Contingent Assets, if the following three conditions are met:
•the Group has a present obligation (legal or constructive) towards a third-party that arises from an event prior to the closing date;
•it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation;
•and the obligation amount can be estimated reliably.
With respect to litigation and claims that may result in a provision to be recognized, the Group exercises significant judgment in measuring and recognizing provisions or determining exposure to contingent liabilities that are related to pending litigation or other outstanding claims. These judgment and estimates are subject to change as new information becomes available.

Annex C-16

Revenue recognition
We sell personalized display advertisements featuring product-level recommendations either directly to clients or to advertising agencies. Historically, the Criteo model has focused solely on converting our clients' website visitors into customers, enabling us to charge our clients only when users engage with an ad we deliver, usually by clicking on it. More recently, we have expanded our solutions to address a broader range of marketing goals for our clients.
We offer two families of solutions to our commerce and brand clients:
•Criteo Marketing Solutions allow commerce companies to address multiple marketing goals by engaging their consumers with personalized ads across the web, mobile and offline store environments.
•Criteo Retail Media solutions allow retailers to generate advertising revenues from consumer brands, and/or to drive sales for themselves, by monetizing their data and audiences through personalized ads, either on their own digital property or on the open Internet, that address multiple marketing goals.
We have multiple pricing models which now include percentage of spend models in addition to cost-per-click, cost-per-install and cost-per-impression pricing models.
Cost-per-click, cost-per-install and cost-per-impression pricing models
We recognize revenues when we transfer control of promised services directly to our clients or to advertising agencies, which we collectively refer to as our clients, in an amount that reflects the consideration to which we expect to be entitled to in exchange for those services.
For campaigns priced on a cost-per-click, cost-per-install basis, we bill our clients when a user clicks on an advertisement we deliver or installs an application by clicking on an advertisement we delivered, respectively. For these pricing models, we recognize revenue when a user clicks on an advertisement or installs an application, as we consider the delivery of clicks or installs our performance obligation.
For campaigns priced on a cost-per-impression basis, we bill our clients based on the number of times an advertisement is displayed to a user. For this pricing model, we recognize revenue when an advertisement is displayed as we consider the display of advertisements our performance obligation.
Percentage of spend models
Criteo's Retail Media Platform enables the buying and selling of retail media with an end-to-end, self-service platform geared toward our brand, agency and retailer customers and is priced using a percentage of spend model.
We generate revenues from transactions when we provide a platform for the purchase and sale of retail media digital advertising inventory. The platform connects sellers and buyers of retail media inventory, in an online marketplace. Retailers provide advertising inventory to the platform and brands and agencies bid on the retailers digital advertising inventory. Winning bids can create advertising, or paid impressions, which retailers display to their website visitors.

Annex C-17

The total volume of spending between buyers and sellers on the Company's platform is referred to as working media spend. We charge both the brands and agencies and retailers a percentage of this fee, for the use of our platform. We recognize revenue upon fulfillment of its performance obligation, which occurs at the point in time an ad is displayed or clicked on.
Agent vs Principal
When a third-party is involved in the delivery of our services to the client, through the supply of digital advertising inventory, we assess whether we act as principal or agent in the arrangement. The assessment is based on the degree we control the specified services at any time before they are transferred to the customer. The determination of whether we are acting as principal or agent requires judgment.
We act as principal in our Criteo Marketing Solutions arrangements because (i) we control the advertising inventory before it is transferred to our clients; (ii) we bear sole responsibility in fulfillment of the advertising promise and bear inventory risks and (iii) we have full discretion in establishing prices. Therefore, based on these and other factors, we have determined that we act as principal for our Criteo Marketing Solutions engagements and accordingly report the revenue earned and related costs incurred on a gross basis.
We act either as principal or as agent in our Criteo Retail Media solutions. For the arrangements related to transactions using our legacy Retail Media solutions, we consider that we act as principal, as we exercise significant control over the client’s advertising campaign. For arrangements related to transactions using our Retail Media Platform, a self-service solution providing transparency, measurement and control to our brand, agency and retailer customers, we act as agent, because we (i) do not control the advertising inventory before it is transferred to our clients, (ii) do not have inventory risks because we do not purchase the inventory upfront and (iii) have limited discretion in establishing prices as we charge a platform fee based on a percentage of the digital advertising inventory purchased through the use of the platform. Therefore, based on these and other factors, we report the revenue earned and related costs incurred by the Retail Media Platform solution on a net basis.
Practical expedients
We do not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.
We generally expense sales commissions when incurred because the amortization period would have been one year or less. These costs are recorded within sales and operating expenses.

Cost of revenue
The cost of revenue primarily includes traffic acquisition costs and other cost of revenue.
Traffic Acquisition Costs. Traffic acquisition costs consist primarily of purchases of impressions from publishers on a CPM basis. The Group purchases impressions directly from publishers or third-party intermediaries, such as advertisement exchanges. It recognizes cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our Consolidated Statement of Financial Position as accounts payable.
Annex C-18

For some solutions within Criteo Retail Media, the Group pays for the inventory of our ecommerce retailer partners on a revenue sharing basis, effectively paying the retailers a portion of the click-based revenue generated by user clicks on the sponsored products advertisements displaying the products of our brand manufacturer clients.
Other Cost of Revenue. Other cost of revenue includes expenses related to third-party hosting fees, depreciation of data center equipment, data purchased from third parties and digital taxes.
For Criteo Retail Media, the Group retrocedes to resellers a share of the revenue generated by clicks on advertising banners presenting the products of major consumer brands displayed by partner e-commerce sites.
Share-Based Compensation
Shares, employee share options and warrants are exclusively awarded to our employees or directors. As required by IFRS 2—Share-Based Payment (“IFRS 2”), these awards are measured at their fair value on the date of grant. The fair value is calculated with the most relevant formula regarding the settlement and the conditions of each plan.
The fair value is recorded in personnel expenses (allocated by function in the Consolidated Statement of Income) on a straight line basis over each milestone composing the vesting period with a corresponding increase in shareholders’ equity.
At each closing date, the Group re-examines the number of options likely to become exercisable. If applicable, the impact of the review of the estimate is recognized in the Consolidated Statement of Income with a corresponding adjustment in equity.

Annex C-19

Income Taxes
The Group elected to classify the French business tax, Cotisation sur la Valeur Ajoutée des Entreprises (“CVAE”), as an income tax in compliance with IAS 12—Income Taxes (“IAS 12”).
The French Research Tax Credit, Crédit d’Impôt Recherche (“CIR”), is a French tax incentive to stimulate research and development (“R&D”). Generally, the CIR offsets the income tax to be paid and the remaining portion (if any) can be refunded at the end of a three-fiscal year-period. The CIR is calculated based on the claimed volume of eligible R&D expenditures by us. As a result, the CIR is presented as a deduction to “Research and development expenses” in the Consolidated Statement of Income. The Group has exclusively claimed R&D performed in France for purposes of the CIR.
The U.S Research Tax Credit is a U.S. tax credit to incentivize research and development activities in the U.S. Qualifying R&D expenses generating a tax credit which may be used to offset future taxable income once all net operating losses and foreign tax credits have been used. It is not refundable and as such, considered in the scope of IAS 12 as a component of income tax expenses. We have exclusively claimed R&D performed in the U.S. for purposes of the U.S. Research Tax Credit.
Deferred taxes are recorded on all temporary differences between the financial reporting and tax bases of assets and liabilities, and on tax losses, using the liability method. Differences are defined as temporary when they are expected to reverse within a foreseeable future. Only deferred tax assets may be recognized if, based on the projected taxable incomes within the next three years; the Group determines that it is probable that future taxable profit will be available against which the unused tax losses and tax credits can be utilized. This determination requires many estimates and judgments by the management for which the ultimate tax determination may be uncertain. If future taxable profits are considerably different from those forecasted that support recording deferred tax assets, the amount of deferred tax assets will be revised downwards or upwards, which would have a significant impact on the net income.
In accordance with IAS 12, tax assets and liabilities are not discounted. Amounts recognized in the Consolidated Financial Statement are calculated at the level of each tax entity included in the consolidation scope.
Annex C-20

Operating Segments
In accordance with IFRS 8—Operating Segments, segment information reported is built on the basis of internal management data used for performance analysis of businesses and for the allocation of resources. An operating segment is a distinct component of the Company which is engaged in the supply of distinct products and services and which is exposed to risks and returns different from the risks and the returns of other operating segments.
The chief operating decision-maker is the Chief Executive Officer (“CEO”). The CEO reviews Contribution ex-TAC, primarily at a solution level, for the purposes of allocating resources and evaluating financial performance.
Contribution ex-TAC is Criteo's profitability measure and reflects the Company's gross profit plus other cost of sales.
Commencing with December 31, 2021, we have concluded that our operations constitute 2 operating and reportable segments: Marketing Solutions and Retail Media.
Use of Estimates
The Consolidated Financial Statements are prepared in accordance with IFRS. The preparation of the Consolidated Financial Statements requires management to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities, revenue and expenses. The Group bases its estimates and assumptions on historical experience and other factors that it believes to be reasonable under the circumstances. The Group evaluates the estimates and assumptions on an ongoing basis. The actual results may differ from these estimates.
The most significant areas that require management judgment and estimates relate to (1) the recognition of revenue; (2) allowances for credit losses; (3) the research tax credits; (4) the income taxes including (i) the recognition of the deferred tax assets considering the subsidiaries projected taxable profit for future years (ii) the evaluation of uncertain tax positions considering our transfer pricing policies and (iii) the recognition of income tax positions considering the tax reform recently enacted in countries we operate; (5) assumptions used in valuing acquired assets and assumed liabilities in business combinations, (6) assumptions used in the valuation of goodwill, intangible assets and leases, and (7) assumptions used in the valuation model to determine the fair value of share-based compensation plan.
The spread of COVID-19 and the various attempts to contain it have continued to create volatility, uncertainty and economic disruption to global society, economics, financial markets and business practices and increase the uncertainty associated with these estimates, in particular those related to allowance for credit losses, assumptions used in the valuation of goodwill and estimates relating to income taxes.
Earnings Per Share
In accordance with IAS 33—Earnings Per Share, basic earnings per share (“EPS”) are calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding. The weighted average number of shares outstanding is calculated according to movements in share capital.
Annex C-21

In addition, diluted earnings per share is calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued.
Annex C-22

Note 4 – Significant Events and Transactions of the Period
Restructuring
On February 1, 2021, the Company announced a plan to restructure its workforce across functions and regions to better align with the Company's evolution. We expect the plan will be completed by March 31, 2022. The Company recorded €3.8 million of restructuring charges for severance related to this plan during the twelve months ended December 31, 2021. For the period ended December 31, 2021, €2.5 million was included in Sales and Operations expenses, €0.8 million was included in General and Administrative expenses and €0.1 million was included in Research and Development expenses.

Acquisition of Doobe In Site Ltd.
On May 18, 2021, we completed the acquisition of all of the outstanding shares of Doobe In Site Ltd. ("Mabaya"), a leading retail media technology company that powers sponsored products and retail media monetization for major ecommerce marketplaces globally. The total consideration paid was $9.9 million (€8.7million) for the acquisition of shares. The acquisition was financed by available cash resources. The transaction has been accounted for as a business combination under the acquisition method of accounting. The purchase price allocation has been finalized. The valuation of the fair value of Mabaya's assets acquired and liabilities assumed resulted in the identification of technology of $8.0 million (€7.1 million), a $5.1 million (€4.5 million) employee related payable and a $2.5 million (€2.2 million) liability relating to a redemption fee payable to a governmental agency. Goodwill amounted to $9.0 million (€7.1 million). In addition, acquisition costs amounting to $0.5 million (€0.4 million) were fully expensed as incurred.

Annex C-23

Note 5 – Segment information
Reportable segments
The Company reports segment information based on the "management" approach. The management approach designates the internal reporting used by management for making decisions and assessing performance as the source of the Company's reportable segments: Marketing Solutions and Retail Media.
Criteo's Marketing Solutions segment allow commerce companies to address multiple marketing goals by engaging their consumers with personalized ads across the web, mobile and offline store environments.

Criteo's Retail Media segment allow retailers to generate advertising revenues from consumer brands, and/or to drive sales for themselves, by monetizing their data and audiences through personalized ads, either on their own digital property or on the open Internet, that address multiple marketing goals.

Segment operating results, Contribution ex-TAC, is Criteo's segment profitability measure and consists gross profit plus other cost of sales.

Annex C-24

The following table shows revenue by reportable segment:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021

Marketing Solutions	1,869,231	1,583,083	1,696,910
Retail Media	150,884	233,358	208,880
Total Revenue	2,020,115	1,816,441	1,905,790
The following table shows Contribution ex-TAC by reportable segment and its reconciliation to the Company’s Consolidated Statements of Operation:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021

Marketing Solutions	799,560	654,446	673,074
Retail Media	45,965	68,619	105,422
Total Contribution ex-TAC	845,525	723,065	778,496

Other costs of sales	(104,697)	(119,359)	(116,757)
Gross profit	740,828	603,706	661,739
Operating expenses
Research and development expenses	(153,734)	(114,932)	(128,002)
Sales and operations expenses	(337,443)	(287,725)	(274,035)
General and administrative expenses	(124,465)	(102,199)	(128,553)
Total Operating expenses	(615,642)	(504,856)	(530,590)

Income from operations	125,186	98,850	131,149
Financial and Other Income (Expense)	(9,388)	(4,434)	(1,363)
Income before tax	115,798	94,416	129,786
The Company's CODM does not review any information, other than Contribution ex-TAC, at the reportable segment level.
Annex C-25

Note 6 – Financial risk management
Credit risk
The maximum exposure to credit risk at the end of each reported period is represented by the carrying amount of financial assets and summarized in the following table:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Marketable securities	—	34,075	48,825
Non-current financial assets	19,358	14,754	6,239
Trade receivables	425,640	386,321	513,849
Other current assets	69,139	73,466	94,524
Cash and cash equivalents	372,751	397,784	455,330
Total	886,888	906,400	1,074,357

Trade receivables
Credit risk is defined as an unexpected loss in cash and earnings if the client is unable to pay its obligations in due time. The Group performs internal ongoing credit risk evaluations of the clients. When a possible risk exposure is identified, the Group requires prepayments.
For each period presented, the aging of trade receivables and provisions for credit losses is as follows:

(In thousands of euros)	December 31, 2019				December 31, 2020				December 31, 2021
	Gross Value	%	Provision	%	Gross Value	%	Provision	%	Gross Value	%	Provision	%
Not yet due	297,763	67%	(2,175)	12%	272,431	65%	(1,088)	3%	339,231	61%	(2,418)	6%
0-30 days	85,721	19%	(1,767)	10%	70,785	17%	(712)	2%	96,181	17%	(5)	—%
31-60 days	20,035	5%	(180)	1%	24,333	6%	(141)	—%	33,326	6%	(220)	1%
60-90 days	9,286	2%	(178)	1%	7,551	2%	(46)	—%	17,587	3%	(65)	—%
> 90 days	30,300	7%	(13,165)	75%	43,748	10%	(30,540)	94%	67,611	13%	(37,379)	93%
Total	443,105	100%	(17,465)	100%	418,848	100%	(32,527)	100%	553,936	100%	(40,087)	100%

Cash and Cash Equivalents and Marketable securities
Cash and cash equivalents and marketable securities are exclusively invested in secure investments such as interest-bearing term deposits.

Annex C-26

Market Risk
Foreign Currency Risk
A 10% increase or decrease of the Pound Sterling, the U.S dollar, the Japanese yen or the Brazilian real against the euro would have impacted the Consolidated Statement of Income in Equity including non-controlling interests as follows:

(In thousands of euros)	December 31, 2019		December 31, 2020		December 31, 2021

GBP/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	(359)	359	115	(115)	(285)	285

(In thousands of euros)	December 31, 2019		December 31, 2020		December 31, 2021

USD/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	(2,224)	2,224	(3,404)	3,404	1,770	(1,770)

(In thousands of euros)	December 31, 2019		December 31, 2020		December 31, 2021

JPY/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	897	(897)	525	(525)	793	(793)

(In thousands of euros)	December 31, 2019		December 31, 2020		December 31, 2021

BRL/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	(81)	81	(40)	40	(34)	34
Counter Party Risk
As of December 31, 2021, we show a positive net cash position. Since 2012, we utilize a cash pooling arrangement, reinforcing cash management centralization. Investment and financing decisions are carried out by our internal central treasury function. We only deal with counterparties with high credit ratings. In addition, under our Investment and Risk Management Policy, our central treasury function ensures a balanced distribution between counterparties of the investments, no matter the rating of such counterparty.
Annex C-27

Liquidity Risk
The following tables disclose for each presented period the contractual cash flows of our financial liabilities and operating lease arrangements :

	December 31, 2019
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +
Financial liabilities	3,920	2,828	1,867	961	—
Operating lease liabilities	147,206	147,206	40,876	106,330	—
Trade payables	347,564	347,564	347,564	—	—
Other current liabilities	141,985	141,985	141,985	—	—
Total	640,675	639,583	532,292	107,291	—

	December 31, 2020
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +
Financial liabilities	2,669	2,683	2,368	315	—
Operating lease liabilities	108,339	108,339	40,328	68,011	—
Trade payables	299,372	299,372	299,372	—	—
Other current liabilities	143,250	143,250	143,250	—	—
Total	445,291	445,305	485,318	68,326	—

	December 31, 2021
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +
Financial liabilities	885	885	567	318	—
Operating lease liabilities	112,750	112,750	30,370	82,380	—
Trade payables	380,317	380,317	380,317	—	—
Other current liabilities	173,611	173,611	173,611	—	—
Total	667,563	667,563	584,865	82,698	—

Annex C-28

Note 7 – Breakdown of Revenue and Non-Current Assets by Geographical Areas

The Company operates in the following three geographical markets:
•Americas: North and South America;
•EMEA: Europe, Middle-East and Africa; and
•Asia-Pacific.

The following tables disclose the consolidated revenue for each geographical area for each of the reported periods. Revenue by geographical area is based on the location of advertisers’ campaigns.

(In thousands of euros)	Americas	EMEA	Asia-Pacific	Total
December 31, 2019	850,570	720,099	449,446	2,020,115
December 31, 2020	784,717	656,593	375,131	1,816,441
December 31, 2021	775,332	713,636	416,822	1,905,790
Revenue generated in France amounted to €128.9 million, €116.2 million and €128.1 million for the periods ended December 31, 2019, 2020 and 2021, respectively.
Revenue generated in other significant countries where the Group operates is presented in the following table:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021

Americas
United States	769,246	715,074	689,916
EMEA
Germany	178,661	161,264	184,228
United Kingdom	79,430	81,758	73,908
Asia-Pacific
Japan	305,785	263,933	261,486
Annex C-29

Other Information
For each reported period, non-current assets (corresponding to the net book value of tangible and intangible assets) are presented in the table below. The geographical information results from the locations of legal entities.

(In thousands of euros)	Holding	Americas	of which	EMEA	Asia-Pacific	of which		Total
			United States			Japan	Singapore
December 31, 2019	121,612	93,050	89,111	18,102	17,408	8,561	5,314	250,172
December 31, 2020	110,434	76,176	75,813	7,128	25,673	16,733	5,707	219,411
December 31, 2021	86,196	75,008	74,027	5,329	29,993	12,502	13,818	196,526

Annex C-30

Note 8 – Nature of Expenses Allocated by Function
Nature of Expenses Allocated to Cost of Revenue

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Traffic acquisition costs	(1,174,590)	(1,093,376)	(1,127,294)
Other cost of revenue	(104,697)	(119,359)	(116,757)
- Hosting cost	(30,071)	(31,273)	(26,587)
- Depreciation and amortization - Leased servers and related equipment (1)	(60,754)	(70,873)	(71,635)
- Data acquisition costs	(2,151)	(4,348)	(3,569)
- Other	(11,721)	(12,865)	(14,966)
Total cost of revenue	(1,279,287)	(1,212,735)	(1,244,051)
(1) Adoption of IFRS 16 Leases on January 1, 2019 (note 3)

Nature of Expenses Allocated to Research and Development

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Personnel expenses	(104,334)	(79,288)	(91,469)
- Personnel expenses excluding shared-based payment & research tax credit	(110,490)	(85,300)	(92,033)
- Share based compensation	(8,325)	(8,559)	(13,809)
- Research tax credit	14,481	14,571	14,373
Other cash operating expenses	(25,096)	(18,870)	(22,939)
-Subcontracting and other headcount-related costs	(14,597)	(9,374)	(9,252)
- Rent and facilities costs	(3,819)	(3,179)	(5,282)
- Consulting and professional fees	(3,944)	(4,188)	(7,280)
- Marketing costs	(3,410)	(1,869)	(758)
- Other	674	(260)	(367)
Other non-cash operating expenses	(24,304)	(16,774)	(13,594)
‘- Depreciation and amortization - leases	(8,879)	(6,381)	(4,693)
- Depreciation and amortization - other	(14,746)	(9,418)	(8,016)
- Net change in other provisions	(679)	(975)	(885)
Total Research and development expenses	(153,734)	(114,932)	(128,002)

Annex C-31

Nature of Expenses Allocated to Sales and Operations

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Personnel expenses	(217,714)	(194,868)	(195,064)
- Personnel expenses excluding shared-based payment	(202,633)	(185,854)	(184,389)
- Share based compensation	(15,081)	(9,014)	(10,675)
Other cash operating expenses	(83,644)	(46,784)	(54,171)
- Subcontracting and other headcount related costs	(22,022)	(11,684)	(10,929)
- Rent and facilities costs	(14,941)	(10,879)	(9,660)
- Consulting and professional fees	(6,242)	(8,462)	(10,129)
- Marketing costs	(18,583)	(2,528)	(9,335)
- Operating taxes	(5,535)	(3,746)	(5,537)
- Other including bad debt expense	(16,321)	(9,485)	(8,581)
Other non-cash operating expenses	(36,085)	(46,073)	(24,800)
‘- Depreciation and amortization - leases	(17,938)	(14,981)	(5,870)
- Depreciation and amortization - other	(22,258)	(14,669)	(12,496)
- Net change in provision for doubtful receivables	5,536	(16,882)	(5,874)
- Net change in provisions for risks and charges	(1,425)	459	(560)
Total Sales and operations expenses	(337,443)	(287,725)	(274,035)

Nature of Expenses Allocated to General and Administrative

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Personnel expenses	(67,720)	(57,868)	(69,870)
- Personnel expenses excluding shared-based payment	(54,505)	(50,235)	(56,705)
- Share based compensation	(13,215)	(7,633)	(13,165)
Other cash operating expenses	(40,414)	(36,845)	(52,102)
- Subcontracting and other headcount related costs	(13,203)	(8,381)	(14,529)
- Rent and facilities costs	(4,674)	(4,684)	(5,865)
- Consulting and professional fees	(17,265)	(17,590)	(28,263)
- Marketing costs	(2,796)	(1,441)	(1,757)
- Other	(2,476)	(4,749)	(1,688)
Other non-cash operating expenses	(16,331)	(7,486)	(6,581)
‘- Depreciation and amortization - leases	(7,169)	(4,822)	(3,017)
- Depreciation and amortization - other	(6,432)	(4,217)	(2,552)
- Net change in provision for risks and charges	(2,730)	1,553	(1,012)
Total General and administrative expenses	(124,465)	(102,199)	(128,553)

Annex C-32

Note 9 – Allocation of Personnel Expenses
Allocation of Personnel Expenses By Function

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Research and development expenses	(104,334)	(79,288)	(91,469)
Sales and operations expenses	(217,714)	(194,868)	(195,064)
General and administrative expenses	(67,720)	(57,868)	(69,870)
Total Personnel expenses	(389,768)	(332,024)	(356,403)

Allocation of Personnel Expenses by Nature

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Wages and salaries	(274,104)	(244,397)	(254,068)
Severance pay	(11,170)	(4,599)	(6,040)
Social charges	(68,415)	(66,172)	(76,525)
Other social expenses	(13,857)	(6,221)	3,507
Share based compensation	(36,621)	(25,206)	(37,650)
Profit sharing	(82)	—	—
Research tax credit (classified as a reduction of R&D expenses)	14,481	14,571	14,373
Total personnel expenses	(389,768)	(332,024)	(356,403)

Annex C-33

Note 10 – Share-Based Compensation
Share Options Plans (OSA), Restricted Stock Units (RSU) and Employee Warrants Grants (BSPCE)

The board of directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options plans as follows:
•Issuance of 2,112,000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2,112,000 BSPCE until April 24, 2010
(“Plan 1”);

•Issuance of 1,472,800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1,472,800 BSPCE until October 16, 2010
(“Plan 2”);

•1,584,000 OSA, authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1 584 000 OSA until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2,700,000 OSA or BSPCE (“Plan 3”);

•Issuance of 361,118 BSPCE, granted to Criteo’s co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);

•2,800,000 BSPCE or OSA, authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2,800,000 OSA or BSPCE (“Plan 5”);

•1,654,290 BSPCE or OSA, authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1,654,290 OSA or BSPCE (“Plan 6”).

•6,627,237 BSPCE or OSA, authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6,627,237 OSA or BSPCE (“Plan 7”).

•9,935,710 OSA, authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9,935,710 OSA (“Plan 8”). The board of directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and presence condition.

•4,600,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 29, 2016 and 100,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 9”. The board of directors has authorized RSU to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.
Annex C-34

•4,600,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 28, 2017 and 120,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 10”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•4,200,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 27, 2018 and 150,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 11”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•6,200,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on May 16, 2019 and 175,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 12”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•6,463,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 25, 2020, such authorizations collectively referred to as “Plan 13”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to members of management, subject to the achievement of internal performance objectives and a presence condition.

•7,800,000 Share Options or RSU's, authorized at the General Meeting of Shareholders on June 15, 2021, such authorizations collectively referred to as “Plan 14”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to members of management, subject to the achievement of internal performance objectives and a presence condition.
Upon the exercise of the BSPCEs or Share Options, we grant beneficiaries newly issued ordinary shares of the Parent. We also grant beneficiaries ordinary shares of the Parent upon the vesting of RSUs. Prior to the beginning of our share repurchase programs described elsewhere in this Form 10-K, these grants relating to vested RSUs were completed using newly issued ordinary shares. Since the initiation of our share repurchase programs, the grants relating to vested RSUs are completed using existing ordinary shares that were repurchased as part of our share repurchase programs.

The BSPCEs and OSAs may be exercised by the beneficiary on the basis of the following vesting schedule for the Plans 1, 2 and 3:
•up to 1/3 of the BSPCE on the first anniversary of the date of grant;
•up to 1/12 at the expiration of each quarter following the first anniversary of the date of grant, and this during 24 months thereafter; and
•at the latest within 10 years from the date of grant.
Annex C-35

For the Plan 3 amended to Plan 13, the vesting schedule is as follows:
•up to 1/4 of the BSPCE/share options on the first anniversary of the date of grant;
•up to 1/16 at the expiration of each quarter following the first anniversary of the date of grant, and this during 36 months thereafter.
•The BSPCEs and OSAs may be exercised at the latest within 10 years from the date of grant.

The vesting schedule for the RSUs is as follows:
•50% at the expiration of a two year period;
•6,25% at the expiration of each quarter following the first two years-period during 24 months.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.

Annex C-36

Details of BSPCE / OSA / RSU plans

	Plans 1&2	Plan 3	Plan 5	Plan 6		Plan 7	Plan 8		Plan 9		Plan 10		Plan 11		Plan 12		Plan 13	Plan 14
Dates of grant (board of directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	Nov 18, 2011 - May 22, 2012	Oct 25, 2012	Oct 25, 2012 - April 18, 2013	Sept 3, 2013 - April 23, 2014	July 30, 2014 - June 28, 2016		July 28, 2016 - June 27, 2017		July 27, 2017 - Jun 26, 2018		July 26, 2018 - June 25, 2019		July 25, 2019 - June 24, 2020		June 25, 2020 - June 14, 2021	June 15, 2021 - December 15, 2021
Vesting period	3 years	3 - 4 years	4 years	1 year	4-5 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4.0 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	-	10 years	-	10 years	-	10 years	-	10 years	—	—	0 years
Expected life	8 years	8 years	8 years	8 years	8 years	6 - 8 years	6 years	-	6 years	-	6 years	-	6 years	-	6 years	—	—	0 years
Number of options granted	1819 120	4289 940	1184 747	257,688	1065 520	2317 374	4318 551	2534 262	502,410	2556 315	947,565	2150 498	128,380	2712 014	515,980	3733 588	3058 526	301,338
Type: Share Option (S.O. / BSPCE / RSU)	BSPCE	BSPCE & OSA	BSPCE & OSA	BSPCE	BSPCE & OSA	BSPCE & OSA	OSA	RSU	OSA	RSU	OSA	RSU	OSA	RSU	OSA	RSU	RSU	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1
Exercise price	€ 0,45 - € 2,10	€ 0,20 - € 5,95	€ 5,95	€ 8,28	€ 8,28 - € 10,43	€ 12,08 - € 38,81	€ 22,95 - €47,47	-	€38,20 - € 43,45	-	€24,63 - € 28,69	-	€15.86 - €18.72	-	€8.66-€15.67	—	—	—
Valuation method	Black & Scholes
Grant date share fair value	€0.20 - €0.70	€0.20 - €4.98	€ 4.98	€ 6.43	€5.45 - €6.43	€12.08 - €38.81	€22.50 - €47.47	€35.18 - €35.58	€38.20 - €43.45	€33.98 - €49.08	€24.63 - €28.69	€22.92 - €44.37	€15.86 - €17.98	€24.92 - €44.37	€8.66-€15.67	€ 3.29-€17.44	€10.79-€33.36	€27.92 - €35.65
Expected volatility(1)	53.0% - 55.7%	55.2% - 57.8%	52.1% - 52.9%	50.20%	49.6% - 50.2%	44.2% - 50.1%	39.4% - 44.5%	-	40.6% - 41.3%	-	41.0% - 41.5%	-	40.7% - 41.2%	-	39.2%-39.9%	—	—	—
Discount rate(2)	2.74% - 4.10%	2.62% - 3.76%	2.79% - 3.53%	2.20%	1.80% - 2.27%	1.20% - 2.40%	0.00% - 0.71%	N/A	N/A	N/A	0.6% - 0.7%	N/A	0.1% - 0.9%	N/A	0.0%-0.25%	N/A	N/A	N/A
Performance conditions	No	Yes (A)	No	Yes (B)	No	No	No	Yes (C)	No	Yes (D)	No	No	No	Yes (E)	No	Yes (F)(G)	Yes (G)	Yes (H)
Fair value per option / RSU	€0.08 - €0.45	€0.08 - €2.88	€2.75 - €2.95	€3.28	€3.28 - €5.83	€6.85 - €16.90	€9.47 - €17.97	€26.16 - €37.10	€14.49 - €16.82	€33.98 - €49.08	€9.85 - €11.40	€22.92 - €44.37	€6.15 - €6.94	€15.86 - €30.80	€3.29 -€5.78	€8.66-€17.44	€10.79-€33.36	€27.92 - €35.65
(1) Based on similar listed entities.
(2) Based on Obligation Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).

(A) 180 000 OSA are subjected to performance conditions based on contribution excluding traffic acquisition costs targets that were met in 2012.
(B) The conditions of exercise of 257 688 BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, the Group determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.
(C) On October 29, 2015 and January 29, 2016, the board of directors of the Parent granted a total of 337,960 and 33,010 RSUs to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions taken were confirmed in 2016.
(D) On July 28, 2016 and June 27, 2017 the board of directors of the Parent granted a total of 195,250 RSUs and 135,500 RSUs respectively, to certain senior managers, and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016 and 2017, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions were confirmed in 2017 and 2018.
(E) On July 26, 2018, the board of directors of the Parent granted a total of 203,332 RSU to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2018, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.
(F) On April 25, 2019, the board of directors of the Parent granted a total of 257,291 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2019, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.
Annex C-37

(G) On March 3, 2020, October 23, 2020 and December 9, 2020 the Board of Directors of the Parent granted a total of 272,600 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2020, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

(H) On February 25, 2021, June 14, 2021 and October 28, 2021 the Board of Directors of the Parent granted a total of 261,198 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2021, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Change in Number of BSPCE/OSA/RSU

	BSPCE/OSA	RSUs	Total
Balance at January 1, 2019	3,187,465	4,780,137	7,967,602
Granted	438,347	3,147,751	3,586,098
Exercised	(83,266)	—	(83,266)
Vested	—	(1,219,112)	(1,219,112)
Forfeited	(983,012)	(1,729,789)	(2,712,801)
Balance at December 31, 2019	2,559,534	4,978,987	7,538,521
Granted	140,513	2,684,402	2,824,915
Exercised	(223,934)	—	(223,934)
Vested	—	(1,478,894)	(1,478,894)
Forfeited	(370,355)	(1,230,404)	(1,600,759)
Expired	(3,600)	—	(3,600)
Balance at December 31, 2020	2,102,158	4,954,091	7,056,249
Granted	—	2,501,397	2,501,397
Exercised	(1,100,733)	—	(1,100,733)
Vested	—	(1,570,815)	(1,570,815)
Forfeited	(430,624)	(585,317)	(1,015,941)
Balance at December 31, 2021	570,801	5,299,356	5,870,157

Annex C-38

Breakdown of the Closing Balance

	Plans 1&2	Plan 3	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	Plan 10	Plan 11	Plan 12	RSUs	Total
Balance at December 31, 2019
Number outstanding	3,600	63,544	230,673	26,350	216,157	1,080,017	116,580	318,766	128,380	375,467	4,978,987	7,538,521
Weighted-average exercise price	€ 0.70	€ 4.37	€ 5.95	€ 9.28	€ 17.70	€ 29.69	€ 41.50	26.58	17.32	15.67	—	€ 23.09
Number exercisable	3,600	63,544	230,673	26,350	216,157	1,066,670	80,966	129,908.00	16,375.00	—	—	1,834,243
Weighted-average exercise price	€ 0.70	€ 4.37	€ 5.95	€ 9.28	€ 17.70	€ 29.58	€ 41.17	26.42	—	—	—	€ 24.12
Weighted-average remaining contractual life	0.2 years	1.4 years	2.3 years	3 years	3.9 years	5.1 years	7.1 years	8.3 years	9.1 years	9,9 years	—	6,2 years
Balance at December 31, 2020
Number outstanding	—	42,644	101,852	20,870	104,131	921,534	97,013	169,754	128,380	515,980	4,954,091	7,056,249
Weighted-average exercise price	€ —	€5,31	€5,95	€9,36	€20,05	€29,82	€41,18	€26,46	€17,32	€13,76	—	€26,81
Number exercisable	—	42,644	101,852	20,870	104,131	921,534	97,013	169,754	56,330	93,867	—	1,607,995
Weighted-average exercise price	€ —	€5,31	€5,95	€9,36	€20,05	€29,82	€41,18	€26,46	€17,32	—	—	€24,87
Weighted-average remaining contractual life	€ —	0.5 years	1.3 years	2.1 years	2.9 years	4.2 years	6.1 years	7.3 years	8.1 years	9.0 years	—	5.8 years
Balance at December 31, 2021
Number outstanding		—	9,400	10,382	45,751	170,006	—	—	52,072	283,190	5,299,356	5,870,157
Weighted-average exercise price	€ —	€ —	€ 5.95	€ 9.37	€ 22.45	€ 30.19	€ —	€ —	€ 17.21	€ 13.50	—	€ 26.04
Number exercisable	—	—	9,400	10,382	45,751	170,006	—	—	12,117	7,638	—	255,294
Weighted-average exercise price	€ —	€ —	€5,95	€ 9.37	€ 22.45	€ 30.19	€ —	€—	17.79	15.67	—	€ 19.78
Weighted-average remaining contractual life	—	—	0.2 years	1.1 years	1.9 years	2.9 years	—	—	7.2 years	8.1 years	—	5.7 years

Warrants
In addition to the RSUs, OSAs and BSPCE grants, the shareholders of the Parent company also authorized the grant of warrants, as indicated below:
•Plan A : up to 1/8 at the expiration of each quarter following the date of grant, and this during 24 months; and at the latest within 10 years as from the date of grant.

•Plan B : up to 1/3 of the warrants on the first anniversary of the date of grant; then up to 1/12 at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during 24 months thereafter; and at the latest within 10 years as from the date of grant.

•Plan C: up to 1/24 at the expiration of each month following the date of grant, and this during 24 months, and at the latest within 10 years as from the date of grant.

•Plan D (member of the advisory board): up to 1/24 at the expiration of each month following the date of grant, and this during 24 months; and at the latest within 10 years as from the date of grant.

•Plan D (not member of the advisory board): 1/3 at the date of grant; 1/3 at the first anniversary of the date of grant; 1/3 at the second anniversary of the date of grant; and at the latest within10 years as from the date of grant.

•Plans E, F, G, H and I: up to 1/4 of the warrants on the first anniversary of the date of grant; up to 1/16 at the expiration of each quarter following the first anniversary of the date of grant, and this during 36 months thereafter; and at the latest within 10 years from the date of grant.

Annex C-39

Upon exercise of the warrants, the Group offers settlement of the warrants in newly issued ordinary shares of the Parent company.
When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than the average of the closing share price for the last 20 trading days.
Details of Warrants

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F	Plan G	Plan H	Plan I
Dates of grant (board of director)	Nov 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Mar 1, 2017	Jul 27, 2017 - Oct 26, 2017	Oct 25, 2018	October 24, 2019
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years
Expected life	8 years	8 years	8 years	8 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years
Number of warrants granted	231,792	277,200	192,000	125,784	38,070	59,480	46,465	125,000	105,680
Share entitlement per warrant	1	1	1	1	1	1	1	1	1
Share warrant price	€ 0,02	€ 0,07 - € 0,11	€ 0,04 - € 0,30	€ 0,43 - € 0,48	€ 9,98 - € 16,82	€ 13,89 - € 17,44	€13.88 - € 17.55	€ 6,91	€6,81
Exercise price	€ 0,70	€ 0,70	€ 0,70 - € 5,95	€ 8,28 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 43,42	€ 35.80 - € 44.37	€ 19,71	€17,44
Performance conditions	No	Yes (A)	No	No	No	No	No	No	Non
Valuation method	Binomial method
Grant date share fair value	€ 0,20	€ 0,70	€ 0,70 - € 4,98	€ 6,43 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 44,33	€ 35,80 - € 44,37	€ 19,71	€17,44
Expected volatility(1)	55.7%	55.2%	53,5% - 55,0%	50,0% - 50,2%	39.9%	40,6% - 40,9%	41,0% - 41,3%	40,7%	37.2%
Discount rate(2)	3.58%	3.44%	2,62%-3,38%	2,13%-2,27%	0,00%-0,52%	0,10%-0,66%	0,54%-0,60%	0,6%	(0,2)%
Fair value per warrant	€ 0,05	€ 0,33 - € 0,38	€ 0,40 - € 2,58	€ 2,85 - € 4,98	€ 9,98 - € 16,82	€ 13,89 - € 14,55	€ 13,88 - € 17,55	€ 6,91	€ 6,81
(1) Based on similar listed entities.
(2) Based on Obligations Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).
(A) All the performance conditions relating to Plan B were achieved during the period ended December 31, 2010.

Changes in Number of Warrants

Warrant
Balance at January 1, 2019	291,670
Granted	105,680
Exercised	—
Forfeited	(33,583)
Expired	—
Balance at December 31, 2019	363,767
Granted	—
Exercised	(7,250)
Forfeited	(12,742)
Expired	—
Balance at December 31, 2020	343,775
Granted	—
Exercised	—
Forfeited	—
Expired	—
Balance at December 31, 2021	343,775
Annex C-40

Breakdown of the Closing Balance

	December 31, 2019	December 31, 2020	December 31, 2021
Number outstanding	363,767	343,775	343,775
Weighted-average exercise price	€14,83	€15,12	€15,12
Number exercisable	156,604	205,890	343,775
Weighted-average exercise price	€ 17.52	€ 17.33	€ 15.12
Weighted-average remaining contractual life	7.6 years	6.8 years	5.8 years

Reconciliation with the Consolidated Statement of Income

	Balance at December 31, 2019				Balance at December 31, 2020				Balance at December 31, 2021
(in thousands of euros)	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total
RSUs	(8,701)	(15,437)	(9,923)	(34,061)	(8,559)	(8,664)	(5,803)	(23,026)	(13,809)	(10,433)	(11,061)	(35,303)
Share options/BSPCE	376	356	(2,054)	(1,322)	—	(350)	(368)	(718)	—	(242)	(588)	(830)
Plan 7	—	—	—	—	—	—	—	—	—	—	—	—
Plan 8	117	81	(167)	31	—	—	(17)	(17)	—	—	—	—
Plan 9	180	231	(281)	130	—	—	203	203	—	—	—	—
Plan 10	79	159	(1,299)	(1,061)	—	—	767	767	—	—	—	—
Plan 11	—	(115)	(240)	(355)	—	(167)	(104)	(271)	—	(70)	(50)	(120)
Plan 12	—	—	(67)	(67)	—	(183)	(1,217)	(1,400)	—	(172)	(538)	(710)
Warrant	—	—	(1,238)	(1,238)	—	—	(1,462)	(1,462)	—	—	(1,517)	(1,517)
Plans E, F, G and H	—	—	(1,238)	(1,238)	—	—	(1,462)	(1,462)	—	—	(1,517)	(1,517)
Total	(8,325)	(15,081)	(13,215)	(36,621)	(8,559)	(9,014)	(7,633)	(25,206)	(13,809)	(10,675)	(13,166)	(37,650)
R&D : Research and Development expenses
S&O : Sales and Operations expenses
G&A : General and Administrative expenses
Annex C-41

Note 11 – Financial and other Income and Expenses

The Consolidated Statements of Income line item “Financial income (expense)” can be broken down as follows:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Financial income from cash equivalents	1,365	979	536
Interest and fees	(2,126)	(2,463)	(1,921)
- Interest on debt	(1,567)	(2,086)	(1,682)
- Commissions	(559)	(377)	(239)
Interest on leases (1)	(4,207)	(2,524)	(1,452)
Foreign exchange loss	(3,997)	(343)	(3,080)
Other financial expense	(423)	(83)	4,554
Total financial and other income (expense)	(9,388)	(4,434)	(1,363)
(1) Application of IFRS 16 leases on January 1, 2019.

The €1.4 million financial expense for the period ended December 31, 2021 was mainly driven by i) interest on lease liabilities ii) financial expense related to the up-front fees amortization and the non-utilization costs as part of our available Revolving Credit Facility (RCF financing), partially offset from iii) the disposal of servers equipments for €2.5 million and iv) dividends received from a minority interest for €2.0 million. As of December 31, 2021, the main positions bearing currency risk are centralized and hedged at the level of the parent company.
The €4.4 million financial expense for the period ended December 31, 2020 was mainly driven by i) interest on lease liabilities ii) financial expense related to the drawing of €140 million, from May 2020 to November 2020, the up-front fees amortization and the non-utilization costs as part of our available Revolving Credit Facility (RCF) financing, partially offset by iii) income from cash & cash equivalent. As of December 31, 2020, the main positions bearing currency risk are centralized and hedged at the level of the parent company.
The €9.4 million financial expense for the period ended December 31, 2019 was mainly driven by i) interest on lease liabilities following the application of IFRS 16 Leases on January 1, 2019 ii) commitment fees on the multi-currency revolving credit line and iii) the negative impact of revaluation of hedging contracts.

Annex C-42

Note 12 – Income Taxes
Breakdown of Income Taxes
The Consolidated Statement of Income line item “Provision for income taxes” can be broken down as follows:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Current income tax	(21,506)	(24,944)	(29,425)
Deferred tax	(12,577)	(3,349)	15,542
Income tax	(34,083)	(28,293)	(13,883)
As mentioned in Note 3 (Principles and Accounting Methods), the French Research Tax Credit is not included in the line item “Provision for income taxes” but is deducted from “Research and development expenses” (see Note 8 - Allocation of Personnel Expenses) unlike the U.S. Research Tax Credit for an amount of €4.9 million, nil and €0.7 million for the year ended December 31, 2019, 2020 and 2021 respectively.
French business tax, CVAE, is included in the current tax balance for an amount of €4.9 million, €4.5 million and €2.3 million, for the years ended December 31, 2019, 2020 and 2021 respectively.

Annex C-43

Reconciliation between the Effective and Nominal Tax Expense
The following table shows the reconciliation between the effective and nominal tax expense at the nominal standard French rate of 28,40% (excluding additional contributions):

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Income before taxes	115,798	94,416	129,786
Theoretical group tax rates	34.43%	32.02%	28.4%
Nominal tax expense	(39,869)	(30,232)	(36,859)
Increase/decrease in tax expense arising from :
- Research tax credit (1)	9,692	4,639	4,082
- Net effect of share based compensation (2)	(11,998)	(10,170)	1,209
- BEAT waiver election (3)	(14,260)	(16,345)	(5,548)
- Other permanent differences (4)	(6,848)	7,860	(5,475)
- Non recognition of deferred tax assets related to tax losses and temporary differences (5)	(2,423)	(5,279)	(1,407)
- Utilization or recognition of previously unrecognized tax losses (6)	18,433	2,199	8,896
- French CVAE included in income taxes	(3,244)	(3,033)	(1,834)
- Special tax deduction (7)	14,243	11,734	21,684
- Effect of different tax rates	4,267	3,546	(440)
- Other differences	(2,076)	6,788	1,809
Effective tax expense	(34,083)	(28,293)	(13,883)
Effective tax rate	(29.5)%	(30.1)%	(10.5)%
(1)    Included income tax effect of the French RTC deducted from the "Research and development expenses" and U.S. tax credits included in the line "Provision for income taxes".
(2)    While in most countries share-based compensation does not give rise to any tax effect either when granted or when exercised, the United States and the United Kingdom generally permit tax deductions in respect of share-based compensation. The tax deduction generated in the United States and United Kingdom in connection with the number of options exercised during the period was offset by the share-based compensation accounting expense exclusion.
(3)    Final and new proposed regulations on the Base Erosion Anti-abuse Tax (BEAT) have been issued by the United States Treasury and IRS, allowing a waiver election to permanently forgo deductions for all U.S. federal tax purposes, with the result that the foregone deductions will not be treated as a base erosion tax benefit.
(4)    Mainly related to employee costs, depreciation expenses and intercompany transactions.
(5)     Deferred tax assets on which a valuation allowance has been recognized over the periods mainly relate to Criteo Ltd, Criteo Corp, Criteo France, Criteo Singapore Pte. Ltd, Criteo do Brasil LTDA and Criteo Pty.
(6)    In 2019, recognition of previously unrecognized tax losses related to Criteo Corp., mainly generated by the BEAT waiver election implementation .(3) In 2021, recognition of deferred tax assets from share-based compensation are net from tax deductions
(7)    Special tax deductions refer to the application of a reduced income tax rate on the majority of the technology royalties income invoiced by the Parent to its subsidiaries.

Annex C-44

Deferred Tax Assets and Liabilities
The following table shows the changes in the major sources of deferred tax assets and liabilities:

(in thousands of euros)	Defined Benefit Obligation	Tax losses	Intangible & Tangible assets	Other*	Limitation of Deferred Tax Assets	Deferred Tax Position
Balance at January 1, 2019	1,665	48,347	(20,769)	28,448	(37,681)	20,010
Recognized in profit or loss	513	(24,725)	1,543	(5,640)	15,732	(12,577)
Recognized in other comprehensive income	422	—	—	—	(277)	145
Change in scope	—	(288)	—	—	288	—
Currency translation adjustments	—	680	(335)	507	(688)	164
Transfer	—	—	—	9,921	—	9,921
Balance at December 31, 2019	2,600	24,014	(19,561)	33,236	(22,626)	17,663
Recognized in profit or loss	173	(3,500)	1,746	9,124	(10,892)	(3,349)
Recognized in other comprehensive income	(1,320)	—	—		863	(457)
Change in scope	—	980	26	131	(1,028)	109
Currency translation adjustments	—	(1,463)	1,156	(3,562)	2,648	(1,221)
Transfer	—	—	—	—	—	—
Balance at December 31, 2020	1,453	20,031	(16,633)	38,929	(31,035)	12,745
Recognized in profit or loss	144	5,975	1,711	7,119	800	15,749
Recognized in other comprehensive income	(337)	—	—	—	194	(143)
Change in scope		2,080	(1,487)	18	(611)	—
Currency translation adjustments	2	1,517	(1,175)	2,243	(1,665)	922
Transfer	—	—	(1,214)	(206)	1,420	—
Balance at December 31, 2021	1,262	29,603	(18,798)	48,103	(30,897)	29,273
*Other deferred tax assets and liabilities are mainly comprised of research tax credits and employee related-payables.
As at December 31, 2019, 2020 and 2021, the valuation allowance against net deferred income taxes amounted to €22.6 million, €31.0 million and €32.3 million, which related mainly to Criteo Corp. (€11.4 million, €10.8 million and €5.0 million, respectively), Criteo do Brasil (€2.9 million, €2.2 million and €2.3 million respectively), Criteo Ltd (€6.7 million, €6.0 million and €6.7 million, respectively), Criteo China (€2.9 million, €2.7 million and €2.9 million, respectively), Criteo Singapore (€2.5 million, €2.7 million and €3.7 million, respectively), Criteo Pty (€2.3 million, €2.3 million and €2.4 million, respectively) and Criteo France (€(6.8) million, €0.8 million and €5.5 million, respectively).
The Company has various net operating loss carryforwards, generated by the U.S. and Chinese subsidiaries of €5.0 million and €2.9 million, respectively, which begin to expire in 2030 and 2022, respectively. The Company has net operating loss carryforwards in the United Kingdom of €6.7 million which have no expiration date.

Annex C-45

Current tax assets
Current tax assets mainly correspond to the down payments and tax credits of Criteo S.A and Criteo do Brasil. Current tax liabilities arise primarily from Criteo Corp and Criteo K.K.
Annex C-46

Note 13 – Categories of Financial Assets and Liabilities
Financial Assets
The following schedules disclose our financial assets categories for the presented periods:

	December 31, 2019
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	19,358	19,358	19,358
Trade receivables, net of allowances	425,640	425,640	425,640
Other current assets	69,139	69,139	69,139
including derivatives instruments	—	—	1,487
Cash and cash equivalents	372,751	—	372,751
Total	886,888	514,137	886,888

	December 31, 2020
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	48,829	14,754	48,829
Trade receivables, net of allowances	386,321	386,321	386,321
Other current assets	73,466	73,466	73,466
Cash and cash equivalents	397,784	—	397,784
Total	906,400	474,541	906,400

	December 31, 2021
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Marketable Securities	48,825	—	48,825
Non current financial assets	6,239	6,239	6,239
Trade receivables, net of allowances	513,849	513,849	513,849
Other current assets	94,524	94,471	94,471
including derivatives instruments	53	—	53
Cash and cash equivalents	455,330	—	455,330
Total	1,074,357	614,559	1,074,304

Annex C-47

Financial Liabilities

The following schedules disclose our financial liabilities categories for the presented periods:

	December 31, 2019
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,920	3,920
including derivative instruments		1,143
Trade Payables	347,564	347,564
Other current liabilities	141,985	141,985
Total	493,469	493,469

	December 31, 2020
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	2,669	2,669
including derivative instruments	—	754
Trade Payables	299,372	299,372
Other current liabilities	143,250	143,250
Total	445,291	445,291

	December 31, 2021
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	885	885
Trade Payables	380,465	380,465
Other current liabilities	173,612	173,612
Total	554,962	554,962

Annex C-48

Note 14 – Goodwill

(In thousands of euros)	Marketing Solutions	Retail Media	Total
Balance at January 1, 2020	162,985	119,283	282,268
Additions to goodwill		2,381	2,381
Currency translation adjustment	(14,800)	(4,341)	(19,141)
Balance at December 31, 2020	148,185	117,323	265,508
- Gross value at end of period	148,185	117,323	265,508
Balance at January 1, 2021	148,185	117,323	265,508
Additions to goodwill		7,128	7,128
Currency translation adjustment	10,036	8,428	18,464
Balance at December 31, 2021	158,221	132,879	291,100
- Gross value at end of period	158,221	132,879	291,100

(In thousands of euros)	Balance at 1st January 2021	Additions	Impairement	FX	Balance at December 31, 2021
Marketing solutions	148,185	—	—	10,035	158,221
Retail Media	117,323	7,128	—	8,428	132,879
Total	265,508	7,128	—	18,464	291,100
On May 18, 2021, Criteo S.A completed the acquisition of all of the outstanding shares of Doobe In Site Ltd. ("Mabaya"), a leading retail media technology company that powers sponsored products and retail media monetization for major ecommerce marketplaces globally. The total consideration paid was $9.9 million (€8.7 million) for the acquisition of shares. The acquisition was financed by available cash resources. The transaction has been accounted for as a business combination under the acquisition method of accounting. The purchase price allocation has been finalized. The valuation of the fair value of Mabaya's assets acquired and liabilities assumed resulted in the identification of technology of $8.0 million (€7.1 million), a $5.1 million (€4.5 million) employee related payable and a $2.5 million (€2.2 million) liability relating to a redemption fee payable to a governmental agency. Goodwill amounted to $9.0 million (€7.1 million). In addition, acquisition costs amounting to $0.5 million (€0.4 million) were fully expensed as incurred.

As at December 31, 2021, 2020 and 2019, the Company did not recognize any goodwill impairment as the recoverable value of the cash generating unit exceeded significantly its carrying value.

Annex C-49

Note 15 – Intangible assets

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Software	Technology and customer relationships	Construction in Progress	Total
Balance at January 1, 2020	17,015	57,307	3,018	77,340
Additions to intangible assets	2,775	—	9,850	12,625
Amortization and impairment expense	(8,248)	(13,605)	—	(21,853)
Change in consolidation scope	54	—	—	54
Currency translation adjustment	(5)	(3,020)	(156)	(3,181)
Transfer into service	1,936	—	(1,936)	—
Balance at December 31, 2020	13,527	40,682	10,776	64,985
Gross value at end of period	54,479	119,924	10,776	185,179
Accumulated amortization and impairment at end of period	(40,952)	(79,242)	—	(120,194)
Balance at January 1, 2021	13,527	40,682	10,776	64,985
Additions to intangible assets	5,765	—	11,804	17,569
Amortization and impairment expense	(8,144)	(10,932)	—	(19,076)
Change in consolidation scope	—	6,438	—	6,438
Currency translation adjustment	213	2,594	270	3,077
Transfer into service	5,068	735	(5,803)	—
Balance at December 31, 2021	16,388	39,517	17,047	72,952
Gross value at end of period	65,269	134,440	17,047	216,756
Accumulated amortization and impairment at end of period	(48,881)	(94,923)	—	(143,804)
Additions to software consist mainly of capitalization of internally developed internal-use software and IT licenses.
Amortization on technology and customer relationships relates to HookLogic, Storetail and Mabaya intangibles resulting from each of the three business combinations respectively.
No event in 2021 that would trigger impairment in the balance of intangibles has occurred.
The average life of software is 3 years. The average life of technology and customer relationships is between 3 and 9 years.
Annex C-50

Note 16 – Property, Plant and Equipment

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Fixtures and fittings	Furniture and equipment	Construction in progress	Total
Balance at January 1, 2020	11,416	157,584	3,832	172,832
Additions to tangible assets	675	34,119	11,536	46,330
Disposal of tangible assets	(2,444)	(1,339)	—	(3,783)
Depreciation expense	(3,343)	(52,109)	—	(55,452)
Change in consolidation scope	—	(10)	15	5
Currency translation adjustments	(557)	(4,476)	(473)	(5,506)
Transfer into service	216	3,151	(3,367)	—
Balance at December 31, 2020	5,963	136,920	11,543	154,426
Gross value at end of period	24,127	357,814	11,543	393,484
Accumulated depreciation at end of period	(18,164)	(220,894)	—	(239,058)
Balance at January 1, 2021	5,963	136,920	11,543	154,426
Additions to tangible assets	2,108	14,708	12,112	28,928
Disposal of tangible assets	(3,707)	(4,426)	—	(8,133)
Depreciation expense	(1,178)	(54,478)	—	(55,656)
Change in consolidation scope	—	12	—	12
Currency translation adjustments	273	3,564	160	3,997
Transfer into service	—	11,986	(11,986)	—
Balance at December 31, 2021	3,459	108,286	11,829	123,574
Gross value at end of period	11,859	307,090	11,829	330,778
Accumulated depreciation at end of period	(8,400)	(198,804)	—	(207,204)
The increase in property plant and equipment mainly includes server equipment in the French, U.S. and Japanese subsidiaries where the Company’s data centers are located.

Note 17 – Marketable Securities
As of December 2021, €48.8 million of investments were classified as Marketable Securities as they do not meet the cash and cash equivalent criteria and are accounted for using the amortized cost model. Management has the intent to hold the investments maturity and collect interest income.The interest income was not material as of December 31, 2021
The fair value approximates the carrying amount of the securities given the nature of the term deposit and the maturity of the expected cash flows. The term deposit is considered a level 2 financial instruments as it is measured using valuation techniques based on observable market data.
Annex C-51

Note 18 – Non-Current Financial Assets
Non-current financial assets are mainly composed of guarantee deposits for office rentals in France, Spain, the United Kingdom, the United States, Japan and Singapore amounting €5.3 million.
Annex C-52

Note 19 - Leases
The components of lease expense are as follows:

	December 31, 2020
(In thousands of euros)	Offices	Data Centers	Total
Depreciation and impairment expense	26,183	21,871	48,054
Interest expense	1,905	619	2,524
Short term lease expense	718	294	1,012
Variable lease expense	389	—	389
Sublease income	(663)	—	(663)
Total	28,532	22,784	51,316

	December 31, 2021
(In thousands of euros)	Offices	Data Centers	Total
Depreciation and impairment expense	13,579	19,967	33,546
Interest expense	939	511	1,450
Short term lease expense	289	34	323
Variable lease expense	259	226	485
Sublease income	(600)	—	(600)
Total	14,466	20,738	35,204

The right of use asset is compromised of the following items:

	December 31, 2020
(In thousands of euros)	Gross Book Value	Amortization and Depreciation	Net
Offices	109,320	(48,269)	61,051
Data Centers	60,778	(28,719)	32,059
Total	170,098	(76,988)	93,110

Annex C-53

	December 31, 2021
(In thousands of euros)	Gross Book Value	Amortization and Depreciation	Net
Offices	98,928	(26,858)	72,070
Data Centers	73,436	(40,884)	32,552
Total	172,364	(67,742)	104,622
Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Offices	Data Centers	Total

Net value as of January 1, 2020	92,825	33,242	126,067
New contracts/modifications to existing contracts	(9,031)	21,954	12,923
Depreciation	(24,924)	(21,871)	(46,795)
Impairment	5,131	—	5,131
Currency translation adjustments	(2,950)	(1,266)	(4,216)
Net value as of December 31, 2020	61,051	32,059	93,110
New contracts/modifications to existing contracts	23,448	19,725	43,173
Depreciation	(18,662)	(19,967)	(38,629)
Impairment	4,914	—	4,914
Currency translation adjustments	1,319	735	2,054
Net value as of December 31, 2021	72,070	32,552	104,622

The lease liability is compromised of the following:

	December 31, 2020
(In thousands of euros)	Offices	Data Centers	Total
Long term lease liabilities	52,526	15,485	68,011
Short term lease liabilities	20,606	19,722	40,328
Total	73,132	35,207	108,339

	December 31, 2021
(In thousands of euros)	Offices	Data Centers	Total
Long term lease liabilities	64,020	18,360	82,380
Short term lease liabilities	12,739	17,631	30,370
Total	76,759	35,991	112,750

Annex C-54

As of December 31, 2021, the future minimum lease payments were as follows:

(In thousands of euros)	Offices	Data Centers	Total

2022	13,624	17,571	31,195
2023	14,895	11,393	26,288
2024	10,835	3,787	14,622
2025	9,877	2,168	12,045
2026	7,754	791	8,545
2027 and after	22,242	—	22,242
Total	79,227	35,710	114,937
As of December 31, 2021, we have additional leases, primarily for data centers, that have not yet commenced which will result in additional operating lease liabilities and right of use assets of approximately €12.3 million. These operating leases will commence in 2022.

Annex C-55

Note 20 - Trade Receivables

The following table shows the breakdown in trade receivables net book value for the presented periods:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Trade accounts receivables	443,105	418,848	553,936
Less provision for credit losses	(17,465)	(32,527)	(40,087)
Net book value at end of period	425,640	386,321	513,849
Changes in allowance for doubtful accounts are summarized below:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Balance at beginning of period	(22,637)	(17,465)	(32,527)
Provision for doubtful accounts	(13,055)	(27,009)	(12,202)
Reversal of provision	18,591	10,127	6,328
Change in consolidation scope	—	—	—
Currency translation adjustment	(364)	1,820	(1,686)
Balance at end of period	(17,465)	(32,527)	(40,087)
The change in the allowance for credit losses for the twelve months ended December 31, 2021 is due to the lower impact related to the financial difficulties of some of our customers and the impact of COVID-19 on the Company's future cash collections caused by the downturn in the economy. In times of the global economic turmoil, brought about by COVID-19, the estimates and judgments with respect to the collectability of the receivables are subject to greater uncertainty than in more stable periods.
Annex C-56

Note 21 – Other Current Assets

The following table shows the breakdown in other current assets net book value for the presented periods:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Prepayments to suppliers	4,547	4,574	8,512
Employee-related receivables	249	147	144
Taxes receivables	54,232	57,035	64,797
Other debtors	3,087	3,770	7,523
Prepaid expenses	7,024	7,940	13,495
Derivatives	—	—	53
Gross book value at end of period	69,139	73,466	94,524
Net book value at end of period	69,139	73,466	94,524
Taxes receivables are primarily composed of VAT receivables and research tax credit receivables. Prepaid expenses mainly consist of office rental advance payments.

Annex C-57

Note 22 – Cash and Cash Equivalents
Consolidated Statement of the Financial Position

The following table presents for each reported period, the breakdown of cash and cash equivalents :

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Interest-bearing bank deposits	168,345	132,391	121,161
Cash & cash equivalents	204,406	265,393	334,169
Total Cash & cash equivalents	372,751	397,784	455,330
The short-term investments included investments in money market funds and interest–bearing bank deposits which met IFRS 7 — Statement of Cash Flow criteria: short-term, highly liquid investments, for which the risks of changes in value are considered to be insignificant.
Interest-bearing bank deposits are considered level 2 financial instruments as they are measured using valuation techniques based on observable market data. For the cash and cash equivalents, the fair value approximates the carrying amount, given the nature of the cash and cash equivalents and the maturity of the expected cash flows.
Consolidated Statement of Cash Flow
The breakdown of cash & cash equivalents presented in the Consolidated Statement of Cash Flow can be reconciled with the financial statement position as follows:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Cash & cash equivalents	372,751	397,784	455,330
Net cash and cash equivalents	372,751	397,784	455,330
Annex C-58

Note 23 – Common shares

The Group manages its capital to ensure that entities in the Company will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
Our capital structure consists of financial liabilities (net debt) and equity (issued capital, reserves, retained earnings and non-controlling interests).
The Group is not subject to any externally imposed capital requirements.
Change in Number of Shares

Change in number of shares	Number of ordinary shares
Balance at January 1, 2020	62,293,508
of which Common stock	66,197,181
of which Treasury stock	(3,903,673)
Issuance of shares under share option and free share plans (1)	231,784
Storetail deferred consideration	(156,859)
Share repurchase program (see note 4)	(1,728,863)
Balance at December 31, 2020	60,639,570
of which Common stock	66,272,106
of which Treasury stock	(5,632,536)
Issuance of shares under share option and free share plans (2)	(388,759)
Treasury shares issued for RSU vesting	1,573,696
Treasury Shares Retired	1,498,709
Share repurchase program (3)	(2,647,742)
Balance at December 31, 2021	60,675,474
of which Common stock	65,883,347
of which Treasury stock	(5,207,873)
(1) Approved by the board of directors on March 3, 2020, April 23, 2020, June 22, 2020, July 23, 2020, October 23, 2020 and December 9, 2020.
(2) Approved by the board of directors on February 5, 2021, February 25, 2021, April 29, 2021, June 14, 2021, July 29, 2021, October 28, 2021 and December 15, 2021.
(3) Adopted by the Board of Directors on October 28, 2021
Annex C-59

Note 24 – Earnings Per Share
Basic Earnings Per Share
The Group calculates basic earnings per share by dividing the net income for the period attributable to shareholders of the Parent company by the weighted average number of shares outstanding.

	December 31, 2019	December 31, 2020	December 31, 2021
Net income attributable to shareholders of Criteo S.A.	77,120	63,554	113,207
Weighted average number of shares outstanding	64,305,965	60,876,480	60,717,446
Basic earnings per share	1.2	€1.04	€1.86	€
Diluted Earnings Per Share
The Group calculates diluted earnings per share by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued from share-based compensation plans (see note 10). There were no other potentially dilutive instruments outstanding as of December 31, 2019, 2020 and 2021. Consequently all potential dilutive effects from shares are considered.
For each period presented, a contract to issue a certain number of shares (i.e. share option, share warrant, restricted share award or BSPCE contracts) is assessed as potentially dilutive, if it is “in the money” (i.e., the exercise or settlement price is inferior to the average market price).

	December 31, 2019	December 31, 2020	December 31, 2021
Net income attributable to shareholders of Criteo S.A.	77,120	63,554	113,207
Weighted average number of shares outstanding of Criteo S.A.	64,305,965	60,876,480	60,717,446
Dilutive effect of :	1,240,725	670,725	2,908,824
- Restricted share awards	932,694	572,559	2,591,291
- Share options (OSA) and BSPCE	271,756	88,321	203,309
- Share warrants	36,276	9,845	114,224
Weighted average number of shares outstanding used to determine diluted earnings per share	65,546,690	61,547,205	63,626,270

Diluted earnings per share	1.18	€1.03	€1.78	€

Annex C-60

Note 25 – Employee Benefits

Defined Benefit Plans
According to the French law and the Syntec Collective Agreement, French employees are entitled to compensation paid on retirement.
The following table summarizes the changes in the projected benefit obligation:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Defined Benefit Obligation present value - Beginning of period	4,835	7,553	5,026
Service cost	1,390	1,954	1,119
Finance cost	101	83	43
Actuarial losses (gains)	1,227	(4,564)	(1,151)
Defined Benefit Obligation present value - End of period	7,553	5,026	5,037
The Company does not hold any plan assets for any of the periods presented.
The reconciliation of the changes in the present value of projected benefit obligation with the Consolidated Statement of Income for the presented periods is illustrated in the following table:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Service cost	(1,390)	(1,954)	(1,119)
- Research and development expense	(679)	(975)	(580)
- Sales and operations expense	(253)	(345)	(175)
- General and administrative expense	(458)	(634)	(364)
Finance cost	(101)	(83)	(43)
- Finance income (expense)	(101)	(83)	(43)
Actuarial (losses) gains	(1,227)	4,565	1,151
- Other comprehensive (loss) income	(1,227)	4,565	1,151
The main assumptions used for the purposes of the actuarial valuations are listed below:

	December 31, 2019	December 31, 2020	December 31, 2021
Discount rate (Corp AA)	1.10%	0.85%	1.40%
Expected rate of salary increase	5.00%	5.00%	5.00%
Expected rate of social charges	49% - 50%	49% - 50%	49% - 50%
Estimated retirement age	Table progressive	Table progressive	Table progressive
Life table	TH-TF 2000-2002 shifted	TH-TF 2000-2002 shifted	TH-TF 2000-2002 shifted
Staff turnover assumptions	0 - 10.5%	0 - 17.8%	0 - 17.8%
Annex C-61

Defined Contribution Plans
The total expense represents contributions payable to these plans by us at specified rates.

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Defined contributions plans included in personnel expenses	(14,011)	(14,201)	(13,665)

Note 26 – Financial Liabilities

The changes in current and non-current financial liabilities during the periods ended December 31, 2021 are illustrated in the following schedules:

(In thousands of euros)	December 31, 2020	New borrowings	Repayments	Change in scope	Other (2)	Currency translation adjustment	December 31, 2021
Borrowings (1)	—					—	—
Other financial liabilities	315					3	318
Non current portion	315	—	—	—	—	3	318
Borrowings (1)	1,225		(1,056)			—	169
Other financial liabilities	375		(2,152)	2,019		156	398
Derivatives	754	—	—	—	(754)	—	—
Current portion	2,354	—	(3,208)	2,019	(754)	156	567
Borrowings (1)	1,225	—	(1,056)	—	—	—	169
Other financial liabilities	690	—	(2,152)	2,019	—	159	716
Derivatives	754	—	—	—	(754)	—	—
Total	2,669	—	(3,208)	2,019	(754)	159	885
(1) includes accrued interest
(2) Includes reclassification from non-current to current portion based on maturity of financial liabilities

Annex C-62

We are party to several loan agreements and revolving credit facilities, or RCF, with third-party financial institutions. Our loans and RCF agreements are presented in the table below:

Date	Nominal/ Authorized amounts (in thousands of euros)	Amount drawn	Balance as of December 31, 2021 (in thousands of euros)	Interest rate	Settlement date
Bank syndicate RCF - Criteo SA
September 24, 2015	€350,000	—	—	Floating rate : EURIBOR/LIBOR + margin depending on leverage ratio	March 2022
(1) Subsequent to the settlement date of March 2022, the authorized amount of €350 million is reduced to €294 million through to a new settlement date of March 2023

On September 24, 2015, Criteo entered into a five year revolving credit facility for general corporate purposes, including acquisitions, for a maximum amount of €250 million, with a bank syndicate composed of Natixis (coordinator and documentation agent), Le Credit Lyonnais (LCL) (facility agent), HSBC France, Société Générale Corporate & Investment Banking and BNP Paribas (each acting individually as bookrunners and mandated lead arrangers). This multi-currency revolving credit facility bears interest rate at Euribor or the relevant Libor plus a margin to be adjusted on the basis of the leverage ratio. The agreement contains clauses relating to prepayments, indemnities, representations, commitments (ratio of net debt to adjusted EBITDA, restrictions in the event of new debt) and default.
In 2017, this agreement was amended by, among other things, increasing the amount of facility from €250.0 million to €350.0 million and extending the term of the contract from 2020 to 2022. In 2020, the parties to the RCF agreement have agreed to extend the term of the agreement for one additional year, from March 2022 to March 2023, composed of a €350 million commitment through March 2022 and a €294 million commitment from the end of March 2022 through March 2023.
At December 31, 2021, no amount is drawn under the RCF.
These loans include special clauses in the event of default, but do not contain any affirmative, financial or negative covenants, with the exception of the €350.0 million revolving credit facility . This facility contains a covenant which was in compliance as of December 31, 2021.

Note 27 – Net debt

The company net debt is calculated by offsetting the cash and cash equivalents from the financial liabilities.
As shown in note 5 and 21, the market risk is monitored by management, who define the management policy regarding the consolidated net debt in terms of liquidity, interest rates, exchange rates and counterparty risk for the upcoming months and analyzes the previous events (realized transactions, financial results).
Annex C-63

The following tables show the maturity and allocation by currency of our financial liabilities and cash and cash equivalents.
Net debt by maturity

(In thousands of euros)	Carrying value	Maturity
		2022	2023	2024	2025	2026
Borrowings (1)	169	169
Other financial liabilities	716	65	40	332	279
Derivatives	—
Financial liabilities	885	234	40	332	279	—
Cash and cash equivalents	(455,330)	(455,330)	—	—	—	—
Net financial debt	(454,445)	(455,096)	40	332	279	—
(1) includes accrued interest
Net debt by currency

(In thousands of euros)	Carrying value	Currency
		EUR	GBP	USD	JPY	KRW	Others
Borrowings (1)	148	148			—	—	—
Other financial liabilities	737	350	332	55	—	—	—
Derivatives	—		—	—	—	—	—
Financial liabilities	885	498	332	55	—	—	—
Cash and cash equivalents	(455,330)	(328,028)	(4,430)	(49,756)	(38,220)	(9,880)	(25,016)
Net financial debt	(454,445)	(327,530)	(4,098)	(49,701)	(38,220)	(9,880)	(25,016)
(1) includes accrued interest

Annex C-64

Note 28 – Contingencies

(In thousands of euros)	Provision for employee related litigation	Other provisions	Total
Balance at January 1, 2020	555	5,126	5,681
Charges	444	870	1,314
Provision used	—	(728)	(728)
Provision released not used	(29)	(1,935)	(1,964)
Currency translation adjustments	(6)	(119)	(125)
Other (**)	—	(2,345)	(2,345)
Balance at December 31, 2020	964	869	1,833
Charges	835	836	1,671
Provision used	(471)	—	(471)
Provision reversed not used (*)	(333)	—	(333)
Currency translation adjustments	(9)	10	1
Other (**)	—	—	—
Balance at December 31, 2021	986	1,715	2,701
of which current	986	1,715	2,701
(*) Due to revised estimate
(**) Transferred to tax payables following receipt of the notification confirming amount due

The amount of the provisions represent management’s best estimate of the future outflow.
Note 29 – Other current liabilities
Other current liabilities are presented in the following table:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Clients’ prepayments	12,120	9,973	14,502
Credit notes	14,616	11,762	15,383
Employee-related payables	66,566	69,491	86,647
Taxes payable	43,477	46,549	52,067
Accounts payable relating to capital expenditures	4,159	4,885	4,217
Other creditors	845	522	722
Deferred revenue	202	68	73
Total	141,985	143,250	173,611

Annex C-65

Note 30 – Commitments and contingencies
Purchase Obligations

As of December 31, 2021, the Group had €44.2 million of other non-cancellable contractual obligations, primarily related to software licenses, maintenance and €1.6 million bandwidth for the servers.
Revolving Credit Facilities, Credit Lines Facilities and Bank Overdrafts

As mentioned in Note 26, Criteo is party to an RCF with a syndicate of banks which allow us to draw up to €350.0 million as of December 31, 2021.
The Group also has short-term credit lines and overdraft facilities with HSBC plc, BNP Paribas and LCL. Criteo is authorized to draw up to a maximum of €21.5 million in the aggregate under the short-term credit lines and overdraft facilities. As of December 31, 2021, Criteo had not drawn on any of these facilities. Any loans or overdraft under these short-term facilities bear interest based on the one month EURIBOR rate or three month EURIBOR rate. As these facilities are exclusively short-term credit and overdraft facilities, our banks have the ability to terminate such facilities on short notice. The short-term facilities also include special clauses in the event of default, but are not subject to guarantees and covenants.
All of these loans and revolving credit facilities are unsecured and contain customary events of default but do not contain any affirmative, financial or negative covenants, with the exception of the €350.0 million revolving credit facility which contains covenants, including compliance with a total net debt to adjusted EBITDA ratio and restrictions on the incurrence of additional indebtedness. At December 31, 2021, we were in compliance with the required leverage ratio.

Annex C-66

Note 31 – Related Parties
On March 2, 2020, the Group announced that Chief Financial Officer Benoit Fouilland plans to depart from Criteo at the end of the second quarter 2020.
On May 15, 2020, the Group announced the appointment of Dave Anderson as the Company’s Interim Chief Financial Officer for a six-month term in replacement of Benoit Fouilland, effective May 18, 2020. During his engagement, Mr. Anderson was also the Company’s Principal Financial Officer and Principal Accounting Officer. Mr. Fouilland departed Criteo on June 30, 2020.
On August 31, 2020, the Group announced that Jean-Baptiste Rudelle, Criteo's co-founder and former CEO, has stepped down from Criteo's Board of Directors effective August 27, 2020. Mr. Rudelle had previously stepped down from the day to day activities as CEO in November 2019, and as Chairman of the Board in July 2020.Also effective August 27, 2020, CEO Megan Clarken has been appointed to the Board of Directors.
On September 3, 2020, the Group announced the appointment of Sarah Glickman as the Company's Chief Financial Officer and Principal Accounting Officer, effective September 8, 2020, replacing Dave Anderson who served as interim Chief Financial Officer for four months.
The Executive Officers as of December 31, 2021 were:

•Megan Clarken - Chief Executive Officer
•    Sarah Glickman - Chief Financial Officer and Principal Accounting Officer
•Ryan Damon - General Counsel and Corporate Secretary

Total compensation for the Executive Officers, including social contributions, is summarized in the following table:

(In thousands of euros)	December 31, 2019	December 31, 2020	December 31, 2021
Short-term benefits (1)	(3,421)	(2,959)	(2,526)
Long-term benefits (2)	(40)	(20)	—
Share-based compensation	(4,113)	(1,842)	(5,678)
Total	(7,574)	(4,821)	(8,204)
1) Wages, bonuses and other compensations
2) Pension defined benefit plan

For the year ended December 31, 2019, 2020 and 2021, there were no material related party transactions.

Annex C-67

Note 32 – Subsequent Events

The Company has reviewed the events that occurred between the period ended December 31, 2021 and February 24, 2022, date of validation of the consolidated financial statements by the Board of Directors. There are no significant events requiring disclosure on the consolidated financial statements as of December 31, 2021.

Annex C-68

APPENDIX A
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED 2016 STOCK OPTION PLAN

Adopted by the Board on April 7, 2016
Approved by the Company’s combined shareholders’ general meeting of June 29, 2016
Amended from time to time. Last amendment by the Board: April 6, 2022

Appendix A-1

SUMMARY

1.PURPOSE OF THE PLAN	4
2. DEFINITIONS	4
3. SHARES SUBJECT TO THE PLAN	7
(a) Number of Shares Available for Grants.	7
4. ADMINISTRATION OF THE PLAN	7
(a) General.	7
(b) Powers of the Administrator.	8
(c) Effect of Administrator’s Decision.	8
5. LIMITATIONS	8
(a) U.S. Beneficiaries.	9
6. TERM OF PLAN	9
7. TERM OF OPTIONS	9
8. OPTION EXERCISE PRICE AND CONSIDERATION	10
(a) Subscription or Purchase Price.	10
(b) Prohibition on Repricing.	10
(c) Vesting Period, Minimum Vesting Period and Exercise Dates.	10
(d) Form of Consideration.	10
9. EXERCISE OF OPTIONS	11
(a) Procedure for Exercise; Rights as a Shareholder.	11
(b) Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months.	11
(c) Termination of the Optionee’s Continuous Status as Beneficiary.	12
(d) Disability of Optionee.	13
(e) Death of Optionee.	12
10. NON-TRANSFERABILITY OF OPTIONS	12
11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION	12
(a) Changes in Capitalization.	12
(b) Dissolution or Liquidation.	13
12. CHANGE IN CONTROL	13
(a) Assumption or Substitution of Options.	13
(b) Cashout of Options.	14
(c) Plan Binding on Successors.	14
13. GRANT	14
14. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN	14
(a) Amendment and Termination.	15
(b) Shareholders’ approval.	15
(c) Effect of amendment or termination.	15
15. COMPLIANCE WITH COMPANY POLICIES	15
(a) Clawback Policy.	15
(b) Share Ownership Guidelines.	15
16. U.S. BENEFICIARIES, CONDITIONS UPON ISSUANCE OF SHARES	15

Appendix A-2

(a) Legal Compliance.	15
(b) Investment Representations.	15
17. LIABILITY OF COMPANY	15
18. SHAREHOLDER APPROVAL	16
19. LAW, JURISDICTION	16

Exhibit A – Sub-Plan for Israeli Beneficiaries

Exhibit B – Stock Option Grant Agreement

Part I – Notice of Stock Option Grant
Part II – Terms and Conditions

Appendix A-3

CRITEO
AMENDED 2016 STOCK OPTION PLAN
1.Purpose of the Plan
Pursuant to its decision, taken on April 7, 2016 as approved by the Company’s combined shareholders’ general meeting of June 29, 2016, the Board decided, in compliance with the provisions of articles L. 225−177 et. seq. of the French Commercial Code, to adopt the 2016 stock option plan of the Company (the “Criteo 2016 Stock Option Plan”), the terms and conditions of which, as amended by the Board from time to time, are set out below.
The purpose of the Plan is to:
•attract and retain the best available personnel for positions of substantial responsibility;
•provide additional incentive to Beneficiaries; and
•promote the success of the Company’s business.
Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable Laws in order that they may benefit from available tax advantages.
2.Definitions
(a)“Administrator” means the Board, which shall administer the Plan in accordance with Section 4 of the Plan.
(b)“Affiliated Company” means an entity which conforms with the criteria set forth in article L. 225−180 of the French Commercial Code as follows:
•entities of which at least ten per cent (10%) of the share capital or voting rights are held directly or indirectly by the Company;
•entities which own directly or indirectly at least ten per cent (10%) of the share capital or voting rights of the Company; and
•entities of which at least fifty per cent (50%) of the share capital or voting rights are held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.
(c)“Agreed Leave” means any leave of absence having received a prior approval from the Company or, in the case of a U.S. Beneficiary, requiring no prior approval under U.S. laws or, in the case of a U.K. Beneficiary, requiring no prior approval under applicable U.K. laws. Leaves of absence requiring prior approval from the Company shall include leaves of more than three (3) months for illness or conditions about which the employee has advance knowledge, military leave, and any other personal leave. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave of whatever duration, which shall also not terminate the employment relationship between the Beneficiary and the Company or any Affiliated Company. Notwithstanding the foregoing, for purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of an Agreed Leave is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-Statutory Stock Option.

Appendix A-4

(d)“Applicable Laws” means for the U.S., the legal requirements related to the administration of stock option plans under federal and state corporate and securities laws, including requirements of any exchange or quotation system on which the Shares may then be listed or quoted, and the Code in force in the United States of America.
(e)“Beneficiary” means the chairman of the board of directors (président du conseil d’administration), the general manager (directeur général) and the deputy general managers (directeurs généraux délégués) or, as the case may be, the chairman and the members of the management board (président et membres du directoire) of the Company as well as any individual employed by the Company or by any Affiliated Company under the terms and conditions of an employment contract or otherwise, it being specified that a term of office of director of the Company or director of an Affiliated Company (remunerated or not) shall not be deemed to constitute an employment relationship.
(f)“Board” means the board of directors of the Company.
(g)“Change in Control” means (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.
(h)“Code” means the United States Internal Revenue Code of 1986, as amended, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto.
(i)“Company” means CRITEO, a société anonyme organized under the laws of the Republic of France, having its registered office located at 32 rue Blanche, 75009 Paris, France and registered with the trade and companies registry under number 484 786 249 RCS Paris.
(j)“Continuous Status as a Beneficiary” means as regards the chairman of the board of directors, the general manager, the deputy general manager(s) or, as the case may be, the chairman and the members of the management board, that the term of their office has not been terminated and, as regards an employee, that the employment relationship between the Beneficiary and the Company or any Affiliated Company is not terminated. Continuous Status as a Beneficiary shall not be considered terminated in the case of an (i) Agreed Leave or (ii) transfers between locations of the Company or between the Company or any Affiliated Company or the contrary or also from an Affiliated Company to another Affiliated Company.
(k)“Date of Grant” means the date of the decision of the Board to grant the Options.
(l)“Disability” means a disability declared further to a medical examination provided for in article R. 4624−21 of the French Labour Code or pursuant to any similar provision applicable to a foreign Affiliated Company or Beneficiary.
(m)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(n)“Fair Market Value” means the value for one Share as determined in good faith by the Administrator, according to the following provisions, as provided in the Shareholders Authorization:

Appendix A-5

(i)the Board may determine the subscription or purchase price of a share by reference to the closing sales price of one American Depositary Share representing one Share (“ADS”) on the Nasdaq Global Market for the day prior to the day of the decision of the Board to grant the Options, converted to Euros in the manner established by the Board. However, the purchase or subscription price shall in no case be less than ninety five percent (95%) of the average of the closing sales price for an ADS as quoted on said stock exchange market during the twenty market trading days prior to the Date of Grant; provided that, when an Option allows its holder to purchase Shares which have been previously purchased by the Company, then in addition to the minimum price stated above in this Section 2(n)(i) and in accordance with applicable law, the exercise price of such Option may not be less than eighty percent (80%) of the average price paid by the Company for the purchase of the treasury Shares.
(ii)for U.S. Beneficiaries, the subscription or purchase price shall not be less than the fair market value of the Shares on the Date of Grant, determined as follows (a) if the Shares, or ADSs representing the Shares, are listed or quoted for trading on an exchange, the value will be deemed to be the closing sales price of the Shares or ADSs, as applicable, on the principal exchange upon which such securities are traded or quoted on the day prior to the day of the decision of the Board to grant the Options, provided, if such date is not a trading day, on the last market trading day prior to such date; and (b) if the Shares or ADSs representing the Shares are not listed or quoted for trading on an exchange, the fair market value of the Shares as determined by the Board, consistent with the requirements of Section 422 with respect to Incentive Stock Options, and Section 409A of the Code with respect to Options not intended to be Incentive Stock Options.
Except as provided in Sections 11 and 12 of the Plan, the subscription or purchase price of Shares shall not be modified during the period in which the Option may be exercised. However, if the Company carries out any of the actions mentioned in article L. 225−181 of the French Commercial Code, it must take all necessary measures to protect Optionees’ interests in accordance with article L. 228−99 of the French Commercial Code. In the case of issuance of securities giving access to the share capital (valeurs mobilières donnant accès au capital), as well as in case of Company’s merger or scission, the Board may decide, for a limited period of time, to suspend the exercisability of the Options.
(o)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(p) “Non-Statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.
(q)“Notice of Grant” means a written notice evidencing the main terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
(r)“Option” means an option to purchase or subscribe for Shares granted pursuant to the Plan.
(s)“Optionee” means a Beneficiary who holds at least one outstanding Option.
(t)“Option Agreement” means a written agreement entered into between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
(u)“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

Appendix A-6

(v)“Plan” means the Criteo 2016 Stock Option Plan as adopted by the Board on April 7, 2016 and approved by the Company’s combined shareholders’ general meeting of June 29, 2016, and amended from time to time by the Board, including on April 25, 2019, April 23, 2020, April 7, 2021 and April 6, 2022.
(w)“Share” means one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
(x)“Share Capital” means the issued and paid up capital of the Company.
(y)“Shareholders Authorization” means the authorization given by the shareholders of the Company in the extraordinary general meeting held on June 29, 2016, as increased, amended or replaced from time to time by a further general meeting of the shareholders permitting the Board to grant Options.
(z)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(aa)“U.K. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the U.K. or otherwise subject to U.K. laws, regulations or taxation.
(ab)“U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws, regulations or taxation.
3.Shares Subject to the Plan
(a)Number of Shares Available for Grants.
(i)Subject to the provisions of Sections 11 and 12 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan shall not exceed the number of shares remaining available for issuance under the Shareholders Authorization. Subject to the foregoing, for Incentive Stock Options, the maximum number of Shares which may be optioned and issued is equal to 4,600,000. The Shares optioned and issued under the Plan may be newly issued Shares, treasury Shares or Shares purchased on the open market.
(ii)Except as provided in Section 11(a), no Beneficiary shall be granted, within any fiscal year of the Company, Options in respect of more than 2,200,000 Shares.
(iii)Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available again for future grant under the Plan.
(iv)For avoidance of doubt, the following Shares shall be deemed delivered for purposes of the limits set forth in Section 3(a)(i) and shall not be available for future grants of Options under the Plan: (1) Shares delivered by an Optionee (by either actual delivery or by attestation) or withheld by the Company in payment of the subscription price or exercise price of an Option and/or any applicable tax withholding obligations relating to an Option; and (2) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options.
4.Administration of the Plan
(a)General.
The Plan shall be administered by the Administrator.

Appendix A-7

(b)Powers of the Administrator.
Subject to the provisions of the French Commercial Code, the Shareholders Authorization, the Plan, and the Applicable Laws, the Administrator shall have the authority, in its discretion:
(i)to determine the Fair Market Value of the Shares, in accordance with Section 2(n) of the Plan;
(ii)to determine the Beneficiaries to whom Options may be granted hereunder;
(iii)to select the Beneficiaries and determine whether and to what extent Options are granted hereunder;
(iv)to approve or amend forms of Option Agreement for use under the Plan;
(v)to determine the terms and conditions of any Options granted hereunder, consistent with Plan terms. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine with the exception of the exercise price; it being specified that the Administrator’s discretion remains subject to the rules and limitations set forth in this Plan and in the French Commercial Code;
(vi)to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;
(vii)to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub−plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
(viii)to modify or amend each Option (subject to the provisions of Section 14(c) of the Plan), including, without limitation, the discretionary authority to accelerate the vesting of Options, to allow for Options to continue to vest after an Optionee’s termination of Continuous Status as a Beneficiary, or to extend the post−termination exercise period of Options after the termination of the employment agreement or the end of the term of office longer than is otherwise provided for in the Plan, but in no event beyond the original Option term;
(ix)to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
(x)to determine the terms and restrictions applicable to Options; and
(xi)to make all other determinations deemed necessary or appropriate for administering the Plan.
(c)Effect of Administrator’s Decision.
The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other concerned parties.
5.Limitations
(a)U.S. Beneficiaries.

Appendix A-8

(i)In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non−Statutory Stock Option. Incentive Stock Options may only be granted to Beneficiaries who meet the definition of “employees” under Section 3401(c) of the Code of the Company or a Parent or Subsidiary of the Company.
(ii)The aggregate Fair Market Value of the Shares covered by Incentive Stock Options granted under the Plan or any other stock option program of the Company (or any Parent or Subsidiary of the Company) that become exercisable for the first time in any calendar year shall not exceed U.S. $100,000. To the extent the aggregate Fair Market Value of such Shares exceeds U.S. $100,000, the Options covering those Shares the Fair Market Value of which causes the aggregate Fair Market Value of all such Shares to be in excess of U.S. $100,000 shall be treated as Non−Statutory Stock Options. Incentive Stock Options shall be taken into account in the order in which they were granted, and the aggregate Fair Market Value of the Shares shall be determined as of the Date of the Grant.
(iii)Non-Statutory Stock Options granted to U.S. Beneficiaries may only be granted to Beneficiaries in respect of whom the Company is an “eligible issuer of service recipient stock” and the Shares are “service recipient stock”, each within the meaning of Section 409A of the Code.
(b)The Options are governed by articles L. 225−177 and following of the French Commercial Code. They are not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or his term of office with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment or such term of office at any time, with or without cause.
(c)Other than as expressly provided hereunder, no member of the Board or of the supervisory board (in the event of change of management formula of the Company) or of an equivalent management body of an Affiliated Company shall be as such eligible to receive Options under the Plan.
6.Term of Plan
Subject to the approval of the shareholders of the Company in accordance with Section 18 of the Plan, the Plan shall be effective and Options may be granted as of June 29, 2016 (the “Effective Date”). The Plan has been adopted by the Board on April 7, 2016, and amended from time to time. It shall continue in effect until the tenth (10th) anniversary of the Effective Date or until all Shares subject to the Plan have been purchased according to the provisions of the Plan, unless terminated earlier under Section 14 of the Plan. Notwithstanding the foregoing, Incentive Stock Options may not be granted under the Plan after April 7, 2026.
7.Term of Options
The term of each Option shall be stated in the Notice of Grant as nine years and six months from the Date of Grant, in accordance with the Shareholders Authorization, subject to the specific provisions applicable in the event of death or Disability during such nine year and six month period. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the term of the Option shall be no more than five (5) years from the Date of Grant.

Appendix A-9

8.Option Exercise Price and Consideration
(a)Subscription or Purchase Price.
The per Share subscription or purchase price for the Shares to be issued or sold pursuant to exercise of an Option shall be determined by the Administrator on the basis of the Fair Market Value.
(i)In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the per Share subscription or purchase price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii);
(ii)In the case of a Non−Statutory Stock Option or Incentive Stock Option, not covered by Section 8(a)(i) above, granted to any U.S. Beneficiary, the per Share subscription or purchase price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii).
(b)Prohibition on Repricing.
Subject to limitations imposed by Section 409A of the Code, Applicable Laws and the French Commercial Code and except as provided in Sections 11 and 12 of the Plan, in no event shall the subscription or purchase price with respect to an Option be reduced following the Date of Grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or cash payment without shareholder approval.
(c)Vesting Period, Minimum Vesting Period and Exercise Dates.
(i)At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period in the Company or an Affiliated Company. Any Option granted hereunder shall provide for a vesting period of at least one (1) year following the Date of Grant.
(ii)Notwithstanding anything set forth in Section 8(c)(i) to the contrary, Options representing a maximum of five percent (5%) of the Shares reserved for issuance under Section 3(a)(i) may be granted hereunder without any minimum vesting condition. Further, nothing in Section 8(c)(i) shall limit the Company’s ability to grant Options that contain rights to accelerated vesting on an Optionee’s termination of Continuous Status as a Beneficiary or to otherwise accelerate vesting, including, without limitation, upon a Change in Control.
(d)Form of Consideration.
The consideration to be paid for the Shares to be issued or purchased upon exercise of Options, including the method of payment, shall be determined by the Administrator. Unless otherwise provided in the Option Agreement, such consideration shall consist entirely of an amount in Euro or U.S. dollars corresponding to the exercise price which shall be paid by wire transfer. To the extent permitted by the Administrator, payment of consideration for the Shares (and/or any applicable tax withholdings) may be made by instructing the Company to withhold a number of Shares having a Fair Market Value equal to the product of (1) the subscription or exercise price per Share (plus tax withholdings, if applicable) multiplied by (2) the number of Shares in respect of which the Option shall have been exercised.

Appendix A-10

In the event that, as a consequence of the exercise of an Option, the Company or any Affiliated Company shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Optionee, the Option shall not be deemed duly exercised until the Optionee has paid to the Company or to the relevant Affiliated Company the amount corresponding to such taxes, social costs, or social security taxes or contributions.
Where the Company (or any Affiliated Company) is required, as a result of the exercise of an Option, to pay or account for any amount of U.K. tax or U.K. class 1 primary national insurance contributions, it shall be a condition of exercise of the relevant Option that the relevant Beneficiary shall, at the time of exercise, have remitted to the Company in cleared funds an amount equal to the liability to pay U.K. income tax or U.K. class 1 primary national insurance contributions or have entered into such other arrangements with the Company or the relevant Affiliated Company to discharge such liability as the Company may in its absolute discretion approve.
As a condition of grant of an Option hereunder, each Beneficiary agrees to pay to the Company or any Affiliated Company an amount equal to the Company or the Affiliated Company’s liability to pay class 1 secondary national insurance contributions arising on the exercise of an Option, and the Beneficiary shall be required to pay such amount on the exercise of the Option (failing which any purported exercise of the Option shall be invalid).
9.Exercise of Options
(a)Procedure for Exercise; Rights as a Shareholder.
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
An Option may not be exercised for a fraction of a Share. Unless otherwise provided in an Option Agreement, the number of Shares in respect of which an Option can be exercised pursuant to an Option will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Shares pursuant to the exercise of an Option in an amount that exceeds the total number of Shares granted under the Option.
Subject to the provisions of Section 8(d) of the Plan, an Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the provisions of the Option Agreement) together with a share subscription or purchase form (bulletin de souscription ou d’achat) duly executed by the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised in accordance with Section 8(d) of the Plan.
Upon exercise of an Option, the Shares issued or sold to the Optionee shall be assimilated with all other Shares of the Company of the same class and shall be entitled to dividends once the Shares are issued for the fiscal year during which the Option is exercised. For the avoidance of doubt, an Option shall not entitle an Optionee to receive any dividends paid prior to the date of exercise of such Option and in no event shall dividend equivalents be payable with respect to Options.
In the event that a Beneficiary infringes one of the above mentioned commitments, such Beneficiary shall be liable for any consequences resulting from such infringement for the Company and undertakes to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option may be exercised.
(b)Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months.

Appendix A-11

Unless otherwise required by Applicable Laws, in the event an Optionee is on an Agreed Leave for more than three (3) months, such Optionee’s Options shall (a) stop vesting on the first day of the calendar quarter immediately following the calendar quarter during which the Agreed Leave began and (b) resume vesting on the first day of the calendar quarter immediately following the calendar quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the vesting period for such Optionee’s Options shall be extended in accordance with this Section 9(b).
(c)Termination of the Optionee’s Continuous Status as Beneficiary.
Upon termination of an Optionee’s Continuous Status as a Beneficiary (including by reason of the Beneficiary's employer ceasing to be an Affiliated Company), other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Options only within such period of time as is specified in the Notice of Grant and only for the part of the Options that the Optionee was entitled to exercise at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). Unless a longer period is specified in the Notice of Grant or otherwise resolved by the Board, an Option shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such a period cannot exceed three (3) months following the Optionee’s termination of Continuous Status as a Beneficiary (other than in the case of the Optionee’s death or disability as defined in Section 22(e)(3) of the Code) or the Option will be treated as a Non−Statutory Stock Option. If, at the date of termination, the Optionee is not entitled to exercise all his or her Options, the Shares covered by the unexercisable portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified by the Administrator, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
(d)Disability of Optionee.
In the event that an Optionee’s Continuous Status as a Beneficiary terminates as a result of the Optionee’s Disability, unless otherwise resolved by the Board, the Optionee may exercise his or her Options at any time within six (6) months from the date of such termination, but only to the extent these Options are exercisable at the time of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified herein or otherwise resolved by the Board, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
(e)Death of Optionee.
In the event of the death of an Optionee during the term of the Options, unless otherwise resolved by the Board, the Options may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
10.Non-Transferability of Options
An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
11.Adjustments Upon Changes in Capitalization, Dissolution
(a)Changes in Capitalization.
(i)In the event of the carrying out by the Company of any of the financial operations pursuant to article L. 225−181 of the French Commercial Code as follows:

Appendix A-12

(1)amortization or reduction of the share capital,
(2)amendment of the allocation of profits,
(3)distribution of free shares,
(4)capitalization of reserves, profits, issuance premiums,
(5)the issuance of shares or securities giving right to shares to be subscribed for in cash or by set−off of existing indebtedness offered exclusively to the shareholders;
the Company shall take the required measures to protect the interest of the Optionees in the conditions set forth in article L. 228−99 of the French Commercial Code.
(ii)Without prejudice to Section 11(a)(i) or Section 12, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a split-up, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, the Board shall make such adjustment in the number and class of Shares which may be delivered under Section 3, in the exercise or purchase price per share under any outstanding Option in order to prevent dilution or enlargement of Beneficiaries' rights under the Plan, and in the Option limits set forth in Section 3 as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Option shall always be a whole number; provided, further, that no such adjustment shall cause any Option hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.
(b)Dissolution or Liquidation.
In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date determined by the Administrator and give each Optionee the right to exercise his or her Options as to Shares for which the Options would not otherwise be exercisable.
12.Change in Control
(a)Assumption or Substitution of Options.
(i)Unless otherwise provided by the Board, an agreement between the Company or an Affiliated Company and the Optionee or in the Notice of Grant, in the event of a Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or Parent or Subsidiary of the successor corporation does not agree to assume or substitute for the outstanding Options, each Option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the Change in Control at such time and on such conditions as the Administrator shall determine. In addition, if an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the relevant Optionee in writing or electronically that his or her Option will be fully vested and exercisable for a period of time, which shall not be less than 10 days, determined by the

Appendix A-13

Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.
(ii)For the purposes of this subsection, an Option will be considered assumed if, (A) following the Change in Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the Fair Market Value of the consideration received in the Change in Control by holders of Shares for each such Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received upon the exercise of an Option for each Share subject to such Option to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of common stock of the Company in the Change in Control; (B) any securities of the successor corporation or its Parent forming part of the substitute Option following the Change in Control are freely tradeable on a major stock exchange; and (C) the Option otherwise remains subject to the same terms and conditions that were applicable to the Option immediately prior to the Change in Control.
(b)Cashout of Options.
Notwithstanding any provision of the Plan to the contrary, in the event that each outstanding Option is not assumed or substituted in connection with a Change in Control, the Administrator may, in its discretion, provide that each Option shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per Share in the Change in Control over the exercise or purchase price per Share subject to the Option multiplied by (y) the number of Shares granted under the Option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per Share subject to the Option is greater than or equal to the consideration paid per Share in the Change in Control, then the Administrator may, in its discretion, cancel such Option without any consideration upon the occurrence of a Change in Control.
(c)Plan Binding on Successors.
The obligations of the Company under this Plan shall be binding upon any successor corporation resulting from a Change in Control.
13.Grant
(a)The Date of Grant of an Option shall be, for all purposes, the date on which the Administrator decides to grant such Option. Notice of Grant shall be provided to each Optionee within a reasonable time after the Date of Grant.
(b)In the event of any tax liability arising on account of the grant of the Options or as a result of any other aspect of the Optionee’s participation in the Plan, the liability to pay such taxes shall be that of the Optionee alone.
The Optionee shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Optionee.
14.Amendment, Modification and Termination of the Plan

Appendix A-14

(a)Amendment and Termination.
Subject to Sections 14(b) and 14(c), the Administrator may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.
(b)Shareholders’ approval.
The Company shall obtain shareholders’ approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws (including the requirements of any exchange or quotation system on which Shares may then be listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.
(c)Effect of amendment or termination.
No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless (i) mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company or (ii) necessary or appropriate to comply with or facilitate compliance with Applicable Laws or other rules, regulations or requirements, as determined by the Administrator.
15.Compliance with Company Policies
(a)Clawback Policy.
Options granted under the Plan, including any gain received upon exercise, shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any Applicable Laws.
(b)Share Ownership Guidelines.
Any Shares acquired upon exercise of an Option may need to be retained by the Optionee in order to comply with the Company’s Share Ownership Guidelines, to the extent applicable to the Optionee.
16.COMPLIANCE WITH LAWS AND Conditions Upon Issuance of Shares
(a)Legal Compliance.
Shares shall not be sold or issued pursuant to the exercise of an Option unless the exercise of such Option, and the issuance or sale and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, the laws of any applicable jurisdiction in which Options are granted and any other French, U.S. or other laws applicable to the Options.
(b)Investment Representations.
As a condition to the exercise of an Option by a U.S. Beneficiary, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed or purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
17.Liability of Company
(a)Without limiting the provisions of Section 16 above, the inability of the Company to obtain authority from any regulatory body having jurisdiction or to otherwise comply with any applicable law, which authority or compliance is deemed by any counsel to the Company to be necessary for the

Appendix A-15

lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained or as to which such legal compliance has not been possible or practicable, and shall constitute circumstances in which the Board may determine to amend or cancel the Option, with or without consideration to the affected Beneficiary.
(b)The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Options or acquire the Shares.
18.Shareholder Approval
The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months of the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under the French Commercial Code and Applicable Laws.
19.Law, Jurisdiction
This Plan shall be governed by and construed in accordance with the laws of France.
The relevant courts in the location of the registered office of the Company shall be exclusively competent to determine any claim or dispute arising in connection herewith.
The grant of Options under this Plan shall entitle the Company to require the Optionee to comply with such requirements of law as may be necessary in the opinion of the Company from time to time.

Appendix A-16

Exhibit A

CRITEO AMENDED 2016 STOCK OPTION PLAN SUB-PLAN FOR ISRAELI BENEFICIARIES

1.    GENERAL
1.1    This sub-plan (the “Sub-Plan”) shall apply only to Beneficiaries who are tax residents of the State of Israel on the date of the grant of the Option, as defined below in Section 2, and are engaged by an Israeli resident Affiliate (collectively, “Israeli Beneficiaries”). The provisions specified hereunder shall form an integral part of the Criteo Amended 2016 Stock Option Plan (hereinafter the “Plan”).

1.2    This Sub-Plan is adopted pursuant to the authority of the Committee under Section 4(b)(vii) of the Plan. This Sub-Plan is to be read as a continuation of the Plan and applies to Options granted to Israeli Beneficiaries only to the extent necessary to comply with the requirements set by Israeli law, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time. This Sub-Plan does not add to or modify the Plan in respect of any other category of Beneficiaries.

1.3    The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In the event of any conflict, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time.

1.4    Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the interpretation given to it in the Plan.

2.    DEFINITIONS
2.1    “102 Option” means any Option intended to qualify (as determined by the Committee and/or the Israeli Option Agreement) and which qualifies as an Option under Section 102, issued to an Approved Israeli Beneficiary.

2.2    “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Shares are then traded or listed.

2.3    “Approved Israeli Beneficiary” means an Israeli Beneficiary who is an employee, director or an officer of an Employer, excluding any Controlling Share Holder of the Company.

2.4    “Option” means any Option granted under the Plan settled in Shares and which will not be capable of being settled in cash.

2.5    “Capital Gain Option” means a Trustee 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) and 102(b)(3) of the Ordinance.

2.6    “Controlling Share Holder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.7 “Employer” means, for purpose of a Trustee 102 Option, an Israeli resident Affiliate of the Company which is an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.8    “ITA” means the Israeli Tax Authority.

Appendix A-17

2.9    “Israeli Option Agreement” means the Option agreement between the Company and an Israeli Beneficiary that sets out the terms and conditions of an Option.

2.10    “Non-Trustee 102 Option” means a 102 Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

2.11    “Ordinary Income Option” means a Trustee 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.12    “Ordinance” means the Israeli Income Tax Ordinance [New Version] – 1961, as now in effect or as hereafter amended.

2.13     “Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003.

2.14 “Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.15    “Tax” means any applicable tax and other compulsory payments, such as any social security and health tax contributions under any Applicable Law.

2.16     “Trust Agreement” means the agreement to be signed between the Company, an Employer and the Trustee for the purposes of Section 102.

2.17 “Trustee” means any person or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.

2.18    “Trustee 102 Option” means a 102 Option granted to an Approved Israeli Beneficiary pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved Israeli Beneficiary.

2.19    “Unapproved Israeli Beneficiary” means an Israeli Beneficiary who is not an Approved Israeli Beneficiary, including a Consultant or a Controlling Share Holder of the Company.

3.    ISSUANCE OF OPTIONS
3.1    The persons eligible for participation in the Plan as Israeli Beneficiaries shall include Approved Israeli Beneficiaries and Unapproved Israeli Beneficiaries, provided, however, that only Approved Israeli Beneficiaries may be granted 102 Options.
3.2    The Committee may designate Options granted to Approved Israeli Beneficiaries pursuant to Section 102 as Trustee 102 Options or Non-Trustee 102 Options.
3.3        The grant of Trustee 102 Options shall be subject to this Sub-Plan and shall not become effective prior to the lapse of 30 days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Sub-Plan by the ITA.
3.4    Trustee 102 Options may either be classified as Capital Gain Options or Ordinary Income Options.
3.5    No Trustee 102 Option may be granted under this Sub-Plan to any Approved Israeli Beneficiary, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102 Options, whether Capital Gain Options or Ordinary Income Options, that will be granted under the Plan and this Sub-Plan (the “Election”). Such Election shall become effective beginning the first date of grant of a Trustee 102 Option under this Sub-Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Options. The Election shall obligate the Company to grant only the type of Trustee 102 Option it has elected, and shall apply to all Israeli Beneficiaries who are granted Trustee 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, the Election shall not prevent the Company from granting Non-Trustee 102 Options simultaneously.
3.6    All Trustee 102 Options must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Section 5 below.

Appendix A-18

3.7    The designation of Non-Trustee 102 Options and Trustee 102 Options shall be subject to the terms and conditions set forth in Section 102.
3.8    Options granted to Unapproved Israeli Beneficiaries shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.
4.     102 OPTION GRANT DATE
Each 102 Option will be deemed granted on the date determined by the Committee, subject to the provisions of the Plan, provided that and subject to (i) the Israeli Beneficiary has signed all documents required by the Company or Applicable Law, and (ii) with respect to any Trustee 102 Option, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the Option will be considered as granted on the date determined by the Committee as a Non-Trustee Option.
5.     TRUSTEE
5.1    Trustee 102 Options which shall be granted under this Sub-Plan and/or any Shares allocated or issued upon the grant, exercise of a Trustee 102 Option and/or other Shares received following any realization of rights under the Plan, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Beneficiaries, in accordance with the provisions of Section 102. In the event the requirements for Trustee 102 Options are not met, the Trustee 102 Options may be regarded as Non-Trustee 102 Options or as Options which are not subject to Section 102, all in accordance with the provisions of Section 102.
5.2    With respect to any Trustee 102 Option, subject to the provisions of Section 102, an Approved Israeli Beneficiary shall not sell or release from trust any Shares received upon the grant or exercise of a Trustee 102 Option and/or any Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Beneficiary.
5.3    Notwithstanding anything to the contrary, the Trustee shall not release or sell any Shares allocated or issued upon the grant or exercise of a Trustee 102 Option unless the Company, its Israeli Affiliate and the Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.
5.4    Upon receipt of any Trustee 102 Option, the Approved Israeli Beneficiary will consent to the grant of such Option under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.
6.     THE OPTIONS
The terms and conditions upon which Options shall be granted, issued and exercised or vested under this Sub-Plan, shall be specified in an Israeli Option Agreement to be executed pursuant to the Plan and to this Sub-Plan. Each Israeli Option Agreement shall provide, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (i.e., a Capital Gain Options or Ordinary Income Options or Non-Trustee 102 Option or any Option granted to Unapproved Israeli Beneficiary), and any applicable vesting provisions and exercise price that may be payable. For the avoidance of doubt, it is clarified that there is no obligation for uniformity of treatment of Israeli Beneficiaries and that the terms and conditions of Options granted to Israeli Beneficiaries need not be the same with respect to each Israeli Beneficiary (whether or not such Israeli Beneficiaries are similarly situated). The grant, vesting and exercise of Options granted to Israeli Beneficiaries shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Committee (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102.

Appendix A-19

7.    ASSIGNABILITY, DESIGNATION AND SALE OF OPTIONS
7.1.    Notwithstanding any provision of the Plan, no Option subject to this Sub-Plan or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such Option shall be given to any third party whatsoever, and during the lifetime of the Israeli Beneficiary, each and all of such Israeli Beneficiary’s rights with respect to an Option shall belong only to the Israeli Beneficiary. Any such action made, directly or indirectly, for an immediate or future validation, shall be void.

7.2    As long as Options and/or Shares issued or purchased hereunder are held by the Trustee on behalf of the Israeli Beneficiary, all rights of the Israeli Beneficiary over the Option and Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

8.    INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S APPROVAL
8.1.    With regard to Trustee 102 Options, the provisions of the Plan, the Sub-Plan and/or the Israeli Option Agreement shall be subject to the provisions of Section 102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Sub-Plan and the Israeli Option Agreement.

8.2.    Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to an Option pursuant to Section 102, which is not expressly specified in the Plan, the Sub-Plan or the Israeli Option Agreement, shall be considered binding upon the Company, any Israeli Affiliate and the Israeli Beneficiaries. Furthermore, if any provision of the Plan or Sub-Plan disqualifies Options that are intended to qualify as 102 Options from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the 102 Options.

9.    TAX CONSEQUENCES
9.1    Any tax consequences arising from the grant, purchase, exercise or sale of any Option issued hereunder, from the payment for or sale of Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Beneficiary), hereunder, shall be borne solely by the Israeli Beneficiary. The Company and/or its Affiliates, and/or the Trustee shall withhold Tax according to the requirements of Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Beneficiary agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Beneficiary.
9.2    The Company and/or, when applicable, the Trustee shall not be required to release any Option or Shares to an Israeli Beneficiary until all required Tax payments have been fully made.
9.3    Options that do not comply with the requirements of Section 102 shall be subject to tax under Section 3(i) or 2 of the Ordinance.
9.4    With respect to Non-Trustee 102 Options, if the Israeli Beneficiary ceases to be employed by the Company or any Affiliate, or otherwise if so requested by the Company and/or its Affiliates, the Israeli Beneficiary shall extend to the Company and/or its Affiliates a security or guarantee for the payment of Tax due at the time of the sale of Shares, in accordance with the provisions of Section 102.

10.    TERM OF PLAN AND SUB-PLAN
Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Sub-Plan or for any amendment to this Sub-Plan as are necessary to comply with any Applicable Law, applicable to Options granted to Israeli Beneficiaries under this Sub-Plan or with the Company's incorporation documents.

Appendix A-20

12.    GOVERNING LAW
Solely for the purpose of determining the Israeli tax treatment of Options granted pursuant to this Sub-Plan, this Sub-Plan shall be governed by, construed and enforced in accordance with the laws of the State of Israel, without reference to conflicts of law principles.
* * * * *

Appendix A-21

Exhibit B

CRITEO
STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT
[Optionee’s Name and Address]
You have been granted an Option to subscribe ordinary Shares of the Company, subject to the terms and conditions of the 2016 Stock Option Plan (the “Plan”) and this Option Agreement. The Option is governed by articles L. 225−177 and following of the French Commercial Code. The Option is not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither does it constitute an element of the Optionee’s remuneration. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Agreement.

Date of Grant:	________________________________
Vesting Commencement Date:[1]	________________________________
Exercise Price per Share:	[EUR] ___________________________
Total Number of Shares Granted:	________________________________
[Type of Options:[2]	[Incentive Stock Option] [Nonstatutory Stock Option] ]
Term/Expiration Date[3]	________________________________
Where the exercise of an Option, as described under Section 9(a) of the Plan, would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
In the event that you infringe the above mentioned commitment, you shall be liable for any consequences resulting from such infringement for the Company and undertake to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
Validity of the Options:
The Option will be valid as from the Date of Grant.

1 date of the board meeting having allocated the Option
2 [for U.S. Beneficiaries only]
3 Date of expiration of the Option (Section 7 of the Plan), which shall not exceed 5 years for an ISO granted to a 10% owner.

Appendix A-22

Vesting Schedule:
Unless otherwise determined or amended by the Board, the Option may be exercised by the Optionee on the basis of the following initial vesting schedule subject to the condition precedent that the Optionee shall have previously returned to the Company the documents referred to under section 1.3 of Part II of the Stock Option Grant Agreement duly initialed and signed:
•1/4th (25%) of the Option as from the first anniversary of the Vesting Commencement Date,
•then, 1/16th (6.25%) of the Option at the expiration of each quarter (i.e., successive 3-month period) following the first anniversary of the Vesting Commencement Date during thirty-six (36) months thereafter, and
•at the latest within nine years and six month as from the Date of Grant or in case of death or Disability of the Optionee during such nine years and six months period, six (6) months as from the death or Disability of the Optionee.
The number of Shares in respect of which the Option can be exercised pursuant to the above vesting schedule will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Shares pursuant to the exercise of an Option in an amount that exceeds the total number of Shares granted under the Option.
If the Optionee fails to exercise the Option in whole or in part within the said period of nine years and six months (as may be extended to six (6) months from the death or Disability of the Optionee), the Option will lapse automatically.
Termination Period:
Unless otherwise decided by the Board, in case of termination of the Optionee’s Continuous Status as a Beneficiary, the portion of the Option exercisable at the time of termination may be exercised for ninety (90) days after such termination, it being specified that the other portion of the Option shall automatically expire at the time of termination.
Upon the death or Disability of the Optionee, the Option may be exercised during a period of six (6) months as provided in the Plan.
Save as may be provided in the Plan, in no event shall the Option be exercised later than the Term/Expiration Date as provided above. Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
By his or her signature and the signature of the Company’s representative below, the Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Grant Agreement. The Optionee has reviewed the Plan and this Stock Option Grant Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Agreement and fully understands all provisions of the Plan and Stock Option Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Stock Option Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Appendix A-23

CRITEO
STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITIONS
1.Grant of Options.
1.1The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Stock Option Grant Agreement (the “Optionee”), an option (the “Option”) to subscribe for the number of ordinary Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.
In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Grant Agreement, the terms and conditions of the Plan shall prevail.
[If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code although the Company makes no representation as to the tax status of the Option. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the U.S.$100,000 rule of Section 422(d) of the Code, the excess shall be treated as a Non−Statutory Stock Option.]
1.2An Option will be valid as from the Date of Grant.
1.3In the event of any tax liability arising on account of the grant of the Options or as a result of any other aspect of the Optionee’s participation in the Plan, the liability to pay such taxes shall be that of the Beneficiary alone. The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.
2.Exercise of Options.
(a)Right to Exercise. An Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Stock Option Grant Agreement, subject to the condition precedent that the Optionee shall have previously returned to the Company, by electronic delivery under the conditions set forth in Section 10 below:
•Part I and Part II of the Stock Option Grant Agreement (Exhibit A), duly initialed (all pages but for the signature page) and signed (signature page).
In the event of Optionee’s death, Disability or other termination of Optionee’s Continuous Status as a Beneficiary, the exercisability of an Option is governed by the applicable provisions of the Plan and this Stock Option Grant Agreement.
(b)Method of Exercise. An Option is exercisable by delivery of an exercise notice, in the form available via the dedicated online platform (the “Exercise Notice”) stating the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company or in such other manner as the Company may permit. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. An Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the proof of payment of such aggregate Exercise Price.

Appendix A-24

No Share shall be issued pursuant to the exercise of an Option unless such issuance and exercise complies with all relevant provisions of law as set out under Section 16(a) of the Plan.
Upon exercise of an Option, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company, and as from the date of exercise of the Option, the Optionee shall be entitled to dividends for the fiscal year during which the Option is exercised to the same extent as any other shareholder of the Company.
3.Method of Payment. Payment of the aggregate Exercise Price shall be made via the Company’s dedicated online platform.
Where the exercise of an Option would lead the Company or any Affiliated Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when (a) the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and (b) the Optionee provides the Company with either (i) the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option or, (ii) the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Option or purchase the Shares. The payment for the purchase of the Shares is the sole responsibility of the Optionee according to these Terms and Conditions.
4.Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Stock Option Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
5.Term of Options. Except as provided in the Plan, an Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Grant Agreement.
6.Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Stock Option Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.
Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the court of competent jurisdiction in the place of the registered office of the Company.
7.Tax Obligations. Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax−Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of shares of common stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax−Related Items.
Prior to exercise of the Option, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax−Related Items legally payable by Optionee from Optionee’s compensation paid to

Appendix A-25

Optionee by the Company and/or Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Shares that Optionee acquires to meet the withholding obligation for Tax-Related Items. Finally, Optionee will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares issuable upon exercise of the Options if Optionee fails to comply with Optionee’s obligations in connection with the Tax−Related Items as described in this section.
8.Nature of Grant. In accepting the grant, Optionee acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Grant Agreement;
(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
(c)all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;
(d)Optionee’s participation in the Plan shall not create a right to further employment with the Company, any Affiliated Company or the Employer and shall not interfere with the ability of the Company, any Affiliated Company or the Employer to terminate Optionee’s employment relationship at any time with or without cause;
(e)Optionee is voluntarily participating in the Plan;
(f)the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, an Affiliated Company or the Employer, and which is outside the scope of Optionee’s employment contract, if any;
(g)the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, an Affiliated Company or the Employer;
(h)the Option grant will not be interpreted to form an employment contract with the Company, the Employer or any Subsidiary or affiliate of the Company;
(i)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(j)if the underlying Shares do not increase in value, the Option will have no value;
(k)if Optionee exercises Optionee’s Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;
(l)in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Optionee’s employment the Company or the Employer (for any reason whatsoever) and Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim; and

Appendix A-26

(m)in the event of termination of Optionee’s employment, Optionee’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee receives notice of termination regardless of when such termination is effective; furthermore, in the event of termination of employment, Optionee’s right to exercise the Option after termination of employment, if any, will be measured by the date on which the Optionee receives notice of termination; the Company shall have the exclusive discretion to determine when Optionee is no longer actively employed for purposes of Optionee’s Option grant. In addition, any period of notice or compensation in lieu of such notice, that is given or ought to have been given under any contract, statute, common law or civil law shall be excluded.
9.[To be included for the employees of the Israeli subsidiary: Israeli Participants: The Options are intended to be subject to tax pursuant to the trustee capital gains route of Section 102 of the Ordinance, subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this Notice of Stock Option Grant and the required declarations. However, in the event the Options do not meet the requirements of Section 102, such Options and the underlying Ordinary Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Options will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102. The Options and the Ordinary Shares issued upon exercise and/or any additional rights, as detailed above, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Options (the “Additional Rights”) shall be issued to or controlled by the Trustee for your benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital Gains Route, you shall not sell nor transfer from the Trustee the Ordinary Shares or Additional Rights until the end of the Holding Period. Notwithstanding the above, if any such sale or transfer occurs before the end of the Holding Period, the sanctions under Section 102 shall apply and shall be borne by you. The Company and/or member of the Group and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or any member of the Group and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The Company and/or any member of the Group and/or the Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you, or from proceeds of the sale of any Ordinary Shares, an amount equal to any tax required by law to be withheld with respect to such Ordinary Shares. You will pay to the Company, any member of the Group or the Trustee any amount of taxes that the Company and/or any member of the Group or the Trustee may be required to withhold with respect to any Ordinary Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Ordinary Shares if you fail to comply with your obligations in connection with the taxes as described in this section. Any fees associated with any exercise, sale, transfer or any act in relation to the Options and the Ordinary Shares issued upon exercise, shall be borne by you. The Trustee and/or the Company and/or any member of the Group shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Company or any member of the Group or the Trustee.
[Security Law Exemption. If required, the Company will obtain an exemption from the requirement to file a prospectus with respect to the Options. If obtained copies of the Plan and Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission will be available free of charge upon request from your local human resources department.]
In addition to the acknowledgments noted above and in the Plan, you hereby understand, acknowledge, agree as follows: (i) you are familiar with the provisions of Section 102 of the Ordinance and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to your Options and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) you accept the provisions of the trust agreement signed between the Company and the Trustee, and agree to be bound by its terms; (iii) you acknowledge that selling the Ordinary Shares or releasing the Ordinary Shares from the control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section

Appendix A-27

102 and agree to bear the relevant sanctions; (iv) you authorize the Company to provide the plan administrator and the Trustee with any information required for the purpose of administering the Plan including executing their obligations according to Section 102 of the Ordinance, the trust deed and the trust agreement, including without limitation information about your Options, Ordinary Shares, income tax rates, salary bank account, contact details and identification number and acknowledge that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.]
10.Data Privacy. As part of the 2016 Stock option Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.
The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the Stock Option Grant Agreement. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the Stock Option Grant Agreement.
The Company may disclose the Data to the Employer, subsidiaries and Affiliated Companies, sub-contractors, banking and financial organizations, on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation, in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.
11.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s acceptance to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on−line or electronic system established and maintained by the Company or another third party designated by the Company.
12.Severability. The provisions of this Stock Option Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Appendix A-28

    Thank you for accepting the grant by clicking on the acceptance button directly in your Equate platform no later than 6 months from the date of notification by the Company of the availability on line of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery.

    Yours sincerely,
                                    CRITEO

Appendix A-29

APPENDIX B

Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED AND RESTATED 2015 TIME-BASED RESTRICTED STOCK UNITS PLAN

Adopted by the Board of Directors on April 23, 2020
Approved by the Company's combined shareholders' general meetings of October 23, 2015, June 29, 2016 and June 28, 2017
Amended from time to time. Last amendment by the Board: April 6, 2022

Appendix B-1

TABLE OF CONTENTS

1.	IMPLEMENTATION OF THE TIME-BASED RESTRICTED STOCK	2
2.	DEFINITIONS	2
3.	PURPOSE	4
4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4
5.	NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS	5
6.	VESTING PERIOD	5
7.	HOLDING PERIOD	8
8.	CHARACTERISTICS OF THE ORDINARY SHARES	8
9.	DELIVERY AND HOLDING OF THE RESTRICTED STOCK UNIT	9
10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	9
11.	INTERMEDIARY OPERATIONS	10
12.	ADJUSTMENT	10
13.	AMENDMENT OF THE TIME-BASED PLAN	10
14.	TAX AND SOCIAL RULES	11
15.	MISCELLANEOUS	11
16.	DATA PRIVACY	12
17.	ELECTRONIC DELIVERY	13
18.	SEVERABILITY	13

Appendix B-2

1.IMPLEMENTATION OF THE TIME-BASED RESTRICTED STOCK UNITS PLAN

On July 30, 2015, the Board of Directors adopted the Original 2015 Time-Based Restricted Stock Units Plan, stating the conditions and criteria for the Grant of Restricted Stock units of Criteo, a French société anonyme whose registered office is located at 32, rue Blanche, 75009 Paris, France, and whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the "Company”), to the benefit of employees, certain categories of such employees, and/or corporate officers who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code of the Company or any company or economic interest group in which the Company holds, directly or indirectly, 10% or more of the share capital and voting rights at the date of Grant of said shares. The Original 2015 Time-Based Restricted Stock Units Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company which also granted authority to the Board of Directors to grant Restricted Stock Units under the Original 2015 Time-Based Restricted Stock Units Plan. On February 25, 2016 the Board of Directors adopted this amended and restated version of the Original 2015 Time-Based Restricted Stock Units Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016, on June 28, 2016, on July 28, 2016, on June 27, 2017, on April 4, 2018, on April 25, 2019, on April 23, 2020, on April 7, 2021 and on April 6, 2022 the "2015 Time-Based Restricted Stock Units Plan” or the "Time-Based Plan”).

2.DEFINITIONS
Under the Time-Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Applicable Laws"
refers to, for the U.S., the legal requirements related to the administration of equity compensation plans under federal and state corporate and securities laws, including requirements of any exchange or quotation system on which the Shares may then be listed or quoted, and the Code in force in the United States of America.

"Beneficiary"	refers to the person(s) for whose benefit the Board of Directors has approved a Grant of Restricted Stock Units as well as, as the case may be, his or her heirs;
"Board of Directors"	refers to the Company’ s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;
Appendix B-3

"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an "Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Ordinary Shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Grant Date"	refers to the date when the Board of Directors approves a grant of Restricted Stock Units under the Time-Based Plan;
"Grant Letter"	refers to the notice, substantially in the form set forth in Exhibit 2, which informs a given Beneficiary of the Grant of Restricted Stock Units, as stated in Article 5 of the Time-Based Plan;
"Grant"	refers to the decision of the Board of Directors to grant Restricted Stock Units to a given Beneficiary, subject to the vesting conditions set forth by the Time-Based Plan as amended from time to time;
"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Vesting Date, during which a Beneficiary may not transfer or pledge his or her shares underlying the vested Restricted Stock Units, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Grant Date pursuant to applicable French law;

"Ordinary Share"	refers to one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
"Original Time-Based Plan"	refers to the version of the Time-Based Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;
"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Restricted Stock Units"	refers to a promise by the Company to deliver to the Beneficiary on the Vesting Date, at no consideration, Ordinary Shares subject to the vesting conditions set forth by the Time-Based Plan. Dividend, voting and other shareholder rights will not apply until the issuance or transfer of Ordinary Shares at the time of vesting of the Restricted Stock Units under the Time-Based Plan.
"Secured Restricted Stock Units"	Restricted Stock Units for which the Presence condition of the Beneficiary is met and for which underlying Ordinary Shares will be delivered to the relevant Beneficiary upon the Vesting Date.
"Vesting Date"	refers to the date on which the Ordinary Shares of the Company subject to the Restricted Stock Units are delivered to the relevant Beneficiary;
Appendix B-4

"Vesting Period"	refers to the minimum one year period starting on the Grant Date and ending on the Vesting Date, being specified that the Board of Directors may decide to extend this period for all or part of the Restricted Stock Units and/or provide for vesting in tranches, as stated in the corresponding Grant Letter;
"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.PURPOSE
The Time-Based Plan sets forth the conditions and criteria for the Grant of Restricted Stock Units under the Time-Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the Time-Based Plan are:
•to attract and retain the best available personnel for positions of substantial responsibility;
•to provide additional incentive to Beneficiaries; and
•to promote the success of the Company's business.

4.BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015, the Board of Directors of the Company will approve the list of Beneficiaries among employees and corporate officers (who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code) of the Group, together with the indication of the number of Restricted Stock Units granted to each of them.
5.NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS
The notice of the Grant of Restricted Stock Units to each Beneficiary shall be made pursuant to a Grant Letter made available to the Beneficiary together with a copy of the Time-Based Plan, indicating the number of Restricted Stock Units granted to the Beneficiary, the Vesting Period and the Holding Period, if any.
The Beneficiary shall acknowledge receipt of the Grant documentation comprised of the Grant Letter and of the Time-Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Grant Letter within 6 months (or such other number of days determined by the Company) from the date of notification by the Company of the availability on line of the Grant documentation, the documents being deemed to be received on the date of the electronic delivery.

6.VESTING PERIOD
6.1.    Principle
(a)    The Restricted Stock Units granted under the Time-Based Plan shall vest in the Beneficiaries at the end of the Vesting Period, subject to the continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire the shares underlying the Restricted Stock Units on the date when this condition is no longer met, except as set forth in Article 6.1(b).
Unless otherwise decided by the Board, should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss
Appendix B-5

of the right to vest in the Restricted Stock Units granted under the Time-Based Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period, except in case of death.
During the Vesting Period, the Beneficiaries will not own the Ordinary Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the Ordinary Shares.
(b)    Unless otherwise determined by the Board of Directors at the time of the Grant and except with respect to any Beneficiary who is taxable on his/her Company employment income in one of the countries listed in Exhibit 1 at the time of the Grant (for whom this Article 6.1(b) shall not apply), if the Beneficiary ceases to be an employee or officer of the Group after the one-year anniversary of the Grant Date but prior to (i) the Vesting Date or (ii) in the case of a Grant that vests in tranches, the vesting date of the first tranche of the Grant (such date in either (i) or (ii), the "First Vesting Date”), then the Beneficiary shall definitively secure, on the First Vesting Date, the delivery of a number of Restricted Stock Units that is equal to the pro rata portion (measured by the ratio of the (A) total number of fully expired quarters elapsed from the Grant Date of the relevant Restricted Stock Units (included) to the date when the Beneficiary ceases to be an employee or officer of the Group (excluded) to (B) the total number of quarters between the Grant Date included and the First Vesting Date (included)) of the number of Restricted Stock Units that the Beneficiary would have definitively secured and vested in on the First Vesting Date, had the continued Presence condition set forth in Article 6.1(a) been satisfied on such date (rounded to the nearest whole number). For instance:
•if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Grant Date and 50% of such Restricted Stock Units vest upon the second anniversary thereof, he shall vest on such second anniversary date in 25% (i.e., 4/8 * 50%) of his Restricted Stock Units, with the balance being automatically forfeited.
•if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary plus three months of the Grant Date and 50% of such Restricted Stock Units vest upon the second anniversary thereof, he shall vest on such second anniversary date in 31.25% (i.e., 5/8 * 50%) of his Restricted Stock Units, with the balance being automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Grants where the First Vesting Date is more than one year after the Grant Date.
In the event of a Beneficiary who after the Grant Date and before the First Vesting Date would be relocated from a country not listed in the Exhibit 1 where he/she was taxable on his/her employment income to a country listed in the Exhibit 1 and who, before the time of the First Vesting Date, becomes taxable on his/her employment income in a country listed in the Exhibit 1,  the provision of this Article 6.1 (b) shall be terminated; provided, however, that Restricted Stock Units that have become Secured Restricted Stock Units prior to the relocation to a country listed in Exhibit 1 shall remain secured and the underlying shares will be delivered upon the Vesting Date.
(c)    In addition to any other powers set forth in the Time-Based Plan and subject to the provisions of the Time-Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Grant (which need not be identical) and any Restricted Stock Units acquired pursuant thereto. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances a Grant may be settled, cancelled, forfeited, exchanged, or surrendered.
Appendix B-6

Notwithstanding Articles 6.5, 6.6 and 6.7 of the Time-Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to a Grant under the Time-Based Plan solely based on a Change in Control.
6.2    Compliance with Company Policies
a)Grant Subject to Clawback Policy. The Grant Letter shall contain an acknowledgement and agreement by the Beneficiary that any Grant pursuant to the Time-Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
b)Share Ownership Guidelines. Any Ordinary Shares acquired pursuant to the vesting of Restricted Stock Units may need to be retained by the Beneficiary in order to comply with the Company’s Share Ownership Guidelines, to the extent applicable to the Beneficiary.
6.3    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to vest in the Restricted Stock Units at the end of the Vesting Period.
6.4    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Grant(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Grant(s) shall be extended in accordance with this Article 6.4.
6.5    Disability
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest in the Beneficiary on the date of Disability.
6.6    Death
In the event of the death of the Beneficiary during the Vesting Period, the Restricted Stock Units shall vest at the date of the request for vesting duly made by his or her beneficiaries in the framework of the inheritance.
The request for vesting of the Restricted Stock Units shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.7    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Restricted Stock Units that may vest pursuant to Article 6.1(b) upon the retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Restricted Stock Units prior to the date of such retirement.
Appendix B-7

6.8    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Grant Letter, in the event of a Change in Control:
i.Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Grant, for each Grant that is not assumed or substituted for and for which the Grant Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse and the Restricted Stock Units shall be deemed fully vested prior to the consummation of the Change in Control. Any Grant for which the Grant Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.8(a)(ii) or cancelled in accordance with Article 6.8(a)(iii) below.
ii.For the purposes of this Article 6.8, a Grant will be considered assumed or substituted if, (A) following the Change in Control, the Grant confers the right to receive, for each Restricted Stock Unit subject to the Grant immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of Ordinary Shares for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Restricted Stock Unit shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of Ordinary Shares in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Grant following the Change in Control are freely tradable on a major stock exchange; and (C) the Grant otherwise remains subject to the same terms and conditions that were applicable to the Grant immediately prior to the Change in Control.
iii.Notwithstanding any other provision of the Time-Based Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Grant shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Ordinary Share in the Change in Control multiplied by (ii) the number of Restricted Stock Units granted under the Grant. The Board of Directors shall not be required to treat all Grants similarly for purposes of this Article 6.8(a). Payment of amounts under this Article 6.8(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Grants surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
b)The obligations of the Company under the Time-Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

Appendix B-8

6.9     Compliance with laws and liability of the Company.
a)Shares shall not be sold or issued pursuant to the vesting of Restricted Stock Units unless the vesting of such Restricted Stock Units, and the issuance or sale and delivery of such shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, Applicable Laws and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, the laws of any applicable jurisdiction in which Restricted Stock Units are granted and any other French, U.S. or other laws applicable to the Restricted Stock Units.
b)Without limiting the provisions of Article 6.9(a) above, the inability of the Company to obtain authority from any regulatory body having jurisdiction or to otherwise comply with any applicable law, which authority or compliance is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained or as to which such legal compliance has not been possible or practicable, and shall constitute circumstances in which the Board may determine to amend or cancel the Restricted Stock Units, with or without consideration to the affected Beneficiary.
c)The Company and its affiliated companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its affiliated companies was not able to acquire the shares.

7.HOLDING PERIOD
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Ordinary Shares underlying the Restricted Stock Units granted under the Time-Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Ordinary Shares underlying the Restricted Stock Unit shall not be transferable during the Holding Period (if any) and the Beneficiaries may not transfer or pledge those shares, by any means, or convert them into the bearer form.
b)At the end of the Holding Period (if any), the Ordinary Shares underlying the Restricted Stock Unit will be fully transferable, subject to the provisions of the following paragraph.

At the end of the Holding Period, if any, the Ordinary Shares underlying the Restricted Stock Unit granted under the Time-Based Plan may not be transferred (i) if a "black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Ordinary Shares underlying the Restricted Stock Unit delivered to the Beneficiaries referred to in Article 6.4 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.5 above may be freely transferred as from the date of their vesting.

Appendix B-9

8.CHARACTERISTICS OF THE ORDINARY SHARES
The Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units that shall be, at the Company’s choice, new shares to be issued by the Company or existing shares acquired by the Company.
As from the Vesting Date, the Ordinary Shares delivered pursuant to the Restricted Stock Units shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing Ordinary Shares and shall benefit from the same rights as from the Vesting Date.
Restricted Stock Units that do not vest do not give right to any dividend paid or dividend equivalent accumulated prior to the Vesting Date.

9.DELIVERY AND HOLDING OF THE RESTRICTED STOCK UNITS
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Ordinary Shares underlying the Restricted Stock Units vested under the Time-Based Plan, provided that the conditions and criteria for such vesting provided by Articles 5 and 6 above are met. However, Ordinary Shares may not be delivered in fractional shares. Unless otherwise provided in an award agreement or grant letter, the number of Ordinary Shares delivered at the end of any Vesting Period will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Ordinary Shares in excess of the total number of Ordinary Shares subject to the Grant.
If the Vesting Date is not a Working Day, the delivery of the Ordinary Shares shall be completed the first Working Day following the end of the Vesting Period.
The Ordinary Shares underlying the Restricted Stock Units that may be vested under the Time-Based Plan will be held, during the Holding Period, if any, in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Ordinary Shares underlying the Restricted Stock Units shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Grant of Restricted Stock Units under the Time-Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Ordinary Shares on the Vesting Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

10.SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1    Shares Available.
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Ordinary Shares underlying the Restricted Stock Units that may be delivered under the Time-Based Plan shall not exceed the number of shares remaining available for issuance or transfer under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Grant Date, that are not subject to outstanding awards thereunder. Any Restricted Stock Unit granted in connection with the Time-Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one
Appendix B-10

Ordinary Share underlying the Restricted Stock Unit granted in connection with such Grant. Ordinary Shares subject to the Time-Based Plan shall consist of authorized but unissued shares, as well as existing shares of the Company.
In the event that a Grant, or any part thereof, for any reason is terminated or canceled without having vested, the Ordinary Shares subject to the unvested and forfeited portion of the Restricted Stock Units relating to such Grant shall, provided the Time-Based Plan is still in force, again be available for future Grant pursuant to the Time-Based Plan or the 2015 Performance Based Plan. Notwithstanding any provision of the Time-Based Plan or the Appendix thereunder to the contrary, shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance or transfer under the Time-Based Plan.

11.INTERMEDIARY OPERATIONS
Subject to Article 6.8, in the event of exchange of shares without any payment in cash (soulte) resulting from a merger or split-up completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive Ordinary Shares underlying Restricted Stock Units of the Company or shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Ordinary Shares underlying Restricted Stock Units.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period, if any.

12.ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate Ordinary Shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Ordinary Shares underlying Restricted Stock Units granted under the Time-Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options as per Article L. 225-181 and Article L. 228-99 of the French commercial code.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Grant of Restricted Stock Units he or she benefited from, it being specified that the Restricted Stock Units of the Company granted pursuant to this adjustment shall be governed by the Time-Based Plan.

13.AMENDMENT TO THE TIME-BASED PLAN
13.1    Principle
The Time-Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries, unless such amendment is necessary or appropriate to comply with
Appendix B-11

or facilitate compliance with applicable laws or other rules, regulations or requirements, as determined by the Board of Directors (or its delegate).
The new provisions shall apply to the Beneficiaries of the Restricted Stock Units during the Vesting Period on the date of the decision to amend the Time-Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the Time-Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14.TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the grant of Restricted Stock Units, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the reporting obligations he or she must comply with in relation to the grant of the Restricted Stock Units.

15.MISCELLANEOUS
15.1    Rights in relation to the capacity of employee
No provisions of the Time-Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future Restricted Stock Units plans and Nature of Grant
Rights in relation to future Restricted Stock Units plans. The fact that a person may benefit from the Time-Based Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
Nature of Grant. In accepting any Grant under the Time-Based Plan, the Beneficiary acknowledges that:
    (a)    the Time-Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Time-Based Plan;
    (b)    the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;
    (c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
    (d)    Beneficiary’s participation in the Time-Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
    (e)    Beneficiary is voluntarily participating in the Time-Based Plan;
Appendix B-12

    (f)    the Restricted Stock Units are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
    (g)    the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
    (h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
    (i)    the future value of the underlying Ordinary Shares is unknown and cannot be predicted with certainty;
    (j)    if the Beneficiary obtains Ordinary Shares, the value of those Ordinary Shares may increase or decrease;
    (k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Restricted Stock Units or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Time-Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
    (l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Restricted Stock Units under the Time-Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of "garden leave” or similar period pursuant to local law).
15.3    Applicable law - Jurisdiction
The Time-Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France at the time of the relevant taxable event.

16. DATA PRIVACY
As part of the 2015 Time-Based Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.
Appendix B-13

The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the 2015 Time-Based Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter.
The Company may disclose the Data to the Employer, subsidiaries and affiliated companies, sub-contractors, banking and financial organizations on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation , in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.

17. ELECTRONIC DELIVERY
The Company may, in its sole discretion, decide to deliver any documents related to the Time-Based Plan or future awards that may be granted under the Time-Based Plan by electronic means or to request Beneficiary’s consent to participate in the Time-Based Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Time-Based Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. SEVERABILITY

The provisions of this Time-Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
Appendix B-14

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Time-Based Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the Time-Based Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Time-Based Plan because such information may be outdated when the Beneficiary vests in the Restricted Stock Units and/or sells any shares delivered pursuant to the award.
GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the "Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units grant, including the grant, vesting of the Restricted Stock Units, the subsequent sale of Ordinary Shares underlying Restricted Stock Units delivered pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Restricted Stock Units, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of shares underlying the Restricted Stock Units. Alternatively, or in addition, if permissible under local law, and with respect to any individual who is determined by Criteo to be an "officer” as defined by Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act), or an "executive officer” as defined by Rule 3b-7 promulgated under the Exchange Act, the Company may, (1) sell or arrange for the sale of shares underlying the vested Restricted Stock Units to meet the withholding obligation for Tax-Related Items and/or (2) withhold in shares, provided that, to the extent required under applicable accounting or tax rules, the Company only withholds the amount of shares necessary to satisfy the withholding amount, and further provided that any such withholding of shares shall be subject to advance approval by the Board of Directors or a committee thereof as constituted in accordance with Rule 16b-3 under the Exchange Act. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the Time-Based Plan or the Beneficiary’s Vesting of Restricted Stock Units that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the shares underlying the vested Restricted Stock Units if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.
Appendix B-15

For tax residents of the United States
Beneficiary acknowledges that both this award and any underlying Ordinary Shares are securities, the issuance or transfer of which by the Company requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the Time-Based Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Time-Based Plan and the Grant Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of this the Time-Based Plan and no payment or benefit shall be due to the Beneficiary under the Time-Based Plan and the Grant Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a "separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the Time-Based Plan and the Grant Letters thereunder that are due within the "short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the Plan and the Grant Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code due to the Beneficiary’s status as a "specified employee” within the meaning of Section 409A of the Code, such payment, under the Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code to make payment of an award upon a Change in Control, the applicable transaction or event defined in Article 2 and described in Article 6.8 of the Plan must qualify as a "change in control event” within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it does not, then unless otherwise specified in the applicable Grant Letter, any Restricted Stock Units vested in the Beneficiary upon a Change in Control shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.4 of the Time-Based Plan, the shares underlying the Restricted Stock Units shall be delivered to the Beneficiary no later than 90 days following the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it is not, any Restricted Stock Units vested in the Beneficiary upon Disability shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the Time-Based Plan, the Restricted Stock Units shall be delivered no later than no later than 90 days following the date of the Beneficiary’s death, but in any event no later than December 31st of the calendar year following the year of the Beneficiary’s death to the extent permitted by Section 409A of the Code.
The Company makes no representation that any or all of the payments described in the Time-Based Plan and the Grant Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking
Appendix B-16

to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the Time-Based Plan to the Beneficiary who should seek his or her own tax advice.

For Israeli Tax Residents
Upon grant of Restricted Stock Units, if the award is made to an employee, director or officer of an Israeli resident member of the Group (the "Approved Israeli Participants"), and is intended to qualify for beneficial tax treatment pursuant to the trustee capital gains route of Section 102 of the Israeli Income Tax Ordinance [New Version] 1961 ("Trustee 102 Awards", "Capital Gains Route" and "Ordinance") the following provisions shall apply. The designation of a Restricted Stock Unit as a Trustee 102 Award shall be determined by the Board of Directors or any committee thereof. Unless otherwise specifically determined, all Restricted Stock Units awards to Approved Israeli Participants are intended to be Trustee 102 Awards. The provisions below set out the terms and conditions applicable to Trustee 102 Awards granted to Approved Israeli Participants, as defined below, in order to satisfy Israeli tax requirements. If the terms are not met the Restricted Stock Units shall be subject to tax pursuant to the non-trustee route of Section 102 or Section 2 or 3(i) of the Ordinance.
Trustee 102 Awards and/or any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award and/or other Ordinary Shares received following any realization of rights under the Plan, shall be allocated or issued to the trustee appointed by the Company and/or its Israeli subsidiary pursuant to the provisions of Section 102 of the Ordinance (the "102 Trustee") or controlled by the 102 Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102 of the Ordinance. In the event the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as awards subject to tax pursuant to Section 102(c) of the Ordinance or as awards which are not subject to Section 102, all in accordance with the provisions of Section 102.
With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Ordinary Shares received upon the grant, vesting or exercise of a Trustee 102 Award and/or any Ordinary Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “102 Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the 102 Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.
Notwithstanding anything to the contrary, the 102 Trustee shall not release or sell any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award unless the Company, the Group and the 102 Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.
Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of such award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the 102 Trustee.
Each Trustee 102 Award will be deemed granted on the Grant Date, provided that and subject to (i) the Approved Israeli Participant has signed all documents required by the Company or applicable law, and (ii) the Company has provided all applicable documents to the 102 Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the 102 Award will be considered as granted under Section 102(c) of the Ordinance.
Appendix B-17

Notwithstanding any provision of the Plan, no Trustee 102 Award or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such award shall be given to any third party whatsoever, and during the lifetime of the Approved Israeli Participant, each and all of such Approved Israeli Participant’s rights with respect to an award shall belong only to the Approved Israeli Participant. Any such action made, directly or indirectly, for an immediate or future validation, shall be void. As long as Restricted Stock Units and/or Ordinary Shares issued or purchased hereunder are held by the 102 Trustee on behalf of the Approved Israeli Participant, all rights of the Approved Israeli Participant over the Restricted Stock Units and Ordinary Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
With regard to Trustee 102 Awards, the provisions of Section 102 and any approval issued by the ITA shall be deemed an integral part of the Plan and the Grant Letter. Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to a Trustee 102 Award, which is not expressly specified herein, shall be considered binding upon the Company and the Approved Israeli Participants. Furthermore, if any provision of the Plan disqualifies Trustee 102 Awards from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the Trustee 102 Awards.
Any tax consequences arising from the grant, vesting or sale of any Trustee 102 Award or Ordinary Shares covered thereby or from any other event or act (of the Company, and/or the Group, and the 102 Trustee or the Approved Israeli Participant), hereunder, shall be borne solely by the Approved Israeli Participant. The Company and/or the Group, and/or the 102 Trustee shall withhold tax according to the requirements of applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Approved Israeli Participant agrees to indemnify the Company and/or the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Approved Israeli Participant. The Company and/or, when applicable, the 102 Trustee shall not be required to release any Ordinary Shares to an Approved Israeli Participant until all required tax payments have been fully made.

Appendix B-18

Exhibit 1
List of Countries

•Canada
•Japan
•Singapore
•The Netherlands

Appendix B-19

Exhibit 2
Form of Grant Letter
[Beneficiary Name and Address]
                                    [Date]

Letter delivered by electronic delivery
[Name of Beneficiary],
We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on [June 9, 2020], the board of directors of Criteo (the « Company »), during its meeting held on [ ] (the « Grant Date »), granted to you Restricted Stock Units of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Time-Based Restricted Stock Units Plan of the Company (the « the Time-Based Plan »). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the Time-Based Plan.
The board of directors granted to you [ ] restricted stock units of the Company (the « Shares »), with a par value of EUR 0.025 each.
The period (« Vesting Period ») at the end of which the grant will become effective and final (i.e., the Shares will be delivered to you and be your property), has been set at [ ] years as from the Grant Date: [details of vesting scheduled to be inserted]. [Except as provided below], the Shares will thus vest at the end of the Vesting Period unless you shall cease to be an employee of the Criteo group for any reason whatsoever during the Vesting Period (subject to the following paragraph).
[In the event you cease to be an employee or officer of the Group after the one-year anniversary of the Grant Date but prior to the First Vesting Date, you shall vest in, on the First Vesting Date, a number of Shares that is equal to the pro rata portion (measured by the ratio of (A) the number of quarters elapsed from the Grant Date included to the date you cease to be an employee or officer of the Group (excluded) to (B) the total number of quarters between the Grant Date (included) and the First Vesting Date (excluded)) of the number of Shares that you would have vested on the First Vesting Date had you remained an employee or officer of the Group until such date (the « Prorated Vesting »).] [Notwithstanding the foregoing, if you are a tax resident of the United States, the Company will be required to withhold Federal Insurance Contributions Act taxes in respect of your vesting gain as of the first anniversary of the Grant Date.]
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest on the date of Disability. In the event of death of during the Vesting Period, the Restricted Stock Units shall vest at the date of the request made by your beneficiaries in the framework of the inheritance. The request for the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
Neither the Time-Based Plan nor this letter shall confer upon you any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Time-Based Plan or this letter shall be construed to limit the discretion of the Company to terminate your continuous service at any time, with or without cause.
    By acknowledging this grant, you hereby acknowledge and agree that any Grant pursuant to the Time-Based Plan shall be subject to any applicable Criteo clawback policy, as adopted by Criteo from time to time, as
Appendix B-20

well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

    [To be included for the employees of the Israeli subsidiary: The Restricted Stock Units are intended to be subject to tax pursuant to the trustee capital gains route of Section 102 of the Ordinance, subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this Grant Letter and the required declarations. However, in the event the Restricted Stock Units do not meet the requirements of Section 102, such Restricted Stock Units and the underlying Ordinary Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Restricted Stock Units will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102. The Restricted Stock Units and the Ordinary Shares issued upon vesting and/or any additional rights, as detailed above, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Restricted Stock Units (the “Additional Rights”) shall be issued to or controlled by the 102 Trustee for your benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital Gains Route, you shall not sell nor transfer from the 102 Trustee the Ordinary Shares or Additional Rights until the end of the 102 Holding Period. Notwithstanding the above, if any such sale or transfer occurs before the end of the 102 Holding Period, the sanctions under Section 102 shall apply and shall be borne by you. The Company and/or member of the Group and/or the 102 Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or any member of the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The Company and/or any member of the Group and/or the 102 Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you, or from proceeds of the sale of any Ordinary Shares, an amount equal to any tax required by law to be withheld with respect to such Ordinary Shares. You will pay to the Company, any member of the Group or the 102 Trustee any amount of taxes that the Company and/or any member of the Group or the Trustee may be required to withhold with respect to any Ordinary Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Ordinary Shares if you fail to comply with your obligations in connection with the taxes as described in this section. Any fees associated with any vesting, sale, transfer or any act in relation to the Restricted Stock units and the Ordinary Shares issued upon vesting, shall be borne by you. The 102 Trustee and/or the Company and/or any member of the Group shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Company or any member of the Group or the 102 Trustee.
[Security Law Exemption. If required, the Company will obtain an exemption from the requirement to file a prospectus with respect to the Restricted Stock Units. If obtained copies of the Plan and Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission will be available free of charge upon request from your local human resources department.]

In addition to the acknowledgments noted above and in the Plan, you hereby understand, acknowledge, agree as follows: (i) you are familiar with the provisions of Section 102 of the Ordinance and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to your Restricted Stock Units and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) you accept the provisions of the trust agreement signed between the Company and the 102 Trustee, and agree to be bound by its terms; (iii) you acknowledge that selling the Ordinary Shares or releasing the Ordinary Shares from the control of the 102 Trustee prior to the termination of the 102 Holding Period constitutes a violation of the terms of Section 102 and agree to bear the relevant sanctions; (iv) you authorize the Company to provide the plan administrator and the 102 Trustee with any information required for the purpose of administering the Plan including executing their obligations according to Section 102 of the Ordinance, the trust deed and the trust agreement, including without limitation information about your Restricted Stock Units, Ordinary Shares, income tax rates, salary bank account, contact details and identification number and acknowledge that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.]
    The detailed terms of such grant are described in the Time-Based Plan, a copy of which is attached hereto. The Time-Based Plan is hereby incorporated by reference and made a part hereof, and the Restricted Stock Units granted herein shall be subject to all terms and conditions of the Time-Based Plan and this Grant Letter. In the
Appendix B-21

event of any conflict between the provisions of this Grant Letter and the provisions of the Time-Based Plan, the provisions of the Time-Based Plan shall govern.
    Thank you for accepting the Grant by clicking on the acceptance button directly in your Equate platform no later than 6 months from the date of notification by the Company of the availability on line of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery.

Yours sincerely,
                                    CRITEO

Appendix B-22

APPENDIX C

Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED AND RESTATED 2015 PERFORMANCE-BASED RESTRICTED STOCK UNITS PLAN

Adopted by the Board of Directors on April 23, 2020
Approved by the Company's combined shareholders' general meetings of October 23, 2015, June 29, 2016 and June 28, 2017
Amended from time to time. Last amendment by the Board: April 6, 2022

Appendix C-1

TABLE OF CONTENTS

1.	IMPLEMENTATION OF THE PERFORMANCE BASED RESTRICTED STOCK UNIT PLAN…................................................	2
2.	DEFINITIONS…...................................................................................	2
3.	PURPOSE…..........................................................................................	4
4.	BENEFICIARIES: ELIGIBLE EMPLOYEES….................................	4
5.	NOTICE OF THE ALLOCATION OF THE RESTRICTED STOCK UNITS…................................................................................................	4
6.	VESTING PERIOD…...........................................................................	5
7.	HOLDING PERIOD…..........................................................................	9
8.	CHARACTERISTICS OF THE ORDINARY SHARES…..................	10
9.	DELIVERY AND HOLDING OF THE ORDINARY SHARES UNDERLYING THE RESTRICTED STOCK UNITS.........................	10
10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS...	11
11.	INTERMEDIARY OPERATIONS........................................................	12
12.	ADJUSTMENT......................................................................................	12
13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN....................	12
14.	TAX AND SOCIAL RULES.................................................................	13
15.	MISCELLANEOUS..............................................................................	13
16.	DATA PRIVACY....................................................................................	14
17.	ELECTRONIC DELIVERY..................................................................	15
18.	SEVERABILITY...................................................................................	15

Appendix C-2

1.IMPLEMENTATION OF THE PERFORMANCE BASED RESTRICTED STOCK UNIT PLAN
On July 30, 2015, the Board of Directors adopted the Original 2015 Performance Based Restricted Stock Unit Plan stating the conditions and criteria for the grant of Restricted Stock Units of Criteo, a French société anonyme whose registered office is located at 32, rue Blanche, 75009 Paris, France and whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Company or any company or economic interest group in which the Company holds, directly or indirectly, at least 10% of the share capital and voting rights at the date of grant of said shares, as determined by the Board of Directors. The Original 2015 Performance Based Restricted Stock Unit Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company, which also granted authority to the Board of Directors to grant Restricted Stock Units under the Original 2015 Performance Based Restricted Stock Unit Plan. On February 25, 2016, the Board of Directors adopted this amended and restated version of the Original 2015 Performance Based Restricted Stock Unit Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016, on June 28, 2016, on April 4, 2018, on April 25, 2019, on April 23, 2020, on April 7, 2021 and on April 6, 2022 the “2015 Performance Based Restricted Stock Unit Plan” or the "Performance Based Plan").

2.DEFINITIONS
Under the Performance Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Agreed Leave"	refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.
"Beneficiaries"	refers to the person(s) for whose benefit the Board of Directors has approved a Grant of Restricted Stock Units under the Performance Based Plan as well as, as the case may be, his or her heirs.
"Applicable Laws"	refers to, for the U.S., the legal requirements related to the administration of equity compensation plans under federal and state corporate and securities laws, including requirements of any exchange or quotation system on which the Shares may then be listed or quoted, and the Code in force in the United States of America
"Board of Directors"	refers to the Company’s board of directors.
"Bylaws"	refers to the Company’s bylaws in force at the date referred to.
Appendix C-3

"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Ordinary Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code.
"Grant Date"	refers to the date when the Board of Directors approves a grant Restricted Stock Units under the 2015 Performance Based Restricted Stock Units Plan.
"Grant Letter"	refers to the notice, substantially in the form set forth in Exhibit 1, which informs a given Beneficiary of the Grant of Restricted Stock Units, as stated in Article 5 of the Performance Plan.
"Grant"	refers to the decision of the Board of Directors to grant Restricted Stock Units to a given Beneficiary, subject to the vesting conditions set forth by the Performance Based Plan as amended from time to time.
"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code.
"Holding Period"	refers to the period, if any, starting on the Vesting Date, during which a Beneficiary may not transfer or pledge his or her shares underlying the vested Restricted Stock Units, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Grant Date pursuant to applicable French law.
"Ordinary Share"	refers to one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
"Original 2015 Performance Based Restricted Stock Units Plan"	refers to the version of the 2015 Performance Based Stock Unit Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015.
"Restricted Stock Units"
refers to a promise by the Company to deliver to the Beneficiary on the Vesting Date, at no consideration, Ordinary Shares, subject to the vesting conditions set forth by the Performance Based Plan. Dividend, voting and other shareholder rights will not apply until the issuance or transfer of Ordinary Shares at the time of vesting of the Restricted Stock Units under the Performance Based Plan.

"Vesting Date"	refers to the date on which the Ordinary Shares subject to the Restricted Stock Units are delivered to the relevant Beneficiary.
"Vesting Period"	refers to the minimum one year period starting on the Grant Date and ending on the Vesting Date, being specified that the Board of Directors may decide to extend this period for all or part of the Restricted Stock Units and/or provide for vesting in tranches, as stated in the corresponding Grant Letter.
"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.PURPOSE
The Performance Based Plan sets forth the conditions and criteria for the grant of Restricted Stock Units under the Performance Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the Performance Based Plan are:
•to attract and retain the best available personnel for positions of substantial responsibility;
•to provide additional incentive to Beneficiaries, including performance incentives; and
Appendix C-4

•to promote the success of the Company's business.

4.BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015 , the Board of Directors of the Company will approve the list of Beneficiaries among the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Group, as determined by the Board of Directors, together with the indication of the number of Restricted Stock Units granted to each of them.

5.NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS
The notice of the Grant of Restricted Stock Units to each Beneficiary shall be made pursuant to a Grant Letter made available to the Beneficiary together with a copy of the Performance Based Plan as amended and restated, indicating the number of Restricted Stock Units granted, the Vesting Period, the Holding Period, if any, and the Performance Targets (as described in Article 6.1 and 6.2).
The Beneficiary shall acknowledge receipt of the Grant documentation comprised of the Grant Letter and of the Performance Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Grant Letter within 6 months (or such other number of days determined by the Company) from the date of notification by the Company of the availability on line of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery.

6.VESTING PERIOD
6.1.    Principle
(a)    The Restricted Stock Units granted under the 2015 Performance Based Plan shall vest in the Beneficiaries at the end of the Vesting Period, provided that the following condition(s) precedent(s) is (are) met:
i.except as set forth in Article 6.1(b), continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the Vesting Period, in the absence of which he or she will not be entitled to acquire Ordinary Shares on the date when this condition is no longer met; and
ii.attainment of one or more Performance Targets determined by the Board of Directors at grant in accordance with Article 6.2 and reflected in the relevant Grant Letter.
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to vest in the Restricted Stock Units granted under the Performance Based Plan at the end of the Vesting Period; provided, that if the Beneficiary is an officer on the Grant Date and subsequently ceases to be an officer of any company of the Group, the Board of Directors shall have the discretion to terminate the Beneficiary’s Restricted Stock Units granted under the Performance Based Plan at any time up to the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period, except in case of death.
Appendix C-5

During the Vesting Period, the Beneficiaries will not own the Ordinary Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the Ordinary Shares.
(b)    Unless otherwise determined by the Board of Directors at the Grant Date, if the Beneficiary (i) ceases to be an employee or officer of the Group more than one year after the Grant Date but prior to (A) the Vesting Date or (B) in the case of a Grant that vests in tranches, the vesting date of the first tranche of the Grant (such date in either (A) or (B), the “First Vesting Date”), and (ii) prior to the termination of his or her employment or term of office, any applicable Performance Targets (as defined below) are fully satisfied, then the Beneficiary shall vest in, on the First Vesting Date, only those Restricted Stock Units that correspond to the Performance Targets that were fully satisfied prior to the termination of his or her employment or term of office (rounded to the nearest whole number). For instance, for a Grant where 25% of the Restricted Stock Units vest upon the second anniversary of the Grant Date subject to the attainment of Performance Target No. 1 and 25% of the Restricted Stock Units vest upon the second anniversary of the Grant Date subject to the attainment of Performance Target No. 2, if the Beneficiary ceases to be an employee or officer of the Group on the day following the first anniversary of the Grant Date and the Board determines that, by that date, the Beneficiary has satisfied Performance Target No. 1 at 100% and Performance Target No. 2 at 85%, he shall vest in on such second anniversary date 25% of his Restricted Stock Units, with the balance being automatically forfeited. If none of the Performance Targets are met at the 100% level or higher prior to the Beneficiary’s termination, the Beneficiary’s entire Grant will be automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Grants where the First Vesting Date is more than one year after the Grant Date.
(c)    In addition to any other powers set forth in the Performance Based Plan and subject to the provisions of the Performance Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Grant (which need not be identical) and any Restricted Stock Units acquired pursuant thereto, including, without limitation, the Performance Measures (as defined below), performance period, performance award formula and Performance Targets (as defined below) applicable to any grant and the extent to which such Performance Targets have been attained. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances a Grant may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.6, 6.7 and 6.8 of the Performance Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to a Grant under the Performance Plan solely based on a Change in Control.
6.2    Performance criteria
The vesting of any Restricted Stock Units granted hereunder shall be subject to or conditioned upon, in whole or in part, the achievement of Performance Targets in accordance with the following terms and conditions (each, a “Performance Grant”):
6.2.1    Establishment of performance period, performance targets and performance award formula
In granting each Performance Grant, the Board of Directors shall establish in writing the applicable performance period, performance award formula and one or more Performance Targets (as defined herein) which, when measured at the end of the performance period, shall determine, on the basis of the performance award formula, the final number of Restricted Stock Units acquired by the Beneficiary. The Board of Directors shall have full power
Appendix C-6

and final authority, in its discretion, to alter or cancel the Performance Targets or performance award formula applicable to a Beneficiary, including, without limitation, in the event that the Beneficiary changes roles or functions within the Group during the performance period. In any case, the performance period shall not be shorter than one year.
6.2.2    Measurement of performance targets
Performance shall be evaluated by the Board of Directors on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures
(i)    Determination of Performance Measures. Except as otherwise determined by the Board of Directors and in each case to the extent applicable, Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry.
(ii)    Calculation of Performance Measures. Except as otherwise determined by the Board of Directors, the Performance Measures applicable to the vesting of the Restricted Stock Units shall be calculated in accordance with generally accepted accounting principles and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors, occurring after the establishment of the Performance Targets applicable to the vesting of the Restricted Stock Units. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Beneficiary’s rights with respect to the vesting of the Restricted Stock Units.
(iii)    Types of Performance Measures. Performance Measures may be one or more of the following or such other measures as determined by the Board of Directors:
(1)    contribution excluding traffic acquisition costs;
(2)    adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the Securities Exchange Commission in the United States;
(3)    cash flow from operating activities;
(4)    stock price;
(5)    completion of identified special project(s); or
(6)    any combination of the foregoing.
Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments shall be made to the Performance Measures, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission.
Appendix C-7

(b)    Performance Targets. Where applicable, Performance Targets may, without limitation, be expressed in terms of attaining a specified level of the Performance Measure or the attainment of a percentage increase or decrease in the particular Performance Measure, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of Directors. The Performance Targets may be subject to a threshold level of performance below which no Restricted Stock Units will vest, levels of performance at which specified numbers of Restricted Stock Units will vest, and a maximum level of performance above which no additional number of Restricted Stock Units will vest (or at which full vesting will occur).
6.3    Compliance with Company Policies
a)Grant Subject to Clawback Policy. The Grant Letter shall contain an acknowledgement and agreement by the Beneficiary that any Grant pursuant to the Performance Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
b)Share Ownership Guidelines. Any Ordinary Shares acquired pursuant to the vesting of Restricted Stock Units may need to be retained by the Beneficiary in order to comply with the Company’s Share Ownership Guidelines, to the extent applicable to the Beneficiary.
6.4    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to vest in the Restricted Stock Units at the end of the Vesting Period.
6.5    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Grant(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Grant(s) shall be extended in accordance with this Article 6.5.
6.6    Disability
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest in the Beneficiary on the date of Disability in accordance with articles 6.1 and 6.2 and reflected in the Grant Letter, but being noted that (i) the condition related to the continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the Vesting Period will be considered as met immediately on the date of Disability and (ii) the condition of the attainment of one or more Performance Targets determined by the Board of Directors at grant will be measured on the date of Disability.
6.7    Death
In the event of the death of the Beneficiary during the Vesting Period, the Restricted Stock Units shall vest in accordance with articles 6.1 and 6.2 and reflected in the Grant Letter, but being noted that (i) the condition related to the continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the
Appendix C-8

Company or of any of the companies of the Group during the Vesting Period will be considered as met immediately on the date of death and (ii) the condition of the attainment of one or more Performance Targets determined by the Board of Directors at grant will be measured on the date of death.
The Restricted Stock Units shall vest at the date of the request made by his or her beneficiaries in the framework of the inheritance. The request for the vesting of the Restricted Stock Units by the heirs shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.8    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Restricted Stock Units that may vest pursuant to Article 6.1(b) upon retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Restricted Stock Units prior to the date of such retirement.
6.9    Change in Control
(a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Grant Letter, in the event of a Change in Control:

(i)Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Grant, for each Grant that is not assumed or substituted for and for which the Grant Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse, any performance conditions imposed with respect to such Grant shall be deemed to be achieved at target performance levels and the Restricted Stock Units shall be deemed fully vested by the Beneficiary prior to the consummation of the Change in Control. Any Grant for which the Grant Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.9(a)(ii) or cancelled in accordance with Article 6.9(a)(iii) below.

(ii)For the purposes of this Article 6.9, a Grant will be considered assumed or substituted if, (A) following the Change in Control, the Grant confers the right to receive, for each Restricted Stock Unit subject to the Grant immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of Ordinary Shares for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Restricted Stock Unit shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of Ordinary Shares in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Grant following the Change in Control are freely tradable on a major stock exchange; and (C) the Grant otherwise remains subject to the same terms and conditions that were applicable to the Grant immediately prior to the Change in Control.

(iii)Notwithstanding any other provision of the 2015 Performance Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the
Appendix C-9

U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Grant shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Ordinary Share in the Change in Control multiplied by (ii) the number of Restricted Stock Units granted. The Board of Directors shall not be required to treat all Grants similarly for purposes of this Article 6.9(a). Payment of amounts under this Article 6.9(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Grants surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(b)The obligations of the Company under the Performance Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.
6.10     Compliance with laws and liability of the Company.
a)Shares shall not be sold or issued pursuant to the vesting of Restricted Stock Units unless the vesting of such Restricted Stock Units, and the issuance or sale and delivery of such shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, Applicable Laws and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, the laws of any applicable jurisdiction in which Restricted Stock Units are granted and any other French, U.S. or other laws applicable to the Restricted Stock Units.
b)Without limiting the provisions of Article 6.10(a) above, the inability of the Company to obtain authority from any regulatory body having jurisdiction or to otherwise comply with any applicable law, which authority or compliance is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained or as to which such legal compliance has not been possible or practicable, and shall constitute circumstances in which the Board may determine to amend or cancel the Restricted Stock Units, with or without consideration to the affected Beneficiary.
c)The Company and its affiliated companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its affiliated companies was not able to acquire the shares.

7.HOLDING PERIOD
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Ordinary Shares underlying the Restricted Stock Units granted under the Performance Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Ordinary Shares underlying the Restricted Stock Units shall not be transferable during the Holding Period, if any, and the Beneficiaries may not transfer or pledge those shares, by any means, or convert them into bearer form.
Appendix C-10

b)At the end of the Holding Period, if any, the Restricted Stock Units will be fully transferable, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Ordinary Shares acquired pursuant to the vesting of the Restricted Stock Units granted under the Performance Based Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Ordinary Shares underlying the Restricted Stock Units delivered to the Beneficiaries referred to in Article 6.5 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.6 above may be freely transferred as from the date of their date of vesting.

8.CHARACTERISTICS OF THE ORDINARY SHARES
The Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units shall be, at the Company’s choice, new shares to be issued by the Company or existing shares acquired by the Company.
As from the Vesting Date, the Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing Ordinary Shares and shall benefit from the same rights as from the Vesting Date.
Restricted Stock Units that do not vest do not give right to any dividend paid or dividend equivalent accumulated prior to the Vesting Date.

9.DELIVERY AND HOLDING OF THE ORDINARY SHARES UNDERLYING THE RESTRICTED STOCK UNITS
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Ordinary Shares underlying the Restricted Stock Units vested under the Performance Based Plan provided that the conditions and criteria for such vesting provided by Articles 5 and 6 above are met. However, Ordinary Shares may not be delivered in fractional shares. Unless otherwise provided in an award agreement or grant letter, the number of Ordinary Shares delivered at the end of any Vesting Period will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Ordinary Shares in excess of the total number of Ordinary Shares subject to the Grant.
If the Vesting Date is not a Working Day, the delivery of the Ordinary Shares underlying the Restricted Stock Units shall be completed the first Working Day following the end of the Vesting Period.
The Ordinary Shares that may be acquired under the Performance Based Plan will be held, during the Holding Period (if any), in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Restricted Stock Units shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
Appendix C-11

In the event that, as a consequence of the Grant of Restricted Stock Units under the Performance Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Ordinary Shares underlying the Restricted Stock Units on the Vesting Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

10. SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1    Shares Available
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Ordinary Shares underlying the Restricted Stock Units that may be delivered under the Performance Based Plan shall not exceed the number of shares remaining available for issuance or transfer under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Grant Date, that are not subject to outstanding awards thereunder. Any Restricted Stock Units granted in connection with a Grant under the Performance Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Ordinary Share underlying the Restricted Stock Unit granted in connection with such Grant. Shares subject to the Performance Based Plan shall consist of authorized but unissued Ordinary Shares, as well as existing Ordinary Shares.
In the event that a Grant, or any part thereof, for any reason is terminated or canceled without having vested, the unvested and forfeited portion of the Restricted Stock Units relating to such Grant shall, provided the 2015 Performance Based Plan is still in force, again be available for future grant pursuant to the Time-Based Restricted Stock Units Plan or the Performance Based Plan. Notwithstanding any provision of the Performance Based Plan or the Appendix thereunder to the contrary, shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance or transfer under the Performance Based Plan.
10.2    Individual Grant Limits
Unless otherwise determined by the Board of Directors, the following limits shall apply to the grant of a Grant under the Performance Based Plan. Subject to adjustment as provided in Articles 11 and 12, no Beneficiary shall be granted within any fiscal year of the Company a Grant of Restricted Stock Units under the Performance Based Plan, the grant or vesting of which is based on the attainment of Performance Targets, for more than 1,000,000 Restricted Stock Units.

11.INTERMEDIARY OPERATIONS
Subject to Article 6.9, in the event of exchange of shares without any payment in cash (soulte) resulting from a merger or split-up completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive Ordinary Shares underlying Restricted Stock Units of the Company or shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Ordinary Shares underlying Restricted Stock Units.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period (if any).

Appendix C-12

12. ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate Ordinary Shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Ordinary Shares underlying the Restricted Stock Units granted under the Performance Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options as per Article L. 225-181 and L. 228-99 of the French commercial code.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Grant of Restricted Stock Units he or she benefited from, it being specified that the shares of the Company granted pursuant to this adjustment shall be governed by the Performance Based Plan.

13. AMENDMENT TO THE 2015 PERFORMANCE PLAN
13.1    Principle
The Performance Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries, unless such amendment is necessary or appropriate to comply with or facilitate compliance with applicable laws or other rules, regulations or requirements, as determined by the Board of Directors (or its delegate).
The new provisions shall apply to the Beneficiaries of the Restricted Stock Units during the Vesting Period on the date of the decision to amend the Performance Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the Performance Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14. TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the grant of Restricted Stock Units, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the reporting obligations he or she must comply with in relation to the grant of the Restricted Stock Units.

15. MISCELLANEOUS
15.1    Rights in relation to the capacity of employee
No provisions of the Performance Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the
Appendix C-13

right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future Restricted Stock Units plans and Nature of Grant
Rights in relation to future Restricted Stock Units plans. The fact that a person may benefit from the Performance Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
Nature of Grant. In accepting any Grant under the Performance Based Plan, the Beneficiary acknowledges that:
    (a)    the Performance Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Performance Based Plan;
    (b)    the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units , even if Restricted Stock Units have been granted repeatedly in the past;
    (c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
    (d)    Beneficiary’s participation in the Performance Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
    (e)    Beneficiary is voluntarily participating in the Performance Based Plan;
    (f)    the Restricted Stock Units are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
    (g)    the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
    (h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
    (i)    the future value of the underlying Ordinary Shares is unknown and cannot be predicted with certainty;
    (j)    if the Beneficiary obtains Ordinary Shares, the value of those Ordinary Shares may increase or decrease;
    (k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Restricted Stock Units or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Performance Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
Appendix C-14

    (l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Restricted Stock Units under the Performance Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
15.3    Applicable law - Jurisdiction
The Performance Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France at the time of a relevant taxable event.

16.DATA PRIVACY
As part of the Performance Based Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.
The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the Performance Based Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter.
The Company may disclose the Data to the Employer, subsidiaries and affiliated companies, sub-contractors, banking and financial organizations, on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation, in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.
Appendix C-15

17. ELECTRONIC DELIVERY
The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Performance-Based Restricted Stock Units Plan or future awards that may be granted under the 2015 Performance-Based Restricted Stock Units Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Performance-Based Restricted Stock Units Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Performance -Based Restricted Stock Units Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. SEVERABILITY
The provisions of this Performance Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
Appendix C-16

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Performance Based Restricted Stock Units Plan (the "Plan").
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the Performance Based Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because such information may be outdated when the Beneficiary vests in the Restricted Stock Units and/or sells any Ordinary Shares delivered pursuant to the award.
GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units grant, including the grant, vesting of the Restricted Stock Units, the subsequent sale of shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Restricted Stock Units, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of shares underlying the Restricted Stock Units. Alternatively, or in addition, if permissible under local law, the Company may, (1) sell or arrange for the sale of shares underlying the vested Restricted Stock Units to meet the withholding obligation for Tax-Related Items and/or (2) withhold in shares, provided that, to the extent required under applicable accounting or tax rules, the Company only withholds the amount of shares necessary to satisfy the withholding amount and further provided that any such withholding of shares shall be subject to advance approval by the Board of Directors or a committee thereof as constituted in accordance with Rule 16b-3 under the Exchange Act.. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the Plan or the Beneficiary’s vesting of Restricted Stock Units that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the shares underlying the vested Restricted Stock Units if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.

Appendix C-17

For tax residents of the United States
Beneficiary acknowledges that both this award and any underlying Ordinary Shares are securities, the issuance or transfer of which by the Company requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan and the Grant Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of the Plan and no payment or benefit shall be due to the Beneficiary under the Plan and the Grant Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the Plan and the Grant Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the Plan and the Grant Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code due to the Beneficiary’s status as a “specified employee” within the meaning of Section 409A of the Code, such payment, under the Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code to make payment of an award upon a Change in Control, the applicable transaction or event defined in Article 2 and described in Article 6.9 of the Plan must qualify as a “change in control event” within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it does not, then unless otherwise specified in the applicable Grant Letter, any Restricted Stock Units definitively vested in by the Beneficiary upon a Change in Control shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.6 of the Plan, the shares underlying the Restricted Stock Units shall be delivered to the Beneficiary no later than 90 days following the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it is not, any Restricted Stock Units definitively vested by the Beneficiary upon Disability shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.7 of the Plan, the Restricted Stock Units shall be delivered no later than no later than 90 days following the date of the Beneficiary’s death, but in any event no later than December 31st of the calendar year following the year of the Beneficiary’s death to the extent permitted by Section 409A of the Code.
The Company makes no representation that any or all of the payments described in the Plan and the Grant Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude
Appendix C-18

Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the Plan to the Beneficiary who should seek his or her own tax advice.
For Israeli Tax Residents
Upon grant of Restricted Stock Units, if the award is made to an employee, director or officer of an Israeli resident member of the Group (the "Approved Israeli Participants"), and is intended to qualify for beneficial tax treatment pursuant to the trustee capital gains route of Section 102 of the Israeli Income Tax Ordinance [New Version] 1961 ("Trustee 102 Awards", "Capital Gains Route" and "Ordinance") the following provisions shall apply. The designation of a Restricted Stock Unit as a Trustee 102 Award shall be determined by the Board of Directors or any committee thereof. Unless otherwise specifically determined, all Restricted Stock Units awards to Approved Israeli Participants are intended to be Trustee 102 Awards. The provisions below set out the terms and conditions applicable to Trustee 102 Awards granted to Approved Israeli Participants, as defined below, in order to satisfy Israeli tax requirements. If the terms are not met the Restricted Stock Units shall be subject to tax pursuant to the non-trustee route of Section 102 or Section 2 or 3(i) of the Ordinance.
Trustee 102 Awards and/or any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award and/or other Ordinary Shares received following any realization of rights under the Plan, shall be allocated or issued to the trustee appointed by the Company and/or its Israeli subsidiary pursuant to the provisions of Section 102 of the Ordinance (the "102 Trustee") or controlled by the 102 Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102 of the Ordinance. In the event the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as awards subject to tax pursuant to Section 102(c) of the Ordinance or as awards which are not subject to Section 102, all in accordance with the provisions of Section 102.
With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Ordinary Shares received upon the grant, vesting or exercise of a Trustee 102 Award and/or any Ordinary Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “102 Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the 102 Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.
Notwithstanding anything to the contrary, the 102 Trustee shall not release or sell any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award unless the Company, the Group and the 102 Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.
Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of such award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the 102 Trustee.
Each Trustee 102 Award will be deemed granted on the Grant Date, provided that and subject to (i) the Approved Israeli Participant has signed all documents required by the Company or applicable law, and (ii) the Company has provided all applicable documents to the 102 Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the 102 Award will be considered as granted under Section 102(c) of the Ordinance.
Appendix C-19

Notwithstanding any provision of the Plan, no Trustee 102 Award or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such award shall be given to any third party whatsoever, and during the lifetime of the Approved Israeli Participant, each and all of such Approved Israeli Participant’s rights with respect to an award shall belong only to the Approved Israeli Participant. Any such action made, directly or indirectly, for an immediate or future validation, shall be void. As long as Restricted Stock Units and/or Ordinary Shares issued or purchased hereunder are held by the 102 Trustee on behalf of the Approved Israeli Participant, all rights of the Approved Israeli Participant over the Restricted Stock Units and Ordinary Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
With regard to Trustee 102 Awards, the provisions of Section 102 and any approval issued by the ITA shall be deemed an integral part of the Plan and the Grant Letter. Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to a Trustee 102 Award, which is not expressly specified herein, shall be considered binding upon the Company and the Approved Israeli Participants. Furthermore, if any provision of the Plan disqualifies Trustee 102 Awards from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the Trustee 102 Awards.
Any tax consequences arising from the grant, vesting or sale of any Trustee 102 Award or Ordinary Shares covered thereby or from any other event or act (of the Company, and/or the Group, and the 102 Trustee or the Approved Israeli Participant), hereunder, shall be borne solely by the Approved Israeli Participant. The Company and/or the Group, and/or the 102 Trustee shall withhold tax according to the requirements of applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Approved Israeli Participant agrees to indemnify the Company and/or the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Approved Israeli Participant. The Company and/or, when applicable, the 102 Trustee shall not be required to release any Ordinary Shares to an Approved Israeli Participant until all required tax payments have been fully made.

Appendix C-20

Exhibit 1
Form of Grant Letter
[Beneficiary Name and Address]
                                        [Date]
Letter delivered by electronic delivery
[Name of Beneficiary],

We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on [June 9, 2020], the board of directors of Criteo S.A. (the “Company”), during its meeting held on [ ] (the “Grant Date”), granted to you Restricted Stock Units of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Performance Based Restricted Stock Units (the “2015 Performance Plan”). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Performance Plan.
The Board granted to you [ ] ordinary shares of the Company (the “Shares”), with a par value of EUR 0.025 each (the “Grant”).
There is a period (the “Vesting Period”) at the end of which the Grant will become effective and final (i.e., the Shares will be delivered to you and be your property). The Shares may be acquired by you not earlier than [ ] unless you shall cease to be an employee or officer of the Criteo group for any reason whatsoever during the Vesting Period [(subject to the following paragraph)], and subject to the attainment of the following performance goals: [ ].
[In the event (i) you cease to be an employee or officer of the Criteo group more than one year after the Grant Date but prior to the First Vesting Date, and (ii) prior to the termination of your employment or term of office, any of the Performance Targets set forth above are fully satisfied, you shall acquire, on the First Vesting Date, only those Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of your employment or term of office. All other Shares will be automatically forfeited.]
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest on the date of Disability. In the event of death during the Vesting Period, the Restricted Stock Units shall vest at the date of the request made by your beneficiaries in the framework of the inheritance. The request for the vesting of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
Neither the Performance-Based Plan nor this letter shall confer upon the you any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Performance-Based Plan or this letter shall be construed to limit the discretion of the Company to terminate your continuous service at any time, with or without cause.
    By acknowledging this Grant, you hereby acknowledge and agree that any Grant pursuant to the 2015 Performance Plan shall be subject to any applicable Company clawback policy, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

Appendix C-21

    [To be included for the employees of the Israeli subsidiary: The Restricted Stock Units are intended to be subject to tax pursuant to the trustee capital gains route of Section 102 of the Ordinance, subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this Grant Letter and the required declarations. However, in the event the Restricted Stock Units do not meet the requirements of Section 102, such Restricted Stock Units and the underlying Ordinary Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Restricted Stock Units will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102. The Restricted Stock Units and the Ordinary Shares issued upon vesting and/or any additional rights, as detailed above, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Restricted Stock Units (the “Additional Rights”) shall be issued to or controlled by the 102 Trustee for your benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital Gains Route, you shall not sell nor transfer from the 102 Trustee the Ordinary Shares or Additional Rights until the end of the 102 Holding Period. Notwithstanding the above, if any such sale or transfer occurs before the end of the 102 Holding Period, the sanctions under Section 102 shall apply and shall be borne by you. The Company and/or member of the Group and/or the 102 Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or any member of the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The Company and/or any member of the Group and/or the 102 Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you, or from proceeds of the sale of any Ordinary Shares, an amount equal to any tax required by law to be withheld with respect to such Ordinary Shares. You will pay to the Company, any member of the Group or the 102 Trustee any amount of taxes that the Company and/or any member of the Group or the Trustee may be required to withhold with respect to any Ordinary Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Ordinary Shares if you fail to comply with your obligations in connection with the taxes as described in this section. Any fees associated with any vesting, sale, transfer or any act in relation to the Restricted Stock units and the Ordinary Shares issued upon vesting, shall be borne by you. The 102 Trustee and/or the Company and/or any member of the Group shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Company or any member of the Group or the 102 Trustee.
[Security Law Exemption. If required, the Company will obtain an exemption from the requirement to file a prospectus with respect to the Restricted Stock Units. If obtained copies of the Plan and Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission will be available free of charge upon request from your local human resources department.]

In addition to the acknowledgments noted above and in the Plan, you hereby understand, acknowledge, agree as follows: (i) you are familiar with the provisions of Section 102 of the Ordinance and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to your Restricted Stock Units and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) you accept the provisions of the trust agreement signed between the Company and the 102 Trustee, and agree to be bound by its terms; (iii) you acknowledge that selling the Ordinary Shares or releasing the Ordinary Shares from the control of the 102 Trustee prior to the termination of the 102 Holding Period constitutes a violation of the terms of Section 102 and agree to bear the relevant sanctions; (iv) you authorize the Company to provide the plan administrator and the 102 Trustee with any information required for the purpose of administering the Plan including executing their obligations according to Section 102 of the Ordinance, the trust deed and the trust agreement, including without limitation information about your Restricted Stock Units, Ordinary Shares, income tax rates, salary bank account, contact details and identification number and acknowledge that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.]

    The detailed terms of this Grant are described in the Performance Based Plan, a copy of which is attached hereto. The 2015 Performance Plan is hereby incorporated by reference and made a part hereof, and the Restricted Stock Units granted herein shall be subject to all terms and conditions of the Performance Based Plan and this Grant Letter. In the event of any conflict between the provisions of this Grant Letter and the provisions of the Performance Based Plan, the provisions of the Performance Based Plan shall govern.

Appendix C-22

    Thank you for accepting the Grant by clicking on the acceptance button directly in your Equate platform no later than 6 months from the date of notification by the Company of the availability on line of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery.

    Yours sincerely,
                                        CRITEO

Appendix C-23

Important : Avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso - *Important : Before selecting please refer to instructions on reverse side*
Quelle que soit l'option choisie, noircir comme ceci ■ la ou les cases correspondantes, dater et signer au bas du formulaire - *Whichever option is used, shade box(es) like this ■, date and sign at the bottom of the form*

☐ **JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE** et demande une carte d'admission : dater et signer au bas du formulaire / ***I WISH TO ATTEND THE SHAREHOLDER'S MEETING** and request an admission card: date and sign at the bottom of the form*

CRITEO

Société Anonyme au capital de 1 647 083,675 €
Siège Social :
32, rue Blanche
75009 Paris
484 786 249 R.C.S. PARIS

ASSEMBLÉE GÉNÉRALE MIXTE

Convoquée pour le Mercredi 15 Juin 2022 à 14h00,
au Siège Social : 32, rue Blanche 75009 Paris

COMBINED GENERAL MEETING

To be held on Wednesday, June 15th, 2022, at 02:00 p.m,
At the registered Office : 32, rue Blanche 75009 Paris

CADRE RÉSERVÉ À LA SOCIÉTÉ - *FOR COMPANY'S USE ONLY*

Identifiant - *Account*

Nombre d'actions / *Number of shares*: Nominatif / *Registered* (Vote simple / *Single vote*; Vote double / *Double vote*); Porteur / *Bearer*

Nombre de voix - *Number of voting rights*

☐ **JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST***
Cf. au verso (2) - *See reverse (2)*

Je vote **OUI** à tous les projets de résolutions présentés ou agréés par le Conseil d'Administration ou le Directoire ou la Gérance, à l'EXCEPTION de ceux que je signale en noircissant comme ceci ■ l'une des cases "Non" ou "Abstention". / *I vote **YES** all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this ■, for which I vote No or I abstain.*

	1	2	3	4	5	6	7	8	9	10
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	**12**	**13**	**14**	**15**	**16**	**17**	**18**	**19**	**20**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	**22**	**23**	**24**						
Non / No	☐	☐	☐	☐						
Abs.	☐	☐	☐	☐						

Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix.
On the draft resolutions not approved, I cast my vote by shading the box of my choice.

	A	B
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	C	**D**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	E	**F**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	G	**H**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	J	**K**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée, je vote **NON** sauf si je signale un autre choix en noircissant la case correspondante :
*In case amendments or new resolutions are proposed during the meeting, I vote **NO** unless I indicate another choice by shading the corresponding box:*
-Je donne pouvoir au / à la Président(e) de l'assemblée générale. / *I appoint the Chairperson of the general meeting*........ ☐
- Je m'abstiens. / *I abstain from voting*........ ☐
- Je donne procuration [cf. au verso renvoi (4)] à M., Mme ou Mlle, Raison Sociale pour voter en mon nom ....
I appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf........ ☐

☐ **JE DONNE POUVOIR AU / À LA PRÉSIDENT(E) DE L'ASSEMBLÉE GÉNÉRALE**
Cf. au verso (3)

I HEREBY GIVE MY PROXY TO THE CHAIRPERSON OF THE GENERAL MEETING
See reverse (3)

☐ **JE DONNE POUVOIR À :** Cf. au verso (4) pour me représenter à l'Assemblée
I HEREBY APPOINT: *See reverse (4) to represent me at the above mentioned Meeting*
M. Mme ou Mlle, Raison Sociale / Mr, Mrs or Miss, Corporate Name

Adresse / Address

ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque.
CAUTION: *As for bearer shares, the present instructions will be valid only if they are directly returned to your bank.*

Nom, prénom, adresse de l'actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). **Cf au verso (1)**
Surname, first name, address of the shareholder *(Change regarding this information have to be notified to relevant institution, no changes can be made using this proxy form).* ***See reverse (1)***

Pour être pris en considération, tout formulaire doit parvenir au plus tard :
To be considered, this completed form must be returned no later than:

sur 1ère convocation / ***on 1st notification*** — **sur 2ème convocation** / ***on 2nd notification***

à / *to* BNP Paribas Securities Services,
CTO, Service Assemblées,
Grands Moulins de Pantin,
9, rue du Débarcadère,
93761 Pantin Cedex

11 juin 2022 / June 11th, 2022

Date & Signature

« Si le formulaire est renvoyé daté et signé mais qu'aucun choix n'est coché (carte d'admission / vote par correspondance / pouvoir au / à la président(e) / pouvoir à mandataire), cela vaut automatiquement pouvoir au / à la Président(e) de l'assemblée générale »
'If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairperson of the General Meeting'

CONDITIONS D'UTILISATION DU FORMULAIRE

(1) GENERALITES : Il s'agit d'un formulaire unique prévu par l'article R. 225-76 du Code de Commerce.
QUELLE QUE SOIT L'OPTION CHOISIE :

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire).

Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité.

Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote.

Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser à la fois « Je vote par correspondance » et « Je donne pouvoir » (article R. 225-81 paragraphe 8 du Code de Commerce).

Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l'AFTI : www.afti.asso.fr

La version française de ce document fait foi.

(2) VOTE PAR CORRESPONDANCE

Article L. 225-107 du Code de Commerce (extrait) :

"Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considérés comme des votes exprimés".

La majorité requise pour l'adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l'actionnaire n'a pas pris part au vote, s'est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s'agissant des sociétés ayant adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la société européenne).

Si vous votez par correspondance : vous devez obligatoirement noircir la case "Je vote par correspondance" au recto.

1 - il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes :

- soit de voter "Oui" (vote exprimé par défaut pour les projets de résolutions présentés ou agréés, en l'absence d'un autre choix);
- soit de voter "Non";
- soit de vous "Abstenir" en noircissant individuellement les cases correspondantes.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l'absence d'un autre choix), pouvoir au / à la président(e) de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix.

(3) POUVOIR AU / À LA PRÉSIDENT(E) DE L'ASSEMBLÉE GÉNÉRALE

Article L. 225-106 du Code de Commerce (extrait) :

"Pour toute procuration d'un actionnaire sans indication de mandataire, le / la président(e) de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) POUVOIR À UNE PERSONNE DÉNOMMÉE

Article L. 225-106 du Code de Commerce (extrait) :

"I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité.

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le / la président(e) du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L. 225-23 ou de l'article L. 225-71.

Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites."

Article L. 22-10-39 du Code de Commerce :

"Outre les personnes mentionnées au I de l'article L. 225-106, un actionnaire peut se faire représenter par toute autre personne physique ou morale de son choix lorsque les actions de la société sont admises aux négociations sur un marché réglementé ou sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, à condition dans cette seconde hypothèse, que les statuts le prévoient.

Les clauses contraires aux dispositions du précédent alinéa sont réputées non écrites."

Article L. 22-10-40 du Code de Commerce :

"Lorsque, dans les cas prévus au premier alinéa du I de l'article L. 22-10-39, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit :

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-41 du Code de commerce :

"Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée au premier alinéa de l'article L. 22-10-39, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-42 du Code de commerce :

"Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 22-10-40 ou des dispositions de l'article L. 22-10-41. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 22-10-41."

Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l'exécution de vos instructions de vote. Vous disposez d'un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier.
BP2S opère des traitements de données personnelles vous concernant. Le détail de ces traitements et l'ensemble de vos droits concernant vos données figurent dans la Notice d'information sur la protection des données personnelles, disponible sur le site institutionnel de BP2S : https://securities.bnpparibas.com/fr/data-protection-notice.html

FORM TERMS AND CONDITIONS

(1) GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce
WHICHEVER OPTION IS USED:

The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form).

If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf.

If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy.

The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (art. R. 225-77 alinéa 3 du Code de Commerce).

The text of the resolutions is in the notification of the meeting which is sent with this proxy (article R. 225-81 du Code de Commerce). Please do not use both "I vote by post" and "I hereby appoint" (article R. 225-81 du Code de Commerce).

A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: www.afti.asso.fr

The French version of this document governs; The English translation is for convenience only.

(2) POSTAL VOTING FORM

Article L. 225-107 du Code de Commerce (extract):

"Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non- existent.

When calculating the quorum, only forms received by the company before the meeting shall be taken into account, on conditions to be laid down by a decree approved by the Conseil d'Etat. The forms giving no voting direction or indicating abstention shall not be considered as votes cast."

The majority required for the adoption of the general meeting's decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the statute of European company, articles 57 and 58 of the Council Regulation (EC) n°2157/2001 on the statute for a European company).

If you wish to use the postal voting form, you have to shade the box on the front of the document: "I vote by post".

1 - In such event, please comply for each resolution the following instructions by shading boxes of your choice:

- either vote "Yes" (in absence of choice, vote expressed by default for the approved draft resolutions),
- or vote "No",
- or vote "Abstention" by shading boxes of your choice.

2 - In case of amendments or new resolutions during the general meeting, you are requested to choose between vote "No" (vote expressed by default in absence of choice), proxy to the chairperson of the general meeting, "Abstention" or proxy to a mentioned person individual or legal entity by shading the appropriate box.

(3) PROXY TO THE CHAIRPERSON OF THE GENERAL MEETING

Article L. 225-106 du Code de Commerce (extract):

"In case of any power of representation given by a shareholder without naming a proxy, the chairperson of the general meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Directors or the Management Board, as the case may be, and a vote against adopting any other draft resolutions. To issue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal."

(4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY)

Article L. 225-106 du Code de Commerce (extract):

"I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or she has entered into a civil union with.

II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph.

III - Before every general meeting, the chairperson of the board of directors or the management board, as the case may be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article.

Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company's shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71.

Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent."

Article L. 22-10-39 du Code de commerce:

"He or she can also be represented by an individual or legal entity of his or her choice:

2° When the shares are admitted to trading on a multilateral trading facility which is subject to the provisions of the paragraph II of the article L. 433-3 of the Code monétaire et financier as provided by the general regulation of the Autorité des marchés financiers (French Financial Markets Regulatory Authority), included on a list issued by the AMF subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of association."

Article L. 22-10-40 du Code de commerce:

"When, in the events envisaged by the first paragraph of the article L. 22-10-39, the shareholder is represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers.

This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts:

1° Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet;

2° Is member of the management board, administration or supervisory board of the company or a person which controls it within the meaning of the article L. 233-3;

3° Is employed by the company or a person which controls it within the meaning of article L. 233-3;

4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity controlled by a person who controls the company, within the meaning of the article L. 233-3.

This information is also delivered when a family tie exits between the proxy or, as the case may be, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4° above.

When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void.

The termination of the proxy is notified without delay by the proxy to the company.

The conditions of application of this article are determined by a Conseil d'Etat decree."

Article L. 22-10-41 du Code de commerce:

"Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a company mentioned in the first paragraph of the article L. 22-10-39, shall release its voting policy.

It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. The conditions of application of this article are determined by a Conseil d'Etat decree."

Article L. 22-10-42 du Code de commerce:

"The commercial court of which the company' s head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 22-10-40 or with the provisions of article L. 22-10-41. The court can decide the publication of this decision at the expenses of the proxy.

The court can impose the same sanctions towards the proxy on request of the company in the event of non-compliance of the provisions of the article L. 22-10-41."

Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights regarding your data (access, correction…). These rights may be exercised using the contact details provided by your custodian.
BP2S processes personal data about you. Details of these treatments and all your data rights can be found in the Personal Data Protection Information Notice, available on the BP2S website: https://securities.bnpparibas.com/data-protection-notice.html

THE PROXY WITH RESPECT TO THE CHAIRPERSON OF THE MEETING IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRITEO S.A.
<u>ORDRE DU JOUR DE L'ASSEMBLEE GENERALE</u> **Si vous choisissez de donner pouvoir au président de l'assemblée générale pour voter en votre nom, le président émettra un vote favorable à l'adoption des résolutions suivantes.** Les points suivants, proposés par le Conseil d'administration, seront soumis au vote de l'assemblée générale de 2022 : **Ordre du jour de la compétence de l'assemblée générale ordinaire :**	<u>AGENDA OF THE GENERAL MEETING</u> **Please note that if you grant a proxy to the chairperson of the meeting to vote your ordinary shares, the chairperson will vote in favor of adopting the following resolutions.** The following matters proposed by the Board of Directors will be considered at the 2022 general meeting: **Agenda for the Ordinary Shareholders' Meeting:**
1. renouvellement du mandat d'administrateur de Madame Megan Clarken,	1. renewal of the term of office of Ms. Megan Clarken as Director,
2. renouvellement du mandat d'administrateur de Madame Marie Lalleman,	2. renewal of the term of office of Ms. Marie Lalleman as Director,
3. renouvellement du mandat d'administrateur de Monsieur Edmond Mesrobian,	3. renewal of the term of office of Mr. Edmond Mesrobian as Director,
4. renouvellement du mandat d'administrateur de Monsieur James Warner,	4. renewal of the term of office of Mr. James Warner as Director,
5. avis consultatif sur la rémunération versée par la Société aux *named executive officers* de la Société,	5. non-binding advisory vote to approve the compensation for the named executive officers of the Company,
6. avis consultatif sur l'opportunité de consulter les actionnaires chaque année sur la rémunération versée par la Société aux *named executive officers* de la Société,	6. non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year,
7. avis consultatif sur l'opportunité de consulter les actionnaires tous les deux ans sur la rémunération versée par la Société aux *named executive officers* de la Société,	7. non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years,
8. avis consultatif sur l'opportunité de consulter les actionnaires tous les trois ans sur la rémunération versée par la Société aux *named executive officers* de la Société,	8. non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years,
9. approbation des comptes annuels de l'exercice clos le 31 décembre 2021,	9. approval of the statutory financial statements for the fiscal year ended December 31, 2021,
10. approbation des comptes consolidés de l'exercice clos le 31 décembre 2021,	10. approval of the consolidated financial statements for the fiscal year ended December 31, 2021,
11. affectation des résultats de l'exercice clos le 31 décembre 2021,	11. approval of the allocation of profits for the fiscal year ended December 31, 2021,
12. autorisation à donner au Conseil d'administration en vue de l'achat par la Société de ses propres actions conformément aux dispositions de l'article L. 225-209-2 du Code de commerce,	12. authorization to be given to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,
Ordre du jour de la compétence de l'assemblée générale extraordinaire :	**Agenda for the Extraordinary Shareholders' Meeting:**
13. autorisation à donner au Conseil d'administration en vue de réduire le capital social par voie d'annulation d'actions dans le cadre de l'autorisation de rachat par la Société de ses propres actions conformément aux dispositions de l'article L. 225-209-2 du Code de commerce,	13. authorization to be given to the Board of Directors to reduce the Company's share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,
14. autorisation à donner au Conseil d'administration en vue de réduire le capital par voie d'annulation d'actions acquises par la Société dans le cadre des dispositions de l'article L. 225-208 du Code de commerce,	14. authorization to be given to the Board of Directors to reduce the Company's shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code,
15. délégation à donner Conseil d'administration à l'effet de réduire le capital social par voie de rachat d'actions suivi de leur annulation,	15. delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock,
16. fixation du nombre maximum d'actions susceptibles d'être émises ou acquises en vertu des autorisations consenties par l'assemblée générale des actionnaires en date du 25 juin 2020 à l'effet de consentir des options de souscription ou d'achat d'actions et de procéder à l'attribution gratuite d'actions soumises à des critères de présence (« **Time-BaseD RSUs** ») et d'actions de performance (« **Performance Based RSUs** ») en vertu des résolutions 16 à 18 de ladite assemblée,	16. determination of the maximum number of shares that may be issued or acquired pursuant to the authorizations given by the Annual General Shareholders' Meeting dated June 25, 2020 to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares), and to grant time-based restricted stock units (Time-Based RSUs) and performance-based restricted stock units (Performance-Based RSUs) pursuant to resolutions 16 to 18 of the said meeting,
17. délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires au profit d'une catégorie de personnes répondant à des caractéristiques déterminées,	17. delegation of authority to the Board of Directors to increase the Company's share capital by issuing Ordinary Shares, or any securities giving access to the Company's share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders' preferential subscription rights,
18. délégation de compétence consentie au Conseil en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières	18. delegation of authority to the Board of Directors to increase the Company's share capital by issuing Ordinary Shares, or any securities

donnant accès au capital avec maintien du droit préférentiel de souscription des actionnaires,	giving access to the Company's share capital, while preserving the shareholders' preferential subscription rights,
19. délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires et offre au public,	19. delegation of authority to the Board of Directors to increase the Company's share capital by issuing Ordinary Shares, or any securities giving access to the Company's share capital, through a public offering, without shareholders' preferential subscription rights,
20. délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le nombre de titres à émettre en cas d'augmentation de capital sans droit préférentiel de souscription réalisée en vertu des délégations visées aux points 17 à 19 ci-dessus,	20. delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders' preferential subscription rights pursuant to items 17 to 19 above ("green shoe"),
21. délégation consentie au Conseil d'administration en vue d'augmenter le capital social par émission d'actions et de valeurs mobilières donnant accès au capital de la Société au profit des salariés adhérant à un plan d'épargne d'entreprise,	21. delegation of authority to the Board of Directors to increase the Company's share capital by way of issuing shares and securities giving access to the Company's share capital for the benefit of members of a Company savings plan (*plan d'épargne d'entreprise*),
22. fixation des limitations globales du montant des émissions effectuées en vertu des délégations visées aux points 17 à 19, 21 ci-dessus et 24 ci-dessous,	22. approval of the overall limits on the amount of Ordinary Shares to be issued pursuant to items 17 to 19, 21 above and 24 below,
23. délégation de compétence à consentir au Conseil d'administration à l'effet de décider toute opération de fusion-absorption, scission ou apport partiel d'actifs, conformément aux dispositions de l'article L. 236-9 II du Code de commerce,	23. delegation of authority to the Board of Directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code,
24. délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital dans le cadre d'une fusion-absorption décidée par le Conseil d'administration vertu de la délégation visée au point 23 ci-dessus.	24. delegation of authority to the Board of Directors to increase the Company's share capital by way of issuing shares or securities giving access to the Company's share capital in the scope of a merger-absorption decided by the Board of Directors pursuant to item 23 above.

19436 Criteo VIF Proof 4

Annual Combined General Meeting of Criteo S.A.

Date: June 15, 2022

See Voting Instruction On Reverse Side.

Please make your marks like this: X Use pen only

PLEASE REFER BELOW AND TO THE OTHER SIDE OF THE CARD FOR A DESCRIPTION OF THE MATTERS SUBMITTED TO THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2022 (THE "ANNUAL GENERAL MEETING")

The board of directors recommends that you vote "For" the nominees of the board of directors in Resolutions 1 to 4. It further recommends to vote "For" each of resolutions 5 to 24 except for resolutions 7 and 8 (respectively vote on the "say-on-pay" every two and three years) for which it recommends to vote "Against".

Agenda for the Ordinary Shareholders' Meeting	For	Against	Abstain	Agenda for the Extraordinary Shareholders' Meeting	For	Against	Abstain
1.	☐	☐	☐	13.	☐	☐	☐
2.	☐	☐	☐	14.	☐	☐	☐
3.	☐	☐	☐	15.	☐	☐	☐
4.	☐	☐	☐	16.	☐	☐	☐
5.	☐	☐	☐	17.	☐	☐	☐
6.	☐	☐	☐	18.	☐	☐	☐
7.	☐	☐	☐	19.	☐	☐	☐
8.	☐	☐	☐	20.	☐	☐	☐
9.	☐	☐	☐	21.	☐	☐	☐
10.	☐	☐	☐	22.	☐	☐	☐
11.	☐	☐	☐	23.	☐	☐	☐
12.	☐	☐	☐	24.	☐	☐	☐

Authorized Signatures - This section must be completed for your instructions to be executed.

______________________ Please Sign Here ______________________ Please Date Above

______________________ Please Sign Here ______________________ Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual Combined General Meeting of Criteo S.A. to be held on June 15, 2022 For Holders as of April 1, 2022

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes must be received by 12:00 pm (Eastern Time) on June 7, 2022.

PROXY TABULATOR FOR
CRITEO S.A.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2022 Mediant Communications Inc. All Rights Reserved

19436 Criteo VIF.indd 1 4/11/2022 3:08:42 PM

19436 Criteo VIF Proof 4

CRITEO S.A.

Instructions to The Bank of New York Mellon, as Depositary
(must be received prior to 12:00 PM (Eastern Time) on June 7, 2022)

The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the Deposited CRITEO Shares represented by such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 1, 2022 at the Annual General Meeting of CRITEO S.A. to be held in France, on June 15, 2022 at 2:00 p.m. local time in respect of the resolutions specified in the enclosed Notice of Meeting and proxy statement.

NOTE:

1. Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box.

2. If no instructions are received by the Depositary from an Owner on one or more Matter(s) with respect to an amount of the Deposited Securities represented by American Depositary Shares of that Owner on or before the date established by the Depositary for such purpose, to the extent permitted by applicable law and if requested by the Company pursuant and subject to the terms of the deposit agreement, the Depositary shall deem that Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote (x) that amount of Deposited Securities as to such Matter(s) on the agenda of the relevant meeting, and (y) against any Matter which may be subsequently added to the agenda of such meeting (including during such meeting) in accordance with applicable French law.

(Continued and to be marked, dated and signed, on the other side)

AGENDA OF THE GENERAL MEETING

Please note that if you grant a proxy to the chairperson of the meeting to vote your ordinary shares, the chairperson will vote in favor of adopting the following resolutions.

The following matters proposed by the Board of Directors will be considered at the 2022 general meeting:

Agenda for the Ordinary Shareholders' Meeting

Agenda for the Extraordinary Shareholders' Meeting:

PROXY TABULATOR FOR
CRITEO S.A.
P.O. Box 8016
CARY, NC 27512-9903

19436 Criteo VIF.indd 2 4/11/2022 3:08:42 PM

About Criteo

Criteo (NASDAQ: CRTO) is the global technology company that provides the world's leading Commerce Media Platform. 2,800 Criteo team members partner with over 22,000 marketers and thousands of media owners around the globe to activate the world's largest set of commerce data to drive better commerce outcomes. By powering trusted and impactful advertising, Criteo brings richer experiences to every consumer while supporting a fair and open internet that enables discovery, innovation and choice.

For more information, please visit www.criteo.com.

Criteo S.A. | 32, Rue Blanche, 75009 Paris, France
+33 1 7585 0939 | www.criteo.com | IR@Criteo.com

CRITEO